As filed with the Securities and Exchange Commission on October 31, 2023
Securities Act File No. 333-270884
Investment Company Act File No. 811-23858

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
(CHECK APPROPRIATE BOX OR BOXES)
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO. 3	☒
POST-EFFECTIVE AMENDMENT NO.	☐
and/or
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO. 3	☒

AB CarVal Opportunistic Credit Fund
(Exact name of Registrant as specified in Charter)

1601 Utica Avenue South, Suite 1000, Minneapolis, MN, 55416
(Address of principal executive offices)
Registrant’s Telephone Number, including Area Code: 952-444-4780
Matthew Bogart, Esq.
1601 Utica Avenue South
Suite 1000
Minneapolis, MN 55416

COPIES TO:

Kenneth Young, Esq. Dechert LLP Cira Centre 2929 Arch Street Philadelphia, PA 19104 (215) 994‑2988	William J. Bielefeld, Esq. Dechert LLP 1900 K Street, N.W. Washington, D.C. 20006 (202) 261‑3386

Approximate Date of Commencement of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.
If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box ☐
If any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒
If this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto, check the following box ☐
If this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box ☐
If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box ☐
It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c) of the Securities Act
If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:    .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:    .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:    .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).
THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A) MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
Subject to Completion
Preliminary Prospectus dated
October 31, 2023
AB CarVal Opportunistic Credit Fund
Common Shares of Beneficial Interest
Class A Shares
Advisor Shares
Class C Shares
Class U Shares

AB CarVal Opportunistic Credit Fund (the “Fund”) is a newly formed statutory trust formed under the laws of the State of Delaware and registered with the U.S. Securities and Exchange Commission (the “SEC”), under the Investment Company Act of 1940 (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is offering through this prospectus four separate classes of common shares of beneficial interest (“Shares”) designated as Class A (“Class A Shares”), Advisor Shares (“Advisor Shares”), Class C (“Class C Shares”), and Class U (“Class U Shares”). The Fund intends to elect to be treated for federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
Investment Objective and Investment Strategy. The Fund’s investment objective is to seek to maximize total return, consisting of current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in debt securities and credit-related investments, either directly or through separate investment structures or vehicles that provide the Fund with exposure to such securities (collectively, the “Credit Investments”). The Credit Investments include directly originated debt investments, syndicated debt positions acquired in the primary and secondary markets, and structured investments, where the returns are based upon the performance of underlying credit instruments, such as asset-backed securitizations. At times, the Fund will invest a substantial portion of its assets in Credit Investments that are rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Such investments may include defaulted or partially defaulted loans. Credit Investments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Because of the risks associated with investing in high yield securities, an investment in the Fund should be considered speculative. Some of the Credit Investments will have no credit rating at all. The Fund seeks to capitalize on investment opportunities in credit assets including corporate securities, structured credit, loan portfolios and hard assets. The strategy is not dependent on any one particular asset class, and given the size and scale of AB CarVal Investors, L.P. (the “Adviser”), the Fund’s investment adviser, and its global footprint, it is able to move capital to what it believes are the best opportunities. The Fund intends to be positioned across sectors and along the credit curve (i.e., the graphical representation of yields over various maturities) to seek total return, without any explicit duration target or liquidity limitations. The strategy will assess relative value and adapt to fluctuating market conditions on a global basis. The strategy invests in a wide range of instruments at multiple levels of the capital structure and the Adviser seeks out investments that it believes offer attractive risk-adjusted returns across asset classes. The Adviser will seek to construct a portfolio for the Fund that it believes creates an optimal mix of risk, return and volatility across asset classes, yet anticipates that the Fund’s opportunities may be more heavily weighted in different asset classes and geographies depending on the point in the market cycle. Through every cycle, the Fund will seek to provide capital to issuers who may otherwise be unable to obtain attractive financing. The Fund’s composition will move across the United States, Europe and emerging markets, and principally across corporate securities, loan portfolios, structured credit, and hard assets.

Interval Fund. The Fund is designed primarily for long-term investors and not as a trading vehicle. The Fund is an “interval fund” (defined below) pursuant to which it, subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding Shares of beneficial interest at net asset value (“NAV”). In connection with each of the first four repurchase offers, it is expected that the Fund will offer to repurchase up to 25% of its outstanding Shares. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to seek to provide liquidity to shareholders, you should consider the Shares to be illiquid. The Fund will make repurchase offers in the months of January, April, July and October and expects to make its initial repurchase offer after its first full quarter upon commencement of operation. See “Risks Related to the Structure of the Fund — Repurchase Program Risk” and “Share Repurchase Program.”
It is anticipated that, simultaneous with the commencement of the Fund’s operations, the CarVal Global Credit Fund, a private fund (the “Predecessor Fund”) that was not registered under the 1940 Act, will reorganize with and into the Fund. The Fund’s investment objective, strategies and policies, investment adviser and portfolio managers are, in all material respects, equivalent to those of the Predecessor Fund.
Unlisted Closed-End Fund. An investment in the Fund is subject to, among others, the following risks:

•	The Fund has no operating history as an interval fund registered under the 1940 Act.

•	There is not expected to be any secondary trading market in the Shares.

•	Unlike an investor in many closed-end funds, shareholders should not expect to be able to sell their Shares regardless of how the Fund performs. An investment in the Fund is considered illiquid.

•	Unlike many closed-end funds, the Shares are not listed on any securities exchange. The Fund intends to provide liquidity through quarterly offers to repurchase a limited amount of the Fund’s Shares.

•	There is no assurance that distributions paid by the Fund will be maintained or that dividends will be paid at all, and the amount of distributions that the Fund may pay, if any, is uncertain.

•	The Fund may pay distributions, in significant part, from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as offering proceeds or borrowings.

•
The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses.

•
An investor will pay a sales load of up to 2.50% on the amounts it invests. If an investor pays the maximum aggregate 2.50% sales load, the investor must experience a total return on the investor’s net investment of 2.564% in order to recover these expenses.

	Per Class A Share	Per Advisor Share	Per Class C Share	Per Class U Share	Total
Public offering price	Current NAV, plus sales load	Current NAV	Current NAV	Current NAV	$ Unlimited
Maximum Sales Load(1)	2.50%	—	—	—	Up to 2.50%
Proceeds, before expenses, to the Fund(2)	$ amount invested at current NAV	$ amount invested at current NAV	$ amount invested at current NAV	$ amount invested at current NAV	$ Unlimited

(1)
Investors purchasing Class A Shares may be charged a sales load of up to 2.50% of the investor’s gross purchase. Advisor Shares and Class U Shares are not subject to a sales load. Class C Shares are not subject to an upfront sales load, but they are subject to a contingent deferred sales charge. While Advisor Shares and Class U Shares are not subject to a front-end sales charge, if you purchase Advisor Shares or Class U Shares through certain financial firms, such firms may directly charge you transaction or other fees in such amount as they may determine. Please consult your financial firm for additional information. The Fund is offering on a continuous basis an unlimited number of Shares.

(2)
The Fund’s estimated organizational and offering expenses (including pre-effective expenses) for the initial 12-month period of investment operations are $972,402 or approximately $0.02 per share. The Adviser will bear the Fund’s organizational costs and the initial offering costs associated with the Fund’s continuous offering of Shares. Pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) between the Fund and the Adviser, the Fund may be obligated to reimburse the Adviser for any such payments. See “Fund Expenses.”

None of the SEC, Commodity Futures Trading Commission (“CFTC”) nor any state securities commission have determined whether this prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should purchase these securities. None of the SEC, CFTC nor any state securities commission have approved or disapproved these securities. Any representation to the contrary is a criminal offense.
This prospectus provides information that you should know about the Fund before investing. Please read this prospectus carefully and keep it for future reference. Information required to be in the Fund’s Statement of Additional Information is found in this prospectus.
The SEC maintains a website (http://www.sec.gov) that contains the annual and semi-annual reports and other information regarding registrants that file electronically with the SEC. Additional information about the Fund has been filed with the SEC and is available upon request and without charge. For a free copy of the Fund’s annual or semi-annual report (following the Fund’s completion of an annual or semi-annual period, as applicable) or to request other information or ask questions about the Fund, contact your financial advisor or call (800) 227-4618. Shareholders will be able to obtain information about the Fund, including the Fund’s semi-annual and annual reports, without charge, by visiting the Adviser’s website, at ABFunds.com. This reference to the website does not incorporate the contents of the website into this prospectus.

The date of this prospectus is [    ], 2023.

TO ALL INVESTORS
This prospectus will not constitute an offer to sell or the solicitation of an offer to buy, and no sale of shares will be made, in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this prospectus. Prospective investors should not rely on any information not contained in this prospectus. Prospective investors should not construe the contents of this prospectus as legal, tax or financial advice. Each prospective investor should consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor.

i

TABLE OF CONTENTS

SUMMARY OF TERMS	1

SUMMARY OF FEES AND EXPENSES	24

FINANCIAL HIGHLIGHTS	24

OVERVIEW OF THE FUND	25

THE OFFERING	25

USE OF PROCEEDS	25

UNLISTED CLOSED-END FUND INTERVAL STRUCTURE	25

INVESTMENT OBJECTIVE	26

INVESTMENT STRATEGY	26

RISK FACTORS AND SPECIAL CONSIDERATIONS	30

INVESTMENT RESTRICTIONS	69

TRUSTEES AND OFFICERS	71

INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS	76

PERFORMANCE	79

ADMINISTRATOR	80

TRANSFER AGENT AND CUSTODIAN	80

FUND EXPENSES	81

PLAN OF DISTRIBUTION	82

HOW TO BUY SHARES	84

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS	86

WHAT IS A FINANCIAL INTERMEDIARY?	86

HOW IS THE CDSC CALCULATED	89

SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES	89

CDSC WAIVERS AND OTHER PROGRAMS	90

CHOOSING A SHARE CLASS	90

HOW TO SELL SHARES	91

SHARE REPURCHASE PROGRAM	91

PROXY VOTING POLICIES AND PROCEDURES	93

CODE OF ETHICS	93

BROKERAGE TRANSACTIONS	93

NET ASSET VALUATION	94

CONFLICTS OF INTEREST	96

U.S. FEDERAL INCOME TAX CONSIDERATIONS	100

BENEFIT PLAN INVESTOR CONSIDERATIONS	110

DISTRIBUTIONS	110

DISTRIBUTION REINVESTMENT PLAN	111

ii

ADDITIONAL INFORMATION REGARDING THE DECLARATION OF TRUST AND BYLAWS	111

REPORTS TO SHAREHOLDERS	113

TERM	113

FISCAL YEAR	113

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	113

LEGAL COUNSEL	113

BENEFICIAL OWNERS	113

INQUIRIES AND FINANCIAL INFORMATION	113

FINANCIAL STATEMENTS	114

PROXY VOTING POLICY AND PROCEDURES	APPENDIX A

APPENDIX B

iii

SUMMARY OF TERMS
The following discussion summarizes certain information contained in this prospectus relating to AB CarVal Opportunistic Credit Fund (the “Fund”) and the terms of the offering, including the potential merits and risks involved in acquiring the shares. This is only a summary and does not contain all of the information that you should consider before making an investment in the Fund.

Overview of the Fund	The Fund is a newly formed Delaware statutory trust that is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is operated as an “interval fund” (as defined below).

The Fund intends to offer four separate classes of Shares designated as Class A Shares, Advisor Shares, Class C Shares, and Class U Shares. The Fund has applied for exemptive relief from the Securities and Exchange Commission (“SEC”) to, among other things, issue multiple classes of Shares and to impose asset-based distribution fees and early-withdrawal fees as applicable (the “Multi-Class Exemptive Relief”). However, there can be no guarantee that such relief will be granted. Until the Multi-Class Exemptive Relief is granted, if ever, the Fund will only offer Advisor Shares, and upon receiving the Multi-Class Exemptive Relief, the Fund will also offer Class A, Class C and Class U Shares, which will be subject to different fees and expenses than the Advisor Shares, as described herein, or other additional classes of Shares in the future with fees and expenses that differ from the classes of Shares described in this prospectus.

It is anticipated that, simultaneous with the commencement of the Fund’s operations, the CarVal Global Credit Fund, a private fund (the “Predecessor Fund”) advised by the Fund’s investment adviser, AB CarVal Investors, L.P. (the “Adviser”), that is not registered under the 1940 Act, will reorganize with and transfer assets into the Fund. The Fund’s investment objective, strategies and policies, investment adviser and portfolio managers are, in all material respects, equivalent to those of the Predecessor Fund.

Investment Objective	The Fund’s investment objective is to seek to maximize total return, consisting of current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors.

Investment Strategy	The Fund intends to seek to achieve its investment objective by investing primarily in debt securities and credit-related investments, either directly or through separate investment structures or vehicles that provide the Fund with exposure to such securities (collectively, the “Credit Investments”). Under normal circumstances, the Fund will invest at least 80% its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a portfolio of Credit Investments. The Credit Investments include directly originated debt investments, syndicated debt positions acquired in the primary and secondary markets, and structured investments, where the returns are based upon the performance of underlying credit instruments, such as asset-backed securitizations. At times, the Fund will invest a substantial portion of its assets in Credit Investments that are rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Such investments may include defaulted or partially defaulted loans. Credit Investments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Some of the Credit Investments will have no credit rating at all.

The Fund seeks to capitalize on investment opportunities in credit assets including corporate securities, structured credit, loan portfolios and hard assets. The strategy is not dependent on any one particular asset class, and given the size and scale of the Adviser and its global footprint, it is able to move capital to what it believes are the best opportunities. The Fund intends to be positioned across sectors and along the credit curve (i.e., the graphical representation of yields over various maturities) to seek total return, without any explicit duration target or liquidity limitations. The strategy will assess relative value and adapt to fluctuating market conditions on a global basis. The strategy invests in a wide range of instruments at multiple levels of the capital structure and the Adviser seeks out investments that it believes offer attractive risk-adjusted returns across asset classes. The Adviser will seek to construct a portfolio for the Fund that it believes creates an optimal mix of risk, return and volatility across asset classes, yet anticipates that the Fund’s opportunities may be more heavily weighted in different asset classes and geographies depending on the point in the market cycle. Through every cycle, the Fund will seek to provide capital to issuers who may otherwise be unable to obtain attractive financing. The Fund’s composition will move across the United States, Europe and emerging markets, and principally across corporate securities, loan portfolios, structured credit, and hard assets.

The Fund’s corporate securities strategy centers on investments in obligations of leveraged and/or financially troubled corporations. These investments typically extend to what the Adviser views as mispriced or undervalued bonds, bank debt, credit default swaps and equities, but may also extend to other similar investment types or assets. From time to time, investments in this strategy will also include opportunistically investing in high-yield loans or debtor-in-possession financings.

The Fund’s structured credit strategy centers on investments in asset-backed securities including residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and other asset-backed securities. The Adviser believes its capabilities and experience in whole loans, leveraged loans, and commercial real estate provide a competitive advantage in investing in RMBS, CMBS, and CLO securities.

The Fund’s loan portfolios strategy centers on investments in portfolios of whole loans including consumer receivables, residential mortgages, small business loans, and other consumer, commercial and industrial obligations. This strategy also includes investments in commercial real estate loan transactions, as well as real estate-related public debt and equity securities and loan portfolios containing real estate owned or other receivables. In executing this strategy, the Adviser partners with a network of servicing and collections specialists, seeking to pair each portfolio with the servicing partner that is best positioned to maximize collections given the type and location of the obligations.

The Fund’s hard assets strategy centers on identifying undervalued situations across a broad range of asset categories, industries and markets that utilize the Adviser’s core competencies, skills, and methods to identify and make investments in non-traditional asset categories that are not targeted through the above strategies. These investments have historically included investments in aviation assets, vessel assets, and renewable energy related assets but may extend to any investment opportunity that the Adviser believes to be attractive and profitable under the circumstances.

Investment Process. The Adviser’s investment process combines a top-down perspective and portfolio construction discipline with a bottom-up fundamental analytical approach. In evaluating potential investments, the Adviser performs extensive quantitative and qualitative analyses based on, among other things, extensive legal and financial due diligence (which may include reliance on third-party due diligence) and the experience and judgment of the Adviser’s investment professionals.

The Adviser will pursue investment opportunities with a potential for value enhancement, such as in situations of prior mismanagement, market inefficiencies, and/or poorly devised capital structures. Techniques used to add value to investments may include capital restructuring, repositioning/redevelopment, and servicing. The Adviser also monitors the performance of the existing portfolio investments. Consideration is given to targeted investment goals as well as existing market and sales trends in determining whether to continue to hold or sell an asset. The Adviser seeks to continuously evaluate these factors to determine the appropriate timing for the disposition of any asset or group or category of assets.

In executing the Fund’s corporate securities strategy, the Adviser conducts in-house analysis and due diligence in evaluating each investment opportunity within the strategy and will rely on a combination of proprietary analysis, long-standing and extensive network of global contacts and third-party research and modeling. The Adviser generally sources investments within the corporate securities strategy through its global network of contacts. After utilizing its top-down research for investment screening, the Adviser will engage in a due diligence process, including an analysis of the potential investment and its liquidity prospects, as well as an evaluation of the risk/return profile for each potential investment.

In executing the Fund’s structured credit strategy, the Adviser utilizes its capabilities analyzing and trading asset-backed securities, including residential and commercial mortgage-backed securities, CLOs, and other asset-backed securities. The Adviser believes its capabilities and experience in whole loans, leveraged loans and commercial real estate provide a competitive advantage in investing in RMBS, CMBS and CLO securities. Multiple investment teams routinely collaborate to evaluate investment opportunities in different structured credit securities.

In executing the Fund’s loan portfolios strategy, the Adviser utilizes its local presence in markets around the world to sources investment opportunities. The Adviser also utilizes its analytical expertise and seasoned due diligence capabilities constructed from its extensive history of purchasing diverse loan types. The Adviser seeks to maximize collections and returns from the Fund’s investments by selecting servicing partners with the capabilities that it believes are best matched with particular loan portfolio investments. Furthermore, in executing the Fund’s structured credit strategy, the Adviser will utilize its capabilities in analyzing and trading asset-backed securities.

In executing the Fund’s hard asset strategy, the Adviser will source investments through its relationships with various parties. For example, the Adviser will utilize its own captive aviation asset management platform company for sourcing, due diligence, technical assistance and leasing expertise. With respect to renewable energy investments, the Adviser seeks to capitalize on investment opportunities in or with a nexus to renewable energy or energy usage efficiencies by utilizing the Adviser’s presence in energy markets around the world as well as the Adviser’s extensive network of relationships.

Access to the Adviser’s Transaction Flow and Expertise. In conducting its investment activities, the Adviser believes that the Fund will benefit from the significant scale and resources of the Adviser and its downstream affiliates (the “AB Carval Group”). The Fund is served by origination, capital markets, underwriting and portfolio management teams comprised of experienced investment professionals. The Adviser’s investment team utilizes a rigorous, systematic, and consistent investment process, refined over the Adviser’s history investing in private markets across multiple credit cycles, designed to identify what the Adviser believes to be compelling Credit Investment opportunities. The Adviser believes the Fund and other investment vehicles it manages provide capital to issuers who may otherwise be unable to obtain attractive financing. The Adviser believes that it is well-positioned to capitalize on these credit opportunities with its depth and breadth of experience effectively sourcing, executing and maximizing returns across a range of asset classes. The Adviser’s approach to investing in distressed assets is driven by a fundamental bottom-up credit and collateral focus, and combines local execution capabilities with a global perspective. The Adviser’s portfolios have evolved and changed through the cycles. The Adviser will seek to actively manage the Fund’s portfolio composition across asset classes and geographies. The Fund’s composition is expected to include investments from issuers economically tied to the United States, Europe and emerging markets. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in non-U.S. investments, including investments in emerging markets.

The Adviser believes that there are three key elements that provide a significant competitive advantage for it to successfully take advantage of global credit opportunities:

Differentiated investment strategy: The Adviser believes that its differentiated strategy positions the Fund to effectively take advantage of opportunities presented across various asset classes and geographies. The Fund is not dependent on any one particular asset class, and given the size and scale of the Adviser’s global footprint, the Adviser is able to invest in what it believes to be the best opportunities. This global footprint gives the Adviser a unique perspective on investment trends and returns available across different markets and different geographies. In addition, the AB CarVal Group’s existing investment portfolios provide the Adviser with proprietary data on an ongoing basis covering consumer and small business collection trends, residential and commercial real estate value and performance metrics, and corporate earnings and cash flow results.

Global Platform: Since 1987, the Adviser has invested approximately $144 billion in thousands of transactions across 82 countries. This experience, combined with the global reach of the AB CarVal Group offers the Adviser access to proprietary intellectual capital, investment experience, and industry expertise that the Adviser believes is unmatched.

The Adviser strongly believes that tenure and presence in European private credit markets will be critical in capturing opportunities. Non-core assets to be sold across credit cycles require deep institutional resources to profitably capitalize on the opportunity, including relationships with sellers, sourcing capabilities, analytical skills, trading and execution skills, and a robust servicing network. The Adviser’s 25+ year presence in Europe has enabled it to develop these capabilities, and it believes that as a result the Adviser will be able to pursue negotiated deal opportunities at attractive prices.

The Adviser’s three decades in the emerging markets have helped it develop strong sourcing capabilities driven by deep relationships with sellers, advisors, consultants, attorneys and other market participants. In addition, AB CarVal Group has developed robust analytical skills across diverse opportunities, valuable trading and execution experience and a deep understanding of bankruptcy laws and their enforcement throughout a multitude of emerging market countries.

Experienced team and time-tested process: The Adviser’s experienced investment team has the ability to assess relative value and adapt to fluctuating market conditions on a global basis. The investment team’s experience investing in a wide range of instruments at multiple levels of the capital structure gives the Adviser the flexibility to seek out investments that it believes offer attractive risk-adjusted returns across asset classes.

The Adviser’s experienced investment team has developed strong sourcing capabilities driven by deep relationships with sellers, advisors, consultants, attorneys and other market participants. In addition, the Adviser’s investment professionals have robust analytical skills across diverse opportunities, valuable trading and execution experience and a deep understanding of bankruptcy laws and their enforcement throughout a multitude of countries. The Adviser believes that a key to the Adviser’s success has been the ability of its investment professionals to invest in complex situations and navigate through a variety of market cycles.

To the extent permitted by law, the Fund intends to co-invest in investments with other investment funds, separately managed accounts, proprietary accounts and other investment vehicles managed by the Adviser or its affiliates (collectively, the “Other Accounts”). The 1940 Act imposes significant limits on the ability of the Fund to co-invest with Other Accounts. The Adviser and the Fund have applied for an exemptive order from the SEC that would permit the Fund to co-invest alongside its affiliates in investments (the “Exemptive Order”). However, the Exemptive Order would be expected to contain certain conditions that limit or restrict the Fund’s ability to participate in such investments. In such cases, the Fund may participate in an investment to a lesser extent or, under certain circumstances, may not participate in the investment. There is no assurance that the requested Exemptive Order will be granted.

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that it may invest a high percentage of its assets in a limited number of issuers and may invest a larger proportion of its assets in a single issuer.

Use of Leverage	The Fund may use leverage as and to the extent permitted by the 1940 Act. The Fund is permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions.

With respect to senior securities representing indebtedness, other than temporary borrowings as defined under the 1940 Act, the Fund is required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. With respect to senior securities that are stocks, the Fund is required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock.

Selected Risk Factors	The following discussion of selected risk factors associated with an investment is intended to offer a summary of certain principal risks of investing in Fund Shares. Shareholders should review the broader discussion of Fund risks included in the “Risk Factors and Special Considerations” section of this prospectus before making an investment in the Fund. Different risks may be more significant at different times depending on market conditions.

General Market Risks

General Risk. Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Adviser may not be able to structure the Fund’s investment program as anticipated.

Any investment in financial instruments carries certain market risks. An investment in the Fund is highly speculative and involves a high degree of risk due to the nature of the Fund’s investments and the investment strategies and trading strategies to be employed by the Fund. An investment in the Fund should not in itself be considered a balanced investment program. Shareholders should be able to withstand the loss of their entire investment.

General Economic and Market Conditions Risk. The success of the Fund will be affected by general economic and market conditions, such as changes in interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers and sanctions, currency exchange controls, market structure, liquidity, transparency and access, capital and margin requirements affecting the Fund, its intermediaries and national and international political circumstances (including wars, terrorist acts or security operations). These factors may affect the level and volatility of financial instruments’ prices and the liquidity of the Fund’s investments. Volatility or illiquidity could impair the Fund’s profitability or result in losses. The Fund may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets — the larger the positions, the greater the potential for loss.

Market Disruptions and Geopolitical Events Risk. Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics and pandemics (including the outbreak of COVID-19 globally). The extent and duration of such events and resulting market disruptions cannot be predicted but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted.

Widespread disease, including the outbreak of COVID-19 as well as other pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent the Fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact the Fund’s ability to achieve its investment objective, as well as the operations of the Fund and the Adviser, and (iii) may exacerbate the risks discussed elsewhere in this prospectus, including political, social and economic risks.

Global economies and financial markets have become increasingly interconnected, which increases the possibility that economic, financial or political events and factors in one country or region might adversely impact issuers in a different country or region or worldwide.

Certain Risks Related to the Fund’s Investment Strategy and Investments by the Fund

The performance of the Fund may be volatile and subject to risk. Some of the risks relating to the Fund’s investments and investment strategies are as follows:

Leverage for Investment Purposes Risk. The use of leverage will allow the Fund to make additional investments, thereby increasing its exposure to assets, such that its total assets may be greater than its capital. However, leverage will also magnify the volatility of changes in the value of the Fund’s portfolio. The effect of the use of leverage by the Fund in a market that moves adversely to its investments could result in substantial losses to the Fund, which would be greater than if the Fund were not leveraged.

Interest Rate Risk. The Fund may have exposure to interest rate risks, meaning that changes in prevailing interest rates could negatively affect the value of the Fund. Interest rate changes may affect the cash flows of an investment directly; the discount rate applied to those cash flows to determine present value; the cost of leverage; or the market yield requirement (and thereby realizable value) of a debt or equity instrument, real asset or item of collateral.

Hedging Transactions Risk. The Fund may utilize investments for risk management purposes in order to: (i) protect against possible changes in the market value of the Fund’s investment portfolio resulting from fluctuations in the markets and changes in interest rates; (ii) protect the Fund’s unrealized gains in the value of its investment portfolio; (iii) facilitate the sale of any investments; (iv) enhance or preserve returns, spreads or gains on any investment in the Fund’s portfolio; (v) hedge against a directional trade; (vi) hedge the interest rate, credit or currency exchange rate on any of the Fund’s investments; (vii) protect against any increase in the price of any investments the Fund anticipates purchasing at a later date; or (viii) act for any other reason that the Adviser deems appropriate. The Fund will not be required to hedge any particular risk in connection with a particular transaction or its portfolio generally. The Adviser may be unable to anticipate the occurrence of a particular risk and, therefore, may be unable to attempt to hedge against it. While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if it had not engaged in any such hedging transaction. Moreover, the portfolio will always be exposed to certain risks that cannot be hedged.

Illiquid Investments Risk. Certain investments may be illiquid because, for example, they are subject to legal or other restrictions on transfer or there is no liquid market for such investments. Valuation of such investments may be difficult or uncertain because there may be limited information available about the issuers of such investments. The market prices, if any, for such investments tend to be volatile and may not be readily ascertainable, and the Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of investments eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may not be able to readily dispose of such illiquid investments and, in some cases, may be contractually prohibited from disposing of such investments for a specified period of time. As a result, the Fund may be required to hold such investments despite adverse price movements. Even those markets which the Adviser expects to be liquid can experience periods, possibly extended periods, of illiquidity. Occasions have arisen in the past where previously liquid investments have rapidly become illiquid.

Unlisted Securities Risk. Securities that are not listed on a stock exchange or traded on an over the counter market may be subject to higher risks than listed securities. Because of the absence of any trading market for unlisted securities, it may take longer to liquidate, or it may not be possible to liquidate, positions in unlisted securities than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities.

Distressed and Defaulted Obligations Risk. The Fund may invest in “below investment grade” securities (commonly referred to as “high yield” securities or “junk bonds”) and obligations of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems (including companies involved in bankruptcy or other reorganization and liquidation proceedings). Below investment grade securities in which the Fund may invest also include defaulted and partially defaulted loans. Such investments are likely to be particularly risky although they also may offer the potential for correspondingly high returns. Any one or all of the issuers of the securities in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time.

Among the risks inherent in investments in troubled entities is the risk that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments may also be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court’s power to disallow, reduce, subordinate, recharacterize debt as equity or disenfranchise particular claims. Such companies’ obligations may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s investments. There is no assurance that value of the assets collateralizing the Fund’s investments will be sufficient or that prospects for a successful reorganization or similar action will become available. Unless such loans are most senior, in any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than its original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from the Fund’s investments may not compensate investors adequately for the risks assumed. In addition, under certain circumstances, payments and distributions may be disgorged if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

Litigation, Bankruptcy and Other Proceedings Risk. In addition to the risks described above, investments in distressed securities involve a material risk of involving the Fund in a related litigation. Such litigation can be time consuming and expensive, and can frequently lead to unpredicted delays or losses. Litigation expenses, including payments pursuant to settlements or judgments, generally will be borne by the Fund. There are a number of significant risks when investing in companies involved in bankruptcy or other reorganization proceedings, and many events in a bankruptcy are the product of contested matters and adversary proceedings which are beyond the control of the creditors. A bankruptcy filing may have adverse and permanent effects on a company. Further, if the proceeding is converted to a liquidation, the liquidation value of the company may not equal the liquidation value that was believed to exist at the time of the investment. In addition, the duration of a bankruptcy or other reorganization proceeding is difficult to predict. A creditor’s return on investment can be impacted adversely by delays while a plan of reorganization is being negotiated, approved by the creditors and, if applicable, confirmed by the bankruptcy court, and until it ultimately becomes effective. In bankruptcy, certain claims, such as claims for taxes, wages and certain trade claims, may have priority by law over the claims of certain creditors and administrative costs in connection with a bankruptcy proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to creditors.

Certain fixed-income securities invested in by the Fund could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If a court were to find that the issuance of the securities was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, further subordinate the securities to other existing and future indebtedness of the issuer or require the Fund to repay any amounts received by it with respect to the securities. In the event of a finding that a fraudulent transfer or conveyance occurred, the Fund may not receive any payment on the securities. If the Fund or the Adviser is found to have interfered with the affairs of a company in which the Fund holds a debt investment, to the detriment of other creditors or common shareholders of such company, the Fund may be held liable for damages to injured parties or a bankruptcy court. While the Fund will attempt to avoid taking the types of action that would lead to such liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them. Moreover, such debt may be disallowed or subordinated to the claims of other creditors or treated as equity.

Insofar as the Fund’s portfolio includes obligations of non-U.S. obligors, the laws of certain foreign jurisdictions may provide for avoidance remedies under factual circumstances similar to those described above or under different circumstances, with consequences that may or may not be analogous to those described above under U.S. federal or state laws. Changes in bankruptcy laws (including U.S. federal and state laws and applicable non-U.S. laws) may adversely impact the Fund’s securities.

Lack of Control Risk. The Fund may invest in debt instruments and equity securities of companies that it does not control, which the Fund may acquire through market transactions or through purchases of securities directly from the issuer or other shareholders. Such investments will be subject to the risk that the issuer may make business, financial or management decisions with which the Fund does not agree or that the majority stakeholders or the management of the issuer may take risks or otherwise act in a manner that does not serve the Fund’s interests. In addition, the Fund may share control over certain investments with co-investors, which may make it more difficult for the Fund to implement its investment approach or exit the investment when it otherwise would. The occurrence of any of the foregoing could have a material adverse effect on the Fund and its Shareholders.

Uncertain Exit Strategies Risk. Due to the illiquid nature of many of the positions which the Fund is expected to acquire, as well as the uncertainties of the reorganization and active management process, the Adviser is unable to predict with confidence what the exit strategy will ultimately be for any given core position or that one will definitely be available. Exit strategies which appear to be viable when an investment is initiated may be precluded by the time the investment is ready to be realized due to economic, legal, political or other factors. The Adviser expects that the Fund will participate in investments that are also held by Other Accounts. Additionally, to the extent permitted under the 1940 Act or by the terms of the Exemptive Order, if granted, the Fund and Other Accounts may invest in different levels of an issuer’s capital structure. Consequently, the Adviser may determine that the sale of such investments may not be appropriate for a number of reasons, including if such sale could be detrimental to Other Accounts.

Debt Securities Generally Risk. Debt securities of all types of issuers may have speculative characteristics, regardless of whether they are rated. The issuers of such instruments (including sovereign issuers) may face significant ongoing uncertainties and exposure to adverse conditions that may undermine the issuer’s ability to make timely payment of interest and principal in accordance with the terms of the obligations.

Derivative Instruments Risk. The Fund may enter into options, futures, forwards, swaps and other derivative instruments, such as credit derivatives. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. The prices of derivative instruments can be highly volatile. Depending on the nature of the derivative, price movements may be influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. In addition, the Fund may, in the future, take advantage of opportunities with respect to certain other derivative instruments that are not presently contemplated for use or that are currently not available. Special risks may apply in the future that cannot be determined at this time. The regulatory and tax environment for derivative instruments in which the Fund may participate is evolving, and changes in the regulation or taxation of such financial instruments may have a material adverse effect on the Fund.

Loan Portfolios and Debt Obligations Risk. Debt portfolios of the kind the Fund will acquire typically comprise large numbers of heterogeneous, bilaterally negotiated loans which may be performing, sub- or non-performing and possibly in default. Furthermore, the obligor or relevant guarantor may also be in bankruptcy or liquidation. In addition to credit risk and interest rate risk, these portfolios may carry a number of idiosyncratic risks, including: limited representations and warranties from the selling institution; risk that liens over collateral are improperly recorded; incomplete or inconsistent documentation; incomplete payment history; impairment or illiquidity of collateral; inability to secure title to collateral; and the effectiveness of the loan servicer. There can be no assurance as to the amount and timing of payments, if any, with respect to the loans.

Non-U.S. Investments Risk. The Fund may invest in securities of non-U.S. companies and non-U.S. countries. Investing in the securities of such companies and countries involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. Government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain, sale proceeds or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s investment opportunities. The economies of non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. Further, certain non-U.S. economies are heavily dependent upon international trade and accordingly have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of certain non-U.S. countries may be based, predominantly, on only a few industries and may be vulnerable to changes in trade conditions and may have higher levels of debt or inflation. In addition, accounting and financial reporting standards that prevail in non-U.S. countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in non-U.S. countries than is available to investors in companies located in the U.S. There also may be less regulation, generally, of the securities markets in non-U.S. countries than there is in the U.S. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.

Emerging Markets Risk. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Among other things, emerging market investments may be subject to the following risks: less publicly available information; more volatile markets and unstable market conditions; dependence on exports and international trade; changes in interest rates; availability of credit and inflation rates; less liquidity or available credit; uncertainty in enforceability of documents; changes in local laws and regulations (including nationalization of industries); political, social or economic instability (including wars, terrorist acts or security operations); the relatively small size of the securities markets in such countries and the low volume of trading and less strict securities market regulation; less favorable tax or legal provisions; price controls and other restrictive governmental actions; changes in or non-approval of tariffs or other fees or rates charged by or to portfolio companies; potential severe inflation or other serious adverse economic developments; unstable currency; expropriation of property; confiscatory taxation; imposition of withholding or other taxes, duties or levies on dividends, interest, capital gains, other income or gross sale or disposition proceeds; limitations on the removal of funds or other assets of the Fund; less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers and dealers; poverty and unemployment; fluctuations in the rate of exchange between currencies, non-convertibility of currencies which can result in the inability to repatriate funds; costs associated with currency conversion; certain government policies that may restrict the Fund’s investment opportunities; longer settlement periods for transactions and less reliable clearance and custody arrangements; differences in accounting, auditing and financial reporting standards which may result in the unavailability of material information about issuers; difficulties pursuing legal remedies or in obtaining or enforcing judgments in non-U.S. courts; less-developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; and certain considerations regarding the maintenance of the Fund’s financial instruments with non-U.S. brokers and securities depositories. The foregoing may result in lack of liquidity and in price volatility.

Aircraft and Aviation Industry Risk. The Fund may acquire assets related to the aviation industry. Investments in securitizations and other financial instruments backed by aircraft and aircraft equipment are subject to a number of risks relating to the aviation industry including reduced leasing of aircraft and related equipment by commercial airlines and the commercial aviation industry generally, reduction in demand for any one aircraft or type of aircraft, the maintenance and operating history of the specific aircraft or components that back such securities, maintenance or performance issues with the model and type of aircraft that back such securities, and regulatory risk relating to the aviation industry. Adverse developments with respect to any of the foregoing may adversely affect the value of securities collateralized or otherwise backed by aircraft or aircraft equipment. In addition, the bankruptcy of the lessors or lessees of the aircraft or aircraft equipment that back such securities may complicate financial recoveries in connection with such securities and therefore have a negative impact on their value. Market events such as economic declines and recessions, geopolitical conflicts and the occurrence or threat of pandemics, terrorism or war may also have an adverse effect on the aviation industry generally and securities related to the same, especially when such market events cause declines in travel, increases in costs or future uncertainty for airlines, aircraft or the commercial aviation industry generally. For example, as a result of the COVID-19 pandemic, air travel substantially declined, and many airlines became dependent, at least in part, on government aid. There can be no assurance that future events will not have a negative impact on the aviation industry or securities collateralized or otherwise backed by aircraft or aircraft equipment.

Volatility of Commodity Prices Risk. The performance of certain of the Fund’s investments may be substantially dependent upon prevailing prices of electricity, oil, natural gas, natural gas liquids, coal and other commodities (such as metals) and the differential between prices of specific commodities that are a primary factor in the profitability of certain conversion activities such as petroleum refining (“crack spread”) and power generation (“spark spread”). Commodity prices have been, and are likely to continue to be, volatile and subject to wide fluctuations in response to any of the following factors: (i) relatively minor changes in the supply of and demand for electricity or such other commodities; (ii) market uncertainty and the condition of various economies (including interest rates, levels of economic activity, the price of securities and the participation by other investors in the financial markets); (iii) political conditions in the U.S. and other project locations; (iv) the extent of domestic production and importation of oil, natural gas, natural gas liquids, coal or metals in certain relevant markets; (v) the foreign supply of oil, natural gas and metals; (vi) the prices of foreign imports; (vii) the level of consumer demand; (viii) the price and availability of alternative electric generation options; (ix) the price of steel and the outlook for steel production; (x) pandemics, wars, sanctions and weather conditions; (xi) the competitive position of electricity, ethanol/biodiesel, oil, gas or coal as a source of energy as compared with other energy sources; (xii) the industry-wide or local refining, transportation or processing capacity for natural gas or transmission capacity for electric energy; (xiii) the effect of U.S. and non-U.S. national, state and local regulation on the production, transportation and sale of electric energy and other commodities; (xiv) breakthrough technologies (such as improved storage or clean coal technologies) or government subsidies, tax credits or other support that allow alternative fuel generation projects to produce more reliable electric energy or lower the cost of such production compared to natural gas fueled electric generation projects; (xv) with respect to the price of oil, actions of the Organization of Petroleum Exporting Countries; or (xvi) the expected consumption of coking coal in steel production. While the Adviser will endeavor to take into account existing and anticipated future applicable greenhouse gas regulation in its investment decisions, changes in the regulation of greenhouse gases could impact an investment or make future investments undesirable.

Mortgage REITS Risk. The Fund may directly or indirectly invest in mortgage REITs. A mortgage REIT is a real estate investment trust that invests primarily in loans that are secured by real estate collateral and other fixed income instruments. Mortgage REITs are subject to certain risks that are generally associated with real estate debt investments (e.g., real estate market risk, interest rate risk, leverage risk, credit risk, and prepayment risk).

Credit Risk. While loans and most other assets invested in by the Fund may be collateralized, the Fund may be exposed to losses resulting from default. Therefore, the value of the underlying collateral, the creditworthiness of the borrower or other counterparty and the priority of the lien are each of great importance. The Fund cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the applicable investment contract and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Fund cannot assure that claims may not be asserted that might interfere with enforcement of the Fund’s rights. In the event of a foreclosure, the Fund may assume direct ownership of the underlying asset. The liquidation proceeds upon sale of such asset may not satisfy the entire outstanding balance of principal and interest payable, resulting in a loss to the Fund. Any costs or delays involved in the effectuation of a foreclosure of the asset or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss.

Structured Finance Securities Risk. The Fund’s portfolios may include investments in structured finance securities. Structured finance securities are, generally, debt securities that entitle the holders thereof to receive payments of interest and principal that depend primarily on the cash flow from or sale proceeds of a specified pool of assets, either fixed or revolving, that by their terms convert into cash within a finite time period, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities. If a particular asset or pool of assets held by the Fund becomes securitized with other assets, the value of such asset or pool of assets may be negatively impacted by the value of such other assets in such securitization transaction and may decrease as a result of the securitization.

ABS and MBS Risk. The investment characteristics of asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”) differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that the principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. The value of MBS and ABS may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some MBS may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with MBS cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of MBS, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a MBS is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Risks of Investing in CLOs and Other Structured Debt Securities Risk. CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also inherently leveraged vehicles and are subject to leverage risk.

Structured Notes Risk. Structured notes, variable rate mortgage-backed and asset-backed securities each have rates of interest that vary based on a designated floating rate formula or index. The value of these investments is closely tied to the absolute levels of such rates or indices, or the market’s perception of anticipated changes in those rates or indices. The movements in specific indices or interest rates may be difficult or impossible to hedge.

Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers and may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s net asset value (“NAV”) and may make the Fund more volatile than more diversified funds.

Certain Regulatory, Legal and Operational Risks

Repurchase Program Risk. Although the Fund intends to implement a quarterly share repurchase program, there is no guarantee that an investor will be able to sell all of the Shares that the investor desires to sell. The Fund should therefore be considered to offer limited liquidity.

Closed-end Interval Fund; Liquidity Risk. The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop. You should not invest in the Fund if you need a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. If Shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of Shares not to exceed 2.00% of the outstanding Shares of the Fund on the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). In connection with any given repurchase offer, the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

Risks Relating to Fund’s RIC Status. Although the Fund intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”), no assurance can be given that the Fund will be able to qualify for and maintain RIC status. If the Fund qualifies as a RIC under the Code, the Fund generally will not be subject to corporate-level federal income taxes on its income and capital gains that are timely distributed (or deemed distributed) as dividends for U.S. federal income tax purposes to its shareholders. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed as dividends for U.S. federal income tax purposes to the Fund’s shareholders, the Fund must, among other things, meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if the Fund distributes to its shareholders dividends each tax year for U.S. federal income tax purposes of an amount generally at least equal to the sum of 90% of the Fund’s investment company taxable income (generally, the sum of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any), and 90% of the Fund’s net tax-exempt interest income (if any).

The Fund’s Board of Trustees would consider what actions it may take in the event that the Fund fails to qualify as a RIC.

Distribution Payment Risk. The Fund cannot assure investors that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, maintenance of the Fund’s and the Fund’s RIC status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time.

Analytical Models Risk. The Fund will employ certain strategies which depend upon the reliability, accuracy and analysis of the Adviser’s analytical models. To the extent such models (or the assumptions underlying them) do not prove to be correct, the Fund may not perform as anticipated, which could result in substantial losses. All models ultimately depend upon the Adviser’s judgment and the assumptions embedded in them. To the extent that with respect to any investment, the judgment or assumptions are incorrect, the Fund can suffer losses.

Systems and Operational Risk. The Fund depends on the Adviser to develop and implement appropriate systems for the Fund’s activities. The Fund relies heavily and on a daily basis on financial, accounting and other data processing systems to execute, clear and settle transactions across numerous and diverse markets and to evaluate certain investments, to monitor its portfolio and capital, and to generate risk management and other reports that are critical to oversight of the Fund’s activities. In addition, the Fund relies on information systems to store sensitive information about the Fund, the Adviser, and the Adviser’s affiliates. Certain of the Fund’s and the Adviser’s activities will be dependent upon systems operated by third parties, including prime brokers, the Administrator, market counterparties and other service providers, and the Adviser may not be in a position to verify the risks or reliability of such third-party systems. Failures in the systems employed by the Adviser’s, prime brokers, the Administrator, counterparties, exchanges and similar clearance and settlement facilities and other parties could result in mistakes made in the confirmation or settlement of transactions, or in transactions not being properly booked, evaluated or accounted for. In addition, despite the security measures established by the Adviser and third parties to safeguard the information in these systems, such systems may be vulnerable to attacks by hackers or breached due to employee error, malfeasance or other disruptions. Any such breach could compromise these systems and result in the theft, loss or public dissemination of the information stored therein. Disruptions in the Fund’s operations or breach of the Fund’s information systems may cause the Fund to suffer, among other things, financial loss, the disruption of its businesses, liability to third parties, regulatory intervention or reputational damage. Any of the foregoing failures or disruptions could have a material adverse effect on the Fund and its shareholders.

Counterparty Risk. The Fund expects to establish relationships to obtain financing, derivative intermediation and prime brokerage services that permit the Fund to trade in any variety of markets or asset classes over time. However, there can be no assurance that the Fund will be able to establish or maintain such relationships. An inability to establish or maintain such relationships could limit the Fund’s trading activities, create losses, preclude the Fund from engaging in certain transactions or prevent the Fund from trading at optimal rates and terms. Moreover, a disruption in the financing, derivative intermediation and prime brokerage services provided by any such relationships could have a significant impact on the Fund’s business due to the Fund’s reliance on such counterparties.

Potential Conflicts of Interest Risk—Allocation of Investment Opportunities. The AB CarVal Group has adopted allocation procedures that are intended to treat the Fund and Other Accounts in a manner that, over time, is fair and equitable. The AB CarVal Group currently provides investment advisory and administration services and may provide in the future similar services to Other Accounts. Certain existing Other Accounts have, and future Other Accounts may have, investment objectives similar to those of the Fund, and such Other Accounts will invest in asset classes similar to those targeted by the Fund. Certain other existing Other Accounts do not, and future Other Accounts may not, have similar investment objectives, but such Other Accounts may from time to time invest in asset classes similar to those targeted by the Fund. The AB CarVal Group will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund and Other Accounts and in an effort to avoid favoring one client over another and taking into account all relevant facts and circumstances. Nevertheless, it is possible that the Fund may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with the AB CarVal Group.

In the event investment opportunities are allocated among the Fund and the Other Accounts, the Fund may not be able to structure its investment portfolio in the manner desired. Furthermore, the Fund and the Other Accounts may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the Other

Accounts. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

The 1940 Act contains prohibitions and restrictions relating to certain transactions between registered investment companies and certain affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of those affiliates or underwriters. Because the Fund is a registered investment company, the Fund is not generally permitted to make loans to companies controlled by the Adviser or other funds managed by the Adviser or its affiliates, including the AB CarVal Group. The Fund is also not permitted to make any co-investments with the AB CarVal Group or its affiliates (including any fund managed by the AB CarVal Group) without exemptive relief from the SEC, subject to certain exceptions. In certain circumstances, co-investments may be made only in accordance with the terms of the Exemptive Order, if granted. Co-investments made under the Exemptive Order are subject to compliance with the conditions and other requirements contained in the Exemptive Order, which could limit the Fund’s ability to participate in certain co-investment transactions.

Potential Conflicts of Interest Risk—Different Positions in the Capital Structure. From time to time, the Fund and the Other Accounts may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

The AB CarVal Group and its clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the AB CarVal Group and its affiliates or its clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

Co-Investments with Third Parties Risk. The Fund may co-invest with third parties through joint ventures or other parties’ entities (including, without limitation, other investors, who participate in the identification, acquisition or renovation, or other services or activities related to investment properties for the Fund). Third-party involvement with an investment may negatively impact the returns of such investment if, for example, the third-party co-venturer has financial difficulties, has economic or business interests or goals that are inconsistent with those of the Fund or is in a position to take (or block) action in a manner contrary to the Fund’s investment objective. In circumstances where such third parties involve a management group, such third parties may enter into compensation arrangements relating to such investments, including incentive compensation arrangements. Such compensation arrangements will reduce the returns to participants in the investments.

New Fund Risk. The Fund has no operating history as an interval fund registered under the 1940 Act. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund if it determines that liquidation is in the best interest of shareholders. Liquidation of the Fund can be initiated without shareholder approval. As a result, the timing of the Fund’s liquidation may not be favorable to a shareholder.

Board of Trustees	The Fund has a Board of Trustees (each member a “Trustee” and collectively, the “Board of Trustees”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. Each investor whose subscription for Shares is accepted by the Board of Trustees or its designee will become a “shareholder” of the Fund. Any vacancy on the Board of Trustees may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by the shareholders.

Investment Adviser	AB CarVal Investors, L.P. serves as the investment adviser to the Fund (in its capacity as the investment adviser to the Fund, the “Adviser”) pursuant to an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”). The Adviser is primarily responsible for the day-to-day selection of investments for the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

In consideration of the investment advisory services provided by the Adviser to the Fund, the Fund will pay the Adviser a management fee (the “Management Fee”) for services performed under the Advisory Agreement equal to 1.50% per annum multiplied by the daily weighted average NAV of the Fund, including any temporary investments. The Management Fees will be paid monthly in arrears. Management Fees for any partial month will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant month.

Administrator	AB CarVal Investors, L.P. serves as the administrator to the Fund (in such capacity, the “Administrator”) pursuant to an administration agreement between the Fund and the Administrator (the “Administration Agreement”). The Administrator provides, or arranges for the provision of, the administrative services necessary for the Fund to operate. In accordance with the Administration Agreement, the Fund has agreed to reimburse the Administrator for the expenses it incurs on the Fund’s behalf in connection with providing such administrative services, including the Fund’s allocable portion of the salaries of any administrative personnel retained by the Administrator that provide services to the Fund, as well as the allocable portion of overhead, including rent, attributable to such administrative personnel.

The Administrator may provide such administrative services directly or engage one or more third-party administrators to provide such administrative services to the Fund on its behalf. Any expenses that the Administrator incurs in connection with the engagement of a third-party administrator will be subject to reimbursement by the Fund.

The Administrator has entered into agreements with State Street Bank and Trust Company and The Northern Trust Company (in such capacities, the “Sub-Administrators”) to assist in the provision of administrative and accounting services. The Sub-Administrators receive compensation for their provision of administrative and accounting services under the sub-administration agreements. The compensation is paid directly or indirectly by the Fund.

Transfer Agent	The Fund has entered into a transfer agency agreement with AllianceBernstein Investor Services, Inc. (the “Transfer Agent”), under which the Transfer Agent will provide transfer agency services to the Fund.

Custodian	The Fund has also entered into a custody agreement with The Northern Trust Company (in such capacity, the “Custodian”) under which the Custodian will provide custodian services to the Fund.

Performance	Simultaneous with the commencement of the Fund’s operations (“Commencement of Operations”), it is anticipated that the Predecessor Fund will reorganize with and into the Fund. The performance of the Shares for periods before the Commencement of Operations is that of the Predecessor Fund. The Predecessor Fund’s performance has been adjusted to reflect the estimated gross expenses of the Shares. For the estimated gross expenses of the Shares, see “Summary of Fees and Expenses.”

For past performance information of the Shares, see “Performance.”

Conflicts of Interest	General. The Fund is subject to a number of actual and potential conflicts of interest involving the Adviser and the AB CarVal Group and the AB CarVal Group is subject to a range of conflicts of interest in its management of the Fund and Other Accounts. While the potential for conflicts of interest is inherent to the relationships among the AB CarVal Group and the entities, including the Fund, it manages, merely because an actual or potential conflict of interest exists does not mean that it will be acted upon to the detriment of the Fund.

The Adviser. The Fund is expected to be sold to, among others, investment advisory clients of the Adviser and/or its affiliates. Because the Adviser receives fees based on the amount of assets invested in the Fund, the Adviser has an interest in having its clients invest in the Fund. Additionally, Fund Shares are not redeemable by investors but will be subject to quarterly repurchases by the Fund. The size of any such repurchases will be determined by the Board, in part, on the recommendation of the Adviser. The Adviser has a conflict of interest with respect to its recommendation on the size of any such repurchases.

AB CarVal Group Advisory Accounts. The AB CarVal Group manages a number of different accounts, including other investment funds, with investment objectives and strategies similar to those of the Fund.

Transactions in securities by multiple accounts may have the effect of diluting or otherwise negatively affecting the values, prices, liquidity or investment strategies associated with investments held by the Fund, particularly, but not limited to, in small capitalization, emerging market or less liquid strategies. When members of the AB CarVal Group implement a portfolio investment decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged.

The Adviser may determine that the Fund should invest on a side-by-side basis with one or more other accounts managed by the Adviser or other member(s) of the AB CarVal Group. In certain circumstances, co-investments may be made only in accordance with the terms of the Exemptive Order, if granted. Co-investments made under the Exemptive Order would be subject to compliance with the conditions and other requirements contained in the Order, which could limit the Fund’s ability to participate in certain co-investment transactions.

In the event investment opportunities are allocated among the Fund and Other Accounts, the Fund may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a fair and equitable manner over time, the Fund is not generally permitted to co-invest in any portfolio company in which a fund managed by the Adviser or any of its downstream affiliates (other than the Fund and its downstream affiliates) currently has an investment. However, the Fund may co-invest with funds managed by the Adviser or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and its allocation procedures. Additionally, the Fund and Other Accounts may invest in different levels of an issuer’s capital structure. Consequently, the Adviser may determine that the sale of such investments may not be appropriate for a number of reasons, including if such sale could be detrimental to Other Accounts. The Adviser will not be required to act only in the best interests of the Fund, except to the extent required under Section 36 of the 1940 Act, and such determinations by the Adviser could reduce the liquidity of the Fund and could potentially affect the Fund’s ability to fund its quarterly repurchase offers.

The Adviser and other members of the AB CarVal Group may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so. The Adviser and other members of the AB CarVal Group have proprietary interests in accounts or funds that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more members of the AB CarVal Group may also be participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more members of the AB CarVal Group are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. These transactions, particularly in respect of most proprietary accounts or customer accounts, may be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

The Adviser will devote to the Fund as much time as is necessary or appropriate, in its judgment, to manage the Fund’s investment activities. The Adviser and its affiliates, including members of the AB CarVal Group, are not restricted from forming investment funds (including investment funds that follow similar investment programs), from entering into other investment advisory or subadvisory relationships, or from engaging in other business activities. As noted above, the Adviser currently manages accounts other than the Fund that consist of a substantial amount of assets. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and its other business activities.

Conflicts may also arise because portfolio decisions regarding the Fund may benefit Other Accounts managed by the Adviser and the AB CarVal Group. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more affiliates or their Other Accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more affiliates or their Other Accounts.

The Adviser and the AB CarVal Group and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser and the AB CarVal Group or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Adviser and AllianceBernstein. As the businesses of the Adviser and its parent company, AllianceBernstein, L.P. (“AB”), operate independently, investors, when making an investment decision, should not rely on the availability of the AB infrastructure, resources or expertise although the Fund may benefit directly or indirectly from services offered by affiliates of AB that are not part of the AB CarVal Group (“AB Affiliates”). Also, AB may want to limit its potential liabilities to third parties and to ensure that the Adviser’s operations are not damaging to the AB organization as a whole.

AB and its clients will make investments that are beyond the scope of the Fund’s investment mandate, but they also may make investments that would be within the scope of the investment mandate of the Fund. AB and the AB Affiliates (but excluding the Adviser) are not obligated to share any investment opportunity, idea or strategy with the Fund or the Adviser.

AB and the AB Affiliates will periodically come into possession of confidential or material, non-public information. Disclosure of such information within AB is limited to members of working groups with a need for such information only. Therefore, the Fund will not have access to material, non-public information in the possession of AB or the AB Affiliates that might be relevant to an investment decision to be made by the Fund, and the Fund may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. In the event any material, non-public information is disclosed to any of the Adviser’s officers or employees (including in their capacity as a member of a company’s board of directors), any member of the Adviser’s portfolio investment committee or any other person responsible for the affairs of the Fund, the Fund may be prohibited by applicable securities laws and the Adviser’s internal policies from acting upon any such information. Due to these restrictions, the Fund may not be able to make an investment that it otherwise might have made or sell an investment that it otherwise might have sold.

The Fund will enter into certain transactions with the Adviser and/or its affiliates, including, but not limited to, transactions for the provision of services to the Fund by such parties, subject to the limitations on affiliated transactions under the 1940 Act. To the extent the Fund is permitted to engage in such transactions, it is expected that a number of such transactions may give rise to potential conflicts of interest. Although no exact statement of the full range of such transactions can be made, it is expected that any such transaction will be entered into by the relevant parties on an arm’s-length basis. The Fund may be prohibited under the 1940 Act from knowingly participating in certain transactions with its affiliates without the prior approval of the SEC.

The following is a non-exclusive list of certain transactions or types of transactions in which such conflicts may exist:

Provision of Services. The Adviser and/or the AB CarVal Group may enter into certain other advisory relationships with or otherwise receive services from AB which may provide brokerage services, research products, and other products and services to the Fund or an entity in which the Fund invests. For instance, Sanford C. Bernstein & Co LLC (a registered broker affiliated with AB) may provide research, brokerage or other services to the Adviser and/or individuals associated with the Adviser may be private clients of Bernstein Global Wealth Management. The Adviser could potentially be incentivized to engage its affiliates to provide such services in order to benefit its affiliates, AB, the AB Affiliates, and the fees and other expenses incurred by the Adviser in connection with any such relationships or services (e.g., brokerage fees) may ultimately be borne by the Fund.

Employee Compensation. Certain employees from the Adviser’s legal, compliance and other departments will provide legal and related support or corporate secretarial services to the Adviser in connection with the operational and investment activities of the Fund. The salaries, fees and other expenses paid by the Adviser with respect to such services will be reimbursed by the Fund subject to the limits described herein. Additionally, separate divisions within the AB group may refer certain business and investment opportunities to each other, or otherwise enter into arrangements with each other that could result in fee sharing or other forms of compensation.

Facilitation of Expenses. The Adviser may advance funds for or otherwise facilitate the payment of the Fund’s expenses for the benefit of the Fund, including, but not limited to, operating and other Fund-related expenses. The Adviser will be entitled to seek and receive reimbursement for any such paid amounts.

The relationships among the Fund, the Other Accounts, the Adviser, the AB CarVal Group, AB, and the AB Affiliates are complex and dynamic and as the Adviser’s and the Fund’s businesses change over time, the Adviser and its affiliates may be subject, and the Fund may be exposed, to new or additional conflicts of interest. There can be no assurance that this discussion addresses or anticipates every possible current or future conflict of interest that may arise or that is or may be detrimental to the Fund or the Shareholders. You should consult with your own advisers regarding the possible implications on your investment in the Fund of the conflicts of interest described herein.

Purchases of Shares	As discussed above, the Fund has applied for exemptive relief from the SEC to, among other things, issue multiple classes of Shares and to impose asset-based distribution fees and early-withdrawal fees as applicable. Until the Multi-Class Exemptive Relief is granted, the Fund will only offer Advisor Shares, and upon receiving the Multi-Class Exemptive Relief, the Fund will also offer Class A, Class C and Class U Shares and may in the future register and include other classes of Shares in the offering.

The Fund’s Shares are offered on a daily basis. Shares are being offered through the Fund’s distributor, AllianceBernstein Investments, Inc. (the “Distributor”) at an offering price equal to the Fund’s then-current NAV per Share, plus any applicable sales load. Please see “Plan of Distribution” on page 82 for purchase instructions and additional information.

The following table describes the initial and subsequent minimum purchase amounts for each class of Shares, which are subject to waiver in certain circumstances.

	Initial	Subsequent
Class A Shares and Class C Shares, including traditional IRAs and Roth IRAs	$2,500	$50

Class U Shares	$2,500	$50

Automatic Investment Program	$2,500	$50 If initial minimum investment is less than $2,500, then $200 monthly until account balance reaches $2,500

Advisor Shares (only available to fee-based programs or through other limited arrangements and certain commission-based brokerage arrangements)	N/A	N/A

Class A Shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans, where in each case plan level or omnibus accounts are held on the books of the Fund.	$2,500	$50

The Fund reserves the right to waive investment minimums.

Distribution and Service Fees	If the Multi-Class Exemptive Relief is granted, the Fund will be subject to Rule 12b-1 under the Investment Company Act. In contemplation of receiving the Multi-Class Exemptive Relief, the Fund has adopted a distribution and servicing plan (the “Distribution and Servicing Plan”) and intends to pay the Distribution and Servicing Fee under such plan. With respect to its Class A Shares, Class C Shares and Class U Shares, the Fund may compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of clients with whom they have distributed Shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request.

The amount of these fees for each class of the Fund’s Shares is:

Distribution and/or Service Fee (as a Percentage of Aggregate Average Daily Net Assets)
Class A	0.75%
Class C	1.00%
Advisor Shares	0.00%
Class U	0.75%

Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class C Shares are subject to higher distribution and/or service fees than Class A Shares. Class C Shares are subject to these higher fees for a period of eight years, after which they convert to Class A Shares. Share classes with higher Rule 12b-1 fees will have a higher expense ratio, pay correspondingly lower dividends and may have a lower NAV (and returns). All or some of these fees are paid to financial intermediaries, which may include your financial intermediary’s firm. The Distributor retains these fees for certain shareholder accounts, including those held directly with the Fund (with no associated financial intermediary).

Who Should Invest	The Fund is designed for investors who are seeking total return, consisting of current income and capital appreciation, and are able to accept a high level of risk. There can be no assurance that the Fund will achieve its investment objective.

Shareholders in the Fund may incur substantial, or even total, losses on an investment in the Fund. The Shares will have limited liquidity because they will not be listed on any securities exchange or traded in other markets. A prospective investor should read this prospectus in its entirety and consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor. An investment in the Fund is not suitable for all investors. The Fund is not intended to be a complete investment program for investors. See “Risk Factors and Special Considerations.”

Tax Aspects	The Fund intends to qualify as a RIC for U.S. federal income tax purposes. Please refer to the “U.S. Federal Income Tax Considerations” section of this prospectus for additional information on the potential U.S. federal income tax consequences of the acquisition, ownership and disposition of Shares of the Fund. Shareholders should consult their own tax advisors regarding any potential state, local, foreign or other tax consequences of an investment in the Fund. As soon as practicable after the end of each calendar year, the Fund intends to send to each U.S. shareholder an annual IRS Form 1099-DIV or IRS Form 1099-B, if required, and, in the case of each non-U.S. shareholder, an annual IRS Form 1042-S.

ERISA Considerations	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (“IRAs”), 401(k) plans and Keogh plans, may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund are not “plan assets” of the ERISA plans investing in the Fund. Accordingly, neither ERISA’s fiduciary responsibility or prohibited transaction rules apply to the Fund nor the Adviser.

Share Classes	The Fund currently offers four different classes of Shares: Class A Shares, Advisor Shares, Class C Shares, and Class U Shares on a continuous basis. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each share class are different. The fees and expenses for the Fund are set forth in “Summary of Fees and Expenses.” If you have hired an intermediary and are eligible to invest in more than one class of Shares, the intermediary may help determine which share class is appropriate for you. When selecting a share class, you should consider which share classes are available to you, how much you intend to invest, how long you expect to own Shares and the total costs and expenses associated with a particular share class. See “Plan of Distribution.”

Each investor’s financial considerations are different. You should speak with your intermediary to help you decide which share class is best for you. Not all financial intermediaries offer all classes of Shares. If your financial intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.

Distributions	The Fund intends to make distributions on a quarterly basis in aggregate amounts representing substantially all of the Fund’s net investment income, if any, earned during the year. Any long-term and short-term capital gains will be paid out once a year (unless otherwise permitted by the 1940 Act or any exemptive relief provided by the SEC). See “Distributions.”

Distribution Reinvestment Plan	The Fund has adopted a distribution reinvestment plan (the “DRIP”) for its Shareholders, which is an “opt out” dividend reinvestment plan. Under this plan, if the Fund declares a cash dividend or other distribution, each holder of the Fund’s Shares who has not elected to “opt out” to the DRIP will have their cash distribution automatically reinvested in additional Shares, rather than receiving the cash distribution. If a Shareholder elects to “opt out,” that Shareholder will receive cash dividends or other distributions.

Shareholders who receive dividends and other distributions in the form of Shares generally are subject to the same U.S. federal tax consequences as Shareholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, those Shareholders will not receive cash with which to pay any applicable taxes on reinvested dividends.

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s Declaration of Trust.

Fiscal Year	For accounting purposes and tax purposes, the Fund’s fiscal year is the 12-month period ending on June 30th.

Independent Accountants	The Board of Trustees has selected KPMG LLP (“KPMG”) as the independent registered public accounting firm of the Fund. KPMG is responsible for the auditing of the annual financial statements of the Fund.

SUMMARY OF FEES AND EXPENSES
The following table illustrates the fees and expenses that the Fund expects to incur and that shareholders investing in the Fund can expect to bear directly or indirectly. The expenses shown in the table under “Annual Fund Expenses” are estimated based on projected amounts for the Fund’s first full year of operation.

Shareholder Transaction Fees:	Class A	Advisor	Class C	Class U
Maximum Sales Load (percentage of offering price)(1)	2.50%	None	None	None
Maximum Contingent Deferred Sales Load	1.50%	None	1.00%	None

Annual Fund Expenses (as a percentage of net assets)(2)(3):
Management Fee(3)	1.50%	1.50%	1.50%	1.50%
Interest Payments on Borrowed Funds(4)	0.75%	0.75%	0.75%	0.75%
Other Expenses	1.98%	1.23%	2.23%	1.98%
Distribution and/or Servicing Fee	0.75%	0.00%	1.00%	0.75%
Other operating expenses	1.23%	1.23%	1.23%	1.23%
Total Annual Fund Expenses	4.23%	3.48%	4.48%	4.23%
Fee Waiver and/or Expense Reimbursement(5)	(0.75)%	(0.75)%	(0.75)%	(0.75)%

Total Annual Fund Expenses After Fee Waiver and/or Expense Reimbursement(5)	3.48%	2.73%	3.73%	3.48%

(1)
Investors purchasing Class A Shares may be charged a sales load of up to 2.50% of the investor’s gross purchase. Purchases of Class A shares in amounts of $250,000 or more may be subject to a 1.5%, 1-year contingent deferred sales charge (“CDSC”), which may be subject to waiver in certain circumstances. The Distributor may, in its discretion, waive all or a portion of the sales load for certain investors. While Advisor Shares and Class U Shares are not subject to a front-end sales charge, if you purchase Advisor Shares or Class U Shares through certain financial firms, such firms may directly charge you transaction or other fees in such amount as they may determine. Please consult your financial firm for additional information. See “Plan of Distribution.”

(2)	Expenses assume the Fund raises $500 million in proceeds in the first 12 months resulting in estimated average net assets of approximately $250 million.
(3)	The Fund pays the Adviser the Management Fee in consideration of the investment advisory services that the Adviser provides to the Fund. See “Investment Advisory Agreement.”
(4)	“Interest Payments on Borrowed Funds” assumes the incurrence of indebtedness in an amount equal to 12.00% of the Fund’s net assets with a projected interest rate expense of 6.25%.
(5)
The Adviser has contractually agreed to reimburse expenses (exclusive of Management Fees, distribution and/or servicing fees, investment-related expenses, borrowing costs, borrowing-related costs, taxes, brokerage expenses, litigation, acquired fund fees and expenses, and extraordinary expenses) (and inclusive of organizational and initial offering costs) to the extent necessary to limit “Other Expenses” to 0.48% of the Fund’s average daily net assets. This contractual arrangement will remain in effect at least until [ ], 2024 (i.e., at least one year from the effective date of the Fund’s registration statement) unless the Fund’s Board of Trustees approves its earlier termination. The Adviser may recoup from the Fund any waived amount or reimbursed expenses with respect to the Fund pursuant to the Expense Limitation Agreement if such recoupment does not cause the Fund to exceed the current expense limit or the expense limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years from the date the amount was initially waived or reimbursed.

Example:
You would pay the following fees and expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

	Class A	Advisor Shares	Class C		Class U
After 1 Year	$59	$28	$48	*	$35
After 3 Years	$136	$92	$121		$114
After 5 Years	$215	$159	$206		$195
After 10 Years	$420	$338	$421		$405

*	If, at the end of the period, your Shares are not repurchased, your expenses would be decreased by approximately $10.
The Example is based on the estimated fees and expenses set out above. This Example should not be considered a representation of future expenses, as actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example. A greater rate of return than that used in the Example would increase certain fees and expenses paid by the Fund.
FINANCIAL HIGHLIGHTS
Because the Fund is newly organized and its Shares have not previously been offered, the Fund does not have any financial history as of the date of this prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

OVERVIEW OF THE FUND
The Fund is a newly formed statutory trust formed under the laws of the State of Delaware and registered with the SEC, under the Investment Company Act of 1940 (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s principal office, including its office for service of process, is located at 1601 Utica Avenue South, Suite 1000, Minneapolis, MN, 55416. The Fund is an “interval fund” pursuant to which it, subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding Shares of beneficial interest at NAV.
The Fund has applied for exemptive relief from the SEC to, among other things, issue multiple classes of Shares and to impose asset-based distribution fees and early-withdrawal fees as applicable. However, there can be no guarantee that the Multi-Class Exemptive Relief is granted. Until the Multi-Class Exemptive Relief is granted, if ever, the Fund will only offer Advisor Shares, and upon receiving the Multi-Class Exemptive Relief, the Fund will also offer Class A, Class C and Class U Shares. An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts, sales loads, if applicable, and ongoing fees and expenses for each Share class may be different. The fees and expenses for the Fund are set forth in “Summary of Fund Fees and Expenses.” The details of each class of Shares are set forth in “Plan of Distribution.” The Fund may offer additional classes of Shares in the future.
It is anticipated that, simultaneous with the commencement of the Fund’s operations, the CarVal Global Credit Fund, a private fund that is not registered under the 1940 Act (the “Predecessor Fund”), will reorganize with and into the Fund pursuant to a reorganization agreement (the “Reorganization Agreement”). The Reorganization Agreement provides for: (i) the transfer of a portion of the assets of the Predecessor Fund to the Fund in exchange for shares of the Fund of equal aggregate net asset value; (ii) the assumption by the Fund of related Predecessor Fund’s liabilities; and (iii) the distribution of the shares of the Fund to the shareholders of the Predecessor Fund. The Fund’s investment objective, strategies and policies, investment adviser and portfolio managers are, in all material respects, equivalent to those of the Predecessor Fund. For past performance information of the Shares, see “Performance.”
AB CarVal Investors, L.P. (the “Adviser”) serves as the investment adviser to the Fund pursuant to the Advisory Agreement. The Adviser is primarily responsible for the day-to-day selection of investments for the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
THE OFFERING
The Fund’s Shares are offered on a daily basis. Shares are being offered through the Distributor at an offering price equal to the Fund’s then-current NAV per Share, plus any applicable sales load.
USE OF PROCEEDS
The Fund intends to use the net proceeds from the sale of its securities pursuant to this prospectus to acquire investments in accordance with the Fund’s investment objective and strategies described in this prospectus, marketing to acquire new investors and other general corporate purposes. The Fund is continuously identifying, reviewing and, to the extent consistent with the Fund’s investment objective, funding new investments. The Fund will also use a portion of any such proceeds to pay operating expenses, and other expenses such as due diligence expenses relating to potential new investments.
The Fund currently anticipates being able to invest proceeds from the sale of its Shares promptly after the receipt of such proceeds, subject to the availability of appropriate investment opportunities consistent with the Fund’s investment objective and market conditions.
UNLISTED CLOSED-END FUND INTERVAL STRUCTURE
The Fund has been organized as a continuously offered, non-diversified, closed-end management investment company. Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. To provide some liquidity to Shareholders, the Fund will be structured as an “interval fund” and conduct quarterly repurchase offers for a limited amount of the Fund’s Shares (at least 5%).
The Fund believes that an unlisted closed-end structure is most appropriate for the long-term nature of the Fund’s strategy. With event-driven strategies or similar types of investments, the ability to hold positions—through all manner of market environments—until the occurrence of the anticipated event or catalyst that unlocks value is crucial. Features that interfere with this ability (such as daily redemptions permitted by open-end funds that can require the premature sale of investments) could impair the Fund’s ability to execute its investment strategy. Accordingly, an unlisted closed-end structure helps the Fund achieve its investment objective. The Fund’s NAV per Share may be volatile. As the Shares are not traded, investors will not be able to dispose of their investment in the Fund no matter how poorly the Fund performs.
INVESTMENT OBJECTIVE
The investment objective of the Fund will be to seek to maximize total return, consisting of current income and capital appreciation. The Fund intends to seek to achieve its investment objective by investing primarily in debt securities and credit-related investments, either directly or through separate investment structures or vehicles that provide the Fund with exposure to such securities (collectively, the “Credit Investments”). The Credit Investments include directly originated debt investments, syndicated debt positions acquired in the primary and secondary markets, and structured investments, where the returns are based upon the performance of underlying credit instruments, such as asset backed securities.
INVESTMENT STRATEGY
The Fund intends to achieve its investment objective by investing primarily in Credit Investments. Under normal circumstances, the Fund will invest at least 80% its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a portfolio of Credit Investments. The Credit Investments include directly originated debt investments, syndicated debt positions acquired in the primary and secondary markets, and structured investments, where the returns are based upon the performance of underlying credit instruments, such as asset-backed securitizations. At times, the Fund will invest a substantial portion of its assets in Credit Investments that are rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Such investments may include defaulted or partially defaulted loans. Credit Investments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Some of the Credit Investments will have no credit rating at all.
The Fund seeks to capitalize on investment opportunities in credit assets including corporate securities, structured credit, loan portfolios and hard assets. The strategy is not dependent on any one particular asset class, and given the size and scale of the Adviser and its global footprint, it is able to move capital to what it believes are the best opportunities. The Fund intends to be positioned across sectors and along the credit curve (i.e., the graphical representation of yields over various maturities) to seek total return, without any explicit duration target or liquidity limitations. The strategy will assess relative value and adapt to fluctuating market conditions on a global basis. The strategy invests in a wide range of instruments at multiple levels of the capital structure and the Adviser seeks out investments that it believes offer attractive risk-adjusted returns across asset classes. The Adviser will seek to construct a portfolio for the Fund that it believes creates an optimal mix of risk, return and volatility across asset classes, yet anticipates that the Fund’s opportunities may be more heavily weighted in different asset classes and geographies depending on the point in the market cycle. Through every cycle, the Fund will seek to provide capital to issuers who may otherwise be unable to obtain attractive financing. The Fund’s composition will move across the United States, Europe and emerging markets, and principally across corporate securities, loan portfolios, structured credit, and hard assets.
The Fund’s 80% policy with respect to investments in Credit Investments is not fundamental and may be changed by the Board without shareholder approval. Shareholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Nets Assets in the particular type of investment suggested by its name. The Fund’s investments in derivatives, other investment companies and other instruments are counted towards the Fund’s 80% investment policy to the extent they have economic characteristics similar to the investments included within that policy.

The Fund’s corporate securities strategy centers on investments in obligations of leveraged and/or financially troubled corporations. These investments typically extend to what the Adviser views as mispriced or undervalued bonds, bank debt, credit default swaps and equities, but may also extend to other similar investment types or assets. From time to time, investments in this strategy will also include opportunistically investing in high-yield loans or debtor-in-possession financings.
The Fund’s structured credit strategy centers on investments in asset-backed securities including residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and other asset-backed securities. The Adviser believes its capabilities and experience in whole loans, leveraged loans, and commercial real estate provide a competitive advantage in investing in RMBS, CMBS, and CLO securities.
The Fund’s loan portfolios strategy centers on investments in portfolios of whole loans including consumer receivables, residential mortgages, small business loans, and other consumer, commercial and industrial obligations. This strategy also includes investments in commercial real estate loan transactions, as well as real estate-related public debt and equity securities and loan portfolios containing real estate owned or other receivables. In executing this strategy, the Adviser partners with a network of servicing and collections specialists, seeking to pair each portfolio with the servicing partner that is best positioned to maximize collections given the type and location of the obligations.
The Fund’s hard assets strategy centers on identifying undervalued situations across a broad range of asset categories, industries and markets that utilize the Adviser’s core competencies, skills, and methods to identify and make investments in non-traditional asset categories that are not targeted through the above strategies. These investments have historically included investments in aviation assets, vessel assets, and renewable energy related assets but may extend to any investment opportunity that the Adviser believes to be attractive and profitable under the circumstances.
The Fund also intends to invest, at times, directly or indirectly, on margin or otherwise, in interests commonly referred to as securities, other financial instruments of U.S. and non-U.S. entities and other assets, including capital stock; shares of beneficial interest; partnership interests and similar financial instruments; bonds, notes and debentures (whether subordinated, convertible or otherwise); claims or other causes of action, matured or unmatured, contingent or otherwise, of creditors and/or equity holders of any person against such person, including, without limitation, “claims” and “interests,” in each case as defined under title 11 of the United States Code entitled “Bankruptcy,” as the same may be hereafter amended from time to time, and any successor statute or statutes thereto, and all rights and options relating to the foregoing; currencies; commodities; physical and intangible assets; interest rate, currency, commodity, equity and other derivative products, including (i) futures contracts (and options thereon) relating to stock indices, currencies, U.S. Government securities and securities of non-U.S. governments, other financial instruments and all other commodities, (ii) swaps, options, swaptions, warrants, caps, collars, floors and forward rate agreements, (iii) spot and forward currency transactions and (iv) agreements relating to or securing such transactions; repurchase and reverse repurchase agreements; loans; structured finance instruments; accounts and notes receivable and payable held by trade or other creditors; trade acceptances; contract and other claims; executory contracts; participations; mutual funds, exchange-traded funds and similar financial instruments; money market funds; obligations of the United States or any non-U.S. government, or any country, state, governmental agency or political subdivision thereof; commercial paper; certificates of deposit; bankers’ acceptances; choses in action; trust receipts; and any other obligations and instruments or evidences of indebtedness of whatever kind or nature that exist now or are hereafter created, in each case, of any person, whether or not publicly traded or readily available.
The Fund may invest in one or more wholly-owned subsidiaries (each, a “Subsidiary” and collectively, the “Subsidiaries.”) The Fund may form a Subsidiary in order to, among other things, pursue its investment objective and strategy in a more tax-efficient manner or for the purpose of facilitating its use of permitted borrowings. Except as otherwise provided, references to the Fund’s investments will also refer to any Subsidiary’s investments.

Investment Process. The Adviser’s investment process combines a top-down perspective and portfolio construction discipline with a bottom-up fundamental analytical approach. In evaluating potential investments, the Adviser performs extensive quantitative and qualitative analyses based on, among other things, extensive legal and financial due diligence (which may include reliance on third-party due diligence) and the experience and judgment of the Adviser’s investment professionals.
The Adviser will pursue investment opportunities with a potential for value enhancement, such as in situations of prior mismanagement, market inefficiencies, and/or poorly devised capital structures. Techniques used to add value to investments may include capital restructuring, repositioning/redevelopment, and servicing. The Adviser also monitors the performance of the existing portfolio investments. Consideration is given to targeted investment goals as well as existing market and sales trends in determining whether to continue to hold or sell an asset. The Adviser seeks to continuously evaluate these factors to determine the appropriate timing for the disposition of any asset or group or category of assets.
In executing the Fund’s corporate securities strategy, the Adviser conducts in-house analysis and due diligence in evaluating each investment opportunity within the strategy and will rely on a combination of proprietary analysis, long-standing and extensive network of global contacts and third-party research and modeling. The Adviser generally sources investments within the corporate securities strategy through its global network of contacts. After utilizing its top-down research for investment screening, the Adviser will engage in a due diligence process, including an analysis of the potential investment and its liquidity prospects, as well as an evaluation of the risk/return profile for each potential investment.
In executing the Fund’s structured credit strategy, the Adviser utilizes its capabilities analyzing and trading asset-backed securities, including residential and commercial mortgage-backed securities, CLOs, and other asset-backed securities. The Adviser believes its capabilities and experience in whole loans, leveraged loans and commercial real estate provide a competitive advantage in investing in RMBS, CMBS and CLO securities. Multiple investment teams routinely collaborate to evaluate investment opportunities in different structured credit securities.
In executing the Fund’s loan portfolios strategy, the Adviser utilizes its local presence in markets around the world to sources investment opportunities. The Adviser also utilizes its analytical expertise and seasoned due diligence capabilities constructed from its extensive history of purchasing diverse loan types. The Adviser seeks to maximize collections and returns from the Fund’s investments by selecting servicing partners with the capabilities that it believes are best matched with particular loan portfolio investments. Furthermore, in executing the Fund’s structured credit strategy, the Adviser will utilize its capabilities in analyzing and trading asset-backed securities.
In executing the Fund’s hard asset strategy, the Adviser will source investments through its relationships with various parties. For example, the Adviser will utilize its own captive aviation asset management platform company for sourcing, due diligence, technical assistance and leasing expertise. With respect to renewable energy investments, the Adviser seeks to capitalize on investment opportunities in or with a nexus to renewable energy or energy usage efficiencies by utilizing the Adviser’s presence in energy markets around the world as well as the Adviser’s extensive network of relationships.
Access to the Adviser’s Transaction Flow and Expertise. In conducting its investment activities, the Adviser believes that the Fund will benefit from the significant scale and resources of the Adviser and its downstream affiliates (the “AB CarVal Group”). The Fund is served by origination, underwriting and portfolio management teams comprised of experienced investment professionals. The Adviser’s investment team utilizes a rigorous, systematic, and consistent investment process, refined over the Adviser’s history investing in private markets across multiple credit cycles, designed to identify what the Adviser believes to be compelling Credit Investment opportunities. The Adviser believes the Fund and other investment vehicles it manages provide capital to issuers who may otherwise be unable to obtain attractive financing. The Adviser believes that it is well-positioned to capitalize on these credit opportunities with its depth and breadth of experience effectively sourcing, executing and maximizing returns across a range of asset classes. The Adviser’s approach to investing in distressed assets is driven by a fundamental bottom-up credit and collateral focus, and combines local execution capabilities with a global perspective. The Adviser’s portfolios have evolved and changed through the cycles. The Adviser will seek to actively manage the Fund’s portfolio composition across asset classes and geographies. The Fund’s composition is expected to include investments from issuers economically tied to the United States, Europe and emerging markets. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in non-U.S. investments, including investments in emerging markets.

The Adviser believes that there are three key elements that provide a significant competitive advantage for it to successfully take advantage of global credit opportunities:
Differentiated investment strategy: The Adviser believes that its differentiated strategy positions the Fund to effectively take advantage of opportunities presented across various asset classes and geographies. The Fund is not dependent on any one particular asset class, and given the size and scale of the Adviser’s global footprint, the Adviser is able to invest in what it believes to be the best opportunities. This global footprint gives the Adviser a unique perspective on investment trends and returns available across different markets and different geographies. In addition, the AB CarVal Group’s existing investment portfolios provide the Adviser with proprietary data on an ongoing basis covering consumer and small business collection trends, residential and commercial real estate value and performance metrics, and corporate earnings and cash flow results.
Global Platform: Since 1987, the Adviser has invested approximately $144 billion in thousands of transactions across 82 countries. This experience, combined with the global reach of the AB CarVal Group offers the Adviser access to proprietary intellectual capital, investment experience, and industry expertise that the Adviser believes is unmatched.
The Adviser strongly believes that tenure and presence in European private credit markets will be critical in capturing opportunities. Non-core assets to be sold across credit cycles require deep institutional resources to profitably capitalize on the opportunity, including relationships with sellers, sourcing capabilities, analytical skills, trading and execution skills, and a robust servicing network. The Adviser’s 25+ year presence in Europe has enabled it to develop these capabilities, and it believes that as a result the Adviser will be able to pursue negotiated deal opportunities at attractive prices.
The Adviser’s three decades in the emerging markets have helped it develop strong sourcing capabilities driven by deep relationships with sellers, advisors, consultants, attorneys and other market participants. In addition, AB CarVal Group has developed robust analytical skills across diverse opportunities, valuable trading and execution experience and a deep understanding of bankruptcy laws and their enforcement throughout a multitude of emerging market countries.
Experienced team and time-tested process: The Adviser’s experienced investment team has the ability to assess relative value and adapt to fluctuating market conditions on a global basis. The investment team’s experience investing in a wide range of instruments at multiple levels of the capital structure gives the Adviser the flexibility to seek out investments that it believes offer attractive risk-adjusted returns across asset classes.
The Adviser’s experienced investment team has developed strong sourcing capabilities driven by deep relationships with sellers, advisors, consultants, attorneys and other market participants. In addition, the Adviser’s investment professionals have robust analytical skills across diverse opportunities, valuable trading and execution experience and a deep understanding of bankruptcy laws and their enforcement throughout a multitude of countries. The Adviser believes that a key to the Adviser’s success has been the ability of its investment professionals to invest in complex situations and navigate through a variety of market cycles.
The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that it may invest a high percentage of its assets in a limited number of issuers and may invest a larger proportion of its assets in a single issuer.
Additional Information Regarding the Fund’s Investment Strategy
There can be no assurance that the investment strategies employed by the Adviser will be successful or result in the investment objective of the Fund being achieved. In addition, the investment strategies utilized by the Fund are subject to certain limitations as a result of its registration under the 1940 Act and its intention to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). See “Investment Restrictions,” and “U.S. Federal Income Tax Considerations.”

Portfolio Composition
The Fund intends to invest, at times, directly or indirectly, on margin or otherwise, in securities and other financial instruments of U.S. and non-U.S. entities and other assets, including capital stock; shares of beneficial interest; partnership interests and similar financial instruments; bonds, notes and debentures (whether subordinated, convertible or otherwise); claims or other causes of action, matured or unmatured, contingent or otherwise, of creditors and/or equity holders of any person against such person, including, without limitation, “claims” and “interests,” in each case as defined under title 11 of the United States Code entitled “Bankruptcy,” as the same may be hereafter amended from time to time, and any successor statute or statutes thereto, and all rights and options relating to the foregoing; currencies; commodities; physical and intangible assets; interest rate, currency, commodity, equity and other derivative products, including (i) futures contracts (and options thereon) relating to stock indices, currencies, U.S. Government securities and securities of non-U.S. governments, other financial instruments and all other commodities, (ii) swaps, options, swaptions, warrants, caps, collars, floors and forward rate agreements, (iii) spot and forward currency transactions and (iv) agreements relating to or securing such transactions; repurchase and reverse repurchase agreements; loans; structured finance instruments; accounts and notes receivable and payable held by trade or other creditors; trade acceptances; contract and other claims; executory contracts; participations; mutual funds, exchange-traded funds and similar financial instruments; money market funds; obligations of the U.S. or any non-U.S. government, or any country, state, governmental agency or political subdivision thereof; commercial paper; certificates of deposit; bankers’ acceptances; choses in action; trust receipts; and any other obligations and instruments or evidences of indebtedness of whatever kind or nature that exist now or are hereafter created, in each case, of any person, whether or not publicly traded or readily marketable.
Exemptive Relief
To the extent permitted by law, the Fund intends to co-invest in investment with Other Accounts. The 1940 Act imposes significant limits on the ability of the Fund to co-invest with Other Accounts. The Adviser and the Fund have applied for the “Exemptive Order.” However, the Exemptive Order would be expected to contain certain conditions that limit or restrict the Fund’s ability to participate in such investments. In such cases, the Fund may participate in an investment to a lesser extent or, under certain circumstances, may not participate in the investment. There is no assurance that the requested Exemptive Order will be granted.
Short-Term Investments
For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. The Fund may also utilize short-term investments for cash management purposes. Short-term investments are short-term debt obligations and other similar securities and may include (i) securities issued or guaranteed as to interest and principal by the U.S. Government or one of its agencies or instrumentalities; (ii) debt obligations of U.S. banks, savings associations, insurance companies and mortgage bankers; (iii) commercial paper and other short-term obligations of corporations, partnerships, trusts and similar entities; (iv) repurchase agreements; and (v) other investment companies that invest principally in money market instruments. Money market instruments include longer-term bonds that have variable interest rates, demand features or other special features that give them the financial characteristics of short-term debt. The Fund also may hold cash and cash equivalents and may invest in participation interests in the money market securities mentioned above without limitation.
RISK FACTORS AND SPECIAL CONSIDERATIONS
An investment in the Fund is speculative and involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully consider the following risk factors, together with the other information contained in this prospectus. At any point in time, an investment in the Fund’s shares may be worth less than the original amount invested, even after taking into account the distributions paid, if any, and the ability of shareholders to reinvest distributions. If any of the risks discussed in this prospectus occur, the Fund’s results of operations could be materially and adversely affected. If this were to happen, the price of Fund shares could decline significantly and you could lose all or a part of your investment. Different risks may be more significant at different times depending on market conditions.

General Market Risks
General Economic and Market Conditions Risk. The success of the Fund will be affected by general economic and market conditions, such as changes in interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers and sanctions, currency exchange controls, market structure, liquidity, transparency and access, capital and margin requirements affecting the Fund, its intermediaries and national and international political circumstances (including wars, terrorist acts or security operations). These factors may affect the level and volatility of financial instruments’ prices and the liquidity of the Fund’s investments. Volatility or illiquidity could impair the Fund’s profitability or result in losses. The Fund may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets — the larger the positions, the greater the potential for loss.
Market Disruptions and Geopolitical Events Risk. Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics and pandemics (including the outbreak of COVID-19 globally). The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the U.S. and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted.
Widespread disease, including the outbreak of COVID-19 as well as other pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the U.S. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent the Fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact the Fund’s ability to achieve its investment objective, as well as the operations of the Fund and the Adviser, and (iii) may exacerbate the risks discussed elsewhere in this prospectus, including political, social and economic risks.
Global economies and financial markets have become increasingly interconnected, which increases the possibility that economic, financial or political events and factors in one country or region might adversely impact issuers in a different country or region or worldwide.
Consequently, the Fund may not be capable of, or successful at, preserving the value of their assets, generating positive investment returns or effectively managing their risks.
Potential Interest Rate Increases Risk. The United States has experienced a sustained period of historically low interest rate levels. In recent months, however, short-term and long-term interest rates have risen. The uncertainty of the U.S. and global economy, changes in U.S. government policy, and changes in the federal funds rate, increase the risk that interest rates will rise in the future. Sustained future interest rate volatility may cause the value of the fixed-income securities held by the Fund to decrease, which may result in substantial withdrawals from the Fund that, in turn, forces the Fund to liquidate such securities at disadvantageous prices negatively impacting the performance of the Fund.

Systemic Risk. Systemic risk is the risk of broad financial system stress or collapse triggered by the default of one or more financial institutions, which results in a series of defaults by other independent financial institutions. Financial intermediaries, such as clearinghouses, banks, securities firms and exchanges with which the Fund interacts are all subject to systemic risk. A systemic failure could have material adverse consequences on the Fund and on the markets for the investments in which the Fund seeks to invest.
Certain Risks Related to Investment Strategies by the Fund
Competition; Availability of Investments Risk. The identification of attractive investment opportunities is difficult and involves a high degree of uncertainty. There can be no assurance that the Fund will be able to identify or successfully pursue attractive investment opportunities in the markets in which the Fund intends to invest for many reasons, including competition for attractive investment opportunities and changes in markets or economic conditions. In addition, in some developing markets, foreign investment is limited or restricted, or local investors are favored over foreign investors which may further limit the investment opportunities available to the Fund. As a result, there can be no assurance that there will be a sufficient number of suitable investment opportunities to enable the Fund to invest all of its capital in opportunities that satisfy the Fund’s investment objectives or that such investment opportunities will lead to completed investments by the Fund.
Developments in the Credit Market Risk. Declines in the market value of asset-backed securities, especially securities backed by subprime mortgages, have been concomitant with significant market events. Increasing credit and valuation problems in the subprime mortgage market have generated extreme volatility and illiquidity in the markets for securities directly or indirectly exposed to subprime mortgage loans. This volatility and illiquidity has extended to the global credit and equity markets generally, and, in particular, to the high-yield bond and loan markets, exacerbated by, among other things, growing uncertainty regarding the extent of the problems in the mortgage industry and the degree of exposure of financial institutions and others, decreased risk tolerance by investors and significantly tightened availability of credit. The duration and ultimate effect of current market conditions cannot be predicted, nor is it known whether or the degree to which such conditions may worsen. However, the continuation of current market conditions, uncertainty or further deterioration could result in further declines in the market values of potential investments or declines in the market values of subsequently purchased investments. Such declines could lead to diminished investment opportunities for the Fund, prevent the Fund from successfully executing their specific investment strategies or require the Fund to dispose of investments at a loss while such adverse market conditions prevail.
Leverage Risk. The Fund intends to utilize leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund may obtain leverage by issuing preferred shares and/or notes and it may also borrow funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased Share dividends, but also creates risks for the Fund’s shareholders, including increased variability of the Fund’s net income, distributions, and/or NAV. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s NAV, which will be borne entirely by the Fund’s Shareholders. To the extent that the Fund makes investments in syndicated loans or other debt instruments structured with floating rate floors, the Fund will not realize additional income if rates increase during periods when the applicable floating rate remains below the corresponding floor but the Fund’s cost of financing is expected to increase, resulting in the potential for a decrease in the level of income available for dividends or distributions made by the Fund. If the Fund issues preferred shares and/or notes or engages in other borrowings, it will have to pay dividends on its preferred shares or interest on its notes or borrowings, which will increase expenses and may reduce the Fund’s return. These dividend payments or interest expenses (which will be borne entirely by Shareholders) may be greater than the Fund’s return on the underlying investments. The Fund’s leveraging strategy, if utilized, may not be successful.

The Fund may issue preferred shares and/or notes or other forms of indebtedness as a form of leverage. These means of obtaining leverage would be senior to the Fund’s Shares, such that holders of preferred shares and/or notes or other Fund indebtedness would have priority over the Shareholders in the distribution of the Fund’s assets, including dividends, distributions of principal and liquidating distributions. In addition, if the Fund elects to issue preferred shares and/or notes (or other forms of indebtedness) its ability to make distributions to its Shareholders or to repurchase its shares will be limited by the asset coverage requirements and other limitations imposed by the 1940 Act and the Fund’s lenders.
As a closed-end management investment company, the Fund is permitted, under specified conditions, to issue senior securities that are stock if the Fund’s asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after issuance. As defined in the 1940 Act, asset coverage of 200% means that for every $100 of net assets the Fund holds, the Fund may raise $100 from issuing senior securities. Under the 1940 Act, any preferred stock the Fund issues would constitute a “senior security” for purposes of the 200% asset coverage test.
In addition, while any senior securities remain outstanding, the Fund may be required to make provisions to prohibit any dividend distribution to the Fund’s shareholders or the repurchase of such securities or shares unless the Fund meets the applicable asset coverage ratios at the time of the distribution or repurchase after giving effect to the distribution or repurchase. The Fund is also permitted to borrow amounts up to 5% of the value of the Fund’s total assets for temporary purposes without regard to asset coverage, which borrowings would not be considered senior securities, provided that any such borrowings in excess of 5% of the value of the Fund’s total assets would be subject to the asset coverage ratio requirements of the 1940 Act, even if for temporary purposes.
The Fund will pay (and Shareholders will bear) all costs and expenses relating to the issuance and ongoing maintenance of any preferred shares and/or notes or other forms of indebtedness issued by the Fund. As a result, the Fund cannot assure you that the issuance of preferred shares and/or notes or other forms of indebtedness will provide a higher yield or return to the holders of the Fund’s Shares. If the Fund offers and/or issues preferred shares and/or notes or other forms of indebtedness, the costs of the offering will be borne immediately by the Fund’s Shareholders and result in a reduction of the NAV of the Fund’s Shares.
So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, the leverage may cause Shareholders to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Fund, reducing returns to Shareholders. Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to Shareholders.
There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Shareholders, including:

•	the likelihood of greater volatility of NAV, market price and dividend rate of Shares than a comparable portfolio without leverage;

•
the risk that fluctuations in interest rates on borrowings or in dividend payments on, principal proceeds distributed to, or redemption of any preferred shares and/or notes or other forms of indebtedness that the Fund has issued will reduce the return to the Shareholders;

•
the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Fund’s Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund’s Shares; and

•	leverage may increase expenses (which will be borne entirely by Shareholders), which may reduce total return.

Interest Rate Risk. The Fund may have exposure to interest rate risks, meaning that changes in prevailing interest rates could negatively affect the value of the Fund. Interest rate changes may affect the cash flows of an investment directly; the discount rate applied to those cash flows to determine present value; the cost of leverage; or the market yield requirement (and thereby realizable value) of a debt or equity instrument, real asset or item of collateral.
Expedited Transactions Risk. Investment analyses and investment decisions may be undertaken on an expedited basis in order for the Fund to take advantage of available investment opportunities. In such cases, the information available at the time of an investment decision may be limited, and the Adviser may not have access to the detailed information necessary for a thorough evaluation of the investment opportunity. Further, the Adviser may conduct its due diligence activities over a very brief period.
Uncertain Exit Strategies Risk. Due to the illiquid nature of many of the positions which the Fund is expected to acquire, as well as the uncertainties of the reorganization and active management process, the Adviser is unable to predict with confidence what the exit strategy will ultimately be for any given core position or that one will definitely be available. Exit strategies which appear to be viable when an investment is initiated may be precluded by the time the investment is ready to be realized due to economic, legal, political or other factors. The Adviser expects that the Fund will participate in investments that are also held by Other Accounts. Additionally, to the extent permitted under the 1940 Act or by exemptive relief which the Fund may receive to engage in co-investment opportunities with such affiliates, as appropriate, the Fund and Other Accounts may invest in different levels of an issuer’s capital structure. Consequently, the Adviser may determine that the sale of such investments may not be appropriate for a number of reasons, including if such sale could be detrimental to Other Accounts. The Adviser will not be required to act only in the best interests of the Fund, except to the extent required under Section 36 of the 1940 Act, and such determinations by the Adviser could reduce the liquidity of the Fund and could potentially affect the Fund’s ability to fund its quarterly repurchase offers.
Lack of Control Risk. The Fund may invest in debt instruments and equity securities of companies that it does not control, which the Fund may acquire through market transactions or through purchases of securities directly from the issuer or other shareholders. Such investments will be subject to the risk that the issuer may make business, financial or management decisions with which the Fund does not agree or that the majority stakeholders or the management of the issuer may take risks or otherwise act in a manner that does not serve the Fund’s interests. In addition, the Fund may share control over certain investments with co-investors, which may make it more difficult for the Fund to implement its investment approach or exit the investment when it otherwise would. The occurrence of any of the foregoing could have a material adverse effect on the Fund and the Fund’s Shareholders.
Short Selling Risk. The Fund may utilize short selling. The success of the Fund’s short selling depends upon the Adviser’s ability to identify and sell short investments that are overvalued. A short sale creates the risk of a theoretically unlimited loss, in that the price of the underlying investment could theoretically increase without limit, thus increasing the cost to the Fund of buying those investments to cover the short position. There can be no assurance that the Fund will be able to maintain the ability to borrow investments sold short. In such cases, the Fund can be “bought in” (i.e., forced to repurchase investments in the open market to return to the lender). There also can be no assurance that the investments necessary to cover a short position will be available for purchase at or near prices quoted in the market. Purchasing investments to close out a short position can itself cause the price of the investments to rise further, thereby exacerbating the loss. Short strategies can also be implemented synthetically through various instruments and be used with respect to indices or in the over-the-counter market and with respect to futures and other instruments. In some cases of synthetic short sales, there is no floating supply of an underlying instrument with which to cover or close out a short position and the Fund may be entirely dependent on the willingness of over-the-counter market makers to quote prices at which the synthetic short position may be unwound. There can be no assurance that such market makers will be willing to make such quotes. Short strategies can also be implemented on a leveraged basis. Lastly, even though the Fund secures a “good borrow” of the investment sold short at the time of execution, the lending institution may recall the lent investment at any time, thereby forcing the Fund to purchase the investment at the then-prevailing market price which may be higher than the price at which such investment was originally sold short by the Fund.

Hedging Transactions Risk. The Fund may utilize investments for risk management purposes in order to: (i) protect against possible changes in the market value of the Fund’s investment portfolio resulting from fluctuations in the markets and changes in interest rates; (ii) protect the Fund’s unrealized gains in the value of its investment portfolio; (iii) facilitate the sale of any investments; (iv) enhance or preserve returns, spreads or gains on any investment in the Fund’s portfolio; (v) hedge against a directional trade; (vi) hedge the interest rate, credit or currency exchange rate on any of the Fund’s investments; (vii) protect against any increase in the price of any investments the Fund anticipates purchasing at a later date; or (viii) act for any other reason that the Adviser deems appropriate. The Fund will not be required to hedge any particular risk in connection with a particular transaction or its portfolio generally. The Adviser may be unable to anticipate the occurrence of a particular risk and, therefore, may be unable to attempt to hedge against it. While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if it had not engaged in any such hedging transaction. Moreover, the portfolio will always be exposed to certain risks that cannot be hedged.
Lack of Diversification of the Fund’s Overall Portfolio Risk. The Fund’s portfolio could become significantly focused in any one issuer, industry, sector, strategy, country or geographic region, subject to the limits set forth in this prospectus. In addition, it is possible that the Adviser may select investments that are concentrated in a limited number or types of investments. There is no assurance as to the degree of diversification that will actually be achieved in the Fund’s investments either by geographic region or asset type. The Fund may make investments assuming contemplated sales that do not actually occur as expected, which could lead to increased risk as a result of the Fund’s having an unintended longer term investment and reduced diversification. This limited diversification may result in the concentration of risk, which, in turn, could expose the Fund to losses disproportionate to market movements in general if there are disproportionately greater adverse price movements in such investments.
Risk of Loss. No guarantee or representation is made that the Fund’s investment program, including, without limitation, the Fund’s investment objective, diversification strategies or risk monitoring goals, will be successful. Investment results may vary substantially over time. No assurance can be made that profits will be achieved or that substantial or complete losses will not be incurred. Past investment results of the Adviser (or investments otherwise made by the Adviser’s investment professionals) are not necessarily indicative of their future performance.
Volatility Risk. The Fund’s investment program may involve the purchase and sale of relatively volatile investments and/or investments in volatile markets. Price movements of investments are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. Fluctuations or prolonged changes in the volatility of such investments and/or markets can adversely affect the value of investments held by the Fund. The profitability of the Fund substantially depends upon the Adviser correctly assessing the future price movements of assets, stocks, bonds, options on assets, stocks, and other securities and the movements of interest rates. The Adviser cannot guarantee that it will be successful in accurately predicting price and interest rate movements. The Fund is also subject to the risk of failure of any of the exchanges on which its positions trade or of their clearinghouses.
Risks Related to Specific Investments
Illiquid Investments Risk. Certain investments may be illiquid because, for example, they are subject to legal or other restrictions on transfer or there is no liquid market for such investments. Valuation of such investments may be difficult or uncertain because there may be limited information available about the issuers of such investments. The market prices, if any, for such investments tend to be volatile and may not be readily ascertainable, and the Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of investments eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may not be able to readily dispose of such illiquid investments and, in some cases, may be contractually prohibited from disposing of such investments for a specified period of time. As a result, the Fund may be required to hold such investments despite adverse price movements. Even those markets which the Adviser expects to be liquid can experience periods, possibly extended periods, of illiquidity. Occasions have arisen in the past where previously liquid investments have rapidly become illiquid.

A portion of the Fund’s investments may consist of securities that are subject to restrictions on resale by the Fund for various reasons including that they were acquired in a “private placement” transaction or that the Fund is deemed to be an affiliate of the issuer of such securities. Generally, the Fund may be able to sell such securities without restriction to other large institutional investors but may be restrained in its ability to sell them to other investors. If restricted securities are sold to the public, the Fund may be deemed to be an underwriter or possibly a controlling person with respect thereto for the purposes of the Securities Act and be subject to liability as such under the Securities Act.
Some of the Fund’s interests may be highly illiquid and may be subject to long term holding in accordance with the investment program of the Fund and due to market conditions applicable to such assets.
Unlisted Securities Risk. Securities that are not listed on a stock exchange or traded on an over the counter market may be subject to higher risks than listed securities. Because of the absence of any trading market for unlisted securities, it may take longer to liquidate, or it may not be possible to liquidate, positions in unlisted securities than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities.
Bankruptcy Claims Risk. The Fund’s investments include debt and equity of financially distressed companies. In the event that the issuer files for bankruptcy protection, the Fund will likely be unable to sell its claims without realizing significant losses and may be unable to recover current interest on such claims during the course of the bankruptcy year. The markets in U.S. bankruptcy claims are generally not regulated by U.S. federal securities laws or the SEC. To the extent debt investment is unsecured (i.e., has no collateral securing repayment), such claims may have a lower priority than secured claims (which have first recourse to the collateral securing such claim). In addition, the debt of an issuer in bankruptcy may be adversely affected by an erosion of the issuer’s business and overall value. Accordingly, there can be no guarantee that a debtor will be able to satisfy all of its liabilities or that the Fund will be able to recover the entire amount of its bankruptcy claim.
Many of the events within a bankruptcy case are adversarial and often beyond the control of the creditors. While creditors generally are afforded an opportunity to appear and be heard, there can be no assurance that a bankruptcy court would not approve actions that may be contrary to the interests of the Fund (in its role as a creditor). Furthermore, there are instances where creditors lose their priority under Title 11 of the United States Code (the “Bankruptcy Code”) (i.e., are equitably subordinated) if, for example, they have engaged in misconduct that harms other creditors. In those cases where the Fund has engaged in such conduct, the Fund may lose its priority.
Generally, the duration of a bankruptcy case can only be roughly estimated. The reorganization of a company usually involves the development and negotiation of a plan of reorganization, the approval of the plan by creditors and the confirmation of the plan by the bankruptcy court. This process can involve substantial legal, professional and administrative costs to the company and the Fund; it is subject to unpredictable and lengthy delays; and during the process the company’s competitive position may erode, key management may depart and the company may not be able to invest adequately. In some cases, the issuer may not be able to reorganize and may be required to sell its assets either as a going concern or as part of liquidation. As a result, even in those circumstances where the Fund may recover the entire amount of its bankruptcy claim, the Fund may be adversely impacted by any costs incurred by the Fund in representing its interests in a debtor’s bankruptcy case.
U.S. bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization for the purpose of voting on a plan of reorganization. Because the standard for classification is vague, there exists a significant risk that the Fund’s influence with respect to a class of securities can be lost by virtue of the size of its claim relative to the claims of the entire class. In addition, certain administrative costs and claims that have priority by law over the claims of certain creditors (for example, claims for certain taxes) may impair the recovery of an investment in a bankruptcy claim.
The Fund intends to invest some of its assets in securities and other investments of issuers domiciled, or assets located, globally. Investment in the debt of financially distressed companies domiciled outside the United States involves additional risks. Bankruptcy law and process may differ substantially from that in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain markets, although bankruptcy laws have been enacted, the process for reorganization remains uncertain.

The Adviser or another representative of the Fund, on behalf of the Fund, may elect to serve on creditors’ committees, equity holders’ committees or other groups to ensure preservation or enhancement of the Fund’s positions as a creditor or equity holder. A member of any such committee or group may owe a fiduciary duty and be subject to certain obligations to all members that the committee represents and/or to other similarly situated parties. The Adviser may resign from that committee or group for any reason, including, for example, if the Adviser concludes that its obligations owed to the other parties as a committee or group member conflict with its duties owed to the Fund. In such case, the Fund may not realize the benefits, if any, of participation on the committee or group. In addition, if the Fund is represented on a committee or group, it may be restricted or prohibited under applicable law from disposing of or increasing its investments in such company while it continues to be represented on such committee or group.
The Fund may purchase creditor claims subsequent to the commencement of a bankruptcy case. Under judicial decisions, it is possible that such purchase may be disallowed by the bankruptcy court if the court determines that the purchaser has taken unfair advantage of an unsophisticated seller, which may result in the rescission of the transaction (presumably at the original purchase price) or forfeiture by the purchaser. Additionally, the claim may be disallowed or subordinated if the bankruptcy court determines that the seller engaged in inequitable conduct that harmed other creditors.
Reorganizations can be contentious and adversarial, and it is by no means unusual for participants to use the threat of litigation and to engage in litigation as a negotiating technique. The expense of defending against claims by third parties and paying any amounts pursuant to settlements or judgments would generally be borne by the Fund.
Trade and Other General Unsecured Claims Risk. The Fund may acquire interests in claims of trade creditors and other general unsecured claim holders of a debtor (“Trade Claims”). Trade Claims generally include, but are not limited to, claims of suppliers for goods delivered and for which payment has not been made, claims for unpaid services rendered, claims for contract rejection and claims related to litigation. Trade Claims are typically unsecured and may, in unusual circumstances, be subordinated to other unsecured obligations of the debtor. The repayment of Trade Claims is subject to significant uncertainties, including potential set off by the debtor as well as the other uncertainties described herein with respect to other distressed debt obligations.
Distressed and Defaulted Obligations Risk. The Fund may invest in “below investment grade” securities (commonly referred to as “high yield” securities or “junk bonds”) and obligations of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems (including companies involved in bankruptcy or other reorganization and liquidation proceedings). Below investment grade securities in which the Fund may invest also include defaulted and partially defaulted loans. Such investments are likely to be particularly risky although they also may offer the potential for correspondingly high returns. Any one or all of the issuers of the securities in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time. Among the risks inherent in investments in troubled entities is the risk that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments may also be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court’s power to disallow, reduce, subordinate, recharacterize debt as equity or disenfranchise particular claims. Such companies’ obligations may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s investments. Obligations in which the Fund invests may be less than investment grade. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that value of the assets collateralizing the Fund’s investments will be sufficient or that prospects for a successful reorganization or similar action will become available. Unless such loans are most senior, in any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than its original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from the Fund’s investments may not compensate investors adequately for the risks assumed. In addition, under certain circumstances, payments and distributions may be disgorged if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new investment the value of which will be less than the purchase price to the Fund of the investment in respect to which such distribution was made.
Litigation, Bankruptcy and Other Proceedings Risk. In addition to the risks described above, investments in distressed securities involve a material risk of involving the Fund in a related litigation. Such litigation can be time consuming and expensive, and can frequently lead to unpredicted delays or losses. Litigation expenses, including payments pursuant to settlements or judgments, generally will be borne by the Fund. There are a number of significant risks when investing in companies involved in bankruptcy or other reorganization proceedings, and many events in a bankruptcy are the product of contested matters and adversary proceedings which are beyond the control of the creditors. A bankruptcy filing may have adverse and permanent effects on a company. Further, if the proceeding is converted to a liquidation, the liquidation value of the company may not equal the liquidation value that was believed to exist at the time of the investment. In addition, the duration of a bankruptcy or other reorganization proceeding is difficult to predict. A creditor’s return on investment can be impacted adversely by delays while a plan of reorganization is being negotiated, approved by the creditors and, if applicable, confirmed by the bankruptcy court, and until it ultimately becomes effective. In bankruptcy, certain claims, such as claims for taxes, wages and certain trade claims, may have priority by law over the claims of certain creditors and administrative costs in connection with a bankruptcy proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to creditors.
Certain fixed-income securities invested in by the Fund could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If a court were to find that the issuance of the securities was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, further subordinate the securities to other existing and future indebtedness of the issuer or require the Fund to repay any amounts received by it with respect to the securities. In the event of a finding that a fraudulent transfer or conveyance occurred, the Fund may not receive any payment on the securities. If the Fund or the Adviser is found to have interfered with the affairs of a company in which the Fund holds a debt investment, to the detriment of other creditors or common shareholders of such company, the Fund may be held liable for damages to injured parties or a bankruptcy court. While the Fund will attempt to avoid taking the types of action that would lead to such liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them. Moreover, such debt may be disallowed or subordinated to the claims of other creditors or treated as equity.
Insofar as the Fund’s portfolio includes obligations of non-U.S. obligors, the laws of certain foreign jurisdictions may provide for avoidance remedies under factual circumstances similar to those described above or under different circumstances, with consequences that may or may not be analogous to those described above under U.S. federal or state laws. Changes in bankruptcy laws (including U.S. federal and state laws and applicable non-U.S. laws) may adversely impact the Fund’s securities.
Risks of Debt Securities Generally. Debt securities of all types of issuers may have speculative characteristics, regardless of whether they are rated. The issuers of such instruments (including sovereign issuers) may face significant ongoing uncertainties and exposure to adverse conditions that may undermine the issuer’s ability to make timely payment of interest and principal in accordance with the terms of the obligations.
Interest Rate Risk. Changes in interest rates can affect the value of the Fund’s investments in fixed-income instruments. The Fund may experience increased interest rate risk to the extent it invests, if at all, in debt instruments with longer maturities, debt instruments paying no interest (such as zero-coupon debt instruments) or debt instruments paying non-cash interest in the form of other debt instruments.

Prepayment Risk. The frequency at which prepayments (including voluntary prepayments by the obligors and accelerations due to defaults) occur on debt instruments will be affected by a variety of factors including the prevailing level of interest rates and spreads as well as economic, demographic, tax, social, legal and other factors. Generally, obligors tend to prepay their fixed rate obligations when prevailing interest rates fall below the coupon rates on their obligations. Similarly, floating rate issuers and borrowers tend to prepay their obligations when spreads narrow.
In general, “premium” securities (securities whose market values exceed their principal or par amounts) are adversely affected by faster than anticipated prepayments, and “discount” securities (securities whose principal or par amounts exceed their market values) are adversely affected by slower than anticipated prepayments. Since many fixed rate obligations will be discount instruments when interest rates and/or spreads are high, and will be premium instruments when interest rates and/or spreads are low, such debt instruments may be adversely affected by changes in prepayments in any interest rate environment.
However, increased prepayment levels may negatively impact the total cash realized over the life of the assets and may consequently affect the rate of return on such investments. Specifically, adverse effects of prepayments may impact the Fund’s portfolio in two ways. First, particular investments may experience outright losses, as in the case of an interest-only instrument in an environment of faster actual or anticipated prepayments. Second, particular investments may underperform relative to hedges that the Adviser may have constructed for these investments, resulting in a loss to the Fund’s overall portfolio. In particular, prepayments (at par) may limit the potential upside of many instruments to their principal or par amounts, whereas their corresponding hedges often have the potential for unlimited loss. The Adviser accounts for anticipated prepayment levels in investing in loan assets.
High-Yield Securities Risk. A portion of the Fund’s investments may consist of investments characterized as “high-yield securities”. Such securities are expected to be rated below investment-grade by one or more nationally recognized statistical rating organizations or will be unrated but of comparable credit quality to obligations rated below investment-grade, and have greater credit risk and liquidity risk than more highly rated obligations. Bonds or other fixed-income securities that are “higher yielding” (including non-investment grade) debt securities are generally not exchange traded and, as a result, these securities trade in the over-the-counter marketplace, which is less transparent and has wider bid/ask spreads than the exchange-traded marketplace. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions which could lead to the issuer’s inability to meet timely interest and principal payments. High-yield securities are generally more volatile and are generally unsecured and may be subordinate to other obligations of the obligor, which may be secured by substantially all of the issuer’s assets. High-yield securities may also not be protected by financial covenants or limitations on additional indebtedness. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Companies that issue such securities may be highly leveraged and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flows to service their obligations. Overall declines in the below investment grade bond and other markets or an economic downturn in the financial markets generally may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity. In addition, the Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments.
The Fund is authorized to invest in obligations of issuers that are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations. Such investments may include debt obligations that have a heightened probability of being in covenant or payment default in the future or that are currently in default and are generally considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically, such workout or bankruptcy proceedings result only in partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Corporate Debt Risk. Bonds, notes and debentures issued by corporations may pay fixed, variable or floating rates of interest, and may include zero-coupon obligations. Corporate debt instruments may be subject to credit ratings downgrades. Other instruments may have the lowest quality ratings or may be unrated. In addition, the Fund may be paid interest in kind in connection with its investments in corporate debt and related investments (e.g., the principal owed to the Fund in connection with a debt investment may be increased by the amount of interest due on such debt investment). Such investments may experience greater market value volatility than debt obligations that provide for regular payments of interest in cash and, in the event of a default, the Fund may experience substantial losses.
Mezzanine Debt Risk. Mezzanine debt is typically junior to the obligations of a company to senior creditors, trade creditors and employees. The ability of the Fund to influence a company’s affairs, especially during periods of financial distress or following an insolvency, may be less than that of senior creditors. Mezzanine debt instruments are often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. Default rates for mezzanine debt instruments have historically been higher, and recovery rates lower, than for investment-grade instruments and other debt instruments. In the event of the insolvency of a portfolio company of the Fund or similar event, the Fund’s debt investment therein will be subject to fraudulent conveyance, subordination and preference laws.
Stressed Debt Risk. Stressed issuers are issuers that are not yet deemed distressed or bankrupt and whose debt securities are trading at a discount to par, but not yet at distressed levels. An example would be an issuer that is in technical default of its credit agreement, or undergoing strategic or operational changes, which results in market pricing uncertainty. The market prices of stressed and distressed instruments are highly volatile, and the spread between the bid and the ask prices of such instruments is often unusually wide.
Non-Performing Nature of Debt Risk. Certain debt instruments may be non- performing or in default. Furthermore, the obligor or relevant guarantor may also be in bankruptcy or liquidation. There can be no assurance as to the amount and timing of payments, if any, with respect to such debt instruments.
Troubled Origination Risk. When financial institutions or other entities that are insolvent or in serious financial difficulty originate debt, the standards by which such instruments were originated, the recourse to the selling institution, or the standards by which such instruments are being serviced or operated may be adversely affected.
Equitable Subordination Risk. Under common law principles that in some cases form the basis for lender liability claims, if a lender (i) intentionally takes an action that results in the undercapitalization of a borrower or issuer to the detriment of other creditors of such borrower or issuer, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a borrower or issuer to the detriment of other creditors of such borrower or issuer, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors (a remedy called “equitable subordination”). If the Fund engages in such conduct, the Fund may be subject to claims from creditors of an obligor that debt held by the Fund should be equitably subordinated. The Fund does not intend to engage in conduct that would form the basis for a successful cause of action based upon the lender liability or equitable subordination doctrines; however, because of the nature of the debt obligations, the Fund or its subsidiaries may be subject to claims from creditors of an obligor that debt obligations of such obligor which are held by the issuer should be equitably subordinated.
Derivative Instruments Risk. The Fund may enter into options, futures, forwards, swaps and other derivative instruments, such as credit derivatives. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. In addition, the Fund may, in the future, take advantage of opportunities with respect to certain other derivative instruments that are not presently contemplated for use or that are currently not available. Special risks may apply in the future that cannot be determined at this time. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations, liquidity risk, risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions.

The Adviser with respect to the Fund anticipates filing a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the CFTC and the National Futures Association (the “NFA”), which regulate trading in the futures markets. Pursuant to CFTC Regulation 4.5, the Adviser and the Fund are not subject to regulation as a commodity pool or commodity pool operator under the Commodity Exchange Act, as amended (the “CEA”). If the Adviser or the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses. The regulatory and tax environment for derivative instruments in which the Fund may participate is evolving, and changes in the regulation or taxation of such financial instruments may have a material adverse effect on the Fund.
The prices of derivative instruments can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, capital costs, the liquidity of the market for the referenced assets and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies and interest rate related futures and options. This type of intervention often is intended to directly influence prices and may, together with other factors, cause all of these markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Fund is also subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.
Derivatives contracts are subject to extensive regulation and these regulations may impose costs and operational constraints on the Fund to the extent that is trades derivatives.
Subject to certain exceptions, Rule 18f-4 under the 1940 Act requires a fund to trade derivatives and other transactions that create future payment or delivery obligations subject to certain requirements, including the adoption and implementation of policies and procedures designed to manage the Fund’s derivatives risks, recordkeeping and reporting requirements, compliance with a limit on the amount of leverage-related risk that the Fund may obtain based on value-at-risk and maintaining a derivatives risk management program and designating a derivatives risk manager.
Call Options Risk. The Fund may engage in call option transactions. There are risks associated with the sale and purchase of call options. The seller (writer) of a call option that is covered (e.g., the writer holds the underlying security) bears the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option bears the risk of an unlimited increase in the market price of the underlying security above the exercise price of the option. The buyer of a call option bears the risk of losing its entire investment in the call option.
Put Options Risk. The Fund may engage in put option transactions. There are risks associated with the sale and purchase of put options. The seller (writer) of a put option that is covered (e.g., the writer has a short position in the underlying security) bears the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option bears the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option bears the risk of losing its entire investment in the put option.
Swaps Generally Risk. The Fund may invest in swaps. Investments in swaps involve the exchange by a fund with another party of their respective commitments. In the case of interest rate swaps, a fund may exchange with another party their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The use of swaps subjects a fund to the risk of default by the counterparty. If there is a default by the counterparty to a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction. The Fund may also enter into currency swaps or other swaps that are similar to interest rate swaps but may be surrogates for other investments such as currency forwards or options.
Credit Default Swaps (“CDS”) Risk. The Fund may invest in CDS. A CDS can be used to implement the Adviser’s view that a particular credit, or group of credits, will experience credit improvement or credit deterioration. In the case of expected credit improvement, the Fund may sell credit default protection in which it receives a premium to take on the risk. In such an instance, the obligation of the Fund to make payment upon the occurrence of a credit event creates leveraged exposure to the credit risk of the reference entity. In the case of expected credit deterioration, the Fund may buy credit default protection; in such instance, the Fund will pay a premium.

Total Rate of Return (“TRR”) Swaps Risk. The Fund may engage in TRR swaps. TRR swaps are another form of derivative that the Fund may utilize in seeking to achieve its investment objectives. A TRR swap allows the total return receiver to receive all income and other distributions with respect to a specified notional amount of an asset as well as the change in market value of the asset (whether a security, index, interest rate, form of debt, currency or other asset) from the total return payer in return for paying a floating or fixed interest rate on the specified notional amount. The total return payer is synthetically short and the total return receiver is synthetically long in the asset. This may create a highly leveraged exposure to the underlying asset.
Interest Rate Swaps Risk. The Fund may enter into interest rate swaps. An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying “notional” amount, in exchange for receiving a variable income stream, usually based on a reference rate such as LIBOR or the Secured Overnight Financing Rate (“SOFR”), and denoted as a percentage of the underlying notional amount. In the event that a fund enters into an interest rate swap and is paying a fixed amount, the fund will be exposed to the risks of a decrease in the variable interest rate and of consequently paying more than it is receiving. Alternatively, in the event that a fund is paying a fixed amount, the fund will be exposed to the risks of a decrease in the variable interest rate and of consequently paying more than it is receiving. Alternatively, in the event that a fund is paying a floating amount, the fund will be exposed to the risks of an increase in the variable interest rate and of consequently paying more than it is receiving.
Forward Contracts Risk. The Fund may enter into forward contracts that are not traded on exchanges and are generally not regulated. There are no limitations on daily price moves of forward contracts. Banks and other dealers with whom the Fund may maintain accounts may require the Fund to deposit margin with respect to such trading, although margin requirements are often minimal. The Fund’s counterparties are not required to continue to make markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than that which the Fund’s Adviser would otherwise recommend, to the possible detriment of the Fund.
LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that have relied or continue to rely on the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. In connection with supervisory guidance from U.S. regulators, certain U.S. regulated entities have generally ceased to enter into certain new LIBOR contracts after January 1, 2022. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on the Secured Overnight Financing Rate (“SOFR”) (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of the Fund’s investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund.

The elimination of LIBOR, changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. Any such effects of the transition process, including unforeseen effects, could result in losses to the Fund.
Loan Portfolios and Debt Obligations Risk. Debt portfolios of the kind the Fund will acquire typically comprise large numbers of heterogeneous, bilaterally negotiated loans which may be performing, sub- or non-performing and possibly in default. Furthermore, the obligor or relevant guarantor may also be in bankruptcy or liquidation. In addition to credit risk and interest rate risk, these portfolios may carry a number of idiosyncratic risks, including: limited representations and warranties from the selling institution; risk that liens over collateral are improperly recorded; incomplete or inconsistent documentation; incomplete payment history; impairment or illiquidity of collateral; inability to secure title to collateral; and the effectiveness of the loan servicer. There can be no assurance as to the amount and timing of payments, if any, with respect to the loans.
A number of judicial decisions in the U.S. have upheld the rights of debtors to sue lending institutions on the basis of evolving lender liability legal theories. Generally, lender liability is founded upon the premise that an institutional investor has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the debtor or its other creditors. Lenders who are determined to have exercised inappropriate control over the management of a debtor may find their claims subordinated or be exposed to counterclaims for damages. Such liability could exceed the value of the Fund’s investment.
Loan Investments Risk. The Fund’s success in the area of loan investing will depend, in part, on its ability to obtain loans on advantageous terms. In purchasing loans, the Fund will compete with a broad spectrum of investors and institutions. Increased competition for, or a diminution in the available supply of, qualifying loans could result in lower yields on such loans, which could reduce returns to investors.
Bank Loans Risk. A portion of the Fund’s investments may consist of loans and participations therein originated by banks and other financial institutions. Such loans are typically private corporate loans that are negotiated by one or more commercial banks or financial institutions and syndicated among a group of commercial banks or financial institutions. The bank loans to be acquired by the Fund may be below investment grade and may not be rated. Such loans may include defaulted or partially defaulted loans. For a discussion of the risks associated with below investment grade investments, see “High-Yield Securities” above.
The Fund may invest directly or through participations in loans with revolving credit features or other commitments or guarantees to lend funds in the future. A failure by the Fund to advance requested funds to a borrower could result in claims against the Fund and in possible assertions of offsets against amounts previously lent. The Fund may acquire interests in bank loans and other debt obligations either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. A participation interest in a portion of a debt obligation typically results in a contractual relationship with only the institution acting as lender under the credit agreement, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

Bank loans are subject to unique risks, including: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) so-called lender-liability claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; and (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations. Successful claims by third parties arising from these and other risks will be borne by the Fund.
As secondary market trading volumes increase, new loans are frequently adopting standardized documentation to facilitate loan trading which may improve market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, loans are not as easily purchased or sold as a publicly traded security, and historically the trading volume in the loan market has been small relative to the high-yield debt market.
Second Lien Loans Risk. The Fund may invest in loans that are secured by a second lien on assets. Second lien loan products are subject to intercreditor arrangements with the holders of first lien indebtedness, pursuant to which the second lien holders have waived many of the rights of a secured creditor, and some rights of unsecured creditors, including rights in bankruptcy that can materially affect recoveries. While there is broad market acceptance of some second lien intercreditor terms, no clear market standard has developed for certain other material intercreditor terms for second lien loan products. This variation in key intercreditor terms may result in dissimilar recoveries across otherwise similarly situated second lien loans in insolvency or distressed situations. While uncertainty of recovery in an insolvency or distressed situation is inherent in all debt instruments, second lien loan products carry more risks than certain other debt products.
Debtor-in-Possession (“DIP”) Loans Risk. Loans to companies that have filed for protection under Chapter 11 of the U.S. Bankruptcy Code, as amended, are most often asset-based, revolving working-capital facilities put into place at the outset of a Chapter 11 case to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process. While such loans are generally less risky than many other types of loans as a result of their seniority in the debtor’s capital structure and because their terms have been approved by a federal bankruptcy court order, it is possible that the debtor’s reorganization efforts may fail and the proceeds of the ensuing liquidation of the DIP lender’s collateral might be insufficient to repay in full the DIP loan.
Fraud Risk. Of paramount concern in loan investments is the possibility of material misrepresentation or omission on the part of the borrower or loan seller. Such inaccuracy or incompleteness may adversely affect the valuation of the collateral underlying the loans or may adversely affect the ability of the Fund to perfect or effectuate a lien on the collateral securing the loan. The Fund will rely upon the accuracy and completeness of representations made by borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness. Under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.
Collateral Risk. Certain loans held by the Fund will be secured. While secured loans acquired by the Fund will generally be structured to be over- collateralized, the Fund may be exposed to losses resulting from default and foreclosure. Therefore, the value of the underlying collateral, the creditworthiness of the borrower and the priority of the lien are each of great importance. The Fund cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Fund cannot assure that claims may not be asserted that might interfere with enforcement of the Fund’s rights. In the event of a foreclosure, the Fund may assume direct ownership of the underlying asset. The liquidation proceeds upon sale of such asset may not satisfy the entire outstanding balance of principal and interest on the loan, resulting in a loss to the Fund. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss.
Risks of Loan Markets in General. The Fund may invest in loans and may take a larger position in a particular loan investment opportunity if the Adviser perceives a possibility of selling or otherwise transferring, in the future, positions in such loans to other persons. If the Fund is unable to sell or otherwise transfer any such excess interest in a loan that it acquires, the Fund would be forced to hold such excess interest for an indeterminate period of time.

This could result in the Fund’s investments being over-concentrated in certain borrowers. The Fund’s success will depend, in part, on the ability of the Fund or its affiliates to obtain loans on advantageous terms. In purchasing loans, the Fund or their affiliates compete with a broad spectrum of entities, many of which have substantially greater financial resources and are better known than the Fund or their subsidiaries. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on such loans, which could reduce returns to investors.
Investing in Loans Made to Companies in Distressed Situations Risk. As part of its investing activities, the Fund may invest in loans made to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company, the Fund may lose all or part of the amounts invested in the loan made to the borrower or may be required to accept collateral with a value less than the amount of the loan held by the Fund or its affiliates.
Loan Participations Risk. A participation interest in a portion of a debt obligation typically results in a contractual relationship with only the institution acting as lender under the credit agreement, not with the borrower. The Fund may invest indirectly through participations. As a result of the structure of a loan participation transaction, the Fund may not have any direct claim against the underlying borrower in such a transaction, and may be subject to potential default risks by both the party from which the Fund acquires its participation right and the underlying borrower. In addition, for a variety of reasons, the Fund may invest in loans, and then participate out a portion of the economics in such loans to the Other Accounts, or an Other Account may invest in loans, and then participate out a portion of the economics in such loans to the Fund. To the extent that the Fund sells participation interests to one or more Other Accounts, or to the extent that an Other Account sells participation interests to the Fund and one or more other funds, the Adviser will generally seek to ensure that the costs and benefits of such transactions are equitably and proportionately borne by all such funds. However, there can be no assurance that the Adviser will be successful in precisely balancing the appropriate costs and benefits derived from such transactions.
Mortgage REITs Risk. The Fund may directly or indirectly invest in mortgage REITs. A mortgage REIT is a real estate investment trust that invests primarily in loans that are secured by real estate collateral and other fixed income instruments. Mortgage REITs are subject to certain specific risks:
Real Estate Market Risk. Adverse economic, business or political developments affecting real estate could have a material adverse effect on the value of investments in mortgage REITs.
Interest Rate Risk. Mortgage REITs are subject to significant interest rate risk. When the general level of interest rates goes up, the value of a mortgage REIT’s investment in fixed rate obligations goes down. When the general level of interest rates goes down, the value of a mortgage REIT’s investment in fixed rate obligations goes up.
Leverage Risk. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to leverage risk.
Credit Risk. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit.
Prepayment Risk. Mortgage REITs are subject to prepayment risk, which is the risk that borrowers may prepay their mortgage loans at faster than expected rates. Prepayment rates generally increase when interest rates fall and decrease when interest rates rise. These faster than expected payments may adversely affect a mortgage REIT’s profitability because the mortgage REIT may be forced to replace investments that have been redeemed or repaid early with other investments having a lower yield.

Securitization Risk. The Adviser intends to lever the Fund’s assets through the use of securitization vehicles. Since the Fund’s ability to issue asset-backed debt securities may be limited because of market conditions or regulations, the Fund intends to acquire mortgage loan assets at acceptable, unlevered yields, with the prospect of enhancing returns through financing or sales of such asset-backed securities. Leverage of certain assets may be accomplished through securitization vehicles that are either Delaware statutory trusts or non-U.S. entities depending on the nature of the financing required.
Credit Risk. While loans and most other assets invested in by the Fund may be collateralized, the Fund may be exposed to losses resulting from default. Therefore, the value of the underlying collateral, the creditworthiness of the borrower or other counterparty and the priority of the lien are each of great importance. The Fund cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the applicable investment contract and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Fund cannot assure that claims may not be asserted that might interfere with enforcement of the Fund’s rights. In the event of a foreclosure, the Fund or affiliate of the Fund may assume direct ownership of the underlying asset. The liquidation proceeds upon sale of such asset may not satisfy the entire outstanding balance of principal and interest payable, resulting in a loss to the Fund. Any costs or delays involved in the effectuation of a foreclosure of the asset or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss.
Structured Finance Securities Risk. The Fund’s portfolios may include investments in structured finance securities. Structured finance securities are, generally, debt securities that entitle the holders thereof to receive payments of interest and principal that depend primarily on the cash flow from or sale proceeds of a specified pool of assets, either fixed or revolving, that by their terms convert into cash within a finite time period, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities. If a particular asset or pool of assets held by the Fund becomes securitized with other assets, the value of such asset or pool of assets may be negatively impacted by the value of such other assets in such securitization transaction and may decrease as a result of the securitization.
Investing in structured finance securities entails various risks: credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks, geographical concentration risks, basis risks and legal risks. Structured finance securities are subject to the significant credit risks inherent in the underlying collateral and to the risk that the servicer fails to perform. Accordingly, such securities generally include one or more credit enhancements, which are designed to raise the overall credit quality of the security above that of the underlying collateral. However, insurance providers and other sources of credit enhancement may fail to perform their obligations. Structured finance securities are subject to risks associated with their structure and execution, including the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such structured finance securities, whether the collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including maturity of the structured finance instrument) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such structured finance securities. In addition, concentrations of structured finance securities of a particular type, as well as concentrations of structured finance securities issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the structured finance securities to additional risk.
In both the U.S. and the EU, certain risk retention requirements may apply to investments in which the Fund may be seen to act as originator of assets or sponsor of a securitization transaction. The Fund will need to retain enough equity of each such securitization transaction in order to comply with such risk retention requirements. The Fund’s compliance with such risk retention requirements and the possible illiquidity of such securitization transactions could impair the Fund’s profitability or result in losses.
Certain structured finance securities that may be held by the Fund may be subordinate in right of payment and rank junior to other securities that are secured by or represent an ownership interest in the same pool of assets. In addition, many of the related transactions have structural features that divert payments of interest and/or principal to more senior classes when the delinquency or loss experience of the pool exceeds certain levels. As a result, such securities have a higher risk of loss due to delinquencies or losses on the underlying assets. In certain circumstances, payments of interest may be reduced or eliminated for one or more payment dates. Additionally, as a result of cash flow being diverted to payments of principal of more senior classes, the average life of such securities may lengthen. Subordinate structured finance securities generally do not have the right to call a default or vote on remedies following a default unless more senior securities have been paid in full. As a result, a shortfall in payments to subordinate investors in structured finance securities will generally result neither in a default being declared on the transaction nor in an acceleration or restructuring of the obligations thereunder. Furthermore, because subordinate structured finance securities may represent a relatively small percentage of the size of an asset pool being securitized, the impact of a relatively small loss on the overall asset pool may be substantial on the holders of such subordinate security.
Structured finance securities are also subject to the risks of the securitized assets. In particular, structured finance securities are subject to risks related to the quality of the control systems and procedures used by the parties originating and servicing the securitized assets. Deficiencies in these systems may result in higher-than-expected borrower delinquencies or other factors affecting the value of the underlying assets, such as the inability to effectively pursue remedies against borrowers due to defective documentation. The Fund may rely upon representations of the securitization vehicles in respect of control systems and the securitized assets and conduct little or no diligence in respect of them. Accordingly, there can be no assurance that the control systems and the securitized assets will not be defective in a manner that could adversely affect the Fund.
Risks ABS and MBS Generally. The investment characteristics ABS and MBS differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that the principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time.
ABS and MBS Subordinated Securities Risk. Investments in subordinated MBS and ABS involve greater credit risk of default than the senior classes of the issue or series. Default risks may be further pronounced in the case of MBS and ABS secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying loans. Certain subordinated securities absorb all losses from default before any other class of securities is at risk, particularly if such securities have been issued with little or no credit enhancement or equity. Such securities, therefore, possess some of the attributes typically associated with equity investments.
Commercial MBS Risk. The Fund’s portfolio may include exposure to commercial MBS, which are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. Commercial MBS are subject to particular risks, including lack of standardized terms, shorter maturities than RMBS, and the structuring such that a substantial portion of the loan principal is not amortized over the loan term but is payable at maturity. Repayment of the loan principal thus often depends upon the future availability of real estate financing from the existing or an alternative lender and/or upon the current value and salability of the real estate. Therefore, the unavailability of real estate financing may lead to default.
Most commercial mortgage loans underlying MBS are effectively nonrecourse obligations of the borrower, meaning that there is no recourse against the borrower’s assets other than the collateral. If borrowers are not able or willing to refinance or dispose of encumbered property to pay the principal and interest owed on such mortgage loans, payments on the subordinated classes of the related MBS are likely to be adversely affected. The ultimate extent of the loss, if any, to the subordinated classes of MBS may only be determined after a negotiated discounted settlement, restructuring or sale of the mortgage note, or the foreclosure (or deed in lieu of foreclosure) of the mortgage encumbering the property and subsequent liquidation of the property. Foreclosure can be costly and delayed by litigation and/or bankruptcy. Factors such as the property’s location, the legal status of title to the property, its physical condition and financial performance, environmental risks, and governmental disclosure requirements with respect to the condition of the property may make a third party unwilling to purchase the property at a foreclosure sale or to pay a price sufficient to satisfy the obligations with respect to the related MBS. Revenues from the assets underlying such MBS may be retained by the borrower and the return on investment may be used to make payments to others, maintain insurance coverage, pay taxes or pay maintenance costs. Such diverted revenue is generally not recoverable without a court appointed receiver to control collateral cash flow.

Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The repayment of loans secured by income-producing properties is typically dependent upon the successful operation of the related real estate project rather than upon the liquidation value of the underlying real estate. Furthermore, the net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; the solvency of the related tenants; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks and social unrest and civil disturbances. The exercise of remedies and successful realization of liquidation proceeds relating to commercial mortgage-backed securities may be highly dependent on the performance of the servicer or special servicer. There may be a limited number of special services available, particularly those that do not have conflicts of interest.
ABS Risk. ABS are not secured by an interest in the related collateral. Credit card receivables, for example, are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer loan laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of ABS backed by automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related ABS. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the ABS may not have a proper security interest in all of the obligations backing such ABS. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The risk of investing in ABS is ultimately dependent upon payment of consumer loans by the debtor.
The collateral supporting ABS is of shorter maturity than certain other types of loans and is less likely to experience substantial prepayments. ABS are often backed by pools of any variety of assets, including, for example, leases, mobile home loans and aircraft leases, which represent the obligations of a number of different parties and use credit enhancement techniques such as letters of credit, guarantees or preference rights. The value of an ABS is affected by changes in the market’s perception of the asset backing the security and the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing any credit enhancement, as well as by the expiration or removal of any credit enhancement.
RMBS Risk. Holders of residential mortgage-backed securities (“RMBS”) bear various risks, including credit, market, interest rate, structural and legal risks. RMBS represent interests in pools of residential mortgage loans secured by one to four family residential mortgage loans. Such loans may be prepaid at any time. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity, although such loans may be securitized by government agencies and the securities issued are guaranteed. The ability of a borrower to repay a mortgage loan secured by residential property typically is dependent primarily upon the income or assets of the borrower and may also be effected by, among other things: (i) the terms of the mortgage loan, (ii) the borrower’s “equity” in the mortgaged property and (iii) general economic conditions, such as property location and condition, competition and demand for comparable properties, changes in zoning laws for the property or its surrounding area, environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions, declines in regional or local real estate values, increases in interest rates or real estate taxes, availability and costs of municipal services, changes in governmental rules, regulations and fiscal policies, including environmental legislation and changes in tax laws, acts of God, war or other conflict, terrorism, social unrest and civil disturbances and natural disasters, such as hurricanes. If a residential mortgage loan is in default, foreclosure of such residential mortgage loan may be a lengthy and difficult process, and may involve significant expenses. Furthermore, the market for defaulted residential mortgage loans or foreclosed properties may be very limited.
Foreclosure of a mortgage loan can be an expensive and lengthy process that can have a substantial negative effect on the Fund’s originally anticipated return on the foreclosed mortgage loan. In addition, failure of residential mortgage loan originators or servicers to comply with governing laws, to the extent any of their residential mortgage loans become part of the Fund’s mortgage-related assets, could subject the Fund, as assignee or purchaser of the related residential mortgage loans, to monetary penalties and could result in the borrowers rescinding the affected residential mortgage loans.

Investments in RMBS may experience losses or reduced yield if, for example, (i) the borrower of an underlying residential mortgage loan defaults or is unable to make payments, (ii) the underlying residential mortgage loans are prepaid, (iii) there is a general decline in the housing market, or (iv) violations of particular provisions of certain federal laws by an issuer of RMBS limit the ability of the issuer to collect all or part of the principal of or interest on the related underlying loans.
Non-Prime or Sub-Prime Residential Mortgage Loans Risk. The Fund may invest in non-prime or sub-prime residential mortgage loans secured by residential properties located outside of the U.S. Non-prime and sub-prime residential mortgage loans are made to borrowers who have poor or limited credit histories and, as a result, do not qualify for traditional mortgage products. Non-prime and sub-prime borrowers have materially higher rates of delinquencies, foreclosure and loss compared to prime credit quality borrowers. Accordingly, the mortgage loans the Fund holds may experience relatively high rates of delinquency and/or foreclosure, and such high rates may have a substantial negative impact on the Fund’s return on investments.
Structured Notes Risk. Structured notes, variable rate mortgage-backed and asset-backed securities each have rates of interest that vary based on a designated floating rate formula or index. The value of these investments is closely tied to the absolute levels of such rates or indices, or the market’s perception of anticipated changes in those rates or indices. The movements in specific indices or interest rates may be difficult or impossible to hedge.
Collateralized Loan Obligations Risk. In the case of most CLOs, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches.
In light of the above, CLOs may therefore present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund’s principal investment. Investments in structured vehicles, including equity and junior debt securities issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations.
In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments held by the Fund to be reduced, either temporarily or permanently. CLOs also may be subject to prepayment risk. Further, the performance of a CLO may be adversely affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility.
Investing in securities of CLOs involves the possibility of investments being subject to potential losses arising from material misrepresentation or omission on the part of borrowers whose loans make up the assets of such entities. Such inaccuracy or incompleteness may adversely affect the valuation of the receivables or may adversely affect the ability of the relevant entity to perfect or effectuate a lien on the collateral securing its assets. The CLOs in which the Fund invests will rely upon the accuracy and completeness of representations made by the underlying borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness. The quality of the Fund’s investments in CLOs is subject to the accuracy of representations made by the underlying borrowers. In addition, the Fund is subject to the risk that the systems used by the originators of CLOs to control for accuracy are defective. Under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

To the extent underlying default rates with respect to the securities in which the Fund invests occur or otherwise increase, the performance of the Fund’s investments may be adversely affected. The rate of defaults and losses on debt instruments will be affected by a number of factors, including global, regional and local economic conditions in the area where the borrower operates, the financial circumstances of the borrower as well as the general market conditions. A decline in global markets (or any particular sub-market thereof) may result in higher delinquencies and/or defaults as borrowers may not be able to repay or refinance their outstanding debt obligations when due for a variety of reasons, which may adversely affect the performance of the Fund’s investments.
CLOs typically will have no significant assets other than the assets underlying such CLOs, including, but not limited to, secured loans, leveraged loans, project finance loans, unsecured loans, cash collateralized letters of credit and other asset-backed obligations, and/or instruments (each of which may be listed or unlisted and in bearer or registered form) that serve as collateral. Payments on the CLO securities are and will be payable solely from the cash flows from the collateral, net of all management fees and other expenses.
The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could materially and adversely affect the Fund’s returns.
Issuers may be subject to management and administration. Payment of such additional fees will adversely impact on the returns achieved by the Fund.
The Fund may hold securities that are in a first loss or subordinated position with respect to realized losses on the collateral of its issuers. The leveraged nature of CLOs, in particular, magnifies the adverse impact of loan defaults. CLO investments represent a leveraged investment with respect to the underlying loans. Therefore, changes in the market value of the CLO investments could be greater than the change in the market value of the underlying loans, which are subject to credit, liquidity and interest rate risk.
The Fund’s investments and the assets that collateralize them may prepay more quickly than expected and have an impact on the value of the Fund. Prepayment rates are influenced by changes in interest rates and a variety of factors beyond the Fund’s control and consequently cannot be accurately predicted. Early prepayments give rise to increased re-investment risk, as the Fund or a CLO collateral manager might realize excess cash from prepayments earlier than expected. If the Fund or a CLO collateral manager is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce net income and the fair value of that asset.
The Fund is expected to rely on CLO collateral managers to administer and review the portfolios of collateral they manage. The actions of the CLO collateral managers may significantly affect the return on investments. The ability of each CLO collateral manager to identify and report on issues affecting its securitization portfolio on a timely basis could also affect the return on investments, as the Fund may not be provided with information on a timely basis in order to take appropriate measures to manage its risks. The Fund is also expected to rely on CLO collateral managers to act in the best interests of a CLO it manages. If any CLO collateral manager were to act in a manner that was not in the best interest of the CLOs (e.g., gross negligence, with reckless disregard or in bad faith), this could adversely impact the overall performance of investments.
There could in the future be circumstances when uncertainty exists with respect to the roles of certain parties relating to CLO issuers. Various issues may arise for which there may not be a clear answer in the transaction documents of such issuers, such as, for example only, whether the trustee is obligated to actively search for breaches of representations and warranties, whether holders of the issuer should be allowed access to all deal documents and whether principal forgiveness should be treated as a realized loss. The manner in which these open issues are resolved, specifically those which impact the receipt and allocation of underlying cash flows and losses, could adversely impact the Fund’s current and future investments in issuers.

The failure of servicers to effectively service the loans underlying certain of the investments in the Fund would materially and adversely affect the Fund. Most securitizations of loans require a servicer to manage collections on each of the underlying loans. Both default frequency and default severity of loans may depend upon the quality of the servicer. If servicers are not vigilant in encouraging borrowers to make their monthly payments, the borrowers may be far less likely to make these payments, which could result in a higher frequency of default. If servicers take longer to liquidate non-performing assets, loss severities may tend to be higher than originally anticipated. The failure of servicers to effectively service the receivables underlying certain assets in the Fund’s investments could negatively impact the value of its investments and its performance. Servicer quality is of prime importance in the default performance of certain personal loans. Servicers may go out of business which would require a transfer of servicing to another servicer. Such transfers take time and loans may become delinquent because of confusion or lack of attention. Servicers may be required to advance interest on delinquent loans to the extent the servicer deems those advances recoverable. In the event the servicer does not advance, interest may be interrupted even on more senior securities. Servicers may also advance more than is in fact recoverable once a defaulted loan is disposed, and the loss to the trust may be greater than the outstanding principal balance of that loan (greater than 100% loss severity). For securitizations with corporate loans, the collateral manager’s role in reinvestment of principal amortization in performing credits and with respect to loans that default, as well as its ability to actively manage the portfolio through trading, will have a significant impact on the value of the underlying collateral and the performance of its securitization. If the collateral manager reinvests proceeds into loans which then default, does not sell loans before such loans default close to the original purchase price or does not effectively contribute to a restructuring process to maximize value of the loan the securitization owns, the collateral manager could materially and adversely impact the Fund’s investments.
The Fund’s investment strategy with respect to certain investments (or types of investments) may be based, in part, upon the premise that interests in issuers and/or an issuer’s underlying collateral that are otherwise performing may from time to time be available for participation by the Fund at “discounted” rates or at “undervalued” prices. Purchasing debt instruments and/or other interests at what may appear to be “undervalued” or “discounted” levels is no guarantee that these investments will generate attractive risk-adjusted returns to the Fund or will not be subject to further reductions in value. For reasons not necessarily attributable to any of the risks set forth herein (for example, supply/demand imbalances or other market forces), the prices of the debt instruments and other securities in which the Fund invests may decline substantially. In particular, purchasing debt instruments or other assets at what may appear to be “undervalued” or “discounted” levels is no guarantee that these assets will not be trading at even lower levels at a time of valuation or at the time of sale. It may not be possible to predict such “spread widening” risk. Additionally, the perceived discount in pricing from previous environments described herein may still not reflect the true value of the collateral assets underlying debt instruments in which the Fund invests.
The fair value of investments may be significantly affected by changes in interest rates. Investments in senior-secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Fund’s cash flow, fair value of its assets and operating results.
The senior-secured loans underlying CLOs typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs and the Fund. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have interest rate floors, there may not be corresponding increases in investment income constraining distributions to investors in these CLOs. CLOs typically obtain financing at a floating rate based on a reference rate such as LIBOR or SOFR.

CLOs are typically actively managed by an investment manager, and as a result the interests therein are traded, subject to credit rating agency and other constraints, by such investment manager. The aggregate return on the CLO equity securities will depend in part upon the ability of each investment manager to actively manage the issuer’s portfolio of assets. Additionally, CLOs may be negatively impacted by rating agency actions, and if the securities issued by, or the portfolio securities of, a CLO are downgraded, the Fund’s investment may decline in value. It is possible that an affiliate of the Fund may participate (in certain instances) in the review and approval of the initial collateral selection of certain CLOs as well as any collateral additions to the portfolio. In times of market stress, valuation of CLO securities may reflect wide bid-ask spreads from numerous valuation sources and be subject to good faith valuations. However, the exercise of control over an issuer could expose the assets of the Fund to claims by such issuer, its investors and its creditors. While the Adviser intends to manage the Fund in a manner that will minimize the exposure of these risks, the possibility of successful claims cannot be precluded.
Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.
SPACs Risk. The Fund may invest in stock, warrants, rights and other interests issued by SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. At a specified time following the SPAC’s IPO (generally 1-2 months), the rights and warrants may be separated from the common stock at the election of the holder, after which the common stock, rights and warrants become freely tradeable. After going public and until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in U.S. government securities, money market securities and cash. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless or may be repurchased or retired by the SPAC at an unfavorable price.
An investment in a SPAC is subject to a variety of risks in addition to those described above, including that: a significant portion of the funds raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; an investment in a SPAC may be diluted by subsequent public or private offerings of securities in the SPAC or by other investors exercising existing rights to purchase securities of the SPAC; SPAC sponsors generally purchase interests in the SPAC at more favorable terms than investors in the IPO or subsequent investors on the open market; no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC security’s value; and the values of investments in SPACs may be highly volatile and may depreciate significantly over time.
Shipping Industry Risk. The Fund may acquire assets in the shipping industry, which are subject to the following, non-exhaustive risks that could have a material adverse effect on the Fund: (i) extensive and changing safety, environmental protection and other international, national, state and local governmental laws, regulations, treaties and conventions in force in international waters, the jurisdictional waters of the countries in which the Fund’s vessels operate, as well as the countries of the Fund’s vessels’ registration, compliance with which may require ship modifications and changes in operating procedure; (ii) international sanctions, embargoes, import and export restrictions, nationalizations and wars or terrorist attacks; (iii) acts of piracy on ocean-going vessels; (iv) severe weather and natural disasters, including, but not limited to, oil spills and other environmental mishaps, fire, mechanical failure, collisions, human error, war, terrorism, piracy, political action, civil unrest and insurrection in various countries and other circumstances or events, which may cause serious damage to vessels, any cargo and other equipment, loss of life or physical injury or delays in the delivery of cargo, loss of revenue from termination of charter contracts or ship management agreements; (v) arrests of a vessel by maritime claimants in order to enforce liens against the vessel for unsatisfied debts, claims or damages that could cause delays or require the Fund or underlying portfolio company or subsidiary entity to pay large sums of money to have the arrest lifted which could have a negative impact on the Fund’s returns; (vi) labor interruptions or unrest among crews working on the vessels directly or indirectly owned by the Fund; (vii) delays in delivery of new-build vessels or delivery of new-build vessels with significant defects which could delay or lead to the termination of related charter agreements and also cause cost overruns or cancellation of the new-build contracts; (viii) increased operational and maintenance costs over the life of a shipping vessel; (ix) drydocking costs for periodic maintenance and repairs that are difficult to predict with certainty and can be substantial; (x) increased difficulty in securing reasonably affordable insurance; (xi) the unpredictable cost and supply of fuel, including the possible increased prices to repurchase fuel upon redelivery of a vessel after charter; (xii) unpredictable market conditions, including fluctuating supply and demand for vessels and/or products or materials transported by such vessels; (xiii) fluctuations in the market value of vessels; and (xiv) termination, breach or default of chartering agreements entered into by the Fund and third parties. Additionally, Section 27 of the Merchant Marine Act of 1920 (the “Jones Act”), requires that vessels transporting cargo between U.S. ports must, among other requirements, be owned and operated by U.S. organized companies that are controlled and 75% owned by U.S. citizens. Consequently, the Jones Act restrictions on non-U.S. ownership interests may substantially limit the potential purchasers of a shipping vessel, resulting in a sale that may not reflect the value that could be obtained in an unregulated market.
Aircraft and Aviation Industry Risk. The Fund may acquire assets related to the aviation industry. Investments in securitizations and other financial instruments backed by aircraft and aircraft equipment are subject to a number or risks relating to the aviation industry including reduced leasing of aircraft and related equipment by commercial airlines and the commercial aviation industry generally, reduction in demand for any one aircraft or type of aircraft, the maintenance and operating history of the specific aircraft or components that back such securities, maintenance or performance issues with the model and type of aircraft that back such securities, and regulatory risk relating to the aviation industry. Adverse developments with respect to any of the foregoing may adversely affect the value of securities collateralized or otherwise backed by aircraft or aircraft equipment. In addition, the bankruptcy of the lessors or lessees of the aircraft or aircraft equipment that back such securities may complicate financial recoveries in connection with such securities and therefore have a negative impact on their value. Market events such as economic declines and recessions, geopolitical conflicts and the occurrence or threat of pandemics, terrorism or war may also have an adverse effect on the aviation industry generally and securities related to the same, especially when such market events cause declines in travel, increases in costs or future uncertainty for airlines, aircraft or the commercial aviation industry generally. For example, as a result of the COVID-19 pandemic, air travel substantially declined, and many airlines became dependent, at least in part, on government aid. There can be no assurance that future events will not have a negative impact on the aviation industry or securities collateralized or otherwise backed by aircraft or aircraft equipment.
Volatility of Commodity Prices Risk. The performance of certain of the Fund’s investments may be substantially dependent upon prevailing prices of electricity, oil, natural gas, natural gas liquids, coal and other commodities (such as metals) and the differential between prices of specific commodities that are a primary factor in the profitability of certain conversion activities such as petroleum refining (“crack spread”) and power generation (“spark spread”). Commodity prices have been, and are likely to continue to be, volatile and subject to wide fluctuations in response to any of the following factors: (i) relatively minor changes in the supply of and demand for electricity or such other commodities; (ii) market uncertainty and the condition of various economies (including interest rates, levels of economic activity, the price of securities and the participation by other investors in the financial markets); (iii) political conditions in the U.S. and other project locations; (iv) the extent of domestic production and importation of oil, natural gas, natural gas liquids, coal or metals in certain relevant markets; (v) the foreign supply of oil, natural gas and metals; (vi) the prices of foreign imports; (vii) the level of consumer demand; (viii) the price and availability of alternative electric generation options; (ix) the price of steel and the outlook for steel production; (x) pandemics, wars, sanctions and weather conditions; (xi) the competitive position of electricity, ethanol/biodiesel, oil, gas or coal as a source of energy as compared with other energy sources; (xii) the industry-wide or local refining, transportation or processing capacity for natural gas or transmission capacity for electric energy; (xiii) the effect of U.S. and non-U.S. national, state and local regulation on the production, transportation and sale of electric energy and other commodities; (xiv) breakthrough technologies (such as improved storage or clean coal technologies) or government subsidies, tax credits or other support that allow alternative fuel generation projects to produce more reliable electric energy or lower the cost of such production compared to natural gas fueled electric generation projects;

(xv) with respect to the price of oil, actions of the Organization of Petroleum Exporting Countries; or (xvi) the expected consumption of coking coal in steel production. While the Adviser will endeavor to take into account existing and anticipated future applicable greenhouse gas regulation in its investment decisions, changes in the regulation of greenhouse gases could impact an investment or make future investments undesirable.
Regulatory Approvals Risk. The Fund may invest in portfolio companies believed to have obtained all material U.S. federal, state, local or non-U.S. approvals, if any, required as of the date thereof to acquire and operate their facilities. In addition, the Fund may be required to obtain the consent or approval of applicable regulatory authorities in order to acquire or hold certain ownership positions in portfolio companies. A portfolio company could be materially and adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements on such portfolio company. For example, in the case of oil and gas drilling, handling and transportation, such activities are extensively regulated, and statutory and regulatory requirements may include those imposed by energy, zoning, environmental, health, safety, labor and other regulatory or political authorities. Moreover, additional regulatory approvals, including without limitation, renewals, extensions, transfers, assignments, reissuances or similar actions, may become applicable in the future due to a change in laws and regulations, a change in the companies’ customers or for other reasons. There can be no assurance that a portfolio company will be able to (i) obtain all required regulatory approvals that it does not have at the time of the Fund’s investment or that it may be required to have in the future; (ii) obtain any necessary modifications to existing regulatory approvals; or (iii) maintain required regulatory approvals. Delay in obtaining or failure to obtain and maintain in full force and effect any regulatory approvals, or amendments thereto, or delay or failure to satisfy any regulatory conditions or other applicable requirements could prevent operation of a facility or sales to or from third parties or could result in fines or additional costs to a portfolio company. Regulatory changes in a jurisdiction where a portfolio investment is located may make the continued operation of the portfolio investment infeasible or economically disadvantageous and any expenditures made to date by such portfolio investment may be wholly or partially written off. The locations of the portfolio investments may also be subject to government exercise of eminent domain power or similar events. Any of these changes could significantly increase the regulatory-related compliance and other expenses incurred by the portfolio investments and could significantly reduce or entirely eliminate any potential revenues generated by one or more of the portfolio investments, which could materially and adversely affect returns to the Fund.
Political and Societal Challenges Risk. Energy and energy-related infrastructure projects may be subject to siting requirements. Siting of energy projects is also frequently subject to regulation by applicable state, county and local authorities. For example, proposals to site an energy plant or engage in drilling activities in a particular location may be challenged by a number of parties, including special interest groups based on alleged security concerns, disturbances to natural habitats for wildlife and adverse aesthetic impacts, including the common “not in my backyard” phenomenon. Clean energy companies and other companies operating in the clean energy group of industries are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; changes in governmental or environmental regulation; reduced availability of clean energy sources or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; seasonal weather conditions, extreme weather or other natural disasters; and threats of attack by terrorists on certain clean energy assets. Additionally, changes in the regulatory environment for clean energy companies may adversely impact their profitability. The failure of any portfolio investment to receive, renew or maintain any required permits or approvals or any inability to satisfy any requirement of any permits or approvals may result in increased compliance costs, the need for additional capital expenditures or a suspension of project operations.
Climate Change-Related Risks. The environmental effects of climate change, including rising temperatures, extreme weather, fires, flooding, erratic weather fluctuations, agricultural failures and displacement and destabilization of human populations, could have materially adverse effects on the securities held by the Fund. The Adviser believes that such risks may increase over time, although the time period over which these consequences might unfold is difficult to predict.
In addition to the physical, economic and geo-political risks associated with climate change, there are transition risks. The willingness of certain governments, industries and businesses, especially those that profit from, or have a reliance on, fossil fuels, to adapt to climate change or transition to sustainable practices may also adversely affect the securities.

Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain industries whose activities or products are seen as accelerating climate change, or ill-positioned in light of the economic and social demands imposed by climate change. In recent years, certain investors have incorporated the business risks of climate change and the adequacy of companies’ responses to climate change as part of their investment theses. These shifts in investing priorities may result in adverse effects on the trading price of securities if investors determine that a company has not made sufficient progress on climate change and environmental sustainability matters whether or not climate change proves to be as severe as predicted or preventable.
The values of securities whose performance is linked to assets and revenue streams that are exposed to climate change risk, including futures and swaps that directly or indirectly reference fuel, energy, transportation and agricultural prices, real estate property values, mortgages, taxes, insurance rates and proceeds of tourism, may readily be affected by both long-term, systemic effects of climate change, as well as severe environmental events whose occurrence is inherently unpredictable.
Distressed and Defaulted Debt Risk. The Fund may invest, to a limited extent, in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund (“Distressed Debt”). Investment in Distressed Debt is speculative and involves significant risks.
The Fund may make such investments when the Adviser believes it is reasonably likely that the issuer of Distressed Debt will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for Distressed Debt. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in Distressed Debt and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Distressed Debt, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Distressed Debt, the Fund’s ability to achieve current income for its Shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the Distressed Debt will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the Distressed Debt or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Debt held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Debt, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.
Environmental Matters Risk. The Fund may invest in portfolio companies that are subject to changing and increasingly stringent environmental and health and safety laws, regulations and permit requirements. There can be no guarantee that all costs and risks regarding compliance with environmental laws and regulations can be identified. New and more stringent environmental and health and safety laws, regulations and permit requirements or stricter interpretations of current laws or regulations could impose substantial additional costs on portfolio companies or potential investments. Compliance with such current or future environmental requirements does not ensure that the operations of the portfolio companies will not cause injury to the environment or people under all circumstances or that the portfolio companies will not be required to incur additional unforeseen environmental expenditures. In particular, the oil and gas industry, for example, is subject to environmental hazards, such as oil spills, natural gas leaks and ruptures, discharges of petroleum products and hazardous substances and historic disposal activities. These environmental hazards could expose the Fund’s investments to material liabilities for property damages, personal injuries or other environmental harm, including costs of investigating and remediating contaminated properties. Moreover, failure to comply with any regulatory or legal requirements could have a material adverse effect on a portfolio company, and there can be no assurance that portfolio companies will at all times comply with all applicable environmental laws, regulations and permit requirements. Past practices or future operations of portfolio companies could also result in material personal injury or property damage claims. Any noncompliance with these laws and regulations could subject the Fund and its properties to material administrative, civil or criminal penalties or other liabilities. Certain environmental laws and regulations may require that an owner or operator of an asset address prior environmental contamination, which could involve substantial cost. Such laws and regulations often impose liability without regard to whether the owner or operator knew of, or was responsible for, the release or presence of environmental contamination. The Fund may therefore be exposed to substantial risk of loss as a result of environmental claims against portfolio companies. Some of the most onerous environmental requirements regulate air emissions of pollutants and greenhouse gases; these requirements may particularly affect companies in the energy sector.
Assumption of Catastrophe Risks. The Fund may be subject to the risk of loss arising from direct or indirect exposure to various catastrophic events, including the following: hurricanes, earthquakes and other natural disasters (which may be caused, or enhanced in frequency and severity, by climate change factors); war, terrorism and other armed conflicts; cyberterrorism; major or prolonged power outages or network interruptions; and public health crises, including infectious disease outbreaks, epidemics and pandemics. To the extent that any such event occurs and has a material effect on global financial markets or specific markets or issuers in which the Fund invests (or has a material negative impact on the operations of the Adviser or applicable service providers), the risks of loss can be substantial and could have a material adverse effect on the Fund and its Shareholders. Furthermore, any such event may also adversely impact one or more individual Shareholders’ financial condition, which could result in substantial repurchase requests by such Shareholders as a result of their individual liquidity situations and irrespective of Fund performance.
Investments in Event-Oriented Situations Risk. From time to time the Fund may make investments in securities based on the expectation that certain events will or will not take place, such as the consummation of an announced or otherwise anticipated transaction or the satisfaction of prerequisite elements of a related transaction. The success of the Fund’s event-driven investment strategy depends upon the Adviser’s ability to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies or completion of asset dispositions or debt reduction programs by a company may not be valued as highly by the market as the Adviser had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value, but fail to implement it, which can result in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Fund of the security in respect of which such distribution was made. The consummation of such transactions can be prevented or delayed by a variety of factors, including but not limited to: (i) intervention of a regulatory agency; (ii) market conditions resulting in material changes in securities prices; (iii) compliance with any applicable securities laws; and (iv) the inability to obtain adequate financing. Because of the inherently speculative nature of event-driven investing, the results of the Fund’s operations may be expected to fluctuate from period to period. In the event that expected events do not take place or prerequisites are not satisfied, the Fund may suffer a loss, or, as may be the case with short selling or other derivative transactions, be forced to enter into one or more subsequent unprofitable transactions. Accordingly, investors should understand that the results of a particular period will not necessarily be indictive of the results that may be expected in future periods.
Investments in Banks Risk. The Fund is generally prohibited from purchasing or otherwise acquiring a controlling interest in any issuer that is a bank or a bank holding company, or a thrift or thrift holding company. In the event that the Fund was to acquire such a controlling interest, the Fund would be required to receive approvals from the appropriate regulators and would be subject to applicable banking laws and regulations as a bank holding company or thrift holding company. The Fund will take appropriate actions, including consultation with the Adviser, monitoring of positions, divestiture of securities or adoption of proxy voting guidelines, to ensure that it does not acquire control of such an issuer or become a bank holding company or a thrift holding company.
Non-U.S. Investments Risk. The Fund may invest in securities of non-U.S. companies and non-U.S. countries. Investing in the securities of such companies and countries involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. Government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain, sale proceeds or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s investment opportunities. The economies of non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. Further, certain non-U.S. economies are heavily dependent upon international trade and accordingly have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of certain non-U.S. countries may be based, predominantly, on only a few industries and may be vulnerable to changes in trade conditions and may have higher levels of debt or inflation. In addition, accounting and financial reporting standards that prevail in non-U.S. countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in non-U.S. countries than is available to investors in companies located in the U.S. There also may be less regulation, generally, of the securities markets in non-U.S. countries than there is in the U.S. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.
The United Kingdom (“UK”) has formally withdrawn from the European Union (“EU”) and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The UK and EU reached an agreement effective January 1, 2021 on the terms of their future trading relationship relating to the trading of goods, however, this does not cover financial services. The Fund may face risks associated with the potential uncertainty and consequences of the new relationship between the UK and EU, including volatility in exchange and interest rates and politically divergent national laws and regulations.
In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022, significantly amplifying already existing geopolitical tensions. The U.S. and many other countries have instituted various economic sanctions against Russian individuals and entities (including corporate and banking). The extent and duration of the military action, sanctions imposed and other punitive action taken and resulting future market disruptions in Europe and globally cannot be easily predicted, but could have severe ongoing adverse effects on Russia and Europe and the world in general, including significant negative impacts on economies, sovereign debt, the markets for certain securities and commodities, such as oil and natural gas, and the world food supply. Reductions in the supply, and increased cost, of commodities including food could in turn lead to social instability in certain countries, with unpredictable effects on financial markets. This conflict may expand and military attacks could occur elsewhere. The potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets. Europe has also been struggling with mass migration. The impact of these matters, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the Fund invests in securities of issuers located in or with significant exposure to the issuers or countries most directly affected, these events could negatively affect the value and relative liquidity of the Fund’s investments. The occurrence of terrorist incidents in Europe or elsewhere could also impact financial markets globally.
The Fund may trade futures, options and forward contracts on commodity exchanges and markets located outside the U.S. where CFTC regulations do not apply. In contrast to U.S. exchanges, some non-U.S. exchanges are “principals’ markets” in which performance is the responsibility only of the individual member with whom the trader has entered into a commodity contract and not of an exchange or clearing corporation. In such a case, the Fund is subject to the risk of the inability of, or refusal by, the counterparty to perform with respect to such contracts. In addition, the trading of forward contracts on certain non-U.S. commodity exchanges may be subject to price fluctuation limits. Non-U.S. futures transactions involve executing and clearing trades on a non-U.S. exchange. This is the case even if the non-U.S. exchange is formally “linked” to a U.S. exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No U.S. organization regulates the activities of a non-U.S. exchange, including the execution, delivery and clearing of transactions on such an exchange, and no U.S. regulator has the power to compel enforcement of the rules of the non-U.S. exchange or the laws of non-U.S. jurisdictions. Moreover, such laws or regulations will vary depending on the jurisdiction in which the transaction occurs. For these reasons, funds which trade on non-U.S. exchanges may not be afforded certain of the protections that apply to U.S. commodity futures transactions, including the right to use alternative dispute resolution procedures.

Emerging Markets Risk. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Among other things, emerging market investments may be subject to the following risks: less publicly available information; more volatile markets and unstable market conditions; dependence on exports and international trade; changes in interest rates; availability of credit and inflation rates; less liquidity or available credit; uncertainty in enforceability of documents; changes in local laws and regulations (including nationalization of industries); political, social or economic instability (including wars, terrorist acts or security operations); the relatively small size of the securities markets in such countries and the low volume of trading and less strict securities market regulation; less favorable tax or legal provisions; price controls and other restrictive governmental actions; changes in or non-approval of tariffs or other fees or rates charged by or to portfolio companies; potential severe inflation or other serious adverse economic developments; unstable currency; expropriation of property; confiscatory taxation; imposition of withholding or other taxes, duties or levies on dividends, interest, capital gains, other income or gross sale or disposition proceeds; limitations on the removal of funds or other assets of the Fund; less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers and dealers; poverty and unemployment; fluctuations in the rate of exchange between currencies, non-convertibility of currencies which can result in the inability to repatriate funds; costs associated with currency conversion; certain government policies that may restrict the Fund’s investment opportunities; longer settlement periods for transactions and less reliable clearance and custody arrangements; differences in accounting, auditing and financial reporting standards which may result in the unavailability of material information about issuers; difficulties pursuing legal remedies or in obtaining or enforcing judgments in non-U.S. courts; less-developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; and certain considerations regarding the maintenance of the Fund’s financial instruments with non-U.S. brokers and securities depositories. The foregoing may result in lack of liquidity and in price volatility.
The economies of emerging markets may differ favorably or unfavorably from the economy of developed countries in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. In addition, many countries in the emerging markets have their own history of default on external debt when their economies experience a downturn. These risks of sovereign default could adversely affect the value of the Fund’s portfolio even in circumstances when the investment has not performed poorly. Further, emerging markets are generally heavily dependent upon international trade or the health of particular economies and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of certain emerging markets may be based predominantly on only a few industries and may be vulnerable to changes in trade conditions and may have higher levels of debt or inflation. In particular, certain commodities may occupy a more prominent position in the economies of emerging markets than in the Organisation for Economic Co-operation and Development countries, and such economies therefore are sensitive to fluctuations in commodity prices. A sustained increase or decrease in commodity prices could have a significant negative impact on the economies of emerging markets.
Enforceability of Non-U.S. Judgments Risk. The Fund may encounter difficulties in pursuing legal remedies or in obtaining or enforcing judgments in non-U.S. courts. Further, at present, some emerging markets do not have treaties providing for the reciprocal recognition and enforcement of judgments with the United States. Therefore, it may be difficult for the Fund to enforce in such countries any judgments it may obtain in courts of the United States.
Currencies Risk. A principal risk in trading currencies is the rapid fluctuation in the market prices of currency contracts. Prices of currency contracts traded by the Fund are affected generally by relative interest rates, which in turn are influenced by a wide variety of complex and difficult to predict factors such as money supply and demand, balance of payments, inflation levels, fiscal policy, and political and economic events. In addition, governments from time to time intervene, directly and by regulation, in these markets, with the specific effect, or intention, of influencing prices which may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations.
Sovereign Debt Risk. Several factors may affect (i) the ability of a government, its agencies, instrumentalities or its central bank to make payments on the debt it has issued (“Sovereign Debt”), including securities that the Adviser believes are likely to be included in restructurings of the external debt obligations of the issuer in question, (ii) the market value of such debt and (iii) the inclusion of Sovereign Debt in future restructurings, including such issuer’s (x) balance of trade and access to international financing, (y) cost of servicing such obligations, which may be affected by changes in international interest rates, and (z) level of international currency reserves, which may affect the amount of foreign exchange available for external debt payments. Significant ongoing uncertainties and exposure to adverse conditions may undermine the issuer’s ability to make timely payment of interest and principal, and issuers may default on their Sovereign Debt.
Real Estate Ownership Risk. Ownership of real property interests entails the risk that such interests will fail to perform in accordance with expectations, including operating and leasing expectations, the value achieved on sale, and the timing of sale. The marketability and value of any real property interests that the Fund may own and control will depend on many factors beyond its control, including: changes in general or local economic conditions in various markets; changes in supply of or demand for competing properties in an area; changes in interest rates; the promulgation and enforcement of governmental regulations relating to land use and zoning restrictions, environmental protection and occupational safety; unavailability of mortgage funds that may render the sale of a property difficult; the financial condition of tenants, buyers and sellers of properties; changes in real estate tax rates and other operating expenses; the imposition of rent controls; changes in monetary policy in countries where the real property interests are located; and energy and/or supply shortages, various uninsured or uninsurable risks and acts of God, natural disasters and uninsurable losses. In addition, general economic conditions, as well as conditions of local and international financial markets, may adversely affect any real property interests that the Fund may own and control. Real estate historically has experienced significant fluctuations and cycles in value.
Potential Environmental Liability Risk. Under various U.S. and non-U.S. federal, state and local laws, ordinances and regulations, a current or previous owner, developer or operator of real property may be liable for the costs of removal or remediation of certain hazardous or toxic substances at, on, under or in such property. The costs of removal or remediation of such substances could be substantial. Such laws often impose such liability without regard to whether the owner or operator knew of, or was responsible for, the release or presence of such hazardous or toxic substances. The cost of any required remediation and the owner’s liability therefore as to any property are generally not limited under such laws and could exceed the value of the property and/or the aggregate assets of the owner. The presence of such substances, or the failure to properly remediate contamination from such substances, may adversely affect the owner’s ability to sell the real estate or to borrow funds using such property as collateral, which could have an adverse effect on the Fund’s return from such investment.
Repurchase Agreements Risk. Repurchase agreements are transactions in which a purchaser purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Normally, custody of the underlying obligations prior to their repurchase is maintained by the purchaser, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the purchaser and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.
Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the purchaser may suffer delays, costs and possible losses in connection with the disposition of collateral.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the sale of securities held by a person subject to the person’s agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest.

A reverse repurchase agreement has the same economic effect as borrowing money and therefore gives rise to leverage risk. Reverse repurchase agreements also involve the risk that the buyer of the securities sold might be unable to deliver them when the selling investor seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the seller’s obligation to repurchase the securities, and the seller’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
In October 2020, the SEC adopted Rule 18f-4 related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the “derivatives rule”). Under the derivatives rule, when a fund trades reverse repurchase agreements or similar financing transactions, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., bank borrowings, if applicable) when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions.
Non-Diversification Risk. Investment companies are classified as either “diversified” or “non-diversified” under the 1940 Act. The Fund is classified as a “non-diversified” investment company under the 1940 Act, although it is diversified for Code purposes. An investment company classified as “diversified” under the 1940 Act is subject to certain limitations with respect to the value of the company’s assets invested in particular issuers. As a non-diversified investment company, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest a relatively higher proportion of its assets in a relatively smaller number of issuers and may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.
Risks Related to the Structure of the Fund
Anti-Takeover Risk. The Declaration of Trust and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire a controlling interest in the Fund. Subject to the limitations of the 1940 Act, the Board may, without Shareholder action, authorize the issuance of Shares in one or more classes or series, including preferred Shares; and the Board may, without Shareholder action, amend the Declaration of Trust. These anti-takeover provisions may inhibit a change of control in circumstances that could give Shareholders the opportunity to realize a premium over the value of the Shares.
Closed-end Interval Fund; Liquidity Risk. The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. If Shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of Shares not to exceed 2.00% of the outstanding Shares of the Fund on the Repurchase Request Deadline. In connection with any given repurchase offer, it is expected the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.
Distribution Payment Risk. The Fund cannot assure investors that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, maintenance of the Fund’s and the Fund’s RIC status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time.

Investment Dilution Risk. The Fund’s investors do not have preemptive rights to any Shares the Fund may issue in the future. The Fund’s declaration of trust (the “Declaration of Trust”) authorizes it to issue an unlimited number of Shares. The Board may amend the Declaration of Trust. After an investor purchases Shares, the Fund may sell additional Shares in the future or issue equity interests in private offerings. To the extent the Fund issues additional equity interests after an investor purchases Shares, such investor’s percentage ownership interest in the Fund will be diluted.
Management Risk. The Fund is subject to management risk. In managing the Fund, the Adviser applies investment strategies, techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these actions will produce the intended results. The ability of the Adviser to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance. The success of the Fund will depend in part upon the skill and expertise of certain key personnel of the Adviser, and there can be no assurance that any such personnel will continue to be associated with the Fund.
Repurchase Program Risk. As described under “Share Repurchase Program,” the Fund is an “interval fund” and, to provide some liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and generally are funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income. Certain Shareholders may from time to time own or control a significant percentage of the Fund’s Shares. Repurchase requests by these Shareholders of their Shares of the Fund may cause repurchases to be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased in connection with any repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request. Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly. See “Share Repurchase Program.”
Risks Associated with the Fund Distribution Policy Risk. The Fund intends to make regular distributions. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital, which would reduce the NAV of the common shares and, over time, potentially increase the Fund’s expense ratios. If a distribution constitutes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed at any time by the Board.

There is a possibility that the Fund may make total distributions during a calendar or taxable year in an amount that exceeds the Fund’s net investment company taxable income and net capital gains for the relevant taxable year. In such situations, if a distribution exceeds the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), a portion of each distribution paid with respect to such taxable year would generally be treated as a return of capital for U.S. federal income tax purposes, thereby reducing the amount of a shareholder’s tax basis in such shareholder’s Fund Shares. When a shareholder sells Fund Shares, the amount, if any, by which the sales price exceeds the shareholder’s tax basis in Fund Shares may be treated as a gain subject to tax. Because a return of capital reduces a shareholder’s tax basis in Fund Shares, it generally will increase the amount of such shareholder’s gain or decrease the amount of such shareholder’s loss when such shareholder sells Fund Shares. To the extent that the amount of any return of capital distribution exceeds a shareholder’s tax basis in Fund Shares, such excess generally will be treated as gain from a sale or exchange of the shares. As a result from such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Fund Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.
If the Fund elects to issue preferred shares and/or notes or other forms of indebtedness, its ability to make distributions to its common shareholders may be limited by the asset coverage requirements and other limitations imposed by the 1940 Act and the terms of the Fund’s preferred shares, notes or other indebtedness.
Risks Relating to the Fund’s RIC Status. Although the Fund intends to elect to be treated as a RIC under Subchapter M of the Code, no assurance can be given that the Fund will be able to qualify for and maintain RIC status. If the Fund qualifies as a RIC under the Code, the Fund generally will not be subject to corporate-level federal income taxes on its income and capital gains that are timely distributed (or deemed distributed) as dividends for U.S. federal income tax purposes to its shareholders. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed as dividends for U.S. federal income tax purposes to the Fund’s shareholders, the Fund must, among other things, meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if the Fund distributes to its shareholders dividends each tax year for U.S. federal income tax purposes of an amount generally at least equal to the sum of 90% of the sum of the Fund’s investment company taxable income (generally, its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any), and 90% of the Fund’s net tax-exempt interest income (if any). If the Fund fails to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.
Shares Not Listed; No Market for Shares Risk. The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment.
Certain Regulatory, Legal and Operational Risks
Analytical Model Risks. The Fund will employ certain strategies which depend upon the reliability, accuracy and analysis of the Adviser’s analytical models. To the extent such models (or the assumptions underlying them) do not prove to be correct, the Fund may not perform as anticipated, which could result in substantial losses. All models ultimately depend upon the Adviser’s judgment and the assumptions embedded in them. To the extent that with respect to any investment, the judgment or assumptions are incorrect, the Fund can suffer losses.
Governmental Interventions Risk. Extreme volatility and illiquidity in markets has in the past led to, and may in the future lead to, extensive governmental interventions in equity, credit and currency markets. Generally, such interventions are intended to reduce volatility and precipitous drops in value. In certain cases, governments have intervened on an “emergency” basis, suddenly and substantially eliminating market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions. In addition, these interventions have typically been unclear in scope and application, resulting in uncertainty. It is impossible to predict when these restrictions will be imposed, what the interim or permanent restrictions will be and/or the effect of such restrictions on the Fund’s strategies.

Legal and Regulatory Environment for Regulated Investment Funds and their Advisers Risk. The legal and regulatory environment worldwide for investment funds (such as the Fund) and their managers is evolving. Changes in the regulation of investment funds, their managers, and their trading and investing activities may have a material adverse effect on the ability of the Fund to pursue its investment program and the value of investments held by the Fund. New laws and regulations or actions taken by regulators that restrict the ability of the Fund to pursue its investment program or employ counterparties could have a material adverse effect on the Fund and its Shareholders. In addition, the Adviser may, in its sole discretion, cause the Fund to be subject to certain laws and regulations if it believes that an investment or business activity is in the Fund’s interest, even if such laws and regulations may have a detrimental effect on one or more Shareholders.
Legal Risk. The Fund may invest in assets and securities traded in various markets throughout the world, some of which are highly controlled by government authorities. Many of the laws that govern private and foreign investment, financial investment transactions, creditors’ rights and other contractual relationships in non-U.S. countries, particularly in developing countries, are new and largely untested. As a result, the Fund may be subject to a number of unusual risks, including inadequate investor protection, contradictory legislation, incomplete, unclear and changing laws, ignorance or breaches of regulations on the part of other market participants, lack of established or effective avenues for legal redress, lack of standard practices and confidentiality customs characteristic of developed markets, and lack of enforcement of existing regulations.
Sanctions Risk. The Fund’s (or the Adviser’s, as applicable) operations are or may become subject to economic sanctions laws and regulations of various jurisdictions. At any given time, whether under applicable law, by contractual commitment or as a voluntary risk management measure, the Fund (or the Adviser, as applicable) may be required, or elect, to comply with various sanctions programs, including the Specially Designated Nationals and Blocked Persons List and Sectoral Sanctions programs administered by OFAC, the sanctions regimes administered by subsidiary organs of the United Nations Security Council, the Sanctions Orders of the Cayman Islands (including as extended to the Cayman Islands by Order of the government of the United Kingdom from time to time), and the Restrictive Measures adopted by the European Union. Some sanctions that may apply to the Fund (or the Adviser, as applicable) prohibit or restrict dealings with particular identified persons. Other potentially applicable sanctions programs broadly prohibit or restrict dealings in certain countries or territories or with individuals and entities located in such countries or territories. In addition to such current sanctions, additional sanctions may be imposed in the future. Such sanctions may be imposed with little or no advance warning or “safe harbor” for compliance and may be ambiguous, including as to the scope of financial activities that regulators may ultimately deem to be covered by the sanctions.
Depending on the scope and duration of a particular sanctions program, compliance by the Fund (or the Adviser, as applicable) may result in a material adverse effect on the Fund and its Shareholders. The Adviser and the Fund (or the Adviser, as applicable) may be subject to heightened or targeted regulatory scrutiny and information requests as a result of such sanctions. In addition, if the Adviser or the Fund (or the Adviser, as applicable) were to violate or be deemed in violation of any such sanction, it could face significant legal and monetary penalties. Sanctions may negatively impact the Fund’s ability to effectively implement their investment strategy and have a material adverse impact on the Fund’s investments in various ways, including by preventing or inhibiting the Fund from making certain investments, forcing the Fund to divest from investments previously made, and leading to substantial reductions in the revenues, profits and value of the Fund’s investments. Finally, sanctions may have broader economic implications, such as influencing the price of certain commodities, which may have adverse effects on inflation and the value of the U.S. dollar, which may adversely affect investment objectives and strategies of the Fund.
Systems and Operational Risk. The Fund depends on the Adviser to develop and implement appropriate systems for the Fund’s activities. The Fund relies heavily and on a daily basis on financial, accounting and other data processing systems to execute, clear and settle transactions across numerous and diverse markets and to evaluate certain investments, to monitor its portfolio and capital, and to generate risk management and other reports that are critical to oversight of the Fund’s activities. In addition, the Fund relies on information systems to store sensitive information about the Fund, the Adviser, the Board, the affiliates of the Adviser and the Shareholders. Certain of the Fund’s and the Adviser’s activities will be dependent upon systems operated by third parties, including prime brokers, the Administrator, market counterparties and other service providers, and the Adviser may not be in a position to verify the risks or reliability of such third-party systems. Failures in the systems employed by the Adviser, prime brokers, the Administrator, counterparties, exchanges and similar clearance and settlement facilities and other parties could result in mistakes made in the confirmation or settlement of transactions, or in transactions not being properly booked, evaluated or accounted for. In addition, despite the security measures established by the Adviser and third parties to safeguard the information in these systems, such systems may be vulnerable to attacks by hackers or breached due to employee error, malfeasance or other disruptions. Any such breach could compromise these systems and result in the theft, loss or public dissemination of the information stored therein. Disruptions in the Fund’s operations or breach of the Fund’s information systems may cause the Fund to suffer, among other things, financial loss, the disruption of its businesses, liability to third parties, regulatory intervention or reputational damage. Any of the foregoing failures or disruptions could have a material adverse effect on the Fund and its Shareholders.
Cybersecurity Risk. As part of its business, the Adviser processes, stores and transmits large amounts of electronic information, including information relating to the transactions of the Fund and personally identifiable information of the Shareholders. Similarly, service providers of the Adviser or the Fund, especially the Administrator, may process, store and transmit such information. The Adviser has procedures and systems in place that it believes are reasonably designed to protect such information and prevent data loss and security breaches. However, such measures cannot provide absolute security. The techniques used to obtain unauthorized access to data, disable or degrade service, or sabotage systems change frequently and may be difficult to detect for long periods of time. Hardware or software acquired from third parties may contain defects in design or manufacture or other problems that could unexpectedly compromise information security. Network connected services provided by third parties to the Adviser may be susceptible to compromise, leading to a breach of the Adviser’s network. The Adviser’s systems or facilities may be susceptible to employee error or malfeasance, government surveillance, or other security threats. On-line services provided by the Adviser to the Shareholders may also be susceptible to compromise. Breach of the Adviser’s information systems may cause information relating to the transactions of the Fund and personally identifiable information of the Shareholders to be lost or improperly accessed, used or disclosed.
The service providers of the Adviser and the Fund are subject to the same electronic information security threats as the Adviser. If a service provider fails to adopt or adhere to adequate data security policies, or in the event of a breach of its networks, information relating to the transactions of the Fund and personally identifiable information of the Shareholders may be lost or improperly accessed, used or disclosed.
The loss or improper access, use or disclosure of the Adviser’s or the Fund’s proprietary information may cause the Adviser or the Fund to suffer, among other things, financial loss, the disruption of its business, liability to third parties, regulatory intervention or reputational damage. Any of the foregoing events could have a material adverse effect on the Fund and its Shareholders.
Banking Relationships Risk. The Adviser and the Fund will hold cash and other assets in accounts with one or more banks, custodians or depository or credit institutions (collectively, “Banking Institutions”), which may include both U.S. and non-U.S. Banking Institutions from time to time. The Fund may also enter into credit facilities and have other relationships with Banking Institutions. The distress, impairment, or failure of, or a lack of investor or customer confidence in, any of such Banking Institutions may limit the ability of the Adviser or the Fund to access, transfer or otherwise deal with its assets, draw upon a credit facility, or rely upon any of such other relationships, in a timely manner or at all, and may result in other market volatility and disruption, including by affecting other Banking Institutions. All of the foregoing could have a negative impact on the Fund. For example, in such a scenario, the Fund could be forced to delay or forgo an investment or a distribution or generate cash to fund such investment or distribution from other sources (including by disposing of other investments or making other borrowings) in a manner that it would not have otherwise considered desirable. Furthermore, in the event of the failure of a Banking Institution, access to a depository account with that institution could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC (and similar considerations may apply to Banking Institutions in other jurisdictions not subject to FDIC protection). In such a case, the Adviser or the Fund may not recover all or a portion of such excess uninsured amounts and would instead have an unsecured claim against the Banking Institution (alongside other unsecured creditors). The Adviser does not expect to be in a position to reliably identify in advance all potential solvency or stress concerns with respect to its or the Fund’s banking relationships, and there can be no assurance that the Adviser or the Fund will be able to easily establish alternative relationships with and transfer assets to other Banking Institutions in the event a Banking Institution comes under stress or fails. In addition, portfolio companies in which the Fund may invest will also face the risks described in this paragraph. The Adviser may have limited or no visibility to or influence over the portfolio companies’ relationships with Banking Institutions. In the event that the risks described in this paragraph materialize for portfolio companies, this may have negative effects on the value and/or liquidity of the Fund’s investments.

Counterparty Risk. The Fund expects to establish relationships to obtain financing, derivative intermediation and prime brokerage services that permit the Fund to trade in any variety of markets or asset classes over time. However, there can be no assurance that the Fund will be able to establish or maintain such relationships. An inability to establish or maintain such relationships could limit the Fund’s trading activities, create losses, preclude the Fund from engaging in certain transactions or prevent the Fund from trading at optimal rates and terms. Moreover, a disruption in the financing, derivative intermediation and prime brokerage services provided by any such relationships could have a significant impact on the Fund’s business due to the Fund’s reliance on such counterparties.
Some of the markets in which the Fund may effect transactions are not “exchange-based” including “over-the-counter” or “interdealer” markets. The stability and liquidity of over-the-counter transactions depends in large part on the creditworthiness of the parties to the transactions. The participants in such markets are typically not subject to the credit evaluation and regulatory oversight to which members of “exchange-based” markets are subject. The lack of evaluation and oversight of over-the-counter markets exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Generally, the Fund will not be restricted from dealing with any particular counterparties. The Adviser’s evaluation of the creditworthiness of counterparties may not prove sufficient. The lack of a complete and “foolproof” evaluation of the financial capabilities of the Fund’s counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.
If there is a default by a counterparty, the Fund under most normal circumstances will have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the NAV of the Fund being less than if the Fund had not entered into the transaction. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings. In such case, the recovery of the Fund’s investments from such counterparty or the payment of claims for such investments may be significantly delayed and the Fund may recover substantially less than the full value of the investments entrusted to such counterparty.
In addition, the Fund may use counterparties located in jurisdictions outside the U.S. Such local counterparties usually are subject to laws and regulations in foreign jurisdictions that are designed to protect customers in the event of their insolvency. However, the practical effect of these laws and their application to the Fund’s assets are subject to substantial limitations and uncertainties. Because of the range of possible factual scenarios involving the insolvency of a counterparty and the potentially large number of entities and jurisdictions that may be involved, it is impossible to generalize about the effect of such an insolvency on the Fund and its assets. Shareholders should assume that the insolvency of any such counterparty would result in significant delays in recovering the Fund’s investments from or the payment of claims for such investments by such counterparty and a loss to the Fund, which could be material.
Valuation Risk. All or a substantial portion of the Fund’s investments are expected to be in the form of investments for which market quotations are not readily available. With respect to such investments, the Fund’s Board of Trustees has designated the Adviser as its valuation designee (the “Valuation Designee”) to determine the fair valuation of such investments pursuant to Rule 2a-5 under the 1940 Act. The Valuation Designee determines the fair value of the security or other instrument under policies and procedures approved by the Board of Trustees of the Fund (“Valuation Procedures”). The Adviser will be required to make determinations as to the fair value of these investments on a daily basis, in accordance with the valuation methodologies described herein. There is no single standard for determining fair value in good faith and in many cases fair value is best expressed as a range of fair values from which a single estimate may be derived. Because valuations, and in particular valuations of investments for which market quotations are not readily available, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, determinations of fair value may differ materially from the values that would have resulted if a ready market had existed. Even if market quotations are available for certain of the Fund’s investments, such quotations may not reflect the value that the Fund would actually be able to realize with respect to such investments because of various factors including the possible illiquidity associated with a large ownership position, future market price volatility or the potential for a future loss in market value based on poor industry or market conditions. The return realized by an investor could be adversely affected if the recorded values of investments are materially higher than the values that are ultimately realized upon the disposal of the investments and changes in values attributed to investments from quarter to quarter may result in volatility in the net asset values and results of operations reported from period to period. There can be no assurance that the investment values that are recorded from time to time will ultimately be realized. Investments in private companies are typically governed by privately negotiated credit agreements and covenants, and reporting requirements contained in the agreements may result in a delay in reporting their financial position to lenders, which in turn may result in the Fund’s investments being valued on the basis of this reported information. Further, the Fund is offered on a daily basis and calculates a daily NAV per Share. To the extent feasible, the Adviser aims to incorporate on a daily basis material information about the Fund’s investments; however, for the reasons noted herein, the Adviser may not be able to acquire and/or evaluate properly such information on a daily basis. Due to these various factors, the Adviser’s fair value determinations can cause the Fund’s NAV on a given day to materially understate or overstate the value of its investments. As a result, investors who purchase shares may receive more or less shares and investors who tender their shares may receive more or less cash proceeds than they otherwise would receive.
Because of the overall size and concentrations in particular markets and maturities of positions that may be held by the Fund from time to time, the liquidation values of the Fund’s securities and other investments may differ significantly from the interim valuations of such investments derived from the valuation methods described herein. Such differences may be further affected by the time frame within which such liquidation occurs. Third-party pricing information regarding certain of the Fund’s securities and other investments may at times be unavailable. Valuations of the Fund’s securities and other investments, which may affect the amount of the Management Fee paid by the Fund, may involve uncertainties and subjective judgmental determinations, and if such valuations should prove to be incorrect, the net asset value of the Fund could be adversely affected. In addition, valuations based on models will be affected by assumptions in the models and may not reflect the prices at which positions could, in fact, be covered or sold. Absent bad faith or manifest error, valuation determinations will be conclusive and binding.
Currency Exchange Exposure Risk. The Fund may invest in investments denominated in currencies other than the U.S. Dollar. The Fund, however, values its investments in U.S. Dollars. The Fund may or may not seek to hedge its non-U.S. currency exposure by entering into currency hedging transactions. There can be no guarantee that investments suitable for hedging currency or market shifts will be available at the time when the Fund wishes to use them, or that hedging techniques employed by the Fund will be effective. Furthermore, certain currency market risks may not be fully hedged or hedged at all. To the extent unhedged, the value of the Fund’s positions denominated in currencies other than U.S. Dollars will fluctuate with U.S. Dollar exchange rates as well as with the price changes of the investments in the various local markets and currencies. Finally, the Fund may incur costs in connection with conversions between various currencies.
Investment Procedures Risk. Subject to any requirements set by law or in this prospectus, the Fund will establish very broad investment policies and procedures for its investments. These policies and procedures will provide the Adviser with substantial discretion when selecting, acquiring and disposing of investments, including in determining the types of investments that it deems appropriate, the investment approach that it follows when making investments and the timing of investments. While the Adviser will periodically review the Fund’s compliance with investment policies and procedures, such policies and procedures may be subject to change and derogation consistent with the business practices of the Fund.
High-Risk Investing Risk. Subject to any requirements set by law or in this prospectus, the Fund is not limited with respect to the types of investment strategies it employs or the markets or instruments in which it will invest. The Fund’s capital will be invested in investments that may involve high-risk securities, may be illiquid, and may involve highly speculative investment techniques. Because the Fund will make different types of investments, with different risk, return and market correlation characteristics, it is difficult to predict the risk, return and market correlation characteristics of an investment in the Fund. The markets for the underlying investments in which the Fund will invest will fluctuate with, among other things, changes in market rates of interest, general economic conditions, economic conditions in particular industries, the condition of financial markets and the financial condition of the issuers in which the Fund will invest. In addition, the lack of an established, liquid secondary market for many of such investments may have an adverse effect on the market value of such investments and on the Fund’s ability to achieve liquidity from a disposition.

Risk of Loss. No guarantee or representation is made that the Fund’s investment program, including, without limitation, the Fund’s investment objective, diversification strategies or risk monitoring goals, will be successful. Investment results may vary substantially over time. No assurance can be made that profits will be achieved or that substantial or complete losses will not be incurred. Past investment results of the Adviser (or investments otherwise made the Adviser’s investment professionals) are not necessarily indicative of their future performance.
Potential Conflicts of Interest Risk—Allocation of Investment Opportunities. The AB CarVal Group has adopted allocation procedures that are intended to treat each fund they advise in a manner that, over time, is fair and equitable. The AB CarVal Group currently provides investment advisory and administration services and may provide in the future similar services to Other Accounts. Certain existing Other Accounts have, and future Other Accounts may have, investment objectives similar to those of the Fund, and such Other Accounts will invest in asset classes similar to those targeted by the Fund. Certain other existing Other Accounts do not, and future Other Accounts may not, have similar investment objectives, but such funds may from time to time invest in asset classes similar to those targeted by the Fund. The AB CarVal Group will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund and other clients and in an effort to avoid favoring one client over another and taking into account all relevant facts and circumstances. Nevertheless, it is possible that the Fund may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with the AB CarVal Group.
In the event investment opportunities are allocated among the Fund and the Other Accounts, the Fund may not be able to structure its investment portfolio in the manner desired. Furthermore, the Fund and the Other Accounts may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the Other Accounts. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
It is likely that the Other Accounts may make investments in the same or similar securities at different times and on different terms than the Fund. The Fund and the Other Accounts may make investments at different levels of a borrower’s capital structure or otherwise in different classes of a borrower’s securities, to the extent permitted by applicable law. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit the Other Accounts. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Other Accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Other Accounts.
Applicable law, including the 1940 Act, may at times prevent the Fund from being able to participate in investments that it otherwise would participate in, and may require the Fund to dispose of investments at a time when it otherwise would not dispose of such investment, in each case, in order to comply with applicable law.
The 1940 Act contains prohibitions and restrictions relating to certain transactions between registered investment companies and certain affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of those affiliates or underwriters. Because the Fund is a registered investment company, the Fund is not generally permitted to make loans to companies controlled by the Adviser or other funds managed by the Adviser or its affiliates, including the AB CarVal Group. The Fund is also not permitted to make any co-investments with the AB CarVal Group or its affiliates (including any fund managed by the AB CarVal Group) without exemptive relief from the SEC, subject to certain exceptions. In certain circumstances, co-investments may be made only in accordance with the terms of the Exemptive Order, if granted. Co-investments made under the Exemptive Order would be subject to compliance with the conditions and other requirements contained in the Exemptive Order, which could limit the Fund’s ability to participate in certain co-investment transactions.

The AB CarVal Group and its clients may pursue or enforce rights with respect to a borrower in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser and its affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The Adviser may have a conflict of interest in deciding whether to cause the Fund to incur leverage or to invest in more speculative investments or financial instruments, thereby potentially increasing the management fee payable by the Fund and, accordingly, the fees received by the Adviser. Certain Other Accounts pay the Adviser or its affiliates performance-based compensation, which could create an incentive for the Adviser or an affiliate to favor such investment fund or account over the Fund.
Potential Conflicts of Interest Risk—Different Positions in the Capital Structure. From time to time, the Fund and the Other Accounts may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.
The AB CarVal Group and its clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the AB CarVal Group and its affiliates or its clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
Investments with Third Parties Risk. The Fund may co-invest with third parties through joint ventures or other parties’ entities (including, without limitation, other investors, who participate in the identification, acquisition or renovation, or other services or activities related to investment properties for the Fund). Third-party involvement with an investment may negatively impact the returns of such investment if, for example, the third-party co-venturer has financial difficulties, has economic or business interests or goals that are inconsistent with those of the Fund or is in a position to take (or block) action in a manner contrary to the Fund’s investment objective. In circumstances where such third parties involve a management group, such third parties may enter into compensation arrangements relating to such investments, including incentive compensation arrangements. Such compensation arrangements will reduce the returns to participants in the investments.
Risks Arising from Dispositions of Investments. In connection with the disposition of an investment, the Fund may be required to make representations about the business and financial affairs of the investment, or may be responsible as a selling stockholder for the contents of disclosure documents under applicable securities laws. The Fund may also be required to indemnify the purchasers of such investments or underwriters to the extent that any such representations or disclosure documents turn out to be incorrect, inaccurate or misleading.
New Fund Risk. The Fund has no operating history as an interval fund registered under the 1940 Act. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund if it determines that liquidation is in the best interest of shareholders. Liquidation of the Fund can be initiated without shareholder approval. As a result, the timing of the Fund’s liquidation may not be favorable to a shareholder.
Retention and Motivation of Key Employees Risk. The success of the Fund is dependent upon the talents and efforts of highly skilled individuals employed by the Adviser and the Adviser’s ability to identify and willingness to provide acceptable compensation to attract, retain and motivate talented investment professionals and other employees. There can be no assurance that the Adviser’s investment professionals will continue to be associated with the Adviser throughout the life of the Fund, and the failure to attract or retain such investment professionals could have a material adverse effect on the Fund and its shareholders. Competition in the financial services industry for qualified employees is intense and there is no guarantee that, if lost, the talents of the Adviser’s investment professionals could be replaced.

Key Person Risk. In particular, the Fund will depend on the diligence, skill and business contacts of the Adviser’s investment committee, investment principals and managing directors and the information and deal flow they generate during the normal course of their activities. The Fund’s success will depend on the continued service of these individuals and the training of their successors, who are not obligated to remain employed with the Adviser. The departure of any of these individuals (or a significant number of its other investment professionals or personnel) for any reason, or the failure to appoint qualified or effective successors in the event of such departures, could have a material adverse effect on the Fund’s ability to achieve its investment objective.
Limits of Risk Disclosures
The above discussions of the various risks associated with the Fund and the shares are not, and are not intended to be, a complete explanation of the risks involved in an investment in the Fund. Those discussions do, however, summarize the principal risks that should be considered before investing. Prospective investors should read this entire prospectus and consult with their own advisors before deciding whether to invest. In addition, as the investment program of the Fund may change over time, an investment in the Fund may be subject to risk factors not described in this prospectus.
INVESTMENT RESTRICTIONS
The Fund’s investment objective is a non-fundamental policy, meaning it can be changed by the Board of Trustees of the Fund without the vote of shareholders. The investment restrictions set forth below are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).
If a percentage restriction or policy is met at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated in this prospectus, will not constitute a deviation from the restriction or policy.
As a matter of fundamental policy, subject to (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction (collectively, “1940 Act Provisions, Interpretations and Exemptions”), the Fund:

1.	May not engage in short sales, purchase investments on margin, or write put or call options, except to the extent permitted by applicable 1940 Act Provisions, Interpretations and Exemptions.

2.
May not purchase or sell real estate, except to the extent permitted by applicable 1940 Act Provisions, Interpretations and Exemptions. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or interests therein or in the securities of companies that deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts and real estate operating companies.

3.	May not purchase and sell commodities except to the extent permitted by applicable 1940 Act Provisions, Interpretations and Exemptions.

4.
May not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by applicable 1940 Act Provisions, Interpretations and Exemptions. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security.

5.	May not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

6.	May not make loans except to the extent permitted by applicable 1940 Act Provisions, Interpretations and Exemptions.

7.
May not concentrate investments in an industry, as concentration may be defined by applicable 1940 Act Provisions, Interpretations and Exemptions; provided that this policy does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to municipal securities.

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the Shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day.
The following descriptions of the 1940 Act and accompanying notations are intended to assist investors in understanding the above policies and restrictions. These descriptions and notations are not considered to be part of the Fund’s fundamental investment restrictions and are subject to change without shareholder approval.
Commodities. With respect to the fundamental policy relating to investments in commodities set out in number 3 above, the 1940 Act does not directly restrict an investment company’s ability to invest in commodities, but does require that every investment company have a fundamental investment policy governing such investments.
Senior Securities and Borrowings. With respect to the fundamental policy relating to issuing senior securities and borrowing money set out in number 4 above, the 1940 Act restricts the ability of a closed-end investment company from issuing senior securities or borrowing money. The 1940 Act, however, permits (among other things) the Fund to borrow money subject to initial asset coverage requirements, and to borrow up to an additional 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) The policy in number 4 above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowings or involve leverage or the issuance of senior securities to the extent permitted by the 1940 Act (or guidance or interpretations of the 1940 Act) and the rules thereunder. Rule 18f-4 under the 1940 Act provides an exemption from certain limitations on the issuance of senior securities for transactions in derivatives instruments where the Fund complies with the requirements of the rule. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. The Fund may add financial leverage if, immediately after such borrowing, it would have asset coverage (as defined in the 1940 Act) of 300% or more (for leverage obtained through debt) or 200% or more (for leverage obtained through preferred stock). For example, if the Fund has $100 in net assets, it may utilize leverage through obtaining debt of up to $50, resulting in $150 in total assets (or 300% asset coverage). In addition, if the Fund has $100 in net assets, it may issue $100 in preferred shares, resulting in $200 in total assets (or 200% asset coverage).
Underwriting. With respect to the fundamental policy relating to underwriting securities set out in number 5 above, it is not believed that the application of the Securities Act would cause the Fund to be engaged in the business of underwriting. The policy in number 5 above, however, will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.
Loans. With respect to the fundamental policy relating to lending set out in number 6 above, the 1940 Act does not prohibit the Fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit investment companies from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

Concentration. With respect to the fundamental policy relating to concentration set out in number 7 above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of more than 25% of an investment company’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in number 7 above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments (excluding private activity municipal debt securities whose principal and interest payments are derived principally from the assets and revenues of a non-governmental entity) and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The Fund also does not consider investment in issuers domiciled in a single jurisdiction or country to constitute concentration in an industry. For purposes of this concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with guidance and interpretive positions issued by the SEC or its staff.
TRUSTEES AND OFFICERS
The business and affairs of the Fund are managed under the direction of a board of trustees of the Fund (the “Board”). The Board consists of at least four members, a majority of whom are not “interested persons” of the Fund or the Adviser, as such term is defined under the 1940 Act (each, an “Independent Trustee”).
The responsibilities of the Board include, among others, oversight of the Fund’s investment activities and the performance of the Adviser, oversight of the valuation of the Fund’s assets, oversight of the Fund’s financing arrangements and corporate governance activities.
The Board may establish committees thereof from time to time. The Board has established an Audit Committee (the “Audit Committee”) and a Nominating and Corporate Governance Committee (the “Nominating Committee”).
Biographical Information
Certain biographical and other information relating to Trustees of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served as a Trustee, the total number of portfolios overseen in the complex of funds advised by the Adviser and its affiliates (“AB CarVal Advised Accounts”) and any public Director/Trusteeships.
Biographical Information of the Trustees of the Fund

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS AND OTHER INFORMATION	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY THE TRUSTEE	OTHER TRUSTEESHIPS/ DIRECTORSHIPS HELD BY THE TRUSTEE
INTERESTED TRUSTEES
Matthew Bass Age: 43 (2023)	Head of Private Alternatives for AB (2010 – Present)	1	Director of AB Private Credit Investors Corporation (2016 – Present)

Kate Whalen Age: 37 (2023)	Managing Director, CAO of Private Alternatives for AB (2020 – Present)	1	None

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS AND OTHER INFORMATION	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY THE TRUSTEE	OTHER TRUSTEESHIPS/ DIRECTORSHIPS HELD BY THE TRUSTEE
INDEPENDENT TRUSTEES
John G. Jordan, Chair of the Board Age: 52 (2023)	Independent Consultant (2016 –Present); Managing Member of Viaje 254, LLC (2018 – Present); Managing Member of Evans 254, LLC (2018 – Present); Managing Member of 2FiveFour, LLC (2018 – Present); Chief Financial Officer of woombikes USA, LLC (2019 – 2021)	1	Advisory Board Member of LBJ Family Partnership (2021 – Present); Member of the Finance Committee of Texas Tribune, Inc. (2019 – Present); Advisory Board Member of LBJ Family Wealth Advisors, Ltd. (2015 –2021); Independent Director of AB Private Credit Investors Corporation (2016 – Present)

Terry Sebastian Age: 55 (2023)	Operating Partner at Lake Pacific Partners LLC (2018 – Present); Chief Executive Officer of Cal Pacific Specialty Foods, LLC (2011 – 2018)	1	Member of the Advisory Board at Lake Pacific Partners, LLC (2018 – Present); Chairman of Innovative Freeze Dried Food (2019 –Present); Board Member of JR Short (2019 – Present); Board Member of Cal Pacific Specialty Foods, LLC (2011 –2018); Independent Director of AB Private Credit Investors Corporation (2016 – Present)

Richard Pontin Age: 69 (2023)	Advisor to private equity and venture capital companies and entrepreneurs (2001 – Present)	1	Board Member of PlumChoice Inc. (2010 – 2018); Independent Director of AB Private Credit Investors Corporation (2016 – Present)

*	The address for each of the Fund’s Independent Trustees is 1601 Utica Avenue South, Suite 1000, Minneapolis, MN 55416.
**
There is no stated term of office for the Fund’s Trustees. Each Trustee serves until his or her successor is elected and qualifies or until his or her death, resignation, or removal as provided in the Declaration of Trust, Bylaws or by statute.

Biographical Information for Officers of the Fund

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
James Ganley Age: 55	President and Principal Executive Officer	Managing Principal for the Adviser

Matthew Johnson Age: 40	Treasurer, Principal Financial Officer, Principal Accounting Officer	Director of Financial Control for the Adviser (2016 – Present); Board Member of CVI International Credit Fund, CVI Emerging Markets Credit Value Fund, CVI Aiguille d’Argentiere Fund and CVI Aiguille Verte Fund (2022 – Present)

Christie Oberg Age: 51	Chief Compliance Officer	Chief Compliance Officer and Senior Counsel for the Adviser (2014 – Present).

Jennifer Friedland Age: 48	Deputy Chief Compliance Officer	Deputy Chief Compliance Officer for AB Funds (2021 – 2022); Chief Compliance Officer AB Private Credit Investors Corporation (2021 – Present); Chief Compliance Officer AB/SCB Funds (2023 – Present); Vice President and Director of Subadvisory Fund Compliance for AB (2020 – Present); Chief Compliance Officer for WestEnd Advisors, LLC (2011 – 2019)

Neal Kalechofsky Age: 34	Secretary	Director of Client Compliance, Vice President of Alternatives Legal and Assistant Secretary for AB (2015 – Present)

*	The address for each of the Fund’s officers is 1601 Utica Avenue South, Suite 1000, Minneapolis, MN 55416.
Share Ownership and Compensation
The following tables set forth the dollar range of equity securities beneficially owned, if any, by a Trustee in the Fund and in all registered investment companies advised by the Adviser that are overseen by the Trustees as of December 31, 2022.

Name	Dollar Range of Shares in the Fund	Aggregate Dollar Ranges of Securities in AB CarVal Advised Funds Overseen by Trustee
Interested Trustees
Matthew Bass	None	None
Kate Whalen	None	None
Independent Trustees
John G. Jordan	None	None
Terry Sebastian	None	None
Richard Pontin	None	None

The following table sets forth the compensation paid by the Fund and by all registered investment companies advised by the Adviser and its affiliates that are overseen by the Trustees for the year ended June 30, 2023.

Name	Aggregate Compensation from the Fund[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Fund and AB Advised Funds Paid to Each Independent Trustee
Matthew Bass[2]	—	—	—
Kate Whalen[2]	—	—	—
John G. Jordan[3]	$16,750	—	$16,750
Terry Sebastian	$13,750	—	$13,750
Richard Pontin[4]	$14,750	—	$14,750

[1]
The Fund had not commenced operations as of October 31, 2023. Under current compensation arrangements, it is estimated that the Trustees would have received the following compensation from the Fund for the current fiscal year: Mr. Bass: $0; Ms. Whalen: $0; Mr. Jordan $67,000; Mr. Sebastian $55,000; and Mr. Pontin $59,000.

[2]	Mr. Bass and Ms. Whalen are interested Trustees, and as such, receive no compensation from the Fund or other AB Advised Funds.
[3]	Includes compensation as Board Chair.
[4]	Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.
The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are considered “interested persons” of the Fund.
As of October 31, 2023, no Independent Trustee, nor any of their immediate family members, owned beneficially or of record any class of securities in the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly “controlling,” “controlled by,” or “under common control with” (within the meaning of the 1940 Act) the Adviser or the Distributor.
As of the date of this prospectus, the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.
Board Structure and Role of the Board of Trustees
The Board of Trustees’ primary role is oversight of the management of the Fund. As is the case with virtually all investment companies, the Fund’s service providers, primarily the Adviser and its affiliates, have responsibility for the Fund’s day-to-day management, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board of Trustees, acting at its scheduled meetings, or the Chair acting between Board of Trustees meetings, regularly interacts with and receives reports from senior personnel of the Fund and its Adviser.
Experience, Qualifications, Attributes and Skills of the Fund’s Trustees. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allows the Board to operate effectively in governing the Fund and protecting the interests of shareholders. The Board believes that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified to serve as such. In determining whether a particular Trustee is qualified to serve as a Trustee, the Board will consider a variety of criteria, none of which, in isolation, is controlling. In addition, the Board may take into account the actual or anticipated (in the case of new Trustees) service and commitment of each Trustee (including the Trustee’s commitment to participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should serve as a Trustee. Additional information about the specific experience, qualifications, attributes and skills of each Trustee, which was taken into account in determining that each Trustee should serve as a Trustee of the Fund, is provided in the table above and in the next paragraph.
Among other attributes and qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Adviser, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. While the Board does not have a formal, written diversity policy, the Board believes that an effective board consists of a diverse group of individuals who bring together a variety of complementary skills and perspectives.

Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Adviser to manage the Fund’s portfolio on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund’s other service providers in accordance with the Fund’s investment objective and policies and otherwise in accordance with the requirements of the 1940 Act, and other applicable federal, state and other securities and other laws, and the Fund’s Declaration of Trust and Bylaws. The Board meets periodically throughout the year. The Independent Trustees also regularly meet without the presence of any representatives of management. The Board also has the ability to establish committees thereof from time to time.
An Independent Trustee serves as Chair of the Board. The Chair’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Trustees and management. The Trustees have determined that the Board’s leadership by an Independent Trustee and its committees comprised exclusively of Independent Trustees is appropriate because they believe it sets the proper tone for the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships.
Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk) subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to reduce the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.
Risk oversight forms part of the Board’s general oversight of the Fund’s investment program and operations and is addressed as part of various regular Board and committee activities. The Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Trustees expect to receive reports from, among others, management, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser’s risk management programs.
Not all risks that may affect the Fund can be identified, nor can controls be developed to eliminate or mitigate the occurrence or effects of certain risks. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors the Fund’s ability to manage risk is subject to substantial limitations.
Audit Committee. Mr. Pontin serves as Chair of the Audit Committee. The principal responsibilities of the Audit Committee will be oversight of the Fund’s financial reporting process and the appointment, compensation and oversight of the Fund’s independent registered public accounting firm. In this regard, the Audit Committee is responsible for meeting with the independent accountants and the Fund’s management to discuss the results of audits of the Fund’s financial statements and any matters of concern relating to such financial statements. The Board of Trustees of the Fund has adopted a written charter for the Audit Committee.
Nominating and Corporate Governance Committee. Mr. Jordan serves as Chair of the Nominating Committee. The principal functions of the Nominating Committee will be to nominate persons to fill any vacancies or newly created positions on the Board, to monitor and evaluate industry and legal developments with respect to governance matters and to review and make recommendations to the Board regarding the compensation of Trustees. The Board of Trustees of the Fund has adopted a written charter for the Nominating Committee.

While the Nominating Committee is solely responsible for the selection and nomination of the Fund’s Independent Trustees, the Nominating Committee may consider nominations for the office of Trustee made by shareholders or by Fund management, as it deems appropriate. Shareholders who wish to recommend a nominee should send to the Secretary of the Fund a nomination submission that includes, among other matters set forth in the Fund’s Bylaws, all information relating to the recommended nominee that is required to be disclosed in a solicitation or proxy statement for the election of Trustees. Nomination submissions must be accompanied by a written consent of the recommended nominee to stand for election if nominated by the Board and to serve if elected by shareholders.
INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS
The Investment Adviser
AB CarVal Investors, L.P. serves as the investment adviser to the Fund (in its capacity as the investment adviser to the Fund, the “Adviser”) pursuant to an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”). The Adviser is primarily responsible for the day-to-day selection of investments for the Fund. The Adviser is registered as an investment adviser under the Advisers Act. The Adviser’s principal executive offices are located at 1601 Utica Avenue South, Suite 1000, Minneapolis, MN 55416.
The Adviser is a global asset manager of private alternative investment funds with more than $16.2 billion of assets under management as of August 31, 2023 and is a separately managed, wholly owned subsidiary of AllianceBernstein L.P. (“AB”). The Adviser provides investment management services on a discretionary or non-discretionary basis to private domestic and non-U.S. collective investment vehicles. From time to time, the Adviser will also provide advice to vehicles established for or by a single investor.
Advisory Agreement
Pursuant to the Advisory Agreement, the Adviser provides investment advisory services to the Fund. The Advisory Agreement provides that, subject to the supervision of the Fund’s Board of Trustees, the Adviser is responsible for management and oversight of the Fund’s portfolio. In consideration of the investment advisory services provided by the Adviser, the Fund pays the Adviser a fee at the annual rate of 1.50% per annum multiplied by the daily weighted average NAV of the Fund, including any temporary investments. The Management Fee will be paid monthly in arrears. Management Fees for any partial month will be appropriately prorated and adjusted for any share issuances or repurchase during the relevant month.
Unless earlier terminated as described below, the Advisory Agreement will continue in for two years from the date of execution and will continue in effect from year to year if approved annually (a) by the Board of Trustees of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. The Advisory Agreement is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.
A discussion regarding the basis of the Board of Trustees’ approval of the Advisory Agreement is available in the Fund’s first shareholder report following the date of this prospectus.
The Portfolio Managers
Unless otherwise indicated, the information below is provided as of the date of this prospectus.
The day-to-day management of, and investment decisions for, the Fund are made by the portfolio investment committee of AB CarVal (the “PIC”). The following table lists the individuals with the most significant responsibility for the day-to-day management of the Fund (the “Portfolio Managers”), the year that each Portfolio Manager assumed responsibility for the Fund, and each Portfolio Manager’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Jody Gunderson; since inception; member of PIC	Managing Principal of the Adviser

James Ganley; since inception; member of PIC	Managing Principal of the Adviser

Lucas Detor; since inception; member of PIC	Managing Principal of the Adviser

David Fry; since inception; member of PIC	Chief Risk Officer of the Adviser

Chris Hedberg; since inception; member of PIC	Chief Operating Officer of the Adviser (2/1/23 to present); previously Chief Financial Officer of the Adviser.

Matt Bogart; since inception; member of PIC	General Counsel of the Adviser
Compensation
The Adviser’s compensation program for its senior management is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Fund. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.
Senior management receive a base salary and incentive compensation. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (“ICAP”). The ICAP awards vest over a pre-determined time period., On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.
The Adviser’s compensation philosophy for investment professionals emphasizes the discretionary nature of all incentive awards, including the allocation of incentive fees earned by the Adviser, and includes an extended vesting period. These features are designed to reward good corporate citizenship and seek to align incentives with the Fund’s interests.
Conflicts of Interest
As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including the Fund, and allocating investment opportunities. Investment professionals, including the Portfolio Managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.
Investments by AB CarVal Personnel. The Adviser’s Code of Ethics places restrictions on trades by employees, including that they disclose their personal investment holdings and transactions to the Adviser on a periodic basis, and requires that employees pre-clear certain types of personal securities transactions. The Adviser’s employees may invest on behalf of themselves in investments that would be appropriate for, held by, or may fall within the investment guidelines of the Fund, in each case in compliance with the Adviser’s Code of Ethics.
The Adviser’s employees may give advice or take action for their own accounts that may differ from, conflict with or be adverse to advise given or action taken for the Fund. These activities may adversely affect the prices and availability of other investments held by or potentially considered for purchase by the Fund.
Investments by Senior Management and Key Employees in the Fund and Other Accounts. Subject to applicable regulatory restrictions, the Adviser’s senior management and key employees may choose to personally invest, directly and/or indirectly, in the Fund. The senior management and key employees are not required to keep any minimum investment in the Fund and may invest in Other Accounts. Investments by the senior management and key employees in the Fund and/or Other Accounts could incentivize the senior management and key employees to increase or decrease the risk profile of the Fund

Other Activities of the Adviser. Conflicts of interest may arise from the fact that the Adviser currently provides, and may in the future provide, investment management services to other client accounts, including, without limitation, existing Other Accounts and other investment funds, separately managed accounts, proprietary accounts and other investment vehicles. Other Accounts may have investment objectives, programs, strategies and positions that are similar to or may conflict with those of the Fund, or may compete with or have interests adverse to the Fund. Such conflicts could affect the prices and availability of investments in which the Fund invests. Even if an Other Account has investment objectives, programs or strategies which are similar to those of the Fund, the Adviser may give advice or take action with respect to the investments held by, and transactions of, the Other Accounts that may differ from the advice given or the timing or nature of any action taken with respect to the investments held by, and transactions of, the Fund due to a variety of reasons, including, without limitation, differences between the investment strategy, financing terms, regulatory treatment and tax treatment of the Other Accounts and the Fund. As a result, the Fund and an Other Account may have substantially different portfolios and investment returns. Conflicts of interest may also arise when the Adviser makes decisions on behalf of the Fund with respect to matters where the interests of the Adviser or one or more Other Accounts differs from the interests of the Fund.
Allocating Investment Opportunities. The Adviser and its affiliates currently advise and manage and expect that they will in the future advise and manage additional investment accounts and investment funds, including proprietary accounts of the Adviser, its affiliates and the personnel thereof having investment guidelines substantially similar in whole or in part to those of the Fund. As a result, the Adviser may face conflicts in how it allocates both investment and disposition opportunities between the Fund and the Other Accounts. The Adviser intends to allocate such opportunities in a fair and equitable manner between the Fund and the Other Accounts, in accordance with its investment allocation policy and the requirements of the 1940 Act.
As a registered closed-end management investment company, the Fund will generally be limited in its ability to make any co-investments with its Adviser or its affiliates, including Other Accounts, without an exemptive order from the SEC, subject to certain exceptions. In particular, the Fund may engage in such co-investments with one or more affiliates to the extent the only terms being negotiated consist of price and amount of securities to be acquired. The Fund intends to seek an exemptive order from the SEC to permit it to participate in co-investments with Other Accounts, subject to the conditions and restrictions that such order may contain. There can be no assurance when or if such an order will be granted by the SEC, however.
Other Accounts Managed
The Portfolio Managers are primarily responsible for the day-to-day portfolio management of the Fund and the other funds and accounts shown in the table below. The following table provides information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolio Managers also have day-to-day management responsibilities. The table provides the number of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2023 (and does not include the Fund).

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (000,000’s omitted)	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (000,000’s omitted)
Jody Gunderson	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	36	$16,400	34	$16,100
	Other Accounts:	1	$750	0	$0
James Ganley	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	36	$16,400	34	$16,100
	Other Accounts:	1	$750	0	$0

Lucas Detor	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	36	$16,400	34	$16,100
	Other Accounts:	1	$750	0	$0
David Fry	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	36	$16,400	34	$16,100
	Other Accounts:	1	$750	0	$0
Chris Hedberg	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	36	$16,400	34	$16,100
	Other Accounts:	1	$750	0	$0
Matt Bogart	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	36	$16,400	34	$16,100
	Other Accounts:	1	$750	0	$0
Beneficial Ownership of Securities.
Except as noted below, the Portfolio Managers did not own any securities of the Fund directly or indirectly as of June 30, 2023.

Portfolio Manager	Dollar Range of Equity Securities of the Fund
Jody Gunderson	None
James Ganley	None
Lucas Detor	None
David Fry	None
Chris Hedberg	None
Matt Bogart	None
PERFORMANCE
The following information is intended to help you understand the risks of investing in the Shares. The information illustrates the changes in the performance of the Shares from inception and compares the performance of the Shares to the performance of a securities market index over various periods of time. Past performance is not an indication of future performance.
Simultaneous with the Fund’s Commencement of Operations, it is anticipated that the Predecessor Fund will reorganize with and into the Fund. The Predecessor Fund is a comingled, multi-strategy, private investment fund managed by the Adviser, which began investing on July 1, 2014. The Predecessor Fund seeks to capitalize on evolving investment opportunities across credit markets within corporate securities, structured credit, loan portfolios and hard assets. The Predecessor Fund also seeks to deliver attractive risk-adjusted returns, with low correlations to equity and fixed income markets, while using limited leverage. The Predecessor Fund relies on the exemption from the definition of an “investment company” provided by Section 3(c)(7) of the 1940 Act. The Predecessor Fund maintained objectives, policies, guidelines and restrictions that were, in all material respects, equivalent to those of the Fund and at the time of the reorganization of the Predecessor Fund was managed by the same investment adviser and portfolio managers as the Fund.
The performance of the Shares for periods before the Commencement of Operations is that of the Predecessor Fund. The performance of the Predecessor Fund was adjusted to reflect estimated expenses for each share class of the Fund for its first year of operations as a registered investment company (after giving effect to any fee waivers or expense reimbursements) and the maximum sales charge of each share class of the Fund. If the performance was not so adjusted, the returns shown below would have been higher. The financial statements of the Predecessor Fund were audited for all years that the Predecessor Fund was in existence (since July 1, 2014). The performance returns of the Predecessor Fund are unaudited and are calculated by the Adviser on a total return basis. The Predecessor Fund was not registered under the 1940 Act and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance. The Adviser does not manage any other registered investment companies in addition to the Fund.

AB CarVal Opportunistic Credit Fund – Predecessor Fund Shares Performance
Average Annual Total Returns
(For the periods ended August 31, 2023)

		1 Year	5 Years	Since Inception
Class A	Return Before Taxes	-0.66%	2.54%	3.22%
Advisor	Return Before Taxes	2.65%	3.83%	4.29%
Class C	Return Before Taxes	0.63%	2.80%	3.24%
Class U	Return Before Taxes	1.88%	3.06%	3.50%
ICE BofA US High Yield Index (reflects no deduction for fees or expenses)		7.01%	3.16%	3.67%
The ICE BofA US High Yield Index (the “Benchmark”) is presented in order to provide a point of comparison with aspects of the Fund’s portfolio management and composition. The Benchmark tracks the performance of US dollar denominated below investment grade rated corporate debt publicly issued in the US domestic market. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
ADMINISTRATOR
AB CarVal Investors, L.P. serves as the administrator to the Fund (in such capacity, the “Administrator”) pursuant to an administration agreement between the Fund and the Administrator (the “Administration Agreement”). The Administrator provides, or arranges for the provision of, the administrative services necessary for the Fund to operate. In accordance with the Administration Agreement, the Fund has agreed to reimburse the Administrator for the expenses it incurs on the Fund’s behalf in connection with providing such administrative services, including the Fund’s allocable portion of the salaries of any administrative personnel retained by the Administrator that provide services to the Fund, as well as the allocable portion of overhead, including rent, attributable to such administrative personnel.
The Administrator may provide such administrative services directly or engage one or more third-party administrators to provide such administrative services to the Fund on its behalf.
The Administrator has entered into agreements with State Street Bank and Trust Company and The Northern Trust Company (in such capacities, the “Sub-Administrators”) to assist in the provision of administrative and accounting services. The Sub-Administrators receive compensation for their provision of administrative and accounting services under the sub-administration agreements. The compensation is paid directly or indirectly by the Fund.
TRANSFER AGENT AND CUSTODIAN
The Fund has entered into a transfer agency agreement with AllianceBernstein Investor Services, Inc., the Transfer Agent, under which the Transfer Agent provides the Fund with transfer agency services. The Transfer Agent’s principal place of business is located at P.O. Box 786003, San Antonio, Texas 78278-6003. For providing transfer agency, dividend disbursing agency, repurchase offer agency and shareholder servicing support to the Fund, the Fund pays the Transfer Agent a transfer agency fee payable monthly based on the number of accounts administered, the types of accounts administered and the amount of assets held in such accounts. The Fund has also entered into a custody agreement with the Custodian under which the Custodian provides the Fund with custodian services. The Custodian’s principal place of business is located at 50 South LaSalle Street, Chicago, Illinois 60603.

The Fund, the Distributor and the Transfer Agent may enter into arrangements with one or more financial intermediaries to provide sub-transfer agency and other services associated with Shareholders whose Shares are held of record in omnibus accounts. In return for these services, the Fund, the Distributor or the Transfer Agent pays sub-transfer agency fees to such financial intermediaries. If paid by the Fund, these expenses will be included in “Other Expenses” under “Fees and Expenses of the Fund—Annual Fund Operating Expenses” in the Summary Information at the beginning of this Prospectus.
FUND EXPENSES
Pursuant to the Advisory Agreement, the investment team of the Adviser, together with its staffs, when and to the extent engaged in providing investment advisory and management services, and the compensation and related expenses and routine overhead expenses of such personnel allocable to such services, will be provided for and paid for by the Adviser. Other than such expenses that are expressly borne by the Adviser pursuant to the Advisory Agreement or the Administrator pursuant to the Administration Agreement, the Fund will bear all other costs and expenses of its operations and transactions, including, without limitation: (i) the cost of the Fund’s organization and any offerings; (ii) the cost of calculating the Fund’s NAV, including the cost of any third-party valuation services; (iii) the cost of effecting sales and repurchases of the Common Shares and other securities, including, without limitation, as provided for under the Share Repurchase Program; (iv) interest payable on debt, if any, to finance the Fund’s investments; (v) Management Fees payable pursuant to the Advisory Agreement; (vi) fees payable to third parties relating to, or associated with, making investments, including legal fees and expenses and fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees as well as expenses associated with such activities (including travel-related expenses (including in connection with potential investment and trading activity and which may include first-class travel)), provided that such fees shall not include fees paid to any sub-adviser; (vii) broken deal expenses; (viii) expenses of consultants, paying agents, registrars, servicers, financial advisors, investment bankers; (ix) fees and expenses relating to data and pricing services (e.g., Bloomberg); (x) trading order management systems (e.g., Everest and Efront) whose primary purpose is to support the Fund’s trading activities and related record keeping as well as the expenses of any subsidiary or special purpose vehicle in which the Fund invests; (xi) the costs associated with protecting the Fund’s interests in its investments, including legal fees; (xii) transfer agent and custodial fees; (xiii) fees and expenses associated with marketing and investor relations efforts (including attendance at investment conferences and similar events); (xiv) federal and state registration fees; (xv) any exchange listing fees; (xvi) U.S. federal, state, and local and non-U.S. taxes; (xvii) Independent Trustees’ fees and expenses (including travel and other costs associated with the performance of Independent Trustees’ responsibilities); (xviii) brokerage commissions; (xix) costs of proxy statements, stockholders’ reports and notices; (xx) costs of preparing government filings, including periodic and current reports with the SEC; (xxi) fidelity bond, liability insurance and other insurance premiums; (xxii) direct costs and expenses of administration, including printing, mailing, long distance telephone and staff; (xxiii) fees and expenses associated with independent audits and outside legal costs; (xxiv) costs associated with the Fund’s reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws and any fees (including licensing fees) and expenses relating to the Fund’s adherence with rules of any self-regulatory organization or applicable law in connection with the Fund’s activities; (xxv) all other fees and expenses payable to third parties retained by the Adviser to provide administrative services to the Fund on its behalf pursuant to the Administration Agreement, including, but not limited to, any sub-administrators or compliance providers; (xxvi) document storage and obligation tracking systems; and (xxvii) all other expenses incurred by the either the Fund or the Adviser and the Administrator in connection with operating the Fund’s business, including an allocation of the salaries and benefits of the Adviser’s and Administrator’s employees, contractors or agents and other compensation, including an allocation of information technology expenses related to such individuals, to the extent such individuals provide services related to or otherwise benefiting the organization and operations of the Fund and its investments and trading activities (the “Internal Fund Operating Expenses”) (excluding compensation for investment advisory services). Examples of Internal Fund Operating Expenses charged to the Funds shall include, without limitation, accounting personnel, legal personnel who assist with the Fund’s investment or trading activity, tax personnel, preparation and distribution of annual reports (including Form N-CSR), notices, statements and other communications to investors, internal audit services and oversight, monitoring of third-party service providers, cash management services that are administrative in nature, fund accounting and computer hardware and software.

Expense Limitation Arrangement
The Adviser has contractually agreed to reimburse expenses (exclusive of Management Fees, distribution and/or servicing fees, investment-related expenses, borrowing costs, borrowing-related costs, taxes, brokerage expenses, litigation, acquired fund fees and expenses, and extraordinary expenses) (and inclusive of organizational and initial offering costs) to the extent necessary to limit “Other Expenses” to 0.48% of the Fund’s average daily net assets. This contractual arrangement will remain in effect at least until [ ], 2024 unless the Fund’s Board of Trustees approves its earlier termination. The Adviser may recoup from the Fund any waived amount or reimbursed expenses with respect to the Fund pursuant to the Expense Limitation Agreement if such recoupment does not cause the Fund to exceed the current expense limit or the expense limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years from the date the amount was initially waived or reimbursed.
Organizational and Offering Costs
Organizational costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization.
The Fund’s initial offering costs include, among other things, legal, accounting, printing and other expenses pertaining to this offering.
The Adviser will bear the Fund’s organizational costs and the initial offering costs associated with the Fund’s continuous offering of Shares pursuant to the Expense Limitation Agreement between the Fund and the Adviser. The Adviser may recoup from the Fund any waived amount or reimbursed expenses with respect to the Fund pursuant to the Expense Limitation Agreement if such recoupment does not cause the Fund to exceed the current expense limit or the expense limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years from the date the amount was initially waived or reimbursed.
PLAN OF DISTRIBUTION
AllianceBernstein Investments, Inc. (the “Distributor”), located at 1345 Avenue of the Americas, New York, NY 10105, serves as the Fund’s principal underwriter and acts as the Distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Fund will initially offer one class of shares although the Fund reserves the right, subject to applicable law, to offer additional classes of Shares. The Fund has applied for exemptive relief from the SEC to, among other things, issue multiple classes of Shares and to impose asset-based distribution fees and early-withdrawal fees as applicable. However, there can be no guarantee that such relief will be granted. Until the Multi-Class Exemptive Relief is granted, if ever, the Fund will only offer Advisor Shares, and upon receiving the Multi-Class Exemptive Relief, the Fund will also offer Class A, Class C and Class U Shares and may in the future register and include other classes of Shares in the offering. The Fund’s Shares are offered for sale through the Distributor at NAV plus any applicable sales load. The Distributor also may enter into agreements with financial intermediaries for the sale and servicing of the Fund’s Shares. Such financial intermediaries are authorized to designate other intermediaries to receive purchase and repurchase orders on the Fund’s behalf. Please consult your financial firm for additional information. In reliance on Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), the Fund intends to offer its Shares, on a continual basis, through the Distributor. The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares but will use its best efforts to solicit orders for the purchase of the Shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund Shares.
The following table describes the initial and subsequent minimum purchase amounts for each class of Shares, which are subject to waiver in certain circumstances.

	Initial	Subsequent
Class A Shares, Class C Shares traditional IRAs and Roth IRAs	$2,500	$50
Class U Shares	$2,500	$50
Automatic Investment Program	$2,500	$50

		If initial minimum investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Advisor Shares (only available to fee-based programs or through other limited arrangements and certain commission-based brokerage arrangements)	N/A	N/A
Class A Shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans, where in each case plan level or omnibus accounts are held on the books of the Fund.	$2,500	$50
The Fund reserves the right to waive investment minimums.
Purchasing Shares.
This section discusses how to buy different classes of shares of the Fund. The Fund offers four classes of shares.
The NAV of each of the Fund is disclosed daily on the Fund’s website or through the investor’s online account information at www.abfunds.com and/or by calling (800) 221-5672.
Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see “Choosing a Share Class” below. Only Class A Shares offer Quantity Discounts on sales charges, as described below.
To effect an order for the purchase of the Fund’s shares, the Fund must receive the order in “proper form.” Proper form generally means that your instructions:

•	Are signed and dated by the person(s) authorized in accordance with the Fund’s policies and procedures to access the account and request transactions;

•	Include the fund and account number; and

•	Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must include:

•
Medallion signature guarantees or notarized signatures, if required for the type of transaction. (Requirements are detailed on the Transfer Agent’s service forms; Please contact Transfer Agent with any questions)

•	Any supporting documentation that may be required.
The Fund reserves the right, without notice, to revise the requirements for proper form.

HOW TO BUY SHARES
The purchase of the Fund’s shares is priced at the next-determined NAV after your order is received in proper form.
Class A and Class C Shares – Shares Available to Retail Investors
You may purchase the Fund’s Class A Shares or Class C Shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Distributor if you are: (i) making an initial investment and the Fund has received and accepted a completed Fund Application identifying a financial intermediary with which the Distributor has an agreement; (ii) an existing Fund shareholder with an account held directly with the Fund; or (iii) an employee of the Adviser or any of its affiliates. These purchases may be subject to an initial sales charge, an asset-based sales charge or CDSC as described below.

Purchase Minimums and Maximums
Minimums:*

—Initial:	$2,500
—Subsequent:	$50

*
Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee-based program or “Fund Only” brokerage program which is sponsored and maintained by a registered broker-dealer or other financial intermediary with omnibus account or “network level” account arrangements with the Fund.

Maximum Individual Purchase Amount:

Class A Shares	None
Class C Shares:	$250,000
Other Purchase Information
Your broker or financial intermediary must receive your purchase request by the Fund Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading), for you to receive the next-determined NAV, less any applicable initial sales charge.
If you are an existing Fund shareholder and you have completed the appropriate section of the Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. The Transfer Agent must receive and confirm telephone requests before the Fund Closing Time, to receive that day’s public offering price. Call (800) 221-5672 to arrange a transfer from your bank account.
Shares of the Funds are generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Fund, the Fund will only accept purchase orders directly from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number (i.e., W-9 tax status). Subject to the requirements of local law applicable to the offering of Fund shares, U.S. citizens (i.e., W-9 tax status) residing in foreign countries are permitted to purchase shares of the Fund through their accounts at U.S. registered broker-dealers and other similar U.S. financial intermediaries, provided the broker-dealer or intermediary has an agreement with the Fund’s distributor permitting it to accept orders for the purchase and sale of Fund shares. The Fund will not accept purchase orders (including orders for the purchase of additional shares) from foreign persons or entities or from resident aliens who, to the knowledge of the Fund, have reverted to non-resident status (e.g., a resident alien who has a non-U.S. address at time of purchase).
Tax-Deferred Accounts
Class A Shares are also available to the following tax-deferred arrangements:

•	Traditional and Roth IRAs (minimums listed in the table above apply);

•	SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans (no investment minimum); and

•	AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum).

Class C Shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees, and to group retirement plans.
Advisor Shares and Class U Shares
You may purchase Advisor Shares through your financial advisor at NAV. Advisor Shares may be purchased and held solely:

•	through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Distributor;

•	through a defined contribution employee benefit plan (e.g., a 401(k) plan) that purchases shares directly without the involvement of a financial intermediary;

•	by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund; and

•	through certain special arrangements approved by the Adviser, such as purchases by shareholders of the Predecessor Fund.
Advisor Shares and Class U Shares may also be available on brokerage platforms of firms that have agreements with the Distributor to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Advisor Shares and Class U Shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Class A Shares – Shares Available to Group Retirement Plans
Class A Shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund (“group retirement plans”).
Class A Shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans but only if such plans have at least $250,000 in plan assets or 100 employees, and to certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.
Required Information
The Fund is required by law to obtain, verify, and record certain personal information from you or persons authorized to act on your behalf in order to establish an account. Required information includes name, date of birth, physical address and taxpayer identification number (for most investors, your social security number). The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or, if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account.
The Fund is required to withhold 24% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct taxpayer identification number on your Fund Application.
General
IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Fund shares, including minimum and maximum investment requirements. The Fund is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements.

The Distributor may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.
Distribution and Shareholder Services Plan. The Fund has adopted a “Distribution and Shareholder Services Plan” with respect to its Class A Shares, Class C Shares, and Class U Shares under which the Fund may compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of clients with whom they have distributed Shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request.
The amount of these fees for each class of the Fund’s Shares is:

Distribution and/or Service Fee (as a Percentage of Aggregate Average Daily Net Assets)
Class A	0.75%
Class C	1.00%
Advisor Shares	0.00%
Class U	0.75%
Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class C Shares are subject to higher distribution and/or service fees than Class A Shares. Class C Shares are subject to these higher fees for a period of eight years, after which they convert to Class A Shares. Share classes with higher Rule 12b-1 fees will have a higher expense ratio, pay correspondingly lower dividends and may have a lower NAV (and returns). All or some of these fees are paid to financial intermediaries, which may include your financial intermediary’s firm. The Distributor retains these fees for certain shareholder accounts, including those held directly with the Fund (with no associated financial intermediary).
PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC, and/or distribution and/or service fees that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.
WHAT IS A FINANCIAL INTERMEDIARY?
A financial intermediary is a firm that receives compensation for selling shares of the Fund and/or provides services to the Fund’s shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.
All or a portion of the initial sales charge that you pay is paid by the Distributor to financial intermediaries selling Class A Shares. The Distributor may also pay financial intermediaries a fee of up to 1.5% on purchases of Class A Shares that are sold without an initial sales charge.
The Distributor pays, at the time of your purchase, a commission to financial intermediaries in an amount equal to 1% of your investment for sales of Class C Shares.
For Class A Shares, Class C Shares, and Class U Shares, up to 100% of the distribution and/or service fees applicable to these classes of shares each year may be paid to financial intermediaries.

Your financial advisor’s firm receives compensation from the Fund, the Distributor and/or the Adviser in several ways from various sources, which include some or all of the following:

•	upfront sales commissions;

•	distribution and/or service fees;

•	additional distribution support;

•	defrayal of costs for educational seminars and training; and

•	payments related to providing shareholder recordkeeping and/or transfer agency services.
Please read this Prospectus carefully for information on this compensation.
Other Payments for Distribution Services, Educational Support and Shareholder Services
In addition to the commissions paid to or charged by financial intermediaries at the time of sale and distribution and/or service fees, some or all of which are paid to financial intermediaries (and, in turn, may be paid to your financial advisor), the Distributor, at its expense, currently provides additional payments to firms that sell shares of the Fund. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the Fund and AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding the Fund and AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the Fund and the AB Mutual Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. The Distributor may pay a portion of “ticket” or other transactional charges.
A number of factors are considered in determining the additional payments, including each firm’s Fund sales, assets and repurchase rates, and the willingness and ability of the firm to give the Distributor access to its financial advisors for educational and marketing purposes. In some cases, firms will include the Fund on a “preferred list”. The Distributor’s goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the Fund so that they can provide suitable information and advice about the funds and related investor services.
The Fund, the Distributor, and the Transfer Agent also may make payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares. If paid by the Fund, these expenses will be included in “Other Expenses” under “Fees and Expenses of the Fund—Annual Fund Operating Expenses” in the Summary Information at the beginning of this Prospectus.
If one fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.
Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, the Distributor and by sponsors of other funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.
Although the Fund may use brokers and dealers that sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.
Sales Charges
Class A Shares. You can purchase Class A Shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 2.5% of the offering price for the Fund. Any applicable sales charge will be deducted directly from your investment.

The initial sales charge you pay each time you buy Class A Shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as Breakpoints or Quantity Discounts, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A Shares.
The sales charge schedule of Class A Share Quantity Discounts is as follows:

Amount Purchased	as % of Net Amount Invested	as % of Offering Price
Less than $100,000	2.56%	2.50%
$100,000 - $249,999	2.04%	2.00%
$250,000 and above	None *	None *

*
For purchases under $250,000, distribution-related compensation is effective immediately. For purchases of $250,000 or more, a 1.5% Contingent Deferred Sales Charge (CDSC) may apply for the first year. The distribution-related compensation will begin by the 13th month.

Except as noted below, purchases of Class A Shares in the amount of $250,000 or more; or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge, but may be subject to a 1.5% CDSC if repurchased or terminated within one year. The Distributor may pay a one-time commission equal to 1.5% of the purchase amount to financial intermediaries for purchases of $250,000 or more.
Class A Share purchases not subject to sales charges. The Fund may sell its Class A Shares at NAV without an initial sales charge or CDSC to some categories of investors, including:

•
persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services or clients of broker-dealers or other financial intermediaries who purchase Class A Shares for their own accounts through self-directed and/or non-discretionary brokerage accounts with the broker-dealers or other financial intermediaries that may or may not charge a transaction fee to its customers;

•
plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by the Adviser’s Institutional Investment Management Division or Bernstein Global Wealth Management Division, including subsequent contributions to those IRAs;

•
certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser’s Institutional Investment Management Division, employees of selected dealers authorized to sell the Fund’s shares, and employees of the Adviser; or

•	persons participating in a “Fund Only” brokerage program, sponsored and maintained by a registered broker-dealer or other financial intermediary.
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers and discounts or CDSC waivers. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.
Class C Shares. You can purchase Class C Shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment is subject to a 1% CDSC if your shares are repurchased by the Fund within one year.
Class C Shares purchased for cash automatically convert to Class A Shares eight years after the end of the month of your purchase.

HOW IS THE CDSC CALCULATED?
The CDSC is applied to the lesser of NAV at the time of repurchase or the original cost of shares being repurchased. This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the repurchase is, first, of any shares not subject to a CDSC and, second, of shares held the longest.
Advisor and Class U Shares. These classes of shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.
SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES
This section includes important information about sales charge reduction programs available to investors in Class A Shares and describes information or records you may need to provide to the Fund or your financial intermediary in order to be eligible for sales charge reduction programs.
Information about Quantity Discounts and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at http://www.abfunds.com/go/OppCredit then click on “Literature–Understanding Sales Charges & Expenses”.
Combined Purchase Privileges
A shareholder may qualify for a Quantity Discount by combining purchases of shares of the Fund into a single “purchase”. A “purchase” means a single purchase or concurrent purchases of shares of the Fund by:

•	an individual, his or her spouse or domestic partner, or the individual’s children under the age of 21 purchasing shares for his, her or their own account(s);

•	a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

•	the employee benefit plans of a single employer; or

•	any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.
Letter of Intent
An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Fund offers a Letter of Intent, which permits new investors to express the intention, in writing, to invest at least $100,000 in Class A Shares of the Fund within 13 months. The Fund will then apply the Quantity Discount to each of the investor’s purchases of Class A Shares that would apply to the total amount stated in the Letter of Intent. In the event an existing investor chooses to initiate a Letter of Intent, the Fund will use the higher of cost or current NAV of the investor’s existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if the combined cost of purchases totaled $80,000 and the current NAV of all applicable accounts is $85,000 at the time a $100,000 Letter of Intent is initiated, the subsequent investment of an additional $15,000 would fulfill the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Fund will retroactively collect the sales charge otherwise applicable by repurchasing shares in the investor’s account at their then current NAV. Investors qualifying for Combined Purchase Privileges may purchase shares under a single Letter of Intent.

Required Shareholder Information and Records
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder’s account. A shareholder may have to provide information or records to his or her financial intermediary or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund held in:

•	all of the shareholder’s accounts at the Fund or a financial intermediary; and

•	accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.
CDSC WAIVERS AND OTHER PROGRAMS
Here Are Some Ways To Avoid Or Minimize Charges On Repurchases.
CDSC Waivers
The Fund will waive the CDSCs on repurchases of shares in the following circumstances, among others:

•	following the death or disability of a shareholder;

•	if the repurchase represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 73; or

•
if the repurchase is necessary to meet a plan participant’s or beneficiary’s request for a distribution or loan from a group retirement plan or to accommodate a plan participant’s or beneficiary’s direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Other Programs—Automatic Investment Program
The Automatic Investment Program allows investors to purchase shares of the Fund through pre-authorized transfers of funds from the investor’s bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor’s account balance is $2,500 or more.
CHOOSING A SHARE CLASS
The Fund intends to offer four classes of Shares: Advisor, Class A, Class C and Class U Shares. Until the Fund receives the Multi-Class Exemptive Relief, if ever, the Fund will only offer Advisor Shares, and upon receiving the Multi-Class Exemptive Relief, the Fund will also offer Class A, Class C and Class U Shares. Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

•	the amount you intend to invest;

•	how long you expect to own shares;

•	expenses associated with owning a particular class of shares;

•
whether you qualify for any reduction or waiver of sales charges (for example, if you are making a large investment that qualifies for a Quantity Discount, you might consider purchasing Class A Shares); and

•	whether a share class is available for purchase.

Among other things, Class A Shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame. Class C Shares should not be considered as a long-term investment because they are subject to a higher distribution fee for eight years. Class C Shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C Shares are designed for investors with a short-term investing time frame.
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class C, Advisor or Class U Shares made through your financial advisor, or in connection with participation on the intermediary’s platform. Financial intermediaries, a fee-based program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus, including requirements as to the minimum initial and subsequent investment amounts. In addition, group retirement plans may not offer all classes of shares of the Fund. The Fund is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.
You should consult your financial advisor for assistance in choosing a class of Fund shares.
HOW TO SELL SHARES
No Shareholder will have the right to require the Fund to repurchase such Shareholder’s Shares or any portion thereof. Shareholders may not exchange their shares of the Fund for shares of any other registered investment company. Because no public market exists for the Shares, and none is expected to develop in the foreseeable future, Shareholders will not be able to liquidate their investment, other than through the Fund’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors. Please see “Share Repurchase Program” below.
SHARE REPURCHASE PROGRAM
The Fund does not currently intend to list its Shares on any securities exchange and does not expect any secondary market for them to develop in the foreseeable future. Therefore, Shareholders should expect that they will be unable to sell their Shares for an indefinite time or at a desired price. No Shareholder will have the right to require the Fund to repurchase such Shareholder’s Shares or any portion thereof. Shareholders may not exchange their shares of the Fund for shares of any other registered investment company. Because no public market exists for the Shares, and none is expected to develop in the foreseeable future, Shareholders will not be able to liquidate their investment, other than through the Fund’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks.
To provide Shareholders with limited liquidity, the Fund is structured as an “interval fund” and intends to conduct quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). In connection with any given repurchase offer, it is expected that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. The offer to purchase Shares on a quarterly basis is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The Repurchase Offer Notice is sent to Shareholders at least 21 calendar days and no more than 42 calendar days before the Repurchase Request Deadline. The Fund expects to determine the NAV applicable to repurchases on the Repurchase Request Deadline. However, the NAV will be calculated no later than the Repurchase Pricing Date, although the NAV is expected to be determined on the Repurchase Request Deadline. The Fund expects to distribute payment to Shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such Date. The quarterly repurchases will commence in the months of January, April, July and October, with payment being distributed to Shareholders within the time period discussed above.

The Fund also has the right to repurchase all of a shareholder’s Shares at any time if the aggregate value of such shareholder’s Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund.
Determination of Repurchase Offer Amount
The Board, or a committee thereof, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of Shares outstanding on the Repurchase Request Deadline.
If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.
Notice to Shareholders
No less than 21 days and more than 42 days before each Repurchase Request Deadline, the Fund shall send to Shareholders or financial intermediaries a notification of its offer to repurchase Shares (“Shareholder Notification”). Financial intermediaries, in turn, are responsible for providing the Shareholder Notification to their respective customers who are shareholders of the Fund. The Shareholder Notification will contain information Shareholders should consider in deciding whether to tender their Shares for repurchase. The notice also will include detailed instructions on how to tender Shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how Shareholders may ascertain the NAV after the notification date.
Repurchase Price
The repurchase price of the Shares will be the NAV of the share class as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call (800) 221-5672 to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.
Repurchase Amounts and Payment of Proceeds
Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the Shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.
If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of Shares not to exceed 2.00% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

With respect to any required minimum distributions from an IRA or other qualified retirement plan in which Shares are held, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis, which may result in the Fund not repurchasing the full amount of a required minimum distribution requested by a shareholder.
PROXY VOTING POLICIES AND PROCEDURES
The Board of Trustees has delegated to the Adviser authority to vote all proxies relating to the Fund’s portfolio securities pursuant to the Statement of Policies and Procedures for Proxy Voting summarized in Appendix A to this prospectus. Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge by calling (800) 227-4618, or on the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into this prospectus.
CODE OF ETHICS
The Fund’s Board of Trustees has adopted a code of ethics pursuant to Rule 17j-1 under 1940 Act. The Board has approved the respective Codes of Business Conduct and Ethics adopted by the Adviser and the Distributor. The codes of ethics establish policies and procedures for personal investing by employees and restrict certain transactions. Employees subject to the codes of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held, directly or indirectly, by the Fund.
The codes of ethics are available on the Edgar Database on the SEC’s website, http://www.sec.gov, or may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov.
BROKERAGE TRANSACTIONS
Subject to policies established by the Board of Trustees, the Adviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of any brokerage.
Portfolio transactions for the Fund will be allocated to brokers and dealers on the basis of numerous factors and not necessarily lowest pricing. Brokers and dealers may provide other services that are beneficial to the Adviser and/or certain Accounts, but not beneficial to all Accounts. Subject to best execution, in selecting brokers and dealers (including prime brokers) to execute transactions, provide financing and securities on loan, hold cash and short balances and provide other services, the Adviser may consider, among other factors that are deemed appropriate to consider under the circumstances, the following: price; likelihood of execution; likelihood of execution within a desired timeframe; market conditions; ability of a counterparty to execute in desired volume; ability of a counterparty to act on a confidential basis; ability of a counterparty to act with minimum market effect; creditworthiness of a counterparty in relation to risk created by the transaction; willingness and ability of a counterparty to make a market in particular securities; operational coordination by a counterparty with the asset management firm and custodians of the firm’s clients, including ability to communicate to settle trades reliably and to quickly and effectively resolve differences; counterparty’s reputation for ethical and trustworthy behavior; willingness of a counterparty to commit capital to a particular transaction; the market knowledge of a counterparty and as applicable the value of research provided; ability of a counterparty to source and/or execute difficult transaction in unique and/or complex securities; and identifying the key components of favorable and efficient executions.
Many of the investments that the Adviser manages involve specialized services or unique sourcing considerations, resulting in higher commissions or their equivalents than would be the case with transactions requiring more routine services. Accordingly, the commission rates (or dealer markups and markdowns arising in connection with riskless principal transactions) charged to the Fund by brokers or dealers in the foregoing circumstances may be higher than those charged by other brokers or dealers that may not offer such services. A significant portion of the trading done for the Fund is done on a net basis, so in many circumstances it may not be possible to determine the amount of commission being paid to a broker or dealer. The Adviser need not solicit competitive bids and does not have an obligation to seek the lowest available commission cost or spread.

From time to time, the Fund may pay a broker-dealer commissions for effecting Fund transactions in excess of that which another broker-dealer might have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker-dealer. The Adviser may cause the Fund to effect such transactions, and receive such brokerage and research services, only to the extent that they fall within the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and subject to prevailing guidance provided by the SEC regarding Section 28(e). The investment information provided to the Adviser is designed to augment the Adviser’s own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment responsibilities with respect to all its client accounts.
If the Adviser decides, based on the factors set forth above, to execute over-the-counter transactions on an agency basis through Electronic Communications Networks (“ECNs”), it will also consider the following factors when choosing to use one ECN over another: the ease of use; the flexibility of the ECN compared to other ECNs; and the level of care and attention that will be given to smaller orders.
As of the date of this prospectus, there were no brokerage commissions because the Fund had not yet commenced investment operations.
Portfolio Turnover
The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. A high portfolio turnover rate may result in greater transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to the Fund’s shareholders, will be taxable as ordinary income.
NET ASSET VALUATION
NAV per Share will be determined daily on each day the NYSE is open for trading or at such other times as the Board may determine. NAV per Share is determined, on a class-specific basis, by dividing the total value of the Fund’s net assets attributable to the applicable class by the total number of Fund Shares of such class outstanding. The
Fund’s net assets are determined by subtracting any liabilities (including borrowings for investment purposes) from the total value of its portfolio investments and other assets. Each Class A Share and Class C Share will be offered at NAV plus any applicable sales load, while each Advisor Share and Class U Share will be offered at NAV. The Fund’s net assets are available to holders of preferred shares (if any) and Shares. If any preferred shares are outstanding, net assets available for the shareholders is determined by deducting from net assets the liquidation preference and any accrued dividends on the preferred shares.
The Fund values its investments at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by the Fund’s Board. Pursuant to these procedures, the Adviser, as the Fund’s “valuation designee” pursuant to Rule 2a-5 under the 1940 Act, is responsible for making all fair value determinations relating to the Fund’s portfolio investments, subject to oversight of the Fund’s Board.
The Adviser conducts the valuation of the Fund’s investments, upon which the Fund’s NAV is based, at all times consistent with GAAP and the 1940 Act. Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers or market makers. With respect to portfolio investments for which market quotations are not readily available, the Adviser is responsible for determining in good faith the fair value in accordance with the valuation policy approved by the Board. The Adviser values the Fund’s investments in accordance with FASB Accounting Standards

Codification Topic 820, Fair Value Measurement (“ASC 820”), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date. ASC 820 prioritizes the use of observable market prices or values derived from such prices over entity-specific inputs. Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material.
Consistent with ASC 820, each investment will be categorized into a valuation level based upon the method and corresponding inputs used to derive fair value. The valuation process prioritizes the use of market observable inputs over unobservable/internal inputs, where relevant. The hierarchy of valuation levels is defined below.

i.	Level 1: Fair value is determined by quoted prices in active markets for identical investments. Examples of this include exchange-traded investments.

ii.
Level 2: Fair value is determined by other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, default rates, credit risk, etc.). Examples of this include traded positions with a higher liquidity profile, positions where multiple broker prices can be observed and certain derivative instruments (including foreign currency contracts).

iii.
Level 3: Fair value is determined by significant unobservable inputs. The assets within this level are typically valued using a discounted cash-flow analysis, broker quotes not qualifying as Level 2, or through other comparable internal analysis that requires management’s involvement to arrive at fair value.

The Fund’s investments will generally be valued at their current market values as determined in the following manner:

1.	Loan portfolio investments will generally be valued utilizing the methodologies included in Level 3.
The fair value of loan portfolio investments, which are not quoted securities, whether performing or non-performing, will generally be based on a risk-adjusted discounted cash flow analysis. The projected cash flows may include contractual payments of interest and principal, proceeds from a sale of collateral on or after foreclosure, proceeds from a negotiated discounted pay-off, operating cash flows, and associated costs including servicing, legal and other fees. A risk-adjusted discount rate is then applied to these cash flow projections to determine current valuation.

2.	Corporate securities investments may fall into any of the valuation levels.
Corporate securities that fall into Level 1 will be valued at the market settlement price, which generally represents last executed market price. If a bid-ask spread is quoted in absence of a discrete settlement price active positions will be valued at the bid (long) or ask (short).
Corporate securities that fall into Level 2 are generally those positions for which quotes are available from more than one source. These positions will generally be valued at the bid (if held long), the ask (if held short) or as otherwise supplied by pricing vendors, with certain permitted exceptions.
Corporate securities that fall into Level 3 will be valued using external or internal models, including models developed by third-party pricing services and models developed by the Adviser that incorporate risk adjusted cash flow projections and risk-adjusted discount rates.

3.
Structured credit investments will generally be valued using quotes, through independent pricing services, or through an internal discounted cash flow model that considers the performance of the underlying collateral, benchmark rates, current spreads, and other market information. If the quotes or model are based upon significantly observable inputs they will be included in Level 2, otherwise they will be included in Level 3.

4.
Hard assets such as aircraft, vessels and equipment will typically be Level 3 and valued using a discounted cash-flow analysis. The analysis will consider factors such as streams of rental income on current and future leases, costs relating to refurbishments, spares, broker fees, maintenance reserves, disposition strategy (sale or part-out) and exit timing.

Inputs to valuations are monitored on an ongoing basis to ensure they remain reasonable and consistent with market. This monitoring includes, but is not limited to, cash flow projections, the risk premium component of the discount rate, solicited quotes, and reference market data. Valuation methodologies utilized for new investment strategies or asset classes are also fully assessed.
Prices provided by a pricing service are not, and broker-dealer quotes may not be, actual bids or offers for the relevant securities.
If market values for any of these investments are not readily available or are unreliable, they will be valued at fair value under the Fund’s procedures as discussed above.
CONFLICTS OF INTEREST
General. The Fund is subject to a number of actual and potential conflicts of interest involving the Adviser and its affiliates (collectively, the “AB CarVal Group”), and the AB CarVal Group is subject to a range of conflicts of interest in its management of the Fund and Other Accounts. While the potential for conflicts of interest is inherent to the relationships among the AB CarVal Group and the entities (including the Fund) that it manages, merely because an actual or potential conflict of interest exists does not mean that it will be acted upon to the detriment of the Fund.
In addition to the conflicts of interest that may arise from the trading activities of the Portfolio Managers and other Adviser personnel servicing the Fund (as described under “Investment Advisory and Management Arrangements — The Portfolio Managers — Conflicts of Interest”), the Adviser and its affiliates included in the AB CarVal Group may be subject to additional conflicts of interest in their management of the Fund and Other Accounts. A summary of certain of these conflicts is provided below.
Conflicts of Interest Involving the AB CarVal Group
AB CarVal Group Advisory Accounts. The AB CarVal Group manages a number of different accounts, including other investment funds, with investment objectives and strategies similar to those of the Fund.
Transactions in securities by multiple accounts may have the effect of diluting or otherwise negatively affecting the values, prices, liquidity or investment strategies associated with investments held by the Fund, particularly, but not limited to, in small capitalization, emerging market or less liquid strategies. When members of the AB CarVal Group implement a portfolio investment decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged.
The Adviser may determine that the Fund should invest on a side-by-side basis with one or more other accounts managed by the Adviser or other member(s) of the AB CarVal Group. In certain circumstances, co-investments may be made only in accordance with the terms of the Exemptive Order, if granted. However, the Exemptive Order would be expected to contain certain conditions that limit or restrict the Fund’s ability to participate in such investments. In such cases, the Fund may participate in an investment to a lesser extent or, under certain circumstances, may not participate in the investment. There is no assurance that the requested Exemptive Order will be granted.
In the event investment opportunities are allocated among the Fund and Other Accounts, the Fund may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a fair and equitable manner over time, the Fund is not generally permitted to co-invest in any portfolio company in which a fund managed by the Adviser or any of its downstream affiliates (other than the Fund and its downstream affiliates) currently has an investment. However, the Fund may co-invest with funds managed by the Adviser or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and its allocation procedures. Additionally, the Fund and Other Accounts may invest in different levels of an issuer’s capital structure. Consequently, the Adviser may determine that the sale of such investments may not be appropriate for a number of reasons, including if such sale could be detrimental to Other Accounts. The Adviser will not be required to act only in the best interests of the Fund, except to the extent required under Section 36 of the 1940 Act, and such determinations by the Adviser could reduce the liquidity of the Fund and could potentially affect the Fund’s ability to fund its quarterly repurchase offers.
The Adviser and other members of the AB CarVal Group may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so. The Adviser and other members of the AB CarVal Group have proprietary interests in accounts or funds that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more members of the AB CarVal Group may also be participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more members of the AB CarVal Group are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. These transactions, particularly in respect of most proprietary accounts or customer accounts, may be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.
The Fund will enter into certain transactions with the Adviser and/or AB Affiliates, including, but not limited to, transactions for the provision of services to the Fund by such parties, subject to the limitations on affiliated transactions under the 1940 Act. To the extent the Fund is permitted to engage in such transactions, it is expected that a number of such transactions may give rise to potential conflicts of interest. Although no exact statement of the full range of such transactions can be made, it is expected that any such transaction will be entered into by the relevant parties on an arm’s-length basis. The Fund may be prohibited under the 1940 Act from knowingly participating in certain transactions with its affiliates without the prior approval of the SEC.
The Adviser will devote to the Fund as much time as is necessary or appropriate, in its judgment, to manage the Fund’s investment activities. The Adviser and its affiliates, including members of the AB CarVal Group, are not restricted from forming investment funds (including investment funds that follow similar investment programs), from entering into other investment advisory or subadvisory relationships, or from engaging in other business activities. As noted above, the Adviser currently manages accounts other than the Fund that consist of a substantial amount of assets. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and its other business activities.
Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by the Adviser and the AB CarVal Group. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more affiliates or their Other Accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more affiliates or their Other Accounts.
The Adviser and the AB CarVal Group and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser and the AB CarVal Group or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
Investment Information. The Adviser will have access to information that shareholders do not have and will be entitled to receive information regarding the Fund and its activities. Under certain circumstances, however, allowing AB CarVal Group personnel to act upon such information might conflict with the AB CarVal Group’s duties to investors in the Fund or otherwise conflict with legal or regulatory obligations applicable to the AB CarVal Group’s business. In such event, the Adviser might not be permitted to utilize such information in connection with its management of the Fund or might be restricted from taking actions on behalf of the Fund with respect to its investments.

In connection with its management of the Fund, the Adviser may have access to certain fundamental analysis and proprietary technical models developed by itself or one or more members of the AB CarVal Group. The Adviser will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with these analyses and models. In addition, neither the Adviser nor members of the AB CarVal Group will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for Other Accounts managed by them, for the benefit of the management of the Fund. The proprietary activities or portfolio strategies of members of the AB CarVal Group or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Adviser in managing the Fund.
The Adviser has adopted compliance policies and procedures reasonably designed to ensure that all of the activities of the Fund are in compliance with applicable law and regulations. Such policies and procedures will seek to ensure that neither the Adviser nor its employees and affiliates will use information regarding investment transactions of the Fund for any personal or other advantage to the detriment of the Fund.
Other AB CarVal Group Relationships and Activities. The Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund with respect to which customers of members of the AB Carval Group, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In these cases, the party’s interests in the transaction will be adverse to the interests of the Fund, and due to the customer relationship, the Adviser may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of investments by the Fund may enhance the profitability of members of the AB CarVal Group.
The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither the Adviser nor the members of the AB CarVal Group will have any obligation to allow their credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of the Adviser or members of the AB CarVal Group in evaluating the Fund’s creditworthiness.
The Adviser, AB CarVal Group, AB Affiliates, their personnel and other financial service providers have interests in promoting sales of the Fund. The remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. Members of the AB CarVal Group and AB Affiliates and their sales personnel may directly or indirectly receive a portion of the fees charged to the Fund or its shareholders.
Members of the AB CarVal Group, AB Affiliates and their advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to members of the AB CarVal Group or AB Affiliates resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other services or products. The Fund is expected to be sold to, among others, investment advisory clients of the Adviser and/or its affiliates. Because the Adviser receives fees based on the amount of assets invested in the Fund, the Adviser has an interest in having its clients invest, and stay invested, in the Fund. Additionally, Fund Shares are not redeemable by investors but will be subject to quarterly repurchases by the Fund. The size of any such repurchases will be determined by the Board, in part, on the recommendation of the Adviser. The Adviser has a conflict of interest with respect to its recommendation on the size of any such repurchases.
The Fund engages the Distributor to solicit investments in the Fund. As of the date of this prospectus, the Distributor serves in that capacity on a best efforts basis, subject to various conditions. The Distributor may engage one or more financial intermediaries. Under the terms of the distribution services agreement by and between the Fund and the Distributor, the Distributor has been engaged to distribute shares of the Fund. The Distributor also is authorized to retain and compensate financial intermediaries to provide ongoing distribution and sales support services as well as investor and shareholder services. In addition, to the extent permitted by applicable law, the Adviser, the AB CarVal Group and the AB Affiliates may make payments to authorized dealers and other financial intermediaries periodically to promote the Fund and/or other products. Such payments would be made out of the Adviser’s, an AB CarVal Group member’s or an AB Affiliate’s assets, or amounts payable to the Adviser, rather than as a separately identified charge to the Fund (such as a distribution and shareholder servicing fee). These payments may compensate intermediaries for, among other things: marketing the Fund and other products; access to the intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other products. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Adviser, the AB CarVal Group or the AB Affiliates may also compensate intermediaries for sub-accounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by such products.
The payments made by the Adviser, the AB Affiliates, or the AB CarVal Group may be different for different intermediaries. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.
To the extent permitted by applicable law, the Fund may invest all or some of its short-term cash investments in any money market fund advised or managed by the Adviser or affiliate of the Adviser. In connection with any such investments, the Fund would pay its share of expenses of a money market fund in which it invests, which may result in the Fund bearing some additional expenses.
Present and future activities of the AB Affiliates and members of the AB CarVal Group, including the Adviser, may give rise to other conflicts of interest, in addition to those described in this section.
While the Adviser will attempt to identify and address conflicts of interest in its investment assessments, there can be no assurance that all such conflicts will be identified or addressed or that such conflicts will not negatively impact the Fund.
The Adviser and AllianceBernstein. As the businesses of the Adviser and its parent company, AllianceBernstein, L.P. (“AB”), operate independently, investors should not, when making an investment decision, rely on the availability of the AB infrastructure, resources or expertise, although the Fund may benefit directly or indirectly from services offered by affiliates of AB that are not part of the AB CarVal Group. Also, AB may want to limit its potential liabilities to third parties and to ensure that the Adviser’s operations are not damaging to the AB organization as a whole.
AB and its clients may make investments that are beyond the scope of the Fund’s investment mandate, but they also may make investments that would be within the scope of the investment mandate of the Fund. AB and its affiliates are not obligated to share any investment opportunity, idea or strategy with the Fund or the Adviser.
AB and its affiliates will periodically come into possession of confidential or material, non-public information. Disclosure of such information within AB is limited to members of working groups with a need for such information only. Therefore, the Fund will not have access to material, non-public information in the possession of AB or its affiliates that might be relevant to an investment decision to be made by the Fund, and the Fund may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. In the event any material, non-public information is disclosed to any of the Adviser’s officers or employees (including in their capacity as a member of a company’s board of directors), any member of the Adviser’s portfolio investment committee or any other person responsible for the affairs of the Fund, the Fund may be prohibited by applicable securities laws and the Adviser’s internal policies from acting upon any such information. Due to these restrictions, the Fund may not be able to make an investment that it otherwise might have made or sell an investment that it otherwise might have sold.

The following is a non-exclusive list of certain transactions or types of transactions in which such conflicts may exist:
Provision of Services. The Adviser and/or the AB CarVal Group may enter into certain other advisory relationships with or otherwise receive services from AB which may provide brokerage services, research products, and other products and services to the Fund or an entity in which the Fund invests. For instance, Sanford C. Bernstein & Co LLC (a registered broker affiliated with AB) may provide research, brokerage or other services to the Adviser and/or individuals associated with the Adviser may be private clients of Bernstein Global Wealth Management. The Adviser could potentially be incentivized to engage its affiliates to provide such services in order to benefit its affiliates, AB, and the fees and other expenses incurred by the Adviser in connection with any such relationships or services (e.g., brokerage fees) may ultimately be borne by the Fund.
Employee Compensation. Certain employees from the Adviser’s legal, compliance and other departments will provide legal and related support or corporate secretarial services to the Adviser in connection with the operational and investment activities of the Fund. The salaries, fees and other expenses paid by the Adviser with respect to such services will be reimbursed by the Fund subject to the limits described herein. Additionally, separate divisions within the AB group may refer certain business and investment opportunities to each other, or otherwise enter into arrangements with each other that could result in fee sharing or other forms of compensation.
Facilitation of Expenses. The Adviser may advance funds for or otherwise facilitate the payment of the Fund’s expenses for the benefit of the Fund, including, but not limited to, operating and other Fund-related expenses. The Adviser will be entitled to seek and receive reimbursement for any such paid amounts.
The relationships among the Fund, the Other Accounts, the Adviser, the AB CarVal Group and AB are complex and dynamic and as the Adviser’s and the Fund’s businesses change over time, the Adviser and its affiliates may be subject, and the Fund may be exposed, to new or additional conflicts of interest. There can be no assurance that this discussion addresses or anticipates every possible current or future conflict of interest that may arise or that is or may be detrimental to the Fund or the Shareholders. You should consult with your own advisers regarding the possible implications on your investment in the Fund of the conflicts of interest described herein.
U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a general summary of certain material U.S. federal income tax considerations regarding the Fund and the purchase, ownership and disposition of Shares. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules, and does not address any state, local, non-U.S. or other tax consequences. Unless otherwise noted, the following discussion applies only to a shareholder that holds Shares as a capital asset and is a U.S. Shareholder. A “U.S. Shareholder” generally is a beneficial owner of Shares who is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust if it (a) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner in a partnership holding Shares should consult the shareholder’s personal advisors with respect to the purchase, ownership and disposition of Shares.
The discussion set forth herein does not constitute tax advice. Current and prospective shareholders are urged to consult their own tax advisor with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund
The Fund intends to qualify to be treated as a RIC under the Code each taxable year. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships”; and (b) meet the Code’s asset diversification test, which requires that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. A “qualified publicly traded partnership” is a partnership (i) whose interests are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof); (ii) that derives less than 90% of its annual income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (iii) that has met the gross income requirements under Code Section 7704(c)(2) such that it will be treated for tax purposes as a partnership.
For purposes of the 90% gross income test, income that the Fund earns from equity interests in certain entities that are not treated as corporations or as qualified publicly traded partnerships for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally have the same character for the Fund as in the hands of such an entity; consequently, the Fund may be required to limit its equity investments in any such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to the Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities.
Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.
As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.
The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from previous years.

The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by doing both of these things. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income.
If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends generally would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders, in each case, subject to certain holing period and other requirements. Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his Shares, and as a capital gain thereafter (if the shareholder holds his Shares as capital assets). A return of capital reduces the basis in the Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of the Shares. Moreover, if the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.
The Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, futures contract or hedged investment in order to mitigate the effect of these rules.
The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.
As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Swap payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands.

Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.
Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund does not expect to be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.
The Fund may invest in shares of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is considered a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general, under the PFIC rules, an “excess distribution” received with respect to PFIC shares is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund generally will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior tax years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior tax years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC shares as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.
The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under one such election (i.e., a “QEF” election), the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Fund may be able to elect to mark its PFIC shares to market, resulting in any unrealized gains at the Fund’s tax year end being treated as though they were recognized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of the PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior tax years with respect to shares in the same PFIC.
Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income, gain or loss with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to the Fund’s shareholders, and which will be recognized by the shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares. Note that distributions from a PFIC are not eligible for the reduced rate of tax on distributions of qualified dividend income as discussed below.
Some of the CLOs in which the Fund may invest may be PFICs, which are generally subject to the tax consequences described above. Investment in certain equity interests of CLOs that are subject to treatment as PFICs for U.S. federal income tax purposes may cause the Fund to recognize income in a tax year in excess of the Fund’s distributions from such CLOs, PFICs and the Fund’s proceeds from sales or other dispositions of equity interests in other CLOs and other PFICs during that tax year. As a result, the Fund generally would be required to distribute such income to satisfy the 90% gross income test described above.
If the Fund holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation of an amount equal to the Fund’s pro rata share of the foreign corporation’s earnings for such tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution to the Fund during such tax year. This deemed distribution is required to be included in the income of certain U.S. shareholders of a CFC, such as the Fund, regardless of whether a U.S. shareholder has made a QEF election with respect to such CFC. The Fund is generally required to distribute such income in order to satisfy the 90% gross income test described above, even to the extent the Fund’s income from a CFC exceeds the distributions from the CFC and the Fund’s proceeds from the sales or other dispositions of CFC stock during that tax year. In general, a foreign corporation will be treated as a CFC for U.S. federal income tax purposes if more than 50% of the shares of the foreign corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a corporation.
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.
Certain of the Fund’s investments may be subject to special U.S. federal income tax provisions that, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower-taxed long-term capital gains into higher-taxed short-term capital gains or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (4) adversely affect when a purchase or sale of shares or securities is deemed to occur, (5) adversely alter the intended characterization of certain complex financial transactions, (6) cause the Fund to recognize income or gain without a corresponding receipt of cash, (7) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (8) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment and (9) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund monitors its investments and may make certain tax elections to mitigate the effect of these provisions.
The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark- to-market, constructive sale or rules applicable to PFICs or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if the Fund elects or is required to accrue such market discount. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or that may make the Fund subject to otherwise avoidable redemption fees or by borrowing the necessary cash, thereby incurring interest expenses.
If the Fund utilizes leverage through the issuance of Preferred Shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Fund’s ability to declare and pay dividends on Shares. Limits on the Fund’s ability to pay dividends on Shares may prevent the Fund from meeting the minimum distribution requirement described above and, as a result, may affect the Fund’s ability to be subject to tax as a RIC or subject the Fund to the excise tax described above. The Fund endeavors to avoid restrictions on its ability to make distribution payments. If the Fund is precluded from making distributions on Shares because of any applicable asset coverage requirements, the terms of Preferred Shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed by the Fund to enable the Fund to satisfy the minimum distribution requirement described above that would enable the Fund to be subject to tax as a RIC, will be paid to the holders of Preferred Shares as a special distribution. This distribution can be expected to decrease the amount that holders of Preferred Shares would be entitled to receive upon redemption or liquidation of such Preferred Shares.

For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. Any such carryforward losses will retain their character as short-term or long-term. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. In the event that the Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.
In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as (i) the sum of the Fund’s excess of post-October foreign currency and PFIC losses over post-October foreign currency and PFIC gains and (ii) the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s deductible expenses in a given taxable year exceed the Fund’s investment company taxable income, the Fund may incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to its shareholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. Due to these limits on deductibility of expenses and net capital losses, the Fund may for tax purposes have aggregate taxable income for several taxable years that the Fund is required to distribute and that is taxable to shareholders even if such taxable income is greater than the net income the Fund actually earns during those taxable years. Any underwriting fees paid by the Fund are not deductible.
The remainder of this discussion assumes that the Fund has qualified for and maintained its treatment as a RIC for U.S. federal income tax purposes and has satisfied the minimum distribution requirement described above.
Taxation of U.S. Shareholders
Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses. Distributions from capital gains generally are made after applying any available capital loss carryforwards. However, if the Fund retains any net capital gains for investment, it will be subject to a corporate tax (currently at a flat rate of 21%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their Shares by an amount equal to the excess of the amount in clause (a) over the amount in clause (b). Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in Shares and regardless of how long a shareholder has held Shares. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income. It is expected that a substantial portion of the Fund’s income will consist of ordinary income. For example, interest and OID derived by the Fund characterized as ordinary income for U.S. federal income tax purposes. In addition, gain derived by the Fund from the disposition of debt instruments with “market discount” (generally, securities with a fixed maturity date of more than one year from the date of issuance acquired by the Fund at a price below the lesser of their stated redemption price at maturity or accreted value, in the case of securities with OID) will be characterized as ordinary income for U.S. federal income tax purposes to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition, unless the Fund makes an election to accrue market discount on a current basis. Distributions made by the Fund to a corporate shareholder will qualify for the dividends-received deduction only to the extent that the distributions consist of qualifying dividends received by the Fund. In addition, any portion of the Fund’s dividends otherwise qualifying for the dividends-received deduction will be disallowed or reduced if the corporate shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its Shares. Distributions of “qualified dividend income” to a non-corporate shareholders will be treated as “qualified dividend income” to such shareholder and generally will be taxed at long-term capital gain rates, provided the shareholder satisfies the applicable holding period and other requirements. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Given the Fund’s investment strategy, it is not expected that a significant portion of the distributions made by the Fund will be eligible for the dividends-received deduction or the reduced rates applicable to qualified dividend income.
Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to ordinary dividends from REITs and certain taxable income from publicly traded partnerships through 2025. Treasury regulations allow the Fund to pass-through the deduction with respect to taxable ordinary dividends from REITs to shareholders. However, currently there is no mechanism to pass through the deductions with respect to income from publicly traded partnerships.
Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his Shares, and as a capital gain thereafter (if the shareholder holds his Shares of the Fund as capital assets). A return of capital reduces the basis in the Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of the Shares.
Shareholders receiving dividends or distributions in the form of additional Shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the Shares received equal to such amount.
Investors considering buying Shares just prior to a dividend or capital gain distribution should be aware that, although the price of Shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues Preferred Shares, the Fund intends to allocate capital gain dividends, if any, between its common Shares and Preferred Shares in proportion to the total dividends paid to each class with respect to such tax year.
The Fund expects to be treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) as a result of either (i) Shares being held by at least 500 persons at all times during a taxable year, (ii) Shares being continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act of 1933, as amended or (iii) Shares being treated as regularly traded on an established securities market. However, there can be no assurance that the Fund will be treated as a publicly offered regulated investment company for all years. If the Fund is not treated as a publicly offered regulated investment company for any calendar year, for purposes of computing the taxable income of non-corporate shareholders, (1) the Fund’s earnings will be computed without taking into account such shareholders’ allocable shares of the management and incentive fees paid to the Adviser and certain of the Fund’s other expenses, (2) each such shareholder will be treated as having received or accrued a distribution from the Fund in the amount of such shareholder’s allocable share of these fees and expenses for such taxable year, (3) each such shareholder will be treated as having paid or incurred such shareholder’s allocable share of these fees and expenses for the calendar year and (4) each such shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such shareholder. For taxable years beginning before 2026, miscellaneous itemized deductions generally are not deductible by a non-corporate shareholder. For taxable years beginning in 2026 or later, miscellaneous itemized deductions generally are deductible by a non-corporate shareholder only to the extent that the aggregate of such shareholder’s miscellaneous itemized deductions exceeds 2% of such shareholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 68 of the Code.
Sale or Exchange of Shares. The repurchase or transfer of Shares may result in a taxable gain or loss to the tendering shareholder. Different tax consequences may apply for tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her Shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and may result in deemed distributions to non-tendering shareholders. On the other hand, shareholders holding Shares as capital assets who tender all of their Shares (including Shares deemed owned by shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the Shares and the shareholder’s adjusted tax basis in the relevant Shares. Such gain or loss generally will be a long-term capital gain or loss if the shareholder has held such Shares as capital assets for more than one year. Otherwise, the gain or loss will be treated as short-term capital gain or loss.
Losses realized by a shareholder on the sale or exchange of Shares held as capital assets for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received (or deemed received, as discussed above) with respect to such Shares. In addition, no loss will be allowed on a sale or other disposition of Shares if the shareholder acquires (including through reinvestment of distributions or otherwise) Shares, or enters into a contract or option to acquire Shares, within 30 days before or after any disposition of such Shares at a loss. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss.
In general, non-corporate shareholders currently are generally subject to a maximum federal income tax rate of either 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate shareholders with net capital losses for a tax year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each tax year. Any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate Shareholders generally may not deduct any net capital losses for a tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.

Reporting to the IRS and to shareholders of adjusted cost basis information is required for covered securities, which generally include shares of a RIC. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.
Tax-Exempt Shareholders. A shareholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation to the extent that it is considered to derive unrelated business taxable income (“UBTI”). Under current law, the Fund serves to block UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if Shares constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (a) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (b) not be offset by otherwise allowable deductions for tax purposes; (c) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (d) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders. If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will be subject to an excise tax equal to the amount of the UBTI.
Backup Withholding. The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and repurchase proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.
Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.
Other Taxes. Dividends, distributions and repurchase proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.
Tax Shelter Reporting. If a shareholder recognizes a loss with respect to the Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Medicare Tax on Net Investment Income. A 3.8% Medicare contribution tax is imposed on taxable net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.
Taxation of Non-U.S. Shareholders
Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, W-8BEN-E or other applicable form may be subject to back-up withholding at the appropriate rate.
Properly reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
In general, U.S. federal withholding tax will not apply to any distributions of net long-term capital gains or any gains realized upon the sale or other disposition of Shares. However, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, Fund distributions to a non-U.S. shareholder attributable to gain from a sale or exchange of a U.S. real property interest and, in the case of a non-U.S. shareholder owning more than 5% of the class of Shares throughout such person’s holding period for the repurchased Shares (or, if shorter, the previous five years) may be treated as real property gain subject to additional taxes or withholding and may result in the non-U.S. shareholder having additional filing requirements.
If the Fund distributes net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. To obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.
A 30% withholding tax is imposed on dividends paid to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Fund and its shareholders. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.
BENEFIT PLAN INVESTOR CONSIDERATIONS
The Fund may accept investments from employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), such as corporate pension plans (each, an “ERISA Plan”); plans and accounts subject to Section 4975 of the Code, such as individual retirement accounts (“IRAs”) and Keogh plans (each, a “Tax-Qualified Plan”); and entities the underlying assets of which include “plan assets” subject to ERISA (together with ERISA Plans and Tax-Qualified Plans, “Benefit Plan Investors”). The Fund may also accept investments from plans, arrangements, and accounts subject to provisions of federal, state, local, or other laws or regulations that are similar to Title I of ERISA or Section 4975 of the Code (“Similar Laws”), such as foreign pension plans, governmental plans, and certain church plans (together with Benefit Plan Investors, “Plans”). Under current law, because the Fund is a registered investment company under the 1940 Act, it is anticipated that the Fund’s assets will not be deemed “plan assets” for purposes of ERISA.
DISTRIBUTIONS
The Fund intends to make a distribution each quarter to its Shareholders of the net investment income of the Fund after payment of Fund operating expenses. The dividend rate may be modified by the Board from time to time.
To the extent that any portion of the Fund’s quarterly distributions are considered a return of capital to Shareholders, such portion would not be considered dividends for U.S. federal income tax purposes and would represent a return of the amounts that such Shareholders invested. Although such return of capital distributions is not currently taxable to Shareholders, such distributions will have the effect of lowering a Shareholder’s tax basis in such Shares, and could result in a higher tax liability when the Shares are sold, even if they have not increased in value, or in fact, have lost value. The Fund’s final distribution for each tax year is expected to include any remaining investment company taxable income and net tax-exempt income (if any) undistributed during the tax year, as well as any undistributed net capital gain realized during the tax year. If the total distributions made in any tax year exceed investment company taxable income, net tax-exempt income (if any) and net capital gain, such excess distributed amount would be treated as ordinary dividend income only to the extent of the Fund’s current and accumulated earnings and profits; any distributions in excess of the Fund’s current and accumulated earnings and profits would generally be treated as a return of capital. This distribution policy, may, under certain circumstances, have adverse consequences to the Fund and its Shareholders because it may result in a return of capital resulting in less of a Shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell securities at a time it would not otherwise do so to manage the distribution of income and gain. The initial distribution will be declared on date determined by the Board.
Each year, a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital) will be furnished to Shareholders subject to IRS reporting. Fund ordinary distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. To the extent that the Fund pays distributions to Shareholders using offering proceeds it receives or borrowings, such distributions may constitute a return of capital.
There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.
As discussed in the “U.S. Federal Income Tax Considerations” section, to qualify for and maintain RIC tax treatment, the Fund is required to distribute on a timely basis with respect to each tax year dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of “investment company taxable income” and net tax-exempt interest income (if any), determined without regard to any deduction for dividends paid, for such tax year. To avoid certain excise taxes imposed on RICs, the Fund is required to distribute in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on December 31 of the calendar year and (3) any ordinary income and capital gain net income for previous calendar years that were not distributed during such calendar years and on which the Fund paid no U.S. federal income tax. The Fund can offer no assurance that it will achieve results that will permit the payment of any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes it to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of the Fund’s borrowings. Any such limitations would adversely impact the Fund’s ability to make distributions to Shareholders.
DISTRIBUTION REINVESTMENT PLAN
The Fund has adopted a distribution reinvestment plan (the “DRIP”) for its Shareholders, which is an “opt out” dividend reinvestment plan. Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to the Transfer Agent. Such written instructions must be received at least 30 days prior to the record date of the distribution or the Shareholder will receive such distribution in shares through the DRIP. Under this plan, if the Fund declares a cash dividend or other distribution, each Shareholder will have their cash distribution automatically reinvested in additional Shares, rather than receiving the cash distribution, unless such Shareholder opts out of the DRIP. Shares will be issued pursuant to the DRIP at their net asset value. There is no sales load or other charge for distributions reinvestment. Participants in the Fund’s DRIP are free to elect or revoke reinstatement in the DRIP within a reasonable time as specified in the plan (generally 30 days). If a Shareholder elects to “opt out” that Shareholder will receive cash dividends or other distributions.
Shareholders who receive dividends and other distributions in the form of Shares generally are subject to the same U.S. federal tax consequences as Shareholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, those Shareholders will not receive cash with which to pay any applicable taxes on reinvested dividends.
Additional information about the reinvestment of distributions may be obtained by calling (800) 221-5672. Direct shareholders can call AllianceBernstein Investor Services, Inc. for additional information about the reinvestment of dividends or capital gains distribution.
ADDITIONAL INFORMATION REGARDING THE DECLARATION OF TRUST AND BYLAWS
The following description of the terms of the Fund and its shares is only a summary. For a complete description, please refer to the Delaware Statutory Trust Act, and the Fund’s Declaration of Trust and Bylaws. The Declaration of Trust and Bylaws are filed with the SEC as exhibits to the Fund’s registration statement, of which this prospectus forms a part.
Outstanding Securities
The following table shows, for each class of authorized securities of the Fund, the amount of (i) shares authorized and (ii) shares outstanding, each as of October 10, 2023:

Title of Class	Authorized	Amount of Shares Held by the Fund for its Account	Amount of Shares Outstanding
Shares of Beneficial Interest Shares	Unlimited	0	10,000
General. The Declaration of Trust provides that the Fund may issue up to an unlimited number of shares.
All of the shares offered by this prospectus will be duly authorized, fully paid and nonassessable.

Shareholders are entitled to receive distributions when authorized by the Board of Trustees and declared by the Fund out of assets legally available for the payment of distributions. Shareholders also are entitled to share ratably in the assets legally available for distribution to the Fund’s shareholders in the event of the Fund’s liquidation, dissolution or winding up, after payment of, or adequate provision for, all of the Fund’s known debts and liabilities. These rights are subject to the preferential rights of any other class of the Fund.
Each outstanding share entitles the holder to one vote on all matters submitted to a vote of shareholders, including the election of Trustees.
Preferred Shares. Although the Fund has no intention of issuing preferred Shares (“Preferred Shares”) within one year of the date of this Prospectus, the Fund may offer Preferred Shares as a means of providing leverage to the Fund in an aggregate amount of up to 50% of the Fund’s total assets immediately after such issuance.
Number of Trustees; Vacancies. The Declaration of Trust provides that the number of Trustees shall be determined by a majority of the Trustees then in office. As set forth in the Declaration of Trust, a Trustee’s term of office shall continue until the earlier of the election of his or her successor, or his or her death, resignation or removal. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Trustees then in office. To the extent that the 1940 Act requires that Trustees be elected by Shareholders, any such Trustees will be elected by a plurality of all Shares voted at a meeting of Shareholders at which a quorum is present.
Removal of Trustees. The Fund’s Declaration of Trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the Declaration of Trust) with or without cause at any time by a written instrument signed by at least two-thirds (2/3) of the remaining Trustees or at a meeting by action of at least two-thirds (2/3) of the remaining Trustees.
Amendments to the Fund’s Declaration of Trust and Bylaws. Subject to the provisions of the 1940 Act, pursuant to the Declaration of Trust, the Board may amend the Declaration of Trust without any vote of Shareholders. Pursuant to the Declaration of Trust and bylaws, the Board has the exclusive power to amend or repeal the bylaws or adopt new bylaws at any time.
Classes of Shares. The Declaration of Trust permits the Board of Trustees to establish multiple classes of shares in the Fund, with each class having the relative rights and preferences set forth in the Declaration of Trust and the prospectus for such class, unless otherwise provided in the resolution or other document establishing the class. The shares offered through this prospectus represent the only class of Fund shares existing as of the date of this prospectus. Subject to any necessary regulatory approvals, additional classes of shares may be established and offered in the future. The establishment of additional classes is not expected to affect the rights and preferences of the class of shares offered in this prospectus.
Quorum. The Bylaws provide that the presence of shareholders entitled to cast thirty-three and one-third percent (33 1/3%) of the shares entitled to vote on a matter, present in person or represented by proxy, constitutes a quorum unless applicable law provides otherwise. However, because the Bylaws may be amended by the Board of Trustees, the Board of Trustees has the power to specify another quorum requirement. The power to adjust the quorum requirement could enable the Board of Trustees to prevent some shareholders from soliciting proxies and then refusing to attend the meeting in order to prevent a quorum.
Calling of Meetings of Shareholders. The Bylaws provide that meetings of shareholders may be called as required by the Declaration of Trust and by the Board of Trustees. The Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the Secretary of the Fund upon the written request of shareholders entitled to cast not less than fifty percent (50%) of all the votes entitled to be cast at such meeting. Annual meetings of shareholders of the Fund will not be held unless otherwise required by the 1940 Act, the Declaration of Trust or the Bylaws.

REPORTS TO SHAREHOLDERS
The Fund will prepare and transmit to shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period covered by the report, or as otherwise required by the 1940 Act.
As soon as practicable after the end of each calendar year, in the case of U.S. Shareholders, an annual IRS Form 1099-DIV or IRS Form 1099-B, if required, and, in the case of non-U.S. Shareholders, an annual IRS Form 1042-S will be furnished to Shareholders subject to the IRS reporting.
TERM
The Fund’s term is indefinite and will continue until the Fund has been dissolved and terminated under the terms of the Fund’s Declaration of Trust or Bylaws.
FISCAL YEAR
For accounting and tax purposes, the Fund’s fiscal year and tax is the 12-month period ending on June 30.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees has selected KPMG as the independent registered public accounting firm of the Fund. KPMG is responsible for the auditing of the annual financial statements of the Fund. KPMG’s principal business address is KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN 55402-3903.
LEGAL COUNSEL
Dechert LLP, Cira Centre, 2929 Arch Street, Philadelphia, PA 19104-2808, is counsel to the Fund.
BENEFICIAL OWNERS
To the knowledge of the Fund and except as noted below, no person or entity owned, beneficially or of record, 5% or more of the Fund’s outstanding Shares as of September 29, 2023.
AB CarVal Investors, L.P. has provided an initial investment in the Fund. For so long as AB CarVal Investors, L.P. has a greater than 25% interest in the Fund, AB CarVal Investors, L.P. may be deemed be a “control person” of the Fund for purposes of the 1940 Act.
INQUIRIES AND FINANCIAL INFORMATION
Inquiries concerning the Fund and the shares (including information concerning subscription and withdrawal procedures) should be directed to your financial advisor or to (800) 221-5672.
Shareholders may request a copy of the annual report at no charge by calling the Fund at the telephone number indicated above during regular business hours. The Fund’s annual report and semi-annual report, when published, will be available free of charge via hyperlink at https:///www.ABFunds.com.
SUPPLEMENTAL FINANCIAL INFORMATION
A table showing the fees and expenses of the Fund after giving effect to the proposed reorganization of the Predecessor Fund into the Fund is included in the Prospectus. The reorganization will not result in a material change to the Predecessor Fund’s investment portfolio due to the investment restrictions of the Fund. As a result, a schedule of investments of the Predecessor Fund modified to show the effects of such change is not required and is not included. There are no material differences in the accounting policies of the Predecessor Fund as compared to those of the Fund. Appendix B to this Prospectus provides financial information regarding the Predecessor Fund, which is expected to reorganize with and into the Fund. The financial statements of the Predecessor Fund as of December 31, 2022 have been audited by KPMG. Unaudited financial statements of the Predecessor Fund as of June 30, 2023 are also provided.

FINANCIAL STATEMENTS

KPMG LLP 4200 Wells Fargo Center 90 South Seventh Street Minneapolis, MN 55402
Report of Independent Registered Public Accounting Firm
To the Shareholder and Board of Trustees
AB CarVal Opportunistic Credit Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of AB CarVal Opportunistic Credit Fund (the Fund) as of September 22, 2023, the related statements of operations and changes in net assets for the period December 20, 2022 (inception) through September 22, 2023, and the related notes (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 22, 2023, and the results of its operations and changes in its net assets for the period December 20, 2022 through September 22, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the Fund’s auditor since 2023.
Minneapolis, Minnesota
October 6, 2023

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

AB CarVal Opportunistic Credit Fund
Statement of Assets and Liabilities
September 22, 2023

Assets
Cash	$100,000
Deferred offering costs	427,897
Receivable due from Adviser – organizational expenses	544,505

Total assets	1,072,402

Liabilities
Payable to Adviser – offering costs	427,897
Payable to Adviser – organizational expenses	544,505

Total liabilities	972,402

Net Assets	$100,000

Composition of Net Assets:
Paid‑in capital	$100,000

Net Assets	$100,000

Net Asset Value Per Share – unlimited shares authorized, no par value (based on 10,000 shares outstanding)	$10.00
See notes to financial statements.

AB CarVal Opportunistic Credit Fund
Statement of Operations
For the period December 20, 2022 (Inception) to September 22, 2023

Expenses
Organizational expenses	$544,505

Total expenses	544,505

Less: expenses waived or reimbursed by the Adviser	(544,505)

Net expenses	$—

See notes to financial statements.

AB CarVal Opportunistic Credit Fund
Statement of Changes in Net Assets
For the period December 20, 2022 (Inception) to September 22, 2023

Capital Stock Transactions
Net increase	$100,000

Net Assets
Beginning of period	—

End of period	$100,000

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
Note A
Formation and Organization
The AB CarVal Opportunistic Credit Fund (the “Fund”) which was formed on December 20, 2022, is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 as a non‑diversified, closed‑end management investment company, that intends to operate as an interval fund. The Fund offers Advisor Class shares. The Fund has applied for exemptive relief from the Securities and Exchange Commission (“SEC”) to issue multiple classes of shares, however this relief has not yet been granted. Upon receiving this relief, the Fund intends to offer Class A, Class C and Class U shares (collectively referred to along with the Advisor Class as “Shares”), which will be subject to different fees and expenses than the Advisor Class. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. The Fund has had no operations to date other than matters relating to its organization and registration and the sale and issuance of 10,000 common shares of beneficial interest to the Fund’s investment adviser, on September 22, 2023.
The investment adviser to the Fund is AB CarVal Investors, L.P. (the “Adviser”), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Subject to the supervision of the Board of Trustees (the “Board”), the Adviser is responsible for the day‑to‑day selection of investments for the Fund.
The Fund’s investment objective is to seek to maximize total return, consisting of current income and capital appreciation. The Fund intends to invest at least 80% of its net assets plus any borrowings for investment purposes in a portfolio of credit investments, which include directly originated debt investments, syndicated debt positions acquired in the primary and secondary markets and structured investments. Upon commencement of operations, the Fund intends to acquire its initial credit investments from a private fund managed by the Adviser through a reorganization.
Note B
Significant Accounting Policies
The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies. The Fund maintains its financial records in U.S. dollars. The following is a summary of significant accounting policies followed by the Fund.
1. Organizational and Offering Costs
Organizational and offering costs of the Fund are initially being paid by the Adviser on behalf of the Fund. Organizational costs may include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services, statutory seed audit and other fees pertaining to the Fund’s organization. Any organizational costs paid by the Adviser will be recorded as a Payable to Adviser – organizational expenses in the Statement of Assets and Liabilities. These costs are expensed as incurred by the Fund.
Offering costs may include, among other things, legal, printing and other expenses pertaining to the offering of the Fund. Any offering costs paid by the Adviser will be recorded as a Payable to Adviser – deferred offering costs in the Statement of Assets and Liabilities and will be accounted for as a deferred charge until commencement of operations. Thereafter, these offering costs will be amortized over 12 months on a straight-line basis. Ongoing offering costs will be amortized over the shorter of the offering period or 12 months on a straight-line basis.
The Adviser will reimburse the Fund’s organizational costs and the initial offering costs associated with the Fund’s continuous offering of Shares pursuant to the expense limitation agreement, as described in Note C, between the Fund and the Adviser. The Adviser may recoup from the Fund any waived amount or reimbursed expenses with respect to the Fund pursuant to the expense limitation agreement if such recoupment does not cause the Fund to exceed the current expense limit or the expense limit in place at the time of the waiver or reimbursement, and the recoupment is made within three years from the date the amount was initially waived or reimbursed.

As of September 22, 2023, organizational expenses of approximately $544,505 have been incurred by the Adviser and may be subject to future reimbursement by the Fund.
As of September 22, 2023, deferred offering costs of $427,897 have been incurred by the Adviser and may be subject to future reimbursement by the Fund.
2. Taxes
The Fund intends to elect to be taxed as a regulated investment company (“RIC”) under the requirements of the Internal Revenue Code. To qualify as a RIC, the Fund must meet certain organizational and operational requirements around income and asset diversification as described in the Internal Revenue Code. As required to be a RIC, the Fund intends to distribute to its shareholders at least (i) 90% of its investment company taxable income (including certain adjustments) and (ii) 90% of its net tax‑exempt income for the taxable year. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. The Fund will be subject to income tax on any taxable income or gains that it does not distribute to its shareholders.
The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.
3. Cash and Cash Equivalents
Cash and cash equivalents consists primarily of bank deposits.
4. Fund Valuation
Upon commencement of operations, the net asset value (“NAV”) of the Fund’s Shares will be calculated daily on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session. NAV per Share is calculated by dividing the value of the Fund’s total assets minus liabilities by the total number of Shares outstanding.
5. Issuance of Shares
The Fund will initially offer one class of shares, Advisor Class shares, however, the Fund has applied for exemptive relief from the SEC to issue additional share classes.
Subscriptions will be accepted by the Fund when an executed subscription agreement is received and the Fund has made a determination the investor satisfies all of the terms and conditions of the subscription agreement. An investor will become a Shareholder, and the shares will be issued as of the date of settlement. The number of shares issued to an investor will be calculated based on the NAV per Share in effect on the date the Fund receives the subscription.
As no public market exists for the shares currently, Shareholders will not be able to liquidate their investment, other than through the Fund’s share repurchase program.
6. Repurchase of Shares
The Fund intends to conduct quarterly repurchase offers to repurchase between 5% and 25% of its outstanding Shares at NAV, as determined by the Board. The quarterly repurchases will commence in the months of January, April, July and October.
The Fund will determine the NAV applicable to repurchases on the repurchase request deadline. The Fund expects to distribute payment to Shareholders between one and three business days after the repurchase pricing date.
If Shareholders tender for repurchase more than the repurchase offer amount determined by the Board, the Fund will repurchase the Shares on a pro‑rata basis.

7. Distributions
The Fund has adopted a distribution reinvestment plan (the “DRIP”) for its Shareholders, which is an “opt out” dividend reinvestment plan. Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. Under this plan, if the Fund declares a cash dividend or other distribution, each Shareholder will have their cash distribution automatically reinvested in additional Shares, rather than receiving the cash distribution, unless such Shareholder opts out of the DRIP. Shares will be issued pursuant to the DRIP at their NAV. If a Shareholder has elected to “opt out” that Shareholder will receive cash dividends or other distributions.
The Fund intends to make a distribution each quarter to its Shareholders of the net investment income of the Fund after payment of Fund operating expenses, as required by the rules to maintain its status as a RIC.
Note C
Advisory Fee and Other Transactions with Affiliates
Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.50% of the Fund’s average daily net assets.
The Adviser and the Fund entered into an expense limitation agreement. Pursuant to the expense limitation agreement, the Adviser has contractually agreed to reimburse expenses (exclusive of management fees, distribution and/or servicing fees, investment-related expenses, borrowing costs, borrowing related costs, taxes, brokerage expenses, litigation, acquired fund fees and expenses, and extraordinary expenses) (and inclusive of organizational and initial offering costs) to the extent necessary to limit total annual fund operating expenses to 0.48% of the Fund’s average daily net assets. The Adviser may recoup from the Fund any waived amount or reimbursed expenses with respect to the Fund pursuant to the expense limitation agreement if such recoupment does not cause the Fund to exceed the current expense limit or the expense limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years from the date the amount was initially waived or reimbursed.
AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of AllianceBernstein, L.P., acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and repurchase of Fund Shares and disburses dividends and other distributions to Fund Shareholders.
Note D
Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Appendix A
PROXY VOTING POLICY AND PROCEDURES
Policy Version Adopted: 08/02/2022
Last Reviewed: 8/2/2022
Responsible for Content: Compliance
Policy Objectives
The aims of this Policy are to clarify AB CarVal’s process for voting proxies, ensure that AB CarVal votes proxies in the best interests of its funds, and establish procedures for responding to investor requests regarding proxy votes.
Policy Overview
AB CarVal will strive to vote proxies in a manner that maximizes value for its funds. This Policy addresses a range of matters, including:

•	Procedures to receive and assess proxy voting materials, including identifying and resolving conflicts of interest.

•	Procedures to submit and maintain records of proxy votes.

•	Notice of class actions. AB CarVal will determine whether it is in the best interest of the funds to participate in or opt out of any class action settlements.

•	Procedures for responding to requests by investors to review proxy votes. All such requests must be reported promptly to the Compliance Department and the Head of Capital Formation.

•	Disclosures in Form ADV.

•	AB CarVal’s policy to reveal to investors (but not unrelated third parties) how it has voted on a proxy, but only after the proxies have been counted at a shareholders’ meeting.

•
Employees’ obligation to inform Compliance if they receive a solicitation to vote proxies on behalf of the funds, or if a person inside or outside of AB CarVal attempts to influence proxy voting in a manner inconsistent with this Policy.

Policy
A. Issue
Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to investor securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its funds. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to Investors upon request. Lastly, the Rule requires that the adviser disclose to investors how they may obtain information on how the adviser voted their proxies. AB CarVal votes proxies for its funds, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.
B. Risks
In developing this policy and procedures, AB CarVal considered numerous risks associated with its voting of investor proxies. This analysis includes risks such as:

•	Proxies are not voted in the best interests of the funds.

•	Proxies are not identified and voted in a timely manner.

•	Conflicts between AB CarVal’s interests and those of the Funds are not identified and, as a result, proxies are not voted appropriately.

A‑1

•	Proxy voting records and investor requests to review proxy votes are not maintained.

•	Decisions about how to vote proxies are influenced inappropriately by AB CarVal employees or other persons who solicit AB CarVal to vote in a particular way.
AB CarVal has established the following guidelines in order to mitigate these risks.
C. Principles and Procedures
Proxies are an asset, which should be treated by AB CarVal with the same care, diligence, and loyalty as any other asset. Accordingly, it is the policy of AB CarVal to vote proxies in the interest of maximizing value for AB CarVal’s Funds. The following principles and procedures serve this overarching policy aim.

1.	To ensure that it is aware of all proxies, AB CarVal shall ensure that it is the designated party to receive proxy voting materials from companies, intermediaries, prime brokers, and brokers.

2.	The operations team shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner.

3.
AB CarVal shall reasonably assess any material conflicts between AB CarVal’s interests and those of its funds with respect to proxy voting by considering the situations identified in AB CarVal’s Conflicts of Interest Policy. If the investment team or operations team has identified a conflict of interest, the Compliance Department should be notified promptly, and the following process will be followed:

1.
The investment team shall identify the issuer and proposal to be considered, the conflict of interest that has been detected, the vote that they believe is in the interest of the respective fund, and the reasons for this conclusion.

2.
Compliance will then consider the proposal by reviewing the proxy voting materials and any additional documentation necessary in determining the appropriate vote. AB CarVal will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short- and long-term implications of the proposal to be voted on when considering the optimal vote.

4.
AB CarVal is not required to vote every proxy but shall at no time ignore or neglect its proxy voting responsibilities. There may be times when abstaining from voting is in the best interest of a fund, such as when AB CarVal’s analysis of a particular proxy reveals that the cost of voting the proxy may exceed the expected benefit to the fund (e.g., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person). The rationale for “abstain” votes will be documented and the documentation will be maintained.

5.	The operations team shall submit proxy votes in a timely manner through Broadridge or the relevant prime brokerage, with the choice of voting channel at the discretion of the operations team.

6.
For all proxies voted through Broadridge, the operations team is able to pull a summary of all votes cast for a specified time period off of the Broadridge website. The operations team will maintain records of votes cast outside of Broadridge, including the following information:

1.	The name of the issuer of the portfolio security;

2.	The exchange ticker symbol of the portfolio security;

3.	The CUSIP number for the portfolio security;

4.	The shareholder meeting date;

5.	The number of shares AB CarVal is voting on firm-wide;

6.	A brief identification of the matter voted on;

7.	Whether the matter was proposed by the issuer or by a security holder;

8.	Whether or not AB CarVal cast its vote on the matter;

9.	How AB CarVal cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

10.	Whether AB CarVal cast its vote with or against management.

7.
The operations team will maintain any document created by AB CarVal that was material to making a proxy voting decision, or that memorialized the basis of such a decision, for a period of not less than six (6) years, the first two (2) years at its principal place of business. In the event that AB CarVal votes the same proxy in two directions, it shall maintain documentation to support its voting.

A‑2

D. Procedures for AB CarVal’s Receipt of Class Action Notices
AB CarVal recognizes that as a fiduciary it has a duty to act with the highest obligation of good faith, loyalty, fair dealing and due care.
If class action documents are received by AB CarVal on behalf of its Funds, AB CarVal will ensure that the funds either participate in, or opt out of, any class action settlements received. The investment professional responsible for managing the investment in the company will determine the action to be taken in response to class action notices, based on the best interests of the funds. If AB CarVal opts out of a class action settlement, AB CarVal will maintain documentation of any cost/benefit analysis to support its decision.
E. Disclosures to Clients and Investors
AB CarVal includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that clients and investors can obtain a copy of these policies and procedures and information about how proxies were voted by contacting ADVrequest@carval.com. Any request for information about proxy voting or class actions should be forwarded promptly to the Compliance Department and Head of the Capital Formation Group. The Capital Formation Group will record the identity of the investor, the date of the request, and the action taken as a result of the request, in a suitable place.
Any report disseminated to an investor will contain the following legend:
“This report contains the full proxy voting record of AB CarVal. If securities of a particular issuer were held by the Fund on the date of the shareholder meeting indicated, the proxy was voted in the direction indicated.”
As a matter of policy, AB CarVal does not disclose how it may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholders’ meeting. AB CarVal does not disclose the way it voted proxies to unrelated third parties without a legitimate need to know such information.
F. Proxy Solicitation and Attempts to Influence Proxy Voting
Employees must promptly inform the Compliance Department of the receipt of any solicitation from any person to vote proxies on behalf of funds. At no time may any employee accept any remuneration in the solicitation of proxies. The Compliance Department shall handle all responses to such solicitations. Employees shall promptly report to the Compliance Department any attempts by others within AB CarVal to influence the voting of proxies in a manner that is inconsistent with this Policy. Further, employees shall report to Compliance any attempts by persons or entities outside AB CarVal to influence the voting of fund proxies. The Compliance Department may then elect to report the attempt to senior executives and/or the Audit and Compliance Committee.

A‑3

Appendix B

Independent Auditors’ Report
The Partners
CarVal Global Credit Fund:
Opinion
We have audited the combined schedule of investments of CarVal GCF Master Fund I LP, CarVal GCF Master Fund II LP, and CarVal GCF Master Fund III, LLC (the Master Portfolio) as of December 31, 2022 and the related notes to the combined schedule of investments.
In our opinion, the accompanying combined schedule of investments presents fairly, in all material respects, the investments of the Master Portfolio as of December 31, 2022 in accordance with U.S. generally accepted accounting principles.
Basis for Opinion
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Combined Schedule of Investments section of our report. We are required to be independent of the Master Portfolio and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Responsibilities of Management for the Combined Schedule of Investments
Management is responsible for the preparation and fair presentation of the combined schedule of investments in accordance with U.S. generally accepted accounting principles, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined schedule of investments that are free from material misstatement, whether due to fraud or error.
In preparing the combined schedule of investments, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Master Portfolio’s ability to continue as a going concern for one year after the date that the combined schedule of investments is issued.
Auditors’ Responsibilities for the Audit of the Combined Schedule of Investments
Our objectives are to obtain reasonable assurance about whether the combined schedule of investments is free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the combined schedule of investments.

B‑1

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•
Identify and assess the risks of material misstatement of the combined schedule of investments, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the combined schedule of investments.

•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master Portfolio’s internal control. Accordingly, no such opinion is expressed.

•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the combined schedule of investments.

•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Master Portfolio’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.
/s/ KPMG LLP
Minneapolis, Minnesota
October 27, 2023

B‑2

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

	Reference Rate					Principal Amount	U.S. $ Fair
Issuer	(See Glossary)	Spread	Interest Rate	Maturity Date	Currency	(000)	Value (000)	Footnotes
Investments, at fair value (97.6%)
Corporate Securities (37.4%)
Bank Debt (5.6%)
Alternative Energy (0.0%)
ALTO MAIPO S.P.A	N/A		0.00%	10/15/2062	USD	261	91	(D)(F)

							91

Auto/Motor Carrier (1.2%)
CARNABY INVENTORY III, LLC	TSFR1M	13.63%	17.75%	7/6/2025	USD	2,400	2,345	(D)(G)
FIRST BRANDS GROUP LLC	TSFR1M	14.00%	18.12%	5/31/2025	USD	1,260	1,218	(D)(G)

							3,563

Communications (0.8%)
CVI AUSTRAL LLP	FIXED RATE		6.00%	5/31/2021	USD	78	22	(B)(D)(H)
CVI AUSTRAL LLP	FIXED RATE		6.00%	5/31/2021	USD	326	99	(B)(D)(H)
FACUNDO PRADO	FIXED RATE		8.50%	1/23/2023	USD	47	47	(D)
SUPERCANAL S.A.	FIXED RATE		9.00%	1/7/2023	USD	152	145	(D)(H)
SUPERCANAL S.A.	FIXED RATE		9.00%	1/7/2023	USD	2,046	1,940	(D)(H)

							2,253

Consumer (0.4%)
TEKMOVIL LLC	FIXED RATE		15.50%	10/22/2023	USD	840	840	(D)
TEKMOVIL LLC	FIXED RATE		15.50%	10/22/2023	USD	300	299	(D)

							1,139

Energy (0.0%)
CAL DIVE INTERNATIONAL, INC.	USD3MLIBOR	6.75%	6.87%	1/26/2016	USD	866	—	(B)(D)(G)(I)

							—

Leisure/Entertainment (0.4%)
HRNI HOLDINGS, LLC	USD1MLIBOR	4.25%	7.45%	11/19/2028	USD	1,177	1,088	(G)

							1,088

Real Estate/Construction (0.0%)
ACCORINVEST GROUP SA	EURIBOR3M	3.40%	5.37%	12/10/2025	EUR	67	57	(G)

							57

Retailing (2.8%)
DISTRIBUIDORA INTERNACIONAL DE ALIMENTACION S.A.	FIXED RATE		3.00%	12/31/2025	EUR	62	55
DISTRIBUIDORA INTERNACIONAL DE ALIMENTACION S.A.	EURIBOR3M	3.00%	4.97%	12/31/2025	EUR	234	208	(G)
DISTRIBUIDORA INTERNACIONAL DE ALIMENTACION S.A.	EURIBOR3M	3.00%	4.97%	12/31/2025	EUR	78	69	(G)
DISTRIBUIDORA INTERNACIONAL DE ALIMENTACION S.A.	EURIBOR3M	3.00%	4.97%	12/31/2025	EUR	312	277	(G)
DISTRIBUIDORA INTERNACIONAL DE ALIMENTACION S.A.	EURIBOR3M	3.00%	4.97%	12/31/2025	EUR	304	270	(G)
STEENBOK LUX FINCO 1 S.A R.L.	FIXED RATE		10.00%	6/30/2023	EUR	14	14
STEENBOK LUX FINCO 1 S.A R.L.	FIXED RATE		10.75%	6/30/2023	EUR	7,467	5,034
STEENBOK LUX FINCO 1 S.A R.L.	FIXED RATE		7.88%	6/30/2023	EUR	1,482	1,571
STEINHOFF LUX FINCO A1	FIXED RATE		10.00%	6/30/2023	EUR	798	369

							7,867

Utilities (0.0%)
DESARROLLADORA ENERG TICA S.A.	FIXED RATE		2.50%	6/30/2024	USD	134	81	(D)(H)

							81

Total Bank Debt (cost $17,443)							16,139

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

	Reference Rate					Principal Amount	U.S. $ Fair
Issuer	(See Glossary)	Spread	Interest Rate	Maturity Date	Currency	(000)	Value (000)	Footnotes
Investments, at fair value (continued)
Corporate Securities (continued)
Bonds (21.8%)
Agriculture (1.2%)
BBFI LIQUIDATING TRUST	N/A		0.00%	12/30/2099	USD	5,483	2,913	(D)(F)
BBFI LIQUIDATING TRUST	FIXED RATE		25.00%	2/17/2023	USD	467	467	(D)

							3,380

Alternative Energy (1.3%)
ALTO MAIPO S.P.A	FIXED RATE		4.00%	6/30/2040	USD	284	199	(D)
BRISCOE WIND FARM, LLC	FIXED RATE		13.00%	8/16/2024	USD	501	489	(D)
CYPRESS CREEK RENEWABLES HOLDINGS, LLC	FIXED RATE		9.06%	2/9/2029	USD	485	489	(C)(D)
GREEN PASTURES WIND I, LLC	FIXED RATE		13.00%	8/16/2024	USD	546	534	(D)
GREEN PASTURES WIND II, LLC	FIXED RATE		13.00%	8/16/2024	USD	682	667	(D)
INDIA CLEANTECH ENERGY	FIXED RATE		4.70%	8/10/2026	USD	273	234
SUNNOVA ENERGY CORPORATION	FIXED RATE		5.88%	9/1/2026	USD	1,187	1,055	(A)

							3,667

Building/Construction Products (0.6%)
COUNTRY GARDEN HOLDINGS COMPANY LIMITED	FIXED RATE		2.70%	7/12/2026	USD	102	58
COUNTRY GARDEN HOLDINGS COMPANY LIMITED	FIXED RATE		4.20%	2/6/2026	USD	331	202
COUNTRY GARDEN HOLDINGS COMPANY LIMITED	FIXED RATE		5.40%	5/27/2025	USD	34	23
COUNTRY GARDEN HOLDINGS COMPANY LIMITED	FIXED RATE		5.13%	1/17/2025	USD	114	76
COUNTRY GARDEN HOLDINGS COMPANY LIMITED	FIXED RATE		5.63%	12/15/2026	USD	109	65
COUNTRY GARDEN HOLDINGS COMPANY LIMITED	FIXED RATE		3.13%	10/22/2025	USD	516	314
COUNTRY GARDEN HOLDINGS COMPANY LIMITED	FIXED RATE		5.13%	1/14/2027	USD	68	39
COUNTRY GARDEN HOLDINGS COMPANY LIMITED	FIXED RATE		6.50%	4/8/2024	USD	97	73
LOGAN GROUP CO LIMITED	FIXED RATE		4.25%	7/12/2025	USD	354	79	(B)
LOGAN GROUP CO LIMITED	FIXED RATE		4.50%	1/13/2028	USD	24	5	(B)
LOGAN GROUP CO LIMITED	FIXED RATE		6.50%	7/16/2023	USD	579	130	(B)
LOGAN GROUP CO LIMITED	FIXED RATE		7.50%	8/25/2022	USD	355	80	(B)
LOGAN GROUP CO LIMITED	FIXED RATE		5.25%	10/19/2025	USD	613	137	(B)
LOGAN GROUP CO LIMITED	FIXED RATE		4.85%	12/14/2026	USD	21	5	(B)
LOGAN GROUP CO LIMITED	FIXED RATE		5.25%	2/23/2023	USD	101	23	(B)
LOGAN GROUP CO LIMITED	FIXED RATE		4.70%	7/6/2026	USD	24	5	(B)
LOGAN GROUP CO LIMITED	FIXED RATE		5.75%	1/14/2025	USD	1,337	299	(B)

							1,613

Collateralized Loan Obligations (1.5%)
CARVAL CLO LTD	N/A		0.00%	4/20/2119	USD	804	471	(D)(H)(K)
CARVAL CLO LTD	N/A		0.00%	10/15/2034	USD	250	222	(D)(H)(K)
CARVAL CLO LTD	N/A		0.00%	10/15/2034	USD	518	461	(D)(H)(K)
CARVAL CLO LTD	N/A		0.00%	7/16/2118	USD	5,140	3,118	(D)(H)(K)

							4,272

Communications (1.7%)
ALTICE FRANCE	FIXED RATE		5.88%	2/1/2027	EUR	1,330	1,238
DIAMOND SPORTS GROUP LLC / DIAMOND SPORTS FINANCE CO	FIXED RATE		5.38%	8/15/2026	USD	8,734	1,026	(A)(B)
DIAMOND SPORTS GROUP LLC / DIAMOND SPORTS FINANCE CO	FIXED RATE		6.63%	8/15/2027	USD	926	11	(A)(B)
INTELSAT JACKSON HOLDINGS S.A	FIXED RATE		6.50%	3/15/2030	USD	2,045	1,833	(A)
TELECOM ARGENTINA S.A.	FIXED RATE		8.00%	7/18/2026	USD	685	641

							4,749

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

	Reference Rate					Principal Amount	U.S. $ Fair
Issuer	(See Glossary)	Spread	Interest Rate	Maturity Date	Currency	(000)	Value (000)	Footnotes
Investments, at fair value (continued)
Corporate Securities (continued)
Bonds (continued)
Consumer (2.0%)
STONEGATE PUB COMPANY FINANCING 2019 PLC	FIXED RATE		8.00%	7/13/2025	GBP	493	529
STONEGATE PUB COMPANY FINANCING 2019 PLC	FIXED RATE		8.25%	7/31/2025	GBP	4,915	5,350

							5,879

Energy (0.4%)
KCA DEUTAG UK FINANCE PLC	FIXED RATE		9.88%	12/1/2025	USD	561	526	(A)
KCA DEUTAG UK FINANCE PLC	FIXED RATE		9.88%	12/1/2025	USD	182	170
SHELF DRILLING HOLDINGS, LTD.	FIXED RATE		8.88%	11/15/2024	USD	416	408	(A)

							1,104

Financial Services (4.5%)
BANK OF CYPRUS HOLDINGS PUBLIC LIMITED COMPANY	FIXED RATE		12.50%		EUR	2,808	2,915	(C)(E)
BANK OF CYPRUS HOLDINGS PUBLIC LIMITED COMPANY	FIXED RATE		6.63%	10/23/2031	EUR	271	246
CREDIT SUISSE GROUP AG	FIXED RATE		6.25%		USD	1,126	873	(E)
CREDIT SUISSE GROUP AG	FIXED RATE		7.00%	9/30/2027	GBP	234	266
CREDIT SUISSE GROUP AG	FIXED RATE		7.38%	9/7/2033	GBP	1,012	1,108
DEUTSCHE BANK AG	FIXED RATE		7.13%		GBP	800	866	(E)
DEUTSCHE BANK AG	FIXED RATE		7.50%	4/30/2025	USD	1,400	1,309
FUERSTENBERG CAPITAL DRITTE GMBH	FIXED RATE		1.50%		EUR	1,400	1,072	(D)(E)
FUERSTENBERG CAPITAL ERSTE GMBH	FIXED RATE		2.66%		EUR	21	16	(E)
FUERSTENBERG CAPITAL II. GMBH	FIXED RATE		5.63%		EUR	762	588	(E)
METRO BANK PLC	FIXED RATE		5.50%	6/26/2028	GBP	1,325	894
METRO BANK PLC	FIXED RATE		9.50%	10/8/2025	GBP	2,696	2,493
DEUTSCHE BANK AKTIENGESELLSCHAFT	FIXED RATE		6.00%		USD	600	510	(E)

							13,156

Health Care (0.4%)
SELECT MEDICAL CORPORATION	FIXED RATE		6.25%	8/15/2026	USD	249	237	(A)
TENET HEALTHCARE CORPORATION	FIXED RATE		6.13%	10/1/2028	USD	975	874	(A)

							1,111

Leisure/Entertainment (0.1%)
CARNIVAL HOLDINGS BERMUDA LTD	FIXED RATE		10.38%	5/1/2028	USD	226	232	(A)
GOLDEN ENTERTAINMENT, INC.	FIXED RATE		7.63%	4/15/2026	USD	27	27	(A)

							259

Mining/Metals (1.1%)
OMKARA ASSETS RECONSTRUCTION PRIVATE LIMITED	FIXED RATE		16.20%	12/27/2030	INR	39,000	471	(D)
OMKARA‑PS 11/2020‑21 TRUST	FIXED RATE		16.20%	12/30/2025	INR	124,000	1,499	(D)
OMKARA‑PS 12/2020‑21 TRUST	FIXED RATE		16.20%	12/30/2025	INR	97,000	1,173	(D)

							3,143

Real Estate/Construction (0.7%)
ADLER GROUP S.A.	FIXED RATE		2.75%	11/13/2026	EUR	600	252
ADLER GROUP S.A.	FIXED RATE		2.25%	4/27/2027	EUR	700	256
ADLER GROUP S.A.	FIXED RATE		3.25%	8/5/2025	EUR	100	43
AGPS BONDCO PLC	FIXED RATE		2.25%	1/14/2029	EUR	3,200	1,105
AGPS BONDCO PLC	FIXED RATE		1.88%	1/14/2026	EUR	800	338

							1,994

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

	Reference Rate (See					Principal Amount	U.S. $ Fair
Issuer	Glossary)	Spread	Interest Rate	Maturity Date	Currency	(000)	Value (000)	Footnotes
Investments, at fair value (continued)
Corporate Securities (continued)
Bonds (continued)
Retailing (1.3%)
EG GLOBAL FINANCE PLC	FIXED RATE		8.50%	10/30/2025	USD	763	712	(A)
HOLDIKKS	FIXED RATE		6.75%	5/29/2024	EUR	1,557	867	(D)
HOLDIKKS	FIXED RATE		6.00%	11/30/2023	EUR	921	929	(D)
STAPLES, INC.	FIXED RATE		10.75%	4/15/2027	USD	1,516	1,090	(A)
HELIX HOLDCO S.A.	FIXED RATE		0.25%	4/19/2026	EUR	526	1	(B)(D)

							3,599

Sovereign (4.5%)
THE UNITED STATES OF AMERICA	FIXED RATE		4.00%	10/31/2029	USD	13,000	13,007

							13,007

Utilities (0.5%)
EMPRESA DISTRIBUIDORA DE ELECTRICIDAD DE SALTA EDSA S.A.	FIXED RATE		12.35%	6/14/2023	USD	332	285
MSU ENERGY S.A.	USD3MLIBOR	13.00%	17.73%	2/28/2024	USD	1,200	1,120	(D)(G)

							1,405

Total Bonds (cost $79,875)							62,339

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

				U.S. $ Fair Value
Issuer	Asset Type	Currency	Shares (000)	(000)	Footnotes
Investments, at fair value (continued)
Corporate Securities (continued)
Common Stock (4.9%)
Communications (1.3%)
INTELSAT JACKSON HOLDINGS S.A.	COMMON STOCK	USD	165	3,690

				3,690

Energy (0.6%)
BERRY CORPORATION	COMMON STOCK	USD	224	1,793

				1,793

Financial Services (2.6%)
BANK OF CYPRUS HOLDINGS PUBLIC LIMITED COMPANY	COMMON STOCK	GBP	1,414	2,569
VISA INC	COMMON STOCK	USD	21	4,835

				7,404

Industrials (0.0%)
TELLUS HOLDINGS LTD	COMMON STOCK	AUD	640	—	(B)(D)(I)

				—

Retailing (0.4%)
STRIPES US HOLDING INCORPORATED	COMMON STOCK	USD	0	1,118	(B)(I)
TOPIKKS	COMMON STOCK	EUR	2	—	(B)(D)(I)

				1,118

Total Common Stock (cost $16,405)				14,005

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

						U.S. $ Fair
Issuer	Asset Type	Interest Rate	Maturity Date	Currency	Shares (000)	Value (000)	Footnotes
Investments, at fair value (continued)
Corporate Securities (continued)
Preferred Equity (1.1%)
Communications (0.1%)
CVI AUSTRAL LLP	PREFERRED EQUITY	6.00%	12/31/2049	USD	1,386	280	(B)(D)(H)

						280

Financial Services (0.5%)
MEDIFIN FINANCE LIMITED	PREFERRED EQUITY			EUR	2,400	1,436	(B)(D)(L)

						1,436

Liquidations (0.5%)
LEHMAN BROTHERS UK CAPITAL FUNDING LP	PREFERRED EQUITY			EUR	314	151	(B)(D)(L)
LEHMAN BROTHERS UK CAPITAL FUNDING II LP	PREFERRED EQUITY			EUR	526	253	(B)(D)(L)
LEHMAN BROTHERS UK CAPITAL FUNDING III LP	PREFERRED EQUITY			EUR	2,150	1,035	(B)(D)(L)

						1,439

Total Preferred Equity (cost $4,266)						3,155

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

			Face Amount	U.S. $ Fair
Issuer	Asset Type	Currency	(000)	Value (000)	Footnotes
Investments, at fair value (continued)
Corporate Securities (continued)
Private Equity (2.5%)
Alternative Energy (0.1%)
BRISCOE WIND FARM, LLC	PRIVATE EQUITY	USD	11	15	(D)
GREEN PASTURES WIND I, LLC	PRIVATE EQUITY	USD	11	15	(D)
GREEN PASTURES WIND II, LLC	PRIVATE EQUITY	USD	11	15	(D)
INTERSECT POWER, LLC	PRIVATE EQUITY	USD	87	285	(D)

				330

Communications (0.0%)
SUPERCANAL HOLDINGS S.A.	PRIVATE EQUITY	USD	185	5	(B)(D)(H)

				5

Mining/Metals (0.1%)
UTTAM GALVA METALLICS LIMITED	PRIVATE EQUITY	INR	0	0	(B)(D)(I)
UTTAM VALUE STEELS LIMITED	PRIVATE EQUITY	INR	0	0	(B)(D)(I)
WARDHA STEEL HOLDINGS PTE LTD	PRIVATE EQUITY	USD	1	166	(B)(D)

				166

Utilities (2.3%)
TESNIK CUATRO LIMITED	PRIVATE EQUITY	USD	64	122	(D)(H)
TESNIK DOS HOLDINGS LIMITED	PRIVATE EQUITY	USD	1,905	2,545	(D)(H)
TESNIK HOLDINGS LIMITED	PRIVATE EQUITY	USD	1,607	3,881	(D)(H)

				6,548

Total Private Equity (cost $12,973)				7,049

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

				U.S. $ Fair
Issuer	Asset Type	Currency	Face Amount (000)	Value (000)	Footnotes
Investments, at fair value (continued)
Corporate Securities (continued)
Trade/Liquidation claims (1.5%)
Financial Services (1.1%)
VISA B SHARES	TRADE CLAIM	USD	78,425	1,177	(B)
VISA B SHARES	TRADE CLAIM	USD	103,353	1,912	(B)(D)

				3,089

Liquidations (0.4%)
AHMAD HAMAD ALGOSAIBI & BROTHERS COMPANY (AHAB)	TRADE CLAIM	USD	2,785	122	(B)
ALGOSAIBI TRADING SERVICES LTD COMPANY	TRADE CLAIM	EUR	930	44	(B)
ALGOSAIBI TRADING SERVICES LTD COMPANY	TRADE CLAIM	USD	1,470	64	(B)
LEHMAN BROTHERS SPECIAL FINANCING INC	TRADE CLAIM	USD	467,908	534	(B)(D)
STANFORD INTERNATIONAL BANK LTD	TRADE CLAIM	USD	21,330	460	(B)(D)

				1,224

Total Trade/Liquidation claims (cost $2,719)				4,313

Total Corporate Securities (cost $133,681)				107,000

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Interest Rate	Maturity Date	Currency	Face Amount (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Loan Portfolios (14.7%)
Debt Investments (1.5%)
Alternative Energy (0.3%)
CVI AMPYR LOAN HOLDINGS LTD	25.00%	2/14/2026	EUR	60	—	(D)(H)(I)
CVI AMPYR LOAN HOLDINGS LTD	7.00%	2/14/2026	EUR	771	727	(D)(H)

					727

Commercial (1.0%)
HUNTER PROPERTY UNIT TRUST	8.00%	7/26/2025	GBP	1,506	1,816	(D)(H)
HUNTER PROPERTY UNIT TRUST	10.00%	7/26/2025	GBP	592	715	(D)(H)
WBL LOAN HOLDINGS, LLC	17.50%	11/5/2024	USD	467	437	(D)(H)
WBL LOAN HOLDINGS, LLC	17.50%	2/3/2025	USD	75	75	(D)(H)

					3,043

Real Estate (0.2%)
MEDISTAR GRAND	11.50%	3/29/2023	USD	573	557	(D)

					557

Total Loan Portfolio Debt Investments (cost $4,509)					4,327

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Asset Type	Currency	Face Amount (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Loan Portfolios (continued)
Equity Investments (13.2%)
Alternative Energy (0.2%)
GREENWORKS LENDING HOLDINGS, LLC	EQUITY INVESTMENT	USD	221	404	(D)
CVI SL INVESTMENT TRUST	EQUITY INVESTMENT	USD	65	36	(D)(H)

				440

Commercial (5.4%)
BRITANNICA RECOVERIES S.a.r.l.	EQUITY INVESTMENT	GBP	7	42	(D)(H)
HUNTER PROPERTY UNIT TRUST	EQUITY INVESTMENT	GBP	4,023	533	(D)(H)
JINSHA PROPERTY FINANCE DESIGNATED ACTIVITY COMPANY	EQUITY INVESTMENT	USD	153	150	(D)(H)
MANZANA HOLDINGS S.A R.L.	EQUITY INVESTMENT	EUR	1,729	1,471	(D)(H)
MOLUCCA HOLDINGS S.A R.L.	EQUITY INVESTMENT	USD	1,372	542	(D)(H)
OTTERHAM PROPERTY FINANCE DESIGNATED ACTIVITY COMPANY	EQUITY INVESTMENT	EUR	2,203	2,931	(D)(H)
SHANGHAI CARVAL WENSHENG EQUITY INVESTMENT PARTNERSHIP ENTERPRISE (LIMITED PARTNERSHIP)	EQUITY INVESTMENT	USD	1,452	1,593	(D)(H)
VENTNOR FINANCE LP	EQUITY INVESTMENT	GBP	474	586	(D)(H)
WBL LOAN HOLDINGS, LLC	EQUITY INVESTMENT	USD	107	—	(B)(D)(H)(I)
YELLOW TOPCO	EQUITY INVESTMENT	EUR	3,913	7,669	(D)(H)

				15,517

Consumer (0.9%)
CVI SGP ACQUISITION TRUST	EQUITY INVESTMENT	USD	1,292	1,408	(D)(H)
GAIA HOLDINGS S.A R.L.	EQUITY INVESTMENT	EUR	146	1,206	(D)(H)

				2,615

Platform (0.2%)
BOHAI INVESTMENT HOLDINGS S.A R.L.	EQUITY INVESTMENT	USD	600	605	(D)(H)
INSUBRIA S.A R.L.	EQUITY INVESTMENT	EUR	1	2	(D)
MILL CITY LOAN HOLDINGS, LLC	EQUITY INVESTMENT	USD	45	45	(D)(H)

				652

Real Estate (4.1%)
CVI REIT I, LLC	EQUITY INVESTMENT	USD	10,037	10,346	(D)(H)
ST. GILES INVESTMENT S.A R.L.	EQUITY INVESTMENT	GBP	981	1,335	(D)(H)

				11,680

Residential (2.4%)
BRAUNTON PROPERTY FINANCE DESIGNATED ACTIVITY COMPANY	EQUITY INVESTMENT	EUR	336	1,026	(D)(H)
CARBON HOLDCO LP	EQUITY INVESTMENT	GBP	118	82	(D)(H)
CVF III MORTGAGE LOAN TRUST II	EQUITY INVESTMENT	USD	1,241	1,268	(D)(H)
CVI CGS MORTGAGE LOAN TRUST I	EQUITY INVESTMENT	USD	1,009	799	(D)(H)
CVI LCF MORTGAGE LOAN TRUST I	EQUITY INVESTMENT	USD	385	532	(D)(H)
DENNETT PROPERTY FINANCE DESIGNATED ACTIVITY COMPANY	EQUITY INVESTMENT	EUR	198	1,117	(D)(H)
GALINDO HOLDINGS S.A R.L.	EQUITY INVESTMENT	EUR	643	554	(D)(H)
MILL CITY MORTGAGE LOAN TRUST SERIES BI‑1	EQUITY INVESTMENT	USD	832	684	(D)(H)
MILL CITY MORTGAGE LOAN TRUST SERIES MI‑1	EQUITY INVESTMENT	USD	545	529	(D)(H)
RIBEIRA HOLDINGS S.A R.L.	EQUITY INVESTMENT	EUR	106	344	(D)(H)

				6,936

Total Loan Portfolio Equity Investments (cost $37,446)				37,840

Total Loan Portfolios (cost $41,955)				42,167

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Asset	Currency	Shares (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Special Opportunities (10.3%)
Equity Investments (10.3%)
Aircraft (9.3%)
AERGO CAPITAL LIMITED	EQUITY INVESTMENT	USD	26,150	26,477	(D)(H)
METAL 2017‑1 LIMITED	EQUITY INVESTMENT	USD	4,446	0	(B)(D)(H)(I)

				26,477

Vessels (1.0%)
GOODBULK LTD.	EQUITY INVESTMENT	NOK	312	2,913

				2,913

Total Special Opportunities (cost $30,403)				29,390

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Reference Rate (See Glossary)	Spread	Interest Rate	Maturity Date	Currency	Principal Amount (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Structured Credit (35.1%)
Debt Investments (35.1%)
Alternative Energy (1.3%)
DIVIDEND SOLAR LOANS LLC	FIXED RATE		5.68%	8/22/2039	USD	739	596
MILL CITY SOLAR LOAN	FIXED RATE		2.00%	7/20/2043	USD	582	364	(C)(D)(H)
MILL CITY SOLAR LOAN	N/A		0.00%	7/20/2043	USD	817	593	(D)(F)(H)
MILL CITY SOLAR LOAN 2019‑1 LTD	FIXED RATE		4.34%	3/20/2043	USD	308	285	(C)(H)
MILL CITY SOLAR LOAN 2019‑1 LTD	FIXED RATE		4.94%	3/20/2043	USD	18	16	(C)(H)
MILL CITY SOLAR LOAN 2019‑1 LTD	FIXED RATE		5.92%	3/20/2043	USD	180	145	(C)(H)
MILL CITY SOLAR LOAN 2019‑1 LTD	FIXED RATE		7.14%	3/20/2043	USD	167	103	(H)
MILL CITY SOLAR LOAN 2019‑1 LTD	N/A		0.00%	3/20/2043	USD	678	327	(D)(F)(H)
MILL CITY SOLAR LOAN 2020‑1 LTD	FIXED RATE		4.25%	6/20/2047	USD	736	642	(C)(H)
MILL CITY SOLAR LOAN 2020‑1 LTD	N/A		0.00%	6/20/2047	USD	1,321	599	(D)(F)(H)

							3,670

Asset Backed Securities (3.3%)
JUBILEE PLACE 5 B.V.	FIXED RATE		3.99%	7/17/2059	EUR	277	261
JUBILEE PLACE 5 B.V.	FIXED RATE		4.24%	7/17/2059	EUR	199	172
NIGHTINGALE CRE 2018‑1 LIMITED	N/A		0.00%	11/30/2025	GBP	3,126	3,493	(B)(C)(D)
NORWEGIAN AIR SHUTTLE ASA 2016‑1 CLASS B PASS THROUGH TRUST	FIXED RATE		7.50%	11/10/2023	USD	235	130	(A)(B)(D)
RETIRO MORTGAGE SECURITIES	EURIBOR3M	3.00%	4.61%	7/30/2075	EUR	2,300	1,858	(C)(D)(G)
SC GERMANY SA COMPARTMENT CONSUMER 2022‑1	EURIBOR1M	5.50%	7.12%	10/14/2036	EUR	1,000	1,072	(G)
SC GERMANY SA COMPARTMENT CONSUMER 2022‑1	EURIBOR1M	8.50%	10.12%	10/14/2036	EUR	900	950	(G)
TOGETHER ASSET BACKED SECURITISATION 2019—1 PLC	SONIA	3.70%	6.92%	7/15/2061	GBP	100	119	(G)
TURBINE ENGINES SECURITIZATION LTD.	FIXED RATE		5.13%	12/13/2048	USD	1,558	1,340	(C)(D)
TURBINE ENGINES SECURITIZATION LTD.	FIXED RATE		6.38%	12/13/2048	USD	227	149	(D)

							9,544

Collateralized Loan Obligations (3.4%)
ADAGIO CLO VII DESIGNATED ACTIVITY COMPANY	EURIBOR3M	5.15%	6.40%	10/10/2031	EUR	134	117	(G)
ADAGIO IX EUR CLO DESIGNATED ACTIVITY COMPANY	EURIBOR3M	6.02%	8.07%	9/15/2034	EUR	324	280	(G)
ADAGIO V CLO DESIGNATED ACTIVITY COMPANY	EURIBOR3M	3.20%	4.58%	10/15/2031	EUR	275	263	(G)
ARES CLO	USD3MLIBOR	6.27%	10.63%	1/25/2035	USD	250	213	(G)
ARES CLO	FIXED RATE		11.30%	7/25/2034	USD	286	280
ARES LXVII CLO LTD	FIXED RATE		13.38%	1/25/2036	USD	412	396
AVOCA CLO	EURIBOR3M	5.28%	6.66%	10/15/2031	EUR	143	127	(G)
BABSON CLO LTD/CAYMAN ISLANDS	USD3MLIBOR	6.70%	10.94%	4/20/2031	USD	250	221	(G)
BAIN CAPITAL CREDIT CLO	USD3MLIBOR	6.50%	10.69%	4/18/2034	USD	186	152	(G)
BAIN CAPITAL EURO CLO 2020‑1 DESIGNATED ACTIVITY COMPANY	EURIBOR3M	4.25%	5.75%	1/24/2033	EUR	106	103	(G)
BARINGS EURO CLO 2021‑2 DESIGNATED ACTIVITY COMPANY	EURIBOR3M	6.17%	7.55%	10/15/2034	EUR	232	203	(G)
BLUEMOUNTAIN CLO LTD.	USD3MLIBOR	7.13%	11.37%	10/20/2034	USD	417	362	(G)
BOSPHORUS CLO IV DESIGNATED ACTIVITY COMPANY	EURIBOR3M	4.63%	6.68%	12/15/2030	EUR	120	104	(G)
CARLYLE GLOBAL MARKET STRATEGIES	USD3MLIBOR	2.45%	6.69%	1/20/2030	USD	250	223	(G)
CARVAL CLO	USD3MLIBOR	7.40%	11.48%	10/15/2034	USD	250	204	(G)(H)
CVC CORDATUS LOAN FUND VII DESIGNATED ACTIVITY COMPANY	EURIBOR3M	5.32%	7.37%	9/15/2031	EUR	408	362	(G)

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Reference Rate (See Glossary)	Spread	Interest Rate	Maturity Date	Currency	Principal Amount (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Structured Credit (continued)
Debt Investments (continued)
Collateralized Loan Obligations (continued)
DRYDEN 104 CLO LTD	N/A		0.00%	8/20/2034	USD	250	241	(F)
DRYDEN 112 CLO LTD	TSFR3M	7.78%	10.51%	8/15/2034	USD	250	233	(G)
DRYDEN 44 EURO CLO 2015 B.V.	EURIBOR3M	5.29%	7.05%	8/15/2031	EUR	286	253	(G)
DRYDEN EURO CLO	EURIBOR3M	3.35%	4.75%	1/18/2032	EUR	316	297	(G)
DRYDEN EURO CLO	EURIBOR3M	5.41%	6.81%	1/18/2032	EUR	254	224	(G)
DRYDEN SENIOR LOAN FUND	USD3MLIBOR	3.40%	7.48%	7/18/2030	USD	265	236	(G)
HARVEST CLO I S.A.	EURIBOR3M	4.55%	5.93%	1/15/2031	EUR	192	169	(G)
HARVEST CLO I S.A.	EURIBOR3M	3.00%	4.80%	2/15/2030	EUR	219	211	(G)
HARVEST CLO I S.A.	EURIBOR3M	5.12%	6.88%	2/15/2030	EUR	229	198	(G)
HPS LOAN MANAGEMENT 10‑2016 LTD	USD3MLIBOR	6.41%	10.65%	4/20/2034	USD	284	237	(G)
MACKAY SHIELDS EURO CLO‑1 DESIGNATED ACTIVITY COMPANY	EURIBOR3M	4.05%	5.51%	10/20/2032	EUR	382	372	(G)
MADISON PARK EURO FUNDING XVII DESIGNATED ACTIVITY COMPANY	EURIBOR3M	5.99%	7.57%	7/27/2034	EUR	296	258	(G)
MADISON PARK FUNDING LIV LTD	FIXED RATE		9.91%	10/21/2034	USD	257	252
MAGNETITE XX LTD	USD3MLIBOR	5.35%	9.59%	4/20/2031	USD	455	401	(G)
NEUBERGER BERMAN CLO LTD	USD3MLIBOR	6.50%	10.58%	7/15/2034	USD	250	217	(G)
NEUBERGER BERMAN LOAN ADVISERS CLO 51, LTD.	FIXED RATE		11.29%	10/23/2035	USD	250	241
OCTAGON INVESTMENT PARTNERS 45 LTD	TSFR3M	6.82%	10.68%	4/15/2035	USD	250	218	(G)
ROCKFORD TOWER CLO LTD	USD3MLIBOR	4.98%	9.22%	4/20/2034	USD	259	228	(G)
SOUND POINT CLO LTD	FIXED RATE		13.45%	1/26/2036	USD	291	283
STEELE CREEK CLO LTD	TSFR3M	7.96%	11.79%	4/15/2035	USD	258	236	(G)
SYMPHONY CLO LTD	USD3MLIBOR	3.30%	7.38%	7/15/2032	USD	250	227	(G)
TICP CLO VII LTD	USD3MLIBOR	7.05%	11.13%	4/15/2033	USD	250	223	(G)
TRINITAS CLO LTD	USD3MLIBOR	3.45%	7.69%	1/20/2032	USD	250	217	(G)
VIBRANT CLO LTD	USD3MLIBOR	3.60%	7.84%	9/15/2030	USD	250	214	(G)
VOYA CLO 2022‑4 LTD	FIXED RATE		10.70%	10/20/2033	USD	355	352

							9,848

Commercial Mortgage Backed Securities (9.9%)
ATRIUM HOTEL PORTFOLIO TRUST 2017-ATRM	USD1MLIBOR	3.30%	7.62%	12/15/2036	USD	281	249	(G)
ATRIUM HOTEL PORTFOLIO TRUST 2017-ATRM	USD1MLIBOR	3.87%	8.44%	12/15/2036	USD	109	97	(C)(G)
ATRIUM HOTEL PORTFOLIO TRUST 2018-ATRM	USD1MLIBOR	3.40%	7.72%	6/15/2035	USD	887	827	(C)(G)
BANC OF AMERICA RE‑REMIC TRUST	USD1MLIBOR	4.20%	8.52%	3/15/2034	USD	704	656	(C)(G)
BCP TRUST 2021-330N	USD1MLIBOR	3.64%	7.96%	6/15/2038	USD	315	276	(C)(G)
BCP TRUST 2021-330N	USD1MLIBOR	4.63%	8.95%	6/15/2038	USD	225	187	(C)(G)
BFLD 2019-DPLO	USD1MLIBOR	2.24%	6.69%	10/15/2034	USD	334	316	(C)(G)
BX TRUST	USD1MLIBOR	1.90%	6.22%	8/15/2036	USD	1,057	1,006	(C)(G)
BX TRUST	USD1MLIBOR	3.07%	7.38%	10/15/2036	USD	285	265	(C)(G)
BX TRUST	USD1MLIBOR	2.59%	6.91%	10/15/2036	USD	796	722	(C)(G)
BX TRUST	USD1MLIBOR	3.14%	7.46%	10/15/2036	USD	249	224	(C)(G)
BX TRUST 2019‑ATL	USD1MLIBOR	2.24%	6.55%	10/15/2036	USD	248	230	(C)(G)
BX TRUST 2022‑IND	TSFR1M	4.79%	9.12%	4/15/2037	USD	313	293	(C)(G)
BX TRUST 2022‑PSB	TSFR1M	7.33%	11.67%	8/15/2039	USD	866	868	(C)(G)
CGDB COMMERCIAL MORTGAGE TRUST 2019‑MOB	USD1MLIBOR	2.99%	7.31%	11/15/2036	USD	734	676	(C)(G)
COLONY MORTGAGE CAPITAL LTD	USD1MLIBOR	3.42%	7.87%	11/15/2038	USD	803	716	(C)(G)
COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES	FIXED RATE		3.63%	2/10/2037	USD	453	391	(C)
CREDIT SUISSE MORTGAGE CAPITAL CERTIFICATES	USD1MLIBOR	4.35%	8.67%	7/15/2032	USD	244	225	(C)(G)
CSMC SERIES 2019-UVIL	USD1MLIBOR	2.73%	7.18%	12/15/2036	USD	608	575	(C)(G)

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Reference Rate (See Glossary)	Spread	Interest Rate	Maturity Date	Currency	Principal Amount (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Structured Credit (continued)
Debt Investments (continued)
Commercial Mortgage Backed Securities (continued)
DUTCH PROPERTY FINANCE 2022-CMBS1 B.V.	EURIBOR3M	2.50%	4.08%	4/28/2050	EUR	60	60	(C)(D)(G)
DUTCH PROPERTY FINANCE 2022-CMBS1 B.V.	EURIBOR3M	3.00%	4.58%	4/28/2050	EUR	60	57	(C)(D)(G)
DUTCH PROPERTY FINANCE 2022-CMBS1 B.V.	EURIBOR3M	3.50%	5.08%	4/28/2050	EUR	48	44	(C)(D)(G)
DUTCH PROPERTY FINANCE 2022-CMBS1 B.V.	EURIBOR3M	5.00%	6.58%	4/28/2050	EUR	22	19	(C)(D)(G)
DUTCH PROPERTY FINANCE 2022-CMBS1 B.V.	N/A		0.00%	4/28/2050	EUR	11	19	(D)(F)
EXTENDED STAY AMERICA TRUST	USD1MLIBOR	5.00%	9.32%	7/15/2038	USD	435	418	(C)(G)
GREAT WOLF TRUST 2019-WOLF	USD1MLIBOR	3.13%	7.58%	12/15/2036	USD	225	211	(C)(G)
GS MORTGAGE SECURITIES CORPORATION II	USD1MLIBOR	1.75%	6.07%	10/15/2036	USD	641	596	(C)(G)
GS MORTGAGE SECURITIES CORPORATION II	USD1MLIBOR	4.25%	8.57%	8/15/2032	USD	201	190	(C)(G)
GS MORTGAGE SECURITIES CORPORATION II	USD1MLIBOR	4.55%	8.87%	10/15/2036	USD	330	315	(C)(G)
GS MORTGAGE SECURITIES CORPORATION II	USD1MLIBOR	2.50%	6.82%	5/15/2026	USD	346	292	(C)(G)
HARVEST COMMERCIAL CAPITAL LOAN TRUST 2019‑1	FIXED RATE		6.34%	9/25/2046	USD	315	214	(D)
HILTON ORLANDO TRUST 2018‑ORL	USD1MLIBOR	2.80%	7.22%	12/15/2034	USD	452	433	(C)(G)
ILPT COMMERCIAL MORTGAGE TRUST 2022-LPF2	TSFR1M	5.94%	10.28%	10/15/2039	USD	211	210	(C)(G)
INTOWN 2022-STAY MORTGAGE TRUST	TSFR1M	5.03%	9.37%	8/15/2039	USD	383	374	(C)(G)
ISLAY HOLDINGS S.A R.L.	FIXED RATE		9.67%	1/24/2023	EUR	1,996	2,136	(D)(H)
ISLAY HOLDINGS S.A R.L.	FIXED RATE		7.50%	1/24/2023	EUR	146	156	(D)(H)
ISLAY HOLDINGS S.A R.L.	FIXED RATE		7.50%	1/24/2023	EUR	1,040	1,113	(D)(H)
ISLAY HOLDINGS S.A R.L.	FIXED RATE		14.25%	1/24/2023	EUR	1,580	1,691	(D)(H)
ISLAY HOLDINGS S.A R.L.	FIXED RATE		14.25%	1/24/2023	EUR	2,784	2,979	(D)(H)
J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.	USD1MLIBOR	2.10%	6.42%	6/15/2031	USD	136	134	(C)(G)
J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2021-HTL5	USD1MLIBOR	4.27%	8.58%	11/15/2038	USD	657	595	(C)(G)
KKR INDUSTRIAL PORTFOLIO TRUST 2021-KDIP	USD1MLIBOR	2.05%	6.50%	12/15/2037	USD	385	352	(C)(G)
KKR INDUSTRIAL PORTFOLIO TRUST 2021-KDIP	USD1MLIBOR	3.75%	8.20%	12/15/2037	USD	34	32	(C)(G)
LAQ 2022‑LAQ MORTGAGE TRUST	TSFR1M	5.97%	10.30%	3/15/2039	USD	847	813	(C)(G)
LIFE 2021‑BMR MORTGAGE TRUST	USD1MLIBOR	2.95%	7.27%	3/15/2038	USD	137	129	(C)(G)
MHC TRUST 2021-MHC2	USD1MLIBOR	2.40%	6.72%	5/15/2038	USD	159	147	(C)(G)
MHP 2022-MHIL	TSFR1M	3.26%	7.59%	1/15/2027	USD	213	195	(C)(G)
MORGAN STANLEY CAPITAL I INC.	FIXED RATE		3.31%	12/15/2049	USD	374	195
NYT MORTGAGE TRUST	USD1MLIBOR	2.50%	6.82%	12/15/2035	USD	120	105	(C)(G)
SMRT 2022-MINI	TSFR1M	3.35%	7.69%	1/15/2039	USD	1,127	1,034	(C)(G)
SREIT TRUST 2021‑MFP	USD1MLIBOR	2.97%	7.29%	11/15/2038	USD	238	214	(C)(G)
SREIT TRUST 2021-MFP2	USD1MLIBOR	2.97%	7.29%	11/15/2036	USD	158	147	(C)(G)
TRU 2016‑1 TRUST 2016-TOYS	N/A			12/31/9999	USD	810	—	(B)(D)(I)
TTAN 2021‑MHC	USD1MLIBOR	4.20%	8.52%	3/15/2038	USD	190	170	(C)(G)
ITALY HOTELS 2021 S.A R.L.	EURIBOR3M	3.25%	5.16%	11/25/2027	EUR	1,525	1,632	(C)(D)(G)(H)
ITALY HOTELS 2021 S.A R.L.	EURIBOR3M	6.75%	8.66%	11/25/2027	EUR	1,220	1,306	(C)(D)(G)(H)
LONDON OFFICE 2021 DESIGNATED ACTIVITY COMPANY	SONIA	5.60%	8.42%	10/22/2026	GBP	624	713	(C)(D)(G)

							28,239

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Reference Rate (See Glossary)	Spread	Interest Rate	Maturity Date	Currency	Principal Amount (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Structured Credit (continued)
Debt Investments (continued)
Consumer Asset Backed Securities (6.2%)
AVANT LOANS FUNDING TRUST 2022-REV1	FIXED RATE		8.57%	9/15/2031	USD	1,101	1,074	(C)
DOWSON 2022‑2 PLC	SONIA	5.25%	8.60%	8/20/2029	GBP	299	355	(G)
DOWSON 2022‑2 PLC	SONIA	8.00%	11.35%	8/20/2029	GBP	359	420	(G)
DOWSON 2022‑2 PLC	SONIA	12.00%	15.35%	8/20/2029	GBP	299	357	(G)
FORTUNA CONSUMER LOAN ABS 2022‑1 DESIGNATED ACTIVITY COMPANY	EURIBOR1M	3.25%	4.94%	7/31/2031	EUR	203	202	(C)(D)(G)
FORTUNA CONSUMER LOAN ABS 2022‑1 DESIGNATED ACTIVITY COMPANY	EURIBOR1M	5.00%	6.69%	7/31/2031	EUR	203	199	(C)(D)(G)
MARLETTE FUNDING TRUST	FIXED RATE		6.14%	8/15/2032	USD	777	750	(C)(H)
MARLETTE FUNDING TRUST	FIXED RATE		7.50%	8/15/2032	USD	384	379	(C)(H)
NEWDAY FUNDING MASTER ISSUER PLC—SERIES 2022‑2	SONIA	5.00%	8.22%	7/15/2030	GBP	358	421	(C)(G)
NEWDAY FUNDING MASTER ISSUER PLC—SERIES 2022‑2	SONIA	6.50%	9.72%	7/15/2030	GBP	925	1,073	(C)(G)
SECURITISATION OF CATALOGUE ASSETS LIMITED	FIXED RATE		3.51%	12/13/2031	GBP	2,898	3,391	(D)
SECURITISATION OF CATALOGUE ASSETS LIMITED	FIXED RATE		6.47%	12/13/2031	GBP	5,037	5,867	(D)
PPC ZEUS DAC	FIXED RATE		6.80%	6/23/2026	EUR	1,517	1,613	(C)(D)
SABADELL CONSUMO 2 FDT	EURIBOR1M	4.15%	6.06%	12/24/2034	EUR	524	558	(C)(G)
SABADELL CONSUMO 2 FDT	EURIBOR1M	5.00%	6.91%	12/24/2034	EUR	437	464	(C)(G)
SABADELL CONSUMO 2 FDT	EURIBOR1M	7.75%	9.66%	12/24/2034	EUR	262	276	(C)(G)
SABADELL CONSUMO 2 FDT	EURIBOR1M	9.25%	11.16%	12/24/2034	EUR	350	371	(C)(G)

							17,770

Residential Mortgage Backed Securities (11.0%)
GCAT 2019-RPL1 TRUST	FIXED RATE		3.75%	10/25/2068	USD	982	741	(C)(D)
KINBANE 2022‑RPL 1 DESIGNATED ACTIVITY COMPANY	EURIBOR1M	4.50%	6.39%	9/25/2062	EUR	373	337	(C)(D)(G)
KINBANE 2022‑RPL 1 DESIGNATED ACTIVITY COMPANY	EURIBOR1M	5.50%	7.39%	9/25/2062	EUR	230	196	(C)(D)(G)
KINBANE 2022‑RPL 1 DESIGNATED ACTIVITY COMPANY	EURIBOR1M	7.00%	8.89%	9/25/2062	EUR	230	186	(D)(G)
KINBANE DAC	N/A		0.00%	9/25/2023	EUR	3	3	(D)(F)
KINBANE DAC	N/A		0.00%	9/25/2062	EUR	3	3	(D)(F)
KINBANE DAC	EURIBOR1M	7.00%	8.89%	9/25/2062	EUR	5	5	(D)(G)
MILL CITY MORTGAGE LOAN TRUST 2016‑1	FIXED RATE		3.74%	4/25/2057	USD	70	66	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2016‑1	FIXED RATE		3.74%	4/25/2057	USD	56	52	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2016‑1	FIXED RATE		3.74%	4/25/2057	USD	96	85	(H)
MILL CITY MORTGAGE LOAN TRUST 2016‑1	FIXED RATE		1.56%	4/25/2057	USD	61	33	(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2016‑1	FIXED RATE		3.15%	4/25/2057	USD	24	24	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2016‑1	FIXED RATE		3.35%	4/25/2057	USD	78	76	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2016‑1	FIXED RATE		3.35%	4/25/2057	USD	62	59	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2016‑1	N/A		0.00%	4/25/2057	USD	481	4	(D)(F)(H)
MILL CITY MORTGAGE LOAN TRUST 2016‑1	N/A		0.00%	4/25/2057	USD	481	2	(D)(F)(H)
MILL CITY MORTGAGE LOAN TRUST 2017‑1	FIXED RATE		3.67%	11/25/2058	USD	37	33	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2017‑1	FIXED RATE		3.67%	11/25/2058	USD	32	27	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2017‑1	FIXED RATE		3.67%	11/25/2058	USD	41	31	(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2017‑1	FIXED RATE		0.26%	11/25/2058	USD	38	23	(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2017‑1	N/A		0.00%	11/25/2058	USD	5,881	—	(D)(F)(H)(I)
MILL CITY MORTGAGE LOAN TRUST 2017‑1	FIXED RATE		3.25%	11/25/2058	USD	49	48	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2017‑1	FIXED RATE		3.25%	11/25/2058	USD	49	46	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2017‑1	FIXED RATE		3.25%	11/25/2058	USD	48	44	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2017‑1	N/A		0.00%	11/25/2058	USD	306	1	(D)(F)(H)
MILL CITY MORTGAGE LOAN TRUST 2017‑1	N/A		0.00%	11/25/2058	USD	306	1	(D)(F)(H)

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Reference Rate (See Glossary)	Spread	Interest Rate	Maturity Date	Currency	Principal Amount (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Structured Credit (continued)
Debt Investments (continued)
Residential Mortgage Backed Securities (continued)
MILL CITY MORTGAGE LOAN TRUST 2017‑3	FIXED RATE		3.25%	1/25/2061	USD	33	28	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2017‑3	FIXED RATE		3.25%	1/25/2061	USD	33	27	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2017‑3	FIXED RATE		3.25%	1/25/2061	USD	1,247	879	(C)(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2017‑3	FIXED RATE		3.59%	1/25/2061	USD	332	209	(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2017‑3	FIXED RATE		3.59%	1/25/2061	USD	332	181	(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2017‑3	N/A		0.00%	1/25/2061	USD	7,314	—	(D)(F)(H)(I)
MILL CITY MORTGAGE LOAN TRUST 2017‑3	N/A		0.00%	1/25/2061	USD	7,526	8	(D)(F)(H)
MILL CITY MORTGAGE LOAN TRUST 2017‑3	N/A		0.00%	1/25/2061	USD	7,526	26	(D)(F)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑1	FIXED RATE		3.25%	5/25/2062	USD	100	96	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑1	FIXED RATE		1.80%	5/25/2062	USD	36	31	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑1	N/A		0.00%	5/25/2062	USD	26	19	(D)(F)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑1	FIXED RATE		3.25%	5/25/2062	USD	458	312	(C)(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑1	N/A		0.00%	5/25/2062	USD	443	271	(D)(F)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑1	N/A		0.00%	5/25/2062	USD	444	198	(D)(F)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑1	N/A		0.00%	5/25/2062	USD	7,534	—	(D)(F)(H)(I)
MILL CITY MORTGAGE LOAN TRUST 2018‑1	FIXED RATE		3.25%	5/25/2062	USD	59	54	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑1	FIXED RATE		3.25%	5/25/2062	USD	46	40	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑1	FIXED RATE		3.25%	5/25/2062	USD	42	37	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑1	N/A		0.00%	5/25/2062	USD	7,570	2	(D)(F)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑1	N/A		0.00%	5/25/2062	USD	7,570	28	(D)(F)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑2	FIXED RATE		3.50%	5/25/2058	USD	92	90	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑2	FIXED RATE		3.75%	5/25/2058	USD	434	313	(C)(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑2	FIXED RATE		3.81%	5/25/2058	USD	978	629	(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑2	FIXED RATE		0.02%	5/25/2058	USD	978	426	(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑2	FIXED RATE		3.75%	5/25/2058	USD	68	63	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑2	FIXED RATE		3.75%	5/25/2058	USD	58	52	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑2	N/A		0.00%	5/25/2058	USD	11,020	39	(D)(F)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑3	FIXED RATE		3.50%	8/25/2058	USD	58	56	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑3	FIXED RATE		3.25%	8/25/2058	USD	29	24	(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑3	FIXED RATE		3.25%	8/25/2058	USD	310	206	(C)(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑3	N/A		0.00%	8/25/2058	USD	186	90	(D)(F)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑3	N/A		0.00%	8/25/2058	USD	186	87	(D)(F)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑3	N/A		0.00%	8/25/2058	USD	93	40	(D)(F)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑3	N/A		0.00%	8/25/2058	USD	89	34	(D)(F)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑3	FIXED RATE		3.25%	8/25/2058	USD	17	16	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑3	FIXED RATE		3.25%	8/25/2058	USD	20	18	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑3	FIXED RATE		3.25%	8/25/2058	USD	19	16	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑3	N/A		0.00%	8/25/2058	USD	3,727	—	(D)(F)(H)(I)
MILL CITY MORTGAGE LOAN TRUST 2018‑3	FIXED RATE		0.08%	8/25/2058	USD	3,727	14	(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2019‑GS1	FIXED RATE		3.25%	7/25/2059	USD	628	457	(C)(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2019‑GS1	FIXED RATE		3.25%	7/25/2059	USD	485	328	(C)(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2019‑GS1	FIXED RATE		3.30%	7/25/2059	USD	653	423	(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2019‑GS1	FIXED RATE		3.30%	7/25/2059	USD	622	354	(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2019‑GS1	FIXED RATE		3.30%	7/25/2059	USD	498	213	(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2019‑GS1	FIXED RATE		3.30%	7/25/2059	USD	374	126	(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2019‑GS1	FIXED RATE		0.08%	7/25/2059	USD	7,380	27	(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2019‑GS1	N/A		0.00%	7/25/2059	USD	8,439	—	(D)(F)(H)(I)

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Reference Rate (See Glossary)	Spread	Interest Rate	Maturity Date	Currency	Principal Amount (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Structured Credit (continued)
Debt Investments (continued)
Residential Mortgage Backed Securities (continued)
MILL CITY MORTGAGE TRUST	FIXED RATE		2.75%	7/25/2059	USD	28	27	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.91%	7/25/2059	USD	35	32	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.91%	7/25/2059	USD	25	21	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.91%	7/25/2059	USD	28	21	(D)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.91%	7/25/2059	USD	400	278	(C)(D)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.91%	7/25/2059	USD	286	162	(D)(H)
MILL CITY MORTGAGE TRUST	N/A		0.00%	7/25/2059	USD	5,476	—	(D)(F)(H)(I)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.25%	7/25/2059	USD	50	47	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.25%	7/25/2059	USD	41	37	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.25%	7/25/2059	USD	34	30	(C)(H)
MILL CITY MORTGAGE TRUST	N/A		0.00%	7/25/2059	USD	5,662	119	(D)(F)(H)
MILL CITY MORTGAGE TRUST	N/A		0.00%	7/25/2059	USD	5,662	18	(D)(F)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		2.75%	1/25/2061	USD	72	71	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.25%	1/25/2061	USD	47	45	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.25%	1/25/2061	USD	53	49	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.25%	1/25/2061	USD	45	41	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.75%	5/25/2058	USD	49	42	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.75%	5/25/2058	USD	848	731	(C)(H)
MILL CITY MORTGAGE TRUST	N/A		0.00%	5/25/2058	USD	10,985	—	(D)(F)(H)(I)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.75%	5/25/2058	USD	121	115	(C)(H)
MILL CITY MORTGAGE TRUST	N/A		0.00%	5/25/2058	USD	11,020	—	(D)(F)(H)(I)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.48%	4/25/2066	USD	88	84	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.25%	4/25/2066	USD	510	387	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		2.90%	4/25/2066	USD	448	304	(C)(D)(H)
MILL CITY MORTGAGE TRUST	N/A		0.00%	4/25/2066	USD	215	130	(D)(F)(H)
MILL CITY MORTGAGE TRUST	N/A		0.00%	4/25/2066	USD	215	86	(D)(F)(H)
MILL CITY MORTGAGE TRUST	N/A		0.00%	4/25/2066	USD	173	72	(D)(F)(H)
MILL CITY MORTGAGE TRUST	N/A		0.00%	4/25/2066	USD	166	51	(D)(F)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.48%	4/25/2066	USD	20	18	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.48%	4/25/2066	USD	24	21	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.48%	4/25/2066	USD	22	18	(C)(H)
MILL CITY MORTGAGE TRUST	N/A		0.00%	4/25/2066	USD	4,807	—	(D)(F)(H)(I)
MILL CITY MORTGAGE TRUST	N/A		0.00%	4/25/2066	USD	4,807	18	(D)(F)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.25%	10/25/2069	USD	89	85	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.50%	10/25/2069	USD	239	200	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.50%	10/25/2069	USD	119	97	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.49%	10/25/2069	USD	228	140	(D)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.49%	10/25/2069	USD	224	111	(D)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		0.88%	10/25/2069	USD	228	104	(D)(H)
MILL CITY MORTGAGE TRUST	N/A		0.00%	10/25/2069	USD	225	89	(D)(F)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.50%	10/25/2069	USD	24	22	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.50%	10/25/2069	USD	19	17	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.50%	10/25/2069	USD	17	15	(C)(H)
MILL CITY MORTGAGE TRUST	N/A		0.00%	10/25/2069	USD	4,602	17	(D)(F)(H)
MILL CITY MORTGAGE TRUST	N/A		0.00%	10/25/2069	USD	4,602	—	(D)(F)(H)(I)

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Reference Rate (See Glossary)	Spread	Interest Rate	Maturity Date	Currency	Principal Amount (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Structured Credit (continued)
Debt Investments (continued)
Residential Mortgage Backed Securities (continued)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.25%	8/25/2059	USD	356	252	(C)(D)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.25%	8/25/2059	USD	340	216	(C)(D)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.67%	8/25/2059	USD	178	113	(D)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.67%	8/25/2059	USD	178	103	(D)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.67%	8/25/2059	USD	149	75	(D)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.67%	8/25/2059	USD	147	58	(D)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		0.08%	8/25/2059	USD	3,821	14	(D)(H)
MILL CITY MORTGAGE TRUST	N/A		0.00%	8/25/2059	USD	4,268	80	(D)(F)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		2.50%	11/25/2060	USD	577	411	(C)(D)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		2.50%	11/25/2060	USD	531	349	(C)(D)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.54%	11/25/2060	USD	797	547	(D)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.54%	11/25/2060	USD	797	492	(D)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.54%	11/25/2060	USD	491	260	(D)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.54%	11/25/2060	USD	491	188	(D)(H)
MILL CITY MORTGAGE TRUST	N/A		0.00%	11/25/2060	USD	9,171	29	(D)(F)(H)
MILL CITY MORTGAGE TRUST	N/A		0.00%	11/25/2060	USD	9,918	339	(D)(F)(H)
MIRAVET S.A R.L.	N/A		0.00%	5/26/2065	EUR	2,148	1,022	(D)(F)(H)
MIRAVET S.A R.L.	N/A		0.00%	5/26/2065	EUR	3,774	1,611	(D)(F)(H)
NEW RESIDENTIAL INVESTMENT CORP.	FIXED RATE		5.43%	11/26/2035	USD	269	172	(D)
NEW RESIDENTIAL INVESTMENT CORP.	FIXED RATE		3.88%	11/25/2059	USD	1,000	647	(D)
NEW RESIDENTIAL MORTGAGE LOAN TRUST	FIXED RATE		5.08%	3/25/2056	USD	202	112	(D)
NEW RESIDENTIAL MORTGAGE LOAN TRUST	FIXED RATE		5.64%	12/25/2057	USD	706	446	(D)
NEW RESIDENTIAL MORTGAGE LOAN TRUST	FIXED RATE		5.21%	2/25/2058	USD	2,047	1,283	(D)
NEW RESIDENTIAL MORTGAGE LOAN TRUST	FIXED RATE		4.89%	12/25/2057	USD	2,571	1,555	(D)
NEW RESIDENTIAL MORTGAGE LOAN TRUST	FIXED RATE		4.35%	8/25/2059	USD	3,256	2,058	(D)
NEW RESIDENTIAL MORTGAGE LOAN TRUST	FIXED RATE		4.45%	9/25/2059	USD	2,891	1,656	(D)
NEW RESIDENTIAL MORTGAGE LOAN TRUST	FIXED RATE		3.99%	2/25/2059	USD	2,618	1,284	(D)
PRECISE MORTGAGE FUNDING 2019‑1B PLC	SONIA	3.45%	6.63%	12/12/2055	GBP	316	368	(G)
SHAMROCK RESIDENTIAL 2022‑1 DESIGNATED ACTIVITY COMPANY	EURIBOR1M	2.40%	4.29%	1/24/2061	EUR	178	168	(C)(G)
SHAMROCK RESIDENTIAL 2022‑2 DESIGNATED ACTIVITY COMPANY	EURIBOR1M	2.75%	4.64%	2/24/2071	EUR	754	727	(G)
SHAMROCK RESIDENTIAL 2022‑2 DESIGNATED ACTIVITY COMPANY	EURIBOR1M	3.75%	5.64%	2/24/2071	EUR	598	567	(G)
SHAMROCK RESIDENTIAL 2022‑2 DESIGNATED ACTIVITY COMPANY	EURIBOR1M	5.50%	7.39%	2/24/2071	EUR	714	657	(G)
SHAMROCK RESIDENTIAL 2022‑2 DESIGNATED ACTIVITY COMPANY	EURIBOR1M	6.50%	8.39%	2/24/2071	EUR	201	180	(G)
SHAMROCK RESIDENTIAL 2022‑2 DESIGNATED ACTIVITY COMPANY	EURIBOR1M	7.50%	9.39%	2/24/2071	EUR	633	544	(G)
TOGETHER ASSET BACKED SECURITISATION 2022‑CRE‑1 PLC	SONIA	3.90%	6.66%	4/15/2054	GBP	102	116	(C)(G)
TOGETHER ASSET BACKED SECURITISATION 2022‑CRE‑1 PLC	SONIA	6.00%	8.76%	4/15/2054	GBP	192	220	(C)(G)

							31,604

Total Structured Credit (cost $101,799)							100,675

Total Investments, at fair value (cost $307,838)							279,232

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Reference Rate (See Glossary)	Spread	Interest Rate	Maturity Date	Currency	Principal Amount (000)	U.S. $ Fair Value (000)	Footnotes
Investments Sold Short, at fair value (‑11.6%)
Corporate Securities (‑11.6%)
Bonds (‑10.1%)
Agriculture/Food (‑0.2%)
DARLING INGREDIENTS INC.	FIXED RATE		6.00%	6/15/2030	USD	(300)	(295)	(A)
LAMB WESTON HOLDINGS, INC.	FIXED RATE		4.13%	1/31/2030	USD	(300)	(266)	(A)

							(561)

Auto/Motor Carrier (‑0.2%)
FORD MOTOR CREDIT COMPANY LLC	FIXED RATE		2.90%	2/10/2029	USD	(150)	(120)
FORD MOTOR CREDIT COMPANY LLC	FIXED RATE		5.11%	5/3/2029	USD	(150)	(136)
THE GOODYEAR TIRE & RUBBER COMPANY	FIXED RATE		5.00%	7/15/2029	USD	(300)	(252)

							(508)

Communications (‑0.8%)
CCO HOLDINGS CAPITAL CORP.	FIXED RATE		4.50%	8/15/2030	USD	(150)	(124)	(A)
CCO HOLDINGS CAPITAL CORP.	FIXED RATE		5.38%	6/1/2029	USD	(150)	(136)	(A)
GO DADDY OPERATING CO LLC / GD FINANCE CO INC	FIXED RATE		3.50%	3/1/2029	USD	(300)	(254)	(A)
NETFLIX, INC.	FIXED RATE		4.88%	6/15/2030	USD	(150)	(141)	(A)
NETFLIX, INC.	FIXED RATE		5.88%	11/15/2028	USD	(150)	(152)
NEWS CORPORATION	FIXED RATE		3.88%	5/15/2029	USD	(300)	(261)	(A)
SIRIUS XM RADIO INC.	FIXED RATE		4.13%	7/1/2030	USD	(300)	(249)	(A)
SPRINT CAPITAL CORPORATION	FIXED RATE		6.88%	11/15/2028	USD	(300)	(313)
TEGNA INC.	FIXED RATE		5.00%	9/15/2029	USD	(300)	(285)
VIRGIN MEDIA SECURED FINANCE PLC	FIXED RATE		4.50%	8/15/2030	USD	(300)	(252)	(A)

							(2,167)

Consumer (‑0.4%)
SERVICE CORPORATION INTERNATIONAL	FIXED RATE		3.38%	8/15/2030	USD	(150)	(123)
SERVICE CORPORATION INTERNATIONAL	FIXED RATE		5.13%	6/1/2029	USD	(150)	(142)
TEMPUR SEALY INTERNATIONAL, INC.	FIXED RATE		4.00%	4/15/2029	USD	(300)	(253)	(A)
THE ADT SECURITY CORPORATION	FIXED RATE		4.13%	8/1/2029	USD	(300)	(258)	(A)
UNITED RENTALS (NORTH AMERICA), INC.	FIXED RATE		4.00%	7/15/2030	USD	(150)	(129)
UNITED RENTALS (NORTH AMERICA), INC.	FIXED RATE		5.25%	1/15/2030	USD	(150)	(141)

							(1,046)

Energy (‑1.1%)
ANTERO MIDSTREAM PARTNERS LP / ANTERO MIDSTREAM FINANCE CORP	FIXED RATE		5.38%	6/15/2029	USD	(300)	(275)	(A)
CHENIERE ENERGY PARTNERS, L.P.	FIXED RATE		4.50%	10/1/2029	USD	(300)	(272)
CHENIERE ENERGY, INC.	FIXED RATE		4.63%	10/15/2028	USD	(300)	(273)
CHESAPEAKE ENERGY CORPORATION	FIXED RATE		6.75%	4/15/2029	USD	(300)	(292)	(A)
DT MIDSTREAM, INC.	FIXED RATE		4.13%	6/15/2029	USD	(300)	(259)	(A)
HESS MIDSTREAM OPERATIONS LP	FIXED RATE		4.25%	2/15/2030	USD	(300)	(256)	(A)
KINETIK HOLDINGS LP	FIXED RATE		5.88%	6/15/2030	USD	(300)	(281)	(A)
OCCIDENTAL PETROLEUM CORPORATION	FIXED RATE		6.63%	9/1/2030	USD	(150)	(156)
OCCIDENTAL PETROLEUM CORPORATION	FIXED RATE		8.88%	7/15/2030	USD	(150)	(170)
SOUTHWESTERN ENERGY COMPANY	FIXED RATE		5.38%	3/15/2030	USD	(300)	(273)
SUNOCO LP AND SUNOCO FINANCE CORP.	FIXED RATE		4.50%	5/15/2029	USD	(300)	(264)
VENTURE GLOBAL CALCASIEU PASS, LLC	FIXED RATE		3.88%	8/15/2029	USD	(300)	(263)	(A)
WESTERN MIDSTREAM OPERATING, LP	FIXED RATE		4.30%	2/1/2030	USD	(300)	(263)

							(3,297)

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Reference Rate (See Glossary)	Spread	Interest Rate	Maturity Date	Currency	Principal Amount (000)	U.S. $ Fair Value (000)	Footnotes
Investments Sold Short, at fair value (continued)
Corporate Securities (continued)
Financial Services (‑0.2%)
IRON MOUNTAIN INCORPORATED	FIXED RATE		4.88%	9/15/2029	USD	(300)	(262)	(A)
LPL HOLDINGS, INC.	FIXED RATE		4.00%	3/15/2029	USD	(300)	(262)	(A)

							(524)

Health Care (‑0.5%)
AVANTOR FUNDING, INC.	FIXED RATE		3.88%	11/1/2029	USD	(300)	(253)	(A)
CENTENE CORPORATION	FIXED RATE		3.38%	2/15/2030	USD	(150)	(127)
CENTENE CORPORATION	FIXED RATE		4.63%	12/15/2029	USD	(150)	(138)
HOLOGIC, INC.	FIXED RATE		3.25%	2/15/2029	USD	(300)	(259)	(A)
JAZZ SECURITIES DAC	FIXED RATE		4.38%	1/15/2029	USD	(300)	(269)	(A)
PERRIGO FINANCE UNLIMITED COMPANY	FIXED RATE		4.40%	6/15/2030	USD	(300)	(256)
TENET HEALTHCARE CORPORATION	FIXED RATE		4.38%	1/15/2030	USD	(150)	(130)	(A)
TENET HEALTHCARE CORPORATION	FIXED RATE		6.13%	6/15/2030	USD	(150)	(143)	(A)

							(1,575)

Leisure/Entertainment (‑0.3%)
HILTON DOMESTIC OPERATING COMPANY INC.	FIXED RATE		4.88%	1/15/2030	USD	(150)	(136)
HILTON DOMESTIC OPERATING COMPANY INC.	FIXED RATE		3.75%	5/1/2029	USD	(150)	(131)	(A)
INTERNATIONAL GAME TECHNOLOGY PLC	FIXED RATE		5.25%	1/15/2029	USD	(300)	(282)	(A)
LAS VEGAS SANDS CORP.	FIXED RATE		3.90%	8/8/2029	USD	(300)	(254)

							(803)

Mining/Metals (‑0.1%)
NOVELIS CORPORATION	FIXED RATE		4.75%	1/30/2030	USD	(300)	(266)	(A)

							(266)

Packaging & Containers (‑0.1%)
BALL CORPORATION	FIXED RATE		2.88%	8/15/2030	USD	(300)	(240)

							(240)

Retailing (‑0.3%) 1
011778 BC ULC / NEW RED FINANCE INC	FIXED RATE		3.50%	2/15/2029	USD	(300)	(259)	(A)
LITHIA MOTORS, INC.	FIXED RATE		3.88%	6/1/2029	USD	(300)	(248)	(A)
YUM! BRANDS, INC.	FIXED RATE		4.75%	1/15/2030	USD	(300)	(278)	(A)

							(785)

Sovereign (‑5.3%)
FEDERAL REPUBLIC OF GERMANY	FIXED RATE		1.30%	10/15/2027	EUR	(1,360)	(1,373)
UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND	FIXED RATE		1.25%	7/22/2027	GBP	(3,995)	(4,348)
THE UNITED STATES OF AMERICA	FIXED RATE		3.13%	8/31/2027	USD	(3,425)	(3,296)	(J)
THE UNITED STATES OF AMERICA	FIXED RATE		2.50%	3/31/2027	USD	(6,319)	(5,934)
THE UNITED STATES OF AMERICA	FIXED RATE		2.63%	5/31/2027	USD	(53)	(50)
THE UNITED STATES OF AMERICA	FIXED RATE		3.25%	6/30/2027	USD	(341)	(330)

							(15,331)

Technology (‑0.4%)
CROWDSTRIKE HOLDINGS, INC.	FIXED RATE		3.00%	2/15/2029	USD	(300)	(255)
ENTEGRIS ESCROW CORPORATION	FIXED RATE		5.95%	6/15/2030	USD	(300)	(277)	(A)
MSCI INC.	FIXED RATE		3.63%	9/1/2030	USD	(150)	(125)	(A)
MSCI INC.	FIXED RATE		4.00%	11/15/2029	USD	(150)	(132)	(A)
ROBLOX CORPORATION	FIXED RATE		3.88%	5/1/2030	USD	(300)	(235)	(A)
SENSATA TECHNOLOGIES B.V.	FIXED RATE		4.00%	4/15/2029	USD	(300)	(261)	(A)

							(1,285)

Transportation (‑0.1%)
UNITED AIRLINES, INC.	FIXED RATE		4.63%	4/15/2029	USD	(300)	(263)	(A)

							(263)

Utilities (‑0.1%)
VISTRA OPERATIONS COMPANY LLC	FIXED RATE		4.38%	5/1/2029	USD	(300)	(260)	(A)

							(260)

Total Bonds (proceeds $28,878)							(28,911)

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Asset Type	Currency	Shares (000)	U.S. $ Fair Value (000)	Footnotes
Investments Sold Short, at fair value (continued)
Corporate Securities (continued)
Common Stock (‑1.5%)
Financial Services (‑1.5%)
VISA INC	COMMON STOCK	USD	(21)	(4,353)

				(4,353)

Total Common Stock (proceeds $3,869)				(4,353)

Total Investments Sold Short (proceeds $32,747)				(33,264)

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))
Description of Investments

Derivatives, at fair value (See Note 4 for more details)

Description	Type	Expiration Date	Currency	Number of Contracts (000)	U.S. $ Fair Value (000)	Footnotes
Options
Sovereign
ISHARES CHINA LARGE‑CAP ETF	PUT	1/20/2023	USD	21	10
USD‑TWD OPTION	CALL	7/17/2023	USD	650	2

					12

Total Options (cost $29)					12

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))
Description of Investments

Derivatives, at fair value (See Note 4 for more details) (continued)

Description	Financing Rate Paid by Fund	Termination Date	Currency	Notional Amount (000)	U.S. $ Fair Value (000)	Footnotes
Credit Default Swaps (Buyer of Protection)
Financial Services
CREDIT SUISSE	1.00%	12/20/2027	EUR	(2,694)	330
					330

Retailing
STAPLES, INC.	5.00%	6/20/2027	USD	(1,516)	466
					466

Sovereign
CHILE GOVERNMENT INTERNATIONAL BOND	1.00%	12/20/2027	USD	(110)	0	(I)
PEOPLE’S REPUBLIC OF CHINA	1.00%	12/20/2027	USD	(1,300)	(15)

					(15)

Technology
PITNEY BOWES INC.	1.00%	12/20/2027	USD	(182)	45
					45

					826

Total Credit Default Swaps - Buyer of Protection (cost $898)

	Financing Rate Paid by Fund	Termination Date	Currency	Notional Amount (000)	U.S. $ Fair Value (000)
Credit Default Swaps (Seller of Protection)
Leisure/Entertainment
CARNIVAL CORPORATION	1.00%	12/20/2025	USD	1,864	(558)
Health Care
TENET HEALTHCARE CORPORATION	5.00%	12/20/2027	USD	63	0	(I)

					(558)

Total Credit Default Swaps - Seller of Protection (proceeds $542)					(558)

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))
Description of Investments

Derivatives, at fair value (See Note 4 for more details) (continued)

Counterparty	Fund Pays	Fund Receives	Expiration Date	Currency	Notional Amount (000)	U.S. $ Fair Value (000)	Footnotes
Interest Rate Swaps
BARCLAYS	1.78%	USDONSOFR	2/17/2027	USD	523	42
BARCLAYS	1.78%	USDONSOFR	2/17/2027	USD	2,382	189
BARCLAYS	1.74%	USDONSOFR	3/7/2034	USD	165	20
BARCLAYS	2.63%	USDONSOFR	5/24/2026	USD	788	33
BARCLAYS	2.95%	USDONSOFR	6/27/2025	USD	297	9
BARCLAYS	2.88%	USDONSOFR	6/27/2027	USD	371	14
BARCLAYS	2.89%	USDONSOFR	6/27/2025	USD	408	13
BARCLAYS	2.82%	USDONSOFR	6/27/2029	USD	408	20
BARCLAYS	2.82%	USDONSOFR	6/27/2027	USD	408	16
BARCLAYS	3.02%	USDONSOFR	7/1/2026	USD	260	8
BARCLAYS	3.08%	USDONSOFR	7/1/2025	USD	560	15
BARCLAYS	2.87%	USDONSOFR	7/15/2025	USD	837	28
BARCLAYS	4.15%	USDONSOFR	9/30/2024	USD	1,359	4
BARCLAYS	3.39%	USDONSOFR	10/6/2030	USD	19	—	(I)
BARCLAYS	3.87%	USDONSOFR	10/6/2025	USD	450	3
BARCLAYS	3.32%	USDONSOFR	10/6/2034	USD	402	9
BARCLAYS	3.29%	USDONSOFR	10/6/2037	USD	1,653	35
BARCLAYS	3.44%	USDONSOFR	10/6/2029	USD	1,314	12
BARCLAYS	4.10%	USDONSOFR	10/6/2024	USD	360	3
BARCLAYS	3.33%	USDONSOFR	10/6/2032	USD	395	8
BARCLAYS	3.32%	USDONSOFR	10/6/2034	USD	1,380	31
BARCLAYS	3.33%	USDONSOFR	10/6/2032	USD	3,262	64
BARCLAYS	3.32%	USDONSOFR	10/6/2037	USD	3,192	60
BARCLAYS	3.84%	USDONSOFR	10/18/2029	USD	3,524	(15)
BARCLAYS	3.16%	USDONSOFR	12/19/2031	USD	524	16
BARCLAYS	3.55%	USDONSOFR	12/19/2026	USD	371	5
BARCLAYS	3.29%	USDONSOFR	12/19/2028	USD	4,876	102
BARCLAYS	3.40%	USDONSOFR	12/19/2027	USD	1,287	21
BARCLAYS	3.15%	USDONSOFR	12/19/2032	USD	79	3
BARCLAYS	3.18%	USDONSOFR	12/19/2030	USD	1,100	31

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))
Description of Investments

Derivatives, at fair value (See Note 4 for more details) (continued)

Counterparty	Fund Pays	Fund Receives	Expiration Date	Currency	Notional Amount (000)	U.S. $ Fair Value (000)	Footnotes
Interest Rate Swaps (continued)
BARCLAYS	1.95%	EURIBOR3M	7/1/2027	EUR	642	34
BARCLAYS	1.47%	EURIBOR3M	7/1/2024	EUR	242	(7)
BARCLAYS	1.48%	EURIBOR3M	7/1/2024	EUR	316	(9)
BARCLAYS	1.48%	EURIBOR3M	7/1/2024	EUR	176	(5)
BARCLAYS	1.48%	EURIBOR3M	7/1/2024	EUR	234	(7)
BARCLAYS	1.47%	EURIBOR3M	7/1/2024	EUR	326	(10)
BARCLAYS	1.95%	EURIBOR3M	7/1/2027	EUR	475	25
BARCLAYS	1.47%	EURIBOR3M	7/1/2024	EUR	183	(5)
BARCLAYS	1.95%	EURIBOR3M	7/1/2027	EUR	359	19
BARCLAYS	1.09%	EURIBOR3M	7/5/2024	EUR	359	(13)
BARCLAYS	1.55%	EURIBOR3M	7/5/2027	EUR	475	34
BARCLAYS	1.55%	EURIBOR3M	7/5/2027	EUR	642	46
BARCLAYS	1.55%	EURIBOR3M	7/5/2027	EUR	359	26
BARCLAYS	1.09%	EURIBOR3M	7/5/2024	EUR	642	(23)
BARCLAYS	1.09%	EURIBOR3M	7/5/2024	EUR	475	(17)
BARCLAYS	2.39%	SONIA	8/27/2030	GBP	50	—	(I)
BARCLAYS	4.76%	SONIA	11/27/2030	GBP	42	(18)
BARCLAYS	2.12%	SONIA	1/27/2030	GBP	149	—	(I)
BARCLAYS	2.35%	SONIA	9/27/2030	GBP	199	83

						952

Total Interest Rate Swaps (proceeds $1)						952

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))
Description of Investments

Derivatives, at fair value (See Note 4 for more details) (continued)

Description	Interest Rate	Termination Date	Currency	Notional Amount (000)	U.S. $ Fair Value (000)	Footnotes
Total Return Swaps
Leisure/Entertainment
AMC ENTERTAINMENT HOLDINGS, INC.	5.91%	4/22/2026	USD	—	1	(M)
HRNI HOLDINGS, LLC	7.45%	11/19/2028	USD	—	9	(M)
TRAVELPORT FINANCE (LUXEMBOURG) S.A R.L.	8.00%	2/28/2025	USD	—	(1)	(M)

					9

Real Estate/Construction
ACCORINVEST GROUP S.A.	5.12%	12/10/2025	EUR	268	(18)
ACCORINVEST GROUP S.A.	5.37%	12/10/2025	EUR	469	(28)

					(46)

Retailing
DISTRIBUIDORA INTERNACIONAL DE ALIMENTACION S.A.	3.00%	12/31/2025	EUR	280	54
DISTRIBUIDORA INTERNACIONAL DE ALIMENTACION S.A.	4.97%	12/31/2025	EUR	509	86
DISTRIBUIDORA INTERNACIONAL DE ALIMENTACION S.A.	4.97%	12/31/2025	EUR	155	26
DISTRIBUIDORA INTERNACIONAL DE ALIMENTACION S.A.	4.97%	12/31/2025	EUR	621	104
DISTRIBUIDORA INTERNACIONAL DE ALIMENTACION S.A.	4.97%	12/31/2025	EUR	929	160
EG FINCO LIMITED	7.32%	4/10/2027	EUR	1,925	(248)
EG GROUP AUSTRALIA PTY LTD	5.00%	2/5/2025	AUD	146	(4)
STEENBOK LUX FINCO 2 S.A R.L.	10.75%	6/30/2023	EUR	—	—	(I)

					177

Technology
PITNEY BOWES INC.	6.39%	3/12/2028	USD	—	1	(I)

					1

Total Total Return Swaps (cost $0)					141

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))
Description of Investments

Derivatives, at fair value (See Note 4 for more details) (continued)

Description	Expiration Date	Currency	Number of Contracts (000)	U.S. $ Fair Value (000)	Footnotes
Warrants
Communications
INTELSAT JACKSON HOLDINGS S.A.	12/5/2025	USD	17	72
INTELSAT JACKSON HOLDINGS S.A.	12/5/2025	USD	17	100

				172

Retailing
CONFORMA HOLDINGS S.A.	3/15/2023	EUR	269	36

				36

Total Warrants (cost $0)				208

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))
Description of Investments

Forward Contracts as of December 31, 2022 (See Note4(a) for more details)

Counterparty	Contracts to Deliver (000)		In exchange for (000)		Settlment Date	Unrealized Appreciation (Depreciation)	Footnotes
HSBC	BRL	3,662	USD	686	1/6/2023	(7)
HSBC	AUD	441	USD	301	2/15/2023	3
HSBC	CAD	51	USD	40	2/15/2023	2
HSBC	CHF	67	USD	71	2/15/2023	(2)
HSBC	INR	297,546	USD	3,686	2/15/2023	89
HSBC	SEK	1	USD	0	2/15/2023	0	(I)
HSBC	USD	70	AUD	48	2/15/2023	2
HSBC	USD	13	CHF	14	2/15/2023	0	(I)
HSBC	USD	2,370	ZAR	129	2/15/2023	11
HSBC	ZAR	17,263	USD	1,014	2/15/2023	1
HSBC	EUR	44,054	USD	47,379	3/15/2023	(2,738)
HSBC	USD	8,974	EUR	9,652	3/15/2023	447
HSBC	CNH	22,180	USD	3,224	6/21/2023	18
HSBC	GBP	17,800	USD	21,557	6/21/2023	(108)
HSBC	USD	5,558	CNH	808	6/21/2023	(4)
HSBC	USD	808	GBP	979	6/21/2023	(11)
HSBC	TWD	1,287	USD	43	7/19/2023	1
HSBC	USD	1,287	TWD	43	7/19/2023	(1)
HSBC	IDR	8,482,767	USD	534	12/20/2023	(11)
NATWEST	EUR	23,045	USD	24,784	3/15/2023	(1,553)
NATWEST	GBP	5,320	USD	6,442	6/21/2023	(41)

						$(3,902)

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Reference Rate (See Glossary)	Spread	Interest Rate	Maturity Date	Currency	Principal Amount (000)
Short-Term Investments (0.0%) (See Note 2(f) for further discussion)
Sovereign (0.0%)
Barclays Repurchase Agreement	FIXED RATE		4.00%	*	USD	37

*	The repurchase agreement matures on demand. Interest rate reflects the rate in effect on December 31, 2022

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))
Notes to Schedule

Below represent footnotes to the combined schedule of Investments. All investments are valued in accordance with the procedures described in Note 3.

(A)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. As of December 31, 2022, the aggregate market value of these securities amounted to $16.9 million or 6.9% of net investments fair value.

(B)	Defaulted or non‑income producing security Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. At December 31, 2022, securities with a fair

(C)	value of approximately $50.8 million, were pledged to collateralize reverse repurchase agreements.

(D)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(E)	Securities are perpetual and, thus, do not have a predetermined maturity date.

(F)	Zero coupon bond.

(G)	Floating rate security. Stated interest rate was in effect at December 31, 2022.

(H)	Represents an affiliated investment.

(I)	Represents either a face value, shares or fair value that is greater than zero but rounds to less than one thousand.

(J)	Position has been segregated as collateral for a repurchase agreement. See Note 2(f) for more discussion.

(K)	Position represents the equity tranche of collateralized loan obligation.

(L)	Preferred equity position is the underlying instrument on the claim position that has defaulted.

(M)	Positions relate to interest accruals on swaps that were not received as of December 31, 2022.

Glossary
EURIBOR1M	Euro Interbank Offered Rate (1 month)
EURIBOR3M	Euro Interbank Offered Rate (3 month)
EURIBOR12M	Euro Interbank Offered Rate (12 month)
SONIA	Sterling Overnight Index Average Compounded Index
TSFR1M	Term Secured Overnight Financing Rate (1 month)
TSFR3M	Term Secured Overnight Financing Rate (3 month)
USD1MLIBOR	London Interbank Offered Rate (USD 1 month)
USD3MLIBOR	London Interbank Offered Rate (USD 3 month)
USDONSOFR	Secured Overnight Financing Rate

CarVal Global Credit Fund - Master Portfolio
December 31, 2022 Combined Schedule of Investments

NOTES TO THE COMBINED SCHEDULE OF INVESTMENTS
Note 1 – Organization
CarVal Investors, L.P. launched the CarVal Global Credit Fund on July 1, 2014. Effective on July 1, 2022, CarVal Investors, L.P. was acquired by AllianceBernstein L.P. (AB), and is now referred to as AB CarVal Investors, L.P. (the Investment Manager). CarVal GCF GP serves as the general partner and/or member manager (General Partner) within this structure. The CarVal Global Credit Fund utilizes a “master fund/feeder fund” investment company structure (collectively referred to as the CarVal Global Credit Fund or the Fund) and operates as a hedge fund that is offered to eligible investors. For reporting purposes, the accounts of each master fund (Master Fund), which are listed below, have been combined and are collectively referred to as the “Master Portfolio”.

•	CarVal GCF Master Fund I LP

•	CarVal GCF Master Fund II LP

•	CarVal GCF Master Fund III, LLC
CarVal Global Credit Fund A LP and CarVal Global Credit Fund B LP are each a feeder fund (Feeder Fund), both of which invest their assets in the Master Portfolio. The Master Portfolio and Feeder Funds share the same investment objectives.
The primary investment objective of the Master Portfolio is to achieve attractive and sustainable risk-adjusted returns over a medium and long-term horizon. The Master Portfolio employs proprietary investment strategies in selecting, managing and disposing of loan portfolios, corporate securities, structured credit, and special opportunities (each a Strategy and collectively the Strategies), each as described below. The Master Portfolio seeks risk mitigation through diversification across and within Strategies through the use of hedging and other risk management techniques. The Master Portfolio may use currency, credit and other strategies for risk management purposes.

•
The Corporate Securities Strategy, which includes liquidations, centers on investments in obligations of leveraged or financially troubled corporations. These investments typically extend to mispriced or undervalued bonds, bank debt, trade claims, liquidation claims, credit default swaps, and equities, but may also extend to other similar investment types.

•
The Loan Portfolio Strategy centers on investments in portfolios of whole loans including consumer receivables, residential mortgages, small business loans, residential solar loans, and other consumer, commercial, and industrial obligations. This strategy may also include investments in commercial real estate loan transactions and commercial property assessed for clean energy financing, as well as real estate related public debt and equity securities and loan portfolios containing real estate owned or other receivables.

•
The Special Opportunities Strategy centers on new asset categories for investments that are not already targeted by the Master Portfolio. Through this strategy, investments may extend to a diverse base of non‑ traditional business and asset classes and may include aviation assets, vessel assets, solar energy and other renewable energy related assets.

•
The Structured Credit Strategy centers on investments in asset-backed securities including residential and commercial mortgage-backed securities, collateralized loan obligations and other asset-backed securities.

CarVal Global Credit Fund - Master Portfolio
December 31, 2022 Combined Schedule of Investments

Note 2 – Significant Accounting Policies
The Master Portfolio is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Master Portfolio in the preparation of its combined schedule of investments in conformity with U.S. generally accepted accounting principles (“GAAP”).
(a) Use of Estimates
The preparation of the combined schedule of investments, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities.
(b) Investment Structures
The Master Portfolio commonly uses Special Purpose Vehicles (SPVs) or other similar vehicles to facilitate its investments in loan portfolios and special opportunities investments. The Master Portfolio provides funding to the SPVs in the form of a loan receivable and/or an equity contribution. The SPVs, in turn, purchase and own the underlying investment assets. In these instances, the Master Portfolio’s loan receivable and/or equity contributions represent the instrument that is fair valued and is presented as an equity investment or debt investment in the combined schedule of investments. Loan receivables that are, in substance, equity investments (such as zero interest profit participating loans) are reflected as equity investments within the combined schedule of investments.
These SPVs serve a variety of purposes, including specific legal isolation requirements and to facilitate joint ventures that may be entered into with unaffiliated asset managers and servicers (“Global Asset Managers”). The Master Portfolio uses the Global Asset Managers to assist in the transaction origination, as well as to coordinate the due diligence and asset management of the underlying assets. For these services, the Global Asset Managers may receive a servicing fee that is paid by the SPVs. As part of these joint ventures, the Global Asset Managers may co‑invest in the SPVs at a level that is either equal to or below the Master Portfolio’s investment in the capital structure of the SPVs.
(c) Fund Structure and Intercompany Transactions
As previously noted, the Fund utilizes a master fund/feeder fund investment company structure. In addition to the Master and Feeder Fund entities, a variety of other investment entities have been established within the Master Portfolio structure and are organized globally.
A variety of intercompany debt and equity relationships have been established by and between these investment entities. These investment entities and the corresponding transactions conducted between them serve a variety of purposes, including, but not limited to, facilitation of investment strategies and acquisition of assets, and for purposes of adhering to various local and foreign requirements impacted by the overall investment process used by the Investment Manager.
The intercompany debt and equity transactions mentioned above have been eliminated in the preparation of the combined schedule of investments for the Master Portfolio. In addition, these entities are disregarded for financial reporting purposes and their activities are attributed to the Master Portfolio.

CarVal Global Credit Fund - Master Portfolio
December 31, 2022 Combined Schedule of Investments

Note 2 – Significant Accounting Policies (continued)

(d) Investment Accounting
The Master Portfolio records its security transactions on a trade date basis. The Master Portfolio typically records its investments in loan portfolios, special opportunities investments, and other similar illiquid or non‑tradable assets on the date the underlying purchase/sale agreement is executed, which generally approximates the date cash moves. Costs to acquire an investment are capitalized as a component of investment cost.
(e) Foreign Currency Translations
Investments denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of investments are translated at the exchange rate on the transaction date.
(f) Repurchase Agreements
Transactions involving repurchase agreements (securities purchased with agreements to resell) are treated as collateralized financing transactions, and are recorded at their contracted resell amount, inclusive of accrued interest. Repurchase agreements of sufficient credit quality are held at cost.
In connection with repurchase agreements, it is the Master Portfolio’s policy that its custodian take possession of the underlying collateral securities. In the event of counterparty default, the Master Portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the Master Portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of the collateral. As of December 31, 2022, securities with a fair value of approximately $36 thousand were received as collateral for $37 thousand of repurchase agreements by the Master Portfolio.
(g) Short Selling
The Master Portfolio may utilize short selling. Short selling involves directly or indirectly selling (or having the equivalent exposure) securities or other instruments which may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace any such borrowed securities at a later date. Short selling allows the Master Portfolio to profit from declines in market prices to the extent such decline exceeds the transaction costs and any costs of borrowing. However, if the borrowed assets must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed assets would result in a loss, which is theoretically unlimited in amount.
(h) Guarantees and Commitments
The Master Portfolio may issue specific guarantees in order to obtain financing, enter into forward foreign exchange contracts, or for other similar purposes in pursuit of achieving various business objectives. Events and circumstances that would require the Master Portfolio to perform under the guarantees include events of default related to financing and foreign exchange arrangements or a similar inability to satisfy certain business objectives. For existing investments, the Master Portfolio may enter into standby funding agreements or have off‑balance sheet future capital commitments that will require future cash outflows in connection with purchasing, developing or otherwise executing the business plan for the investment. While the commitment to fund such arrangements may involve discretion, failure to fund when called upon could negatively impact the Master Portfolio’s investment position. These arrangements are considered in the valuation of the related investments and management does not anticipate concerns regarding the future ability to satisfy such arrangements.

CarVal Global Credit Fund - Master Portfolio
December 31, 2022 Combined Schedule of Investments

Note 2 – Significant Accounting Policies (continued)

(h) Guarantees and Commitments (continued)

The Master Portfolio, along with other investment vehicles managed by the Investment Manager, is obligated to purchase consumer credit card receivables under a forward-flow commitment through June 30, 2023. During the year ended December 31, 2022, the Investment Manager gave notice that the investment agreement will end at the current expiration date, in accordance with the terms set forth in the agreement. The Master Portfolio’s portion of total future investment is estimated between $1.4 million and $1.8 million. The total capital funded pursuant to the arrangement is $42.8 million.
The Master Portfolio, along with other investment vehicles managed by the Investment Manager, also entered into an agreement to fund a credit facility for a Dutch solar development company. The company has the ability to draw on the credit facility for a period of 30 months, with an expiration in August 2024. The Master Portfolio’s portion of expected future investment is estimated to be approximately $3.5 million.
Further, the Master Portfolio has additional future credit arrangements with various alternative energy projects. While none of the arrangements are individually significant, the aggregate total of potential fundings is approximately
$0.3 million.
(i) Third-Party Debt – Asset Level Financing
As an investment company and in a manner consistent with the authoritative guidance for consolidation, the Master Portfolio does not consolidate its investments in non‑investment companies, such as the SPVs that were previously described. The Master Portfolio’s accounting and financial reporting policy is focused on the fair value of the investment in the SPV as a whole. Accordingly, the Master Portfolio does not consolidate its share of third-party debt and corresponding interest expense that may reside within the financial statements of the SPV (if any). As of December 31, 2022, the Master Portfolio’s share of third-party debt outstanding at the SPVs was $51.3 million. The Master Portfolio has guaranteed $13.4 million of the third-party debt outstanding at the SPVs and as of December 31, 2022, the fair value of this guarantee has been considered as part of the valuation process.
Note 3 – Investment Valuation
The Master Portfolio applies the authoritative guidance on fair value measurements and disclosures (FASB ASC Topic 820), which establishes a single definition of fair value and creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Master Portfolio’s investments. The hierarchy of inputs is summarized below:

a.	Level 1 – Fair value is determined by quoted prices in active markets for identical investments.

b.	Level 2 – Fair value is determined by other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, default rates, credit risk, etc.).

c.
Level 3 – Fair value is determined by significant unobservable inputs (including the Investment Manager’s own assumptions in determining the fair value of investments based upon the best information available).

The values presented in the accompanying combined schedule of investments have been determined using a fair value methodology for each asset class and the corresponding asset types within each asset class.
The Master Portfolio’s investments in corporate securities and derivatives are primarily valued using Level 2 inputs, which generally consist of vendor pricing and multiple broker quotes based on the yield, maturity, credit quality and bids or trading activity in the security or similar securities, thereby demonstrating consensus pricing. However, certain corporate securities may also be valued using Level 3 inputs depending on the characteristics of the security and availability of broker quotes and other information. Corporate securities valued using Level 1 inputs generally represent

CarVal Global Credit Fund - Master Portfolio
December 31, 2022 Combined Schedule of Investments

Note 3 – Investment Valuation (continued)

an immaterial portion of the investment portfolio. Investments in loan portfolios, structured credit, and special opportunities are primarily valued with Level 3 inputs using a discounted cash flow analysis. This analysis takes into consideration risk-adjusted rates of return as applied to the cash inflows and outflows anticipated in connection with managing and/or disposing each specific investment. This analysis may include factors such as income streams, local market activity, timing, collateral, payment history, comparative sales values, operating outflows to improve or otherwise maximize investment value, and other similar factors that have or will influence the exit of the investment, in addition to other quantitative unobservable inputs disclosed in the following table. All forward foreign currency contracts held at December 31, 2022 were valued using Level 2 inputs, which include forward rates.
The values assigned to the investments are based on available information and do not necessarily represent the amounts that might ultimately be realized, since such amounts depend on future circumstances and cannot be determined until the individual investments are actually liquidated. Because of the inherent uncertainties of valuation, the assigned values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.
As previously noted, the Master Portfolio commonly uses SPVs to facilitate the investment process. These SPVs may be tax‑paying entities depending on the geographic location and nature of formation. Any such taxes are included within the valuation process.
The following is a summary of the inputs used in valuing the Master Portfolio’s assets (liabilities) carried at fair value as of December 31, 2022 (in thousands (000)):

	Level 1	Level 2	Level 3	Total
Corporate Securities - Long
Bank Debt	$—	$9,013	$7,126	$16,139
Bonds	—	45,177	17,162	62,339
Equity Investments	4,362	9,643	10,204	24,209
Trade/Liquidation Claims	—	1,407	2,906	4,313
Loan Portfolios	—	—	42,167	42,167
Special Opportunities	—	—	29,390	29,390
Structured Credit	—	43,818	56,857	100,675
Corporate Securities - Short
Bonds	—	(28,911)	—	(28,911)
Equity Investments	(4,353)	—	—	(4,353)
Other Financial Instruments - Asset*	—	3,062	118	3,180
Other Financial Instruments - Liability*	—	(5,478)	(22)	(5,500)

Total	$9	$77,731	$165,908	$243,648

*	Other financial instruments include swaps, options, warrants, and forward foreign currency contracts, and such amounts are presented at the on‑balance sheet fair value.

CarVal Global Credit Fund - Master Portfolio
December 31, 2022 Combined Schedule of Investments

Note 3 – Investment Valuation (continued)

The following table presents the purchases, sales, and transfers of assets for any Level 3 positions at either the beginning or the end of the current fiscal year. Transfers in or out of Level 3 represent the beginning value of any position where a change in the pricing level occurred from the beginning to the end of the year due to changes in the availability of observable inputs or liquidity given market conditions (in thousands (000)):

		Corporate Securities
	Bank Debt	Bonds	Equity Investments	Trade/Liquidation Claims
Purchases	$3,724	$3,524	$—	$—
Sales	(5,177)	(10,607)	(694)	(280)
Transfers into Level 3	2,247	—	434	—
Transfers out of Level 3	—	—	—	—

	Special Opportunities	Loan Portfolios	Structured Credit	Other Financial Instruments ‑ Net
Purchases	$3,867	$26,637	$4,915	$4,857
Sales	(2,919)	(36,542)	(7,759)	(4,571)
Transfers into Level 3	—	—	54	3
Transfers out of Level 3	—	—	(5,856)	—

CarVal Global Credit Fund - Master Portfolio
December 31, 2022 Combined Schedule of Investments

Note 3 – Investment Valuation (continued)

The table below summarizes the information about the significant unobservable inputs used in determining the fair value of the Master Portfolio’s Level 3 assets (in thousands (000)):

Type of Investment	Fair Value at 12/31/2022	Valuation Technique	Unobservable Input*	Range (Weighted Avg)
Corporate Securities
Bank Debt	$6,958	Market approach	See below^	N/A
	121	Discounted cash flow model	Discount rate	39.3% (39.3%)
	47	Market approach	See below^^^	N/A

Total Bank Debt	7,126
Bonds	6,451	Discounted cash flow model	Discount rate	8.8% ‑15.5% (14.2%)
	5,176	Market approach	See below^^^	N/A
	3,143	Market approach	Earnings Multiple^^	4.0x (4.0x)
	2,392	Market approach	See below^	N/A

Total Bonds	17,162
Equity Investments	6,714	Market approach	Earnings multiple^^	4.0x - 5.5x (5.5x)
	1,440	Market approach	See below^	N/A
	1,436	Market approach	See below^^^	N/A
	614	Discounted cash flow model	Discount rate	14.4% ‑39.3% (28.8%)

Total Equity Investments	10,204
Trade/Liquidation Claims	2,372	Market approach	See below^	N/A
	534	Market approach	See below^^^	N/A

Total Trade/Liquidation Claims	2,906
Loan Portfolios	42,122	Discounted cash flow model	Discount rate	1.5% - 23.9% (16.4%)
	45	Market approach	Recent transaction	N/A

Total Loan Portfolios	42,167
Structured Credit	30,547	Discounted cash flow model	Discount rate	3.3% - 18.3% (9.8%)
	26,299	Market approach	See below^	N/A
	11	Market approach	Recent transaction	N/A

Total Structured Credit	56,857
Special Opportunities
Aircraft	25,794	Discounted cash flow model	Discount rate	6.0% -18.0% (12.7%)
	683	Market approach	EBITDA to EV Multiple	10.8x (10.8x)
Vessels	2,074	Market approach	See below^	N/A
	839	Market approach	Recent transaction	N/A

Total Special Opportunities	29,390
Other Financial Instruments - Net	96	Market approach	See below^	N/A

Other Financial Instruments - Total	96

*
The unobservable inputs are consistent with market participant standards. The Master Portfolio may use a combination of these metrics along with other measures depending on the individual investments, such as third-party vendor pricing, monthly payment rate, annual charge off rate, annual settlement rate, stress factor, annual default rate, exit value, and exit timing.

^
The valuation is based on non‑binding broker quotes or market comparables where quantitative inputs are not observable. Broker quotes or market comparables have been reviewed and substantiated by the Investment Manager. Unobservable inputs primarily relate to similar transactions or positions adjusted for liquidity premiums or discounts, discount rates, structures, credit quality, default rates, severity, etc.

^^	The earnings multiple has been adjusted for other risk factors which are specific to the investment.
^^^	The valuation is based on final liquidation approvals and expected distributions from the administrator, adjusted for time and distributions received.

CarVal Global Credit Fund - Master Portfolio
December 31, 2022 Combined Schedule of Investments

Note 3 – Investment Valuation (continued)

The Fund has a Valuation Committee to oversee the valuation process for the Master Portfolio’s investments. The Valuation Committee is comprised of various Fund personnel, including investment and non‑investment professionals, and is responsible for assessing and resolving any exceptions or revisions to the valuation methodology, policies and procedures as well as assessing the final net asset value (NAV).
The Valuation Committee meets on a monthly basis to approve the NAV. Valuations determined for the Fund are required to be supported by market data, industry-accepted third-party valuation models or other methods the Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models.
The Fund periodically tests its valuations of Level 3 investments through performing back testing of sales by comparing the amounts realized against the most recent fair values reported, and if necessary, uses the findings to calibrate its valuation procedures.
Note 4 – Derivatives
The authoritative guidance for derivative instruments and hedging activities (FASB ASC Topic 815) requires disclosures about the Master Portfolio’s derivative and hedging activities, including the Master Portfolio’s use of and accounting for derivative instruments and the effect of derivative instruments on the Master Portfolio’s results of operations and financial position. The guidance also requires qualitative disclosures about the objectives and strategies for using derivative instruments, quantitative disclosures about derivative instruments’ fair value amounts.
In the normal course of business, the Master Portfolio utilizes derivative financial instruments in connection with its trading activities. All derivative instruments are recorded at fair value as described in Note 3. The Master Portfolio’s derivative activities and exposure to derivative contracts are classified by the following primary underlying risks: foreign exchange rate risk, interest risk, and credit risks.
In connection with the Master Portfolio’s derivative activity, it may be required to post cash collateral (i.e., broker deposits) with the counterparty of the derivative transaction. The collateral requirement is generally a percentage of the notional market value and will increase or decrease with market movements. As of December 31, 2022, the Master Portfolio has posted $11.9 million in collateral.
The following provides more detailed information about each derivative type held by the Master Portfolio, including credit-risk-related contingent features:
(a) Forward Foreign Currency Contracts
The Master Portfolio enters into forward foreign currency contracts to manage against the foreign exchange rate risk related to investments denominated in foreign currency. Net payments are used to settle all contracts with the same counterparty. Risks associated with forward foreign currency contracts are the inability of counterparties to meet the terms of their contracts and movements in fair value and exchange rates.
(b) Swap Agreements
The Master Portfolio enters into various swap contracts, including credit default swaps, interest rate swaps and total return swaps as part of its investment strategies to hedge against unfavorable changes in the value of investments, to create exposure to certain equities or credits to which it is not otherwise exposed, and to protect against adverse movements in credit performance with counterparties.

CarVal Global Credit Fund - Master Portfolio
December 31, 2022 Combined Schedule of Investments

Note 4 – Derivatives (continued)

(b) Swap Agreements (continued)

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the combined statement of assets and liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of the contractual terms in the agreements and that there may be unfavorable changes in interest rates or credit prices.
Credit Default Swap Agreements – The Master Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed.
As a seller of protection on credit default swap agreements, the Master Portfolio will generally receive from the buyer a periodic payment throughout the term of the swap agreement provided there is no credit event. The contract effectively transfers the credit event risk of the referenced asset from the buyer of protection to the seller of protection. Events that would require the Master Portfolio to perform generally include bankruptcy of the referenced debt issuer, failure of the referenced debt issuer to make interest or principal payments, or restructuring of the referenced obligation.
If the Master Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Master Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash equal to the notional amount of the swap less the recovery value of the referenced obligation. In addition, the maximum potential payment required would be offset by cash held as collateral by the swap counterparties.
At December 31, 2022, the open credit default swaps written by the Master Portfolio were referenced to corporate debt and are summarized by expiration terms as follows (in thousands (000)):

Expiration Term	Fair Value	Maximum potential amount of future undiscounted payments	Recourse provisions with third parties	Cash collateral (received)/pledged	External credit spread^
Less than 1 year	$—	$—	$—	$—	—
1‑3 years	(558)	(1,927)	—	2,367	1,650
3‑5 years	—	—	—	—	—
More than 5 years	—	—	—	—	—

Total	$(558)	$(1,927)	$—	$2,367

^
Credit spreads on the underlying contracts obtained from the counterparties, together with the period of expiration, are indicators of payment or performance risk. The likelihood of payment or performance risk is generally greater as the credit spread on the underlying and the period of expiration increase.

Interest Rate Swap Agreements – The Master Portfolio is exposed to interest rate risk when there is an unfavorable change in the value of investments as a result of adverse movements in the market interest rates. The Master Portfolio enters into interest rate swaps to manage the interest rate sensitivity of the Master Portfolio’s investments.
Total Return Swap Agreements – The Master Portfolio is subject to credit price risk in the normal course of pursuing its investment objectives. The Master Portfolio enters into total return swaps to manage its exposure to the market or certain sectors of the market, or to create exposure to certain equities or credits to which it is otherwise not exposed.

CarVal Global Credit Fund - Master Portfolio
December 31, 2022 Combined Schedule of Investments

Note 4 – Derivatives (continued)

(c) Options
The Master Portfolio is subject to credit price risk in the normal course of pursuing its investment objectives. The Master Portfolio may enter into options to speculate on the price movements of the financial instrument underlying the option, or for use as an economic hedge against certain positions held in the Master Portfolio’s holdings. Purchased option contracts give the Master Portfolio the right, but not the obligation, to buy or sell within a limited time, a financial instrument at a contracted price that may also be settled in cash, based on differentials between specified indices or prices.
Options written obligate the Master Portfolio to buy or sell, within a limited time, a financial instrument at a contracted price that may also be settled in cash, based on differentials in specified indices or prices. Options written by the Master Portfolio may expose the Master Portfolio to the market risk of an unfavorable change in the financial instrument underlying the written option.
The Master Portfolio is exposed to counterparty risk from the potential that a seller of an option contract does not sell or purchase the underlying asset as agreed under the terms of the option contract. The maximum risk of loss from counterparty risk to the Master Portfolio is the fair value of the contracts and the premiums paid to purchase its open option contracts. The Master Portfolio considers the credit risk of the intermediary counterparties to its option transactions in evaluating potential credit risk.
(d) Warrants
The Master Portfolio may receive warrants upon an investment in the debt or equity of a company. The warrants provide the Master Portfolio with exposure and potential gains upon equity appreciation of the company’s share price.
The Master Portfolio is exposed to counterparty risk from the potential failure of an issuer to settle its exercised warrants. The maximum risk of loss from counterparty risk to the Master Portfolio is the fair value of the contracts and the purchase price of the warrants. The Master Portfolio considers the effects of counterparty risk when determining the fair value of the warrants.
(e) Credit-risk-related Contingent Features
The Master Portfolio has several credit-risk-related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from the Master Portfolio. The contingent features are established within the Master Portfolio’s trading agreements (e.g. ISDAs) which govern positions in swaps, options, and forward foreign currency contracts for each individual counterparty. As of December 31, 2022, the total fair value of derivative positions with credit-risk-related contingent features in a net liability position was $252 thousand. If a contingent feature would have been triggered as of December 31, 2022, the Master Portfolio could have been required to pay this amount, less any collateral posted, in cash to its counterparties.

CarVal Global Credit Fund - Master Portfolio
December 31, 2022 Combined Schedule of Investments

Note 4 – Derivatives (continued)

(f) Effects of Derivative Transactions on the Combined Schedule of Investments
The table below provides the volume of activity in the different types of derivatives for the year ended December 31, 2022 (in thousands (000)):

Underlying Risk Category	Notional or Number of Contracts at 12/31/2022	Average Notional Amount or Number of Contracts*
Foreign exchange risk
Forward foreign currency contracts
	116,471	163,194
Credit risk
Credit default swaps	7,917	13,246
Total return swaps	4,634	14,658
Options	650	325
Warrants	304	302
Interest risk
Interest rate swaps	34,927	33,437

*
The average notional amount of swap agreements and open forward foreign currency purchase/sale contracts and the average number of open options and warrant contracts outstanding during the year ended December 31, 2022 serve as indicators of the volume of activity for the Master Portfolio throughout the year. Furthermore, the volume for forward foreign currency contracts activity for the year ended December 31, 2022 correlates to the value of investments held in a foreign currency.

Note 5 – Offsetting Assets and Liabilities
In the ordinary course of business, the Master Portfolio has entered into certain transactions which are subject to master agreements that provide for payment netting and that, in the case of a default or similar event with respect to the counterparty to the master agreement, provide for netting across transactions. Generally, upon a counterparty default, the Master Portfolio can terminate all transactions under the master netting agreement and set off amounts it owes across all transactions under a particular master agreement against collateral it has received under such master agreement; provided, however, that in the case of certain defaults, the Master Portfolio may only be able to terminate and set off solely with respect to transactions affected by the default. Generally, the Master Portfolio manages cash and securities collateral on a counterparty basis as permitted under each master agreement.

CarVal Global Credit Fund - Master Portfolio
December 31, 2022 Combined Schedule of Investments

Note 6 – Related Parties
The Master Portfolio, along with other funds managed by the Investment Manager, may collectively own platform investments (e.g., loan portfolio service platform or aviation asset managers). These platforms help source new investments and/or provide servicing to existing investments already owned by the funds. In connection with providing these services, the platforms may charge fees to the funds receiving the services. Further, given the ongoing role played by the platforms, it may be necessary from time to time for ownership of the platforms to be transferred among the funds given the varying life cycles of such funds or for other reasons that the Investment Manger believes appropriate as part of the platform strategy. The Investment Manager has evaluated the fees paid to the platforms and believes that such fees were fair and reasonable and not less favorable than could be obtained in arm’s‑length negotiations.
The Master Portfolio participates in equity investments of collateralized loan obligation vehicles (CLO’s) and a loan portfolio fund in China that are managed by the Investment Manager. While these investments pay management fees to the Investment Manager, the Master Portfolio receives a management fee offset in an amount equal to the amount of fees received by the Investment Manager in connection with the equity investments.
In September 2023, a subscription was made into the Master Portfolio (through CarVal Global Credit Fund A LP) from AB for $40.0 million.
Note 7 – Concentrations of Risk
Concentrations of risk exist when groups of assets, counterparties, or issuers have similar business characteristics that would cause their ability to meet their contractual commitments, in addition to investment performance, to be adversely affected in a similar manner by economic, geographic, or other market factors. As of December 31, 2022, the Master Portfolio had concentrations of risk exceeding 5% in the following countries (calculated as a percentage of the absolute fair value of investments):

Country	Investment strategies	% of Fair Value
United States	Corporate Securities	24%
	Structured Credit	18%
	Loan Portfolios	5%

	Total United States	47%
United Kingdom	Structured Credit	7%
	Corporate Securities	5%
	Loan Portfolios	2%

	Total United Kingdom	14%
Ireland	Special Opportunities	8%
	Structured Credit	2%
	Loan Portfolios	2%

	Total Ireland	12%
Netherlands	Structured Credit	3%
	Loan Portfolios	2%

	Total Netherlands	5%
Note 8 – Subsequent Events
The Master Portfolio has evaluated subsequent events through the date these combined schedule of investments were available to be issued, which was October 27, 2023. There is a planned transaction with a related party registered fund to acquire a percentage of investments from the Master Portfolio. This transaction is still in the approval process as of the date of issuance. There were no additional subsequent events that require financial statement disclosures and/or adjustments to the combined schedule of investments.

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments (Unaudited)
As of June 30, 2023
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Reference Rate (See Glossary)	Spread	Interest Rate	Maturity Date	Currency	Principal Amount (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (83.7%)
Corporate Securities (27.9%)
Bank Debt (4.5%)
Auto/Motor Carrier (1.2%)
CARNABY INVENTORY III, LLC	TSFR1M	13.63%	18.79%	7/6/2025	USD	2,400	2,358	(D)(G)
FIRST BRANDS GROUP LLC	TSFR1M	14.00%	19.16%	5/31/2025	USD	1,260	1,223	(D)(G)

							3,581

Communications (0.7%)
CVI AUSTRAL LLP	FIXED RATE		6.00%	5/31/2021	USD	90	—	(B)(D)(H)(I)
CVI AUSTRAL LLP	FIXED RATE		6.00%	5/31/2021	USD	326	14	(B)(D)(H)
FACUNDO PRADO	FIXED RATE		8.50%	6/30/2023	USD	47	47	(D)
SUPERCANAL S.A.	FIXED RATE		9.00%	6/30/2023	USD	152	147	(D)(H)
SUPERCANAL S.A.	FIXED RATE		9.00%	6/30/2023	USD	2,046	1,974	(D)(H)

							2,182

Consumer (0.2%)
TEKMOVIL LLC	FIXED RATE		13.18%	3/26/2024	USD	360	347	(D)
TEKMOVIL LLC	FIXED RATE		15.50%	1/31/2024	USD	264	258	(D)

							605

Energy (0.0%)
CAL DIVE INTERNATIONAL, INC.	USD3MLIBOR	6.75%	6.87%	1/26/2016	USD	866	—	(B)(D)(G)(I)

							—

Real Estate/Construction (0.0%)
ACCORINVEST GROUP SA	EURIBOR3M	3.40%	6.09%	12/10/2025	EUR	67	64	(G)

							64

Retailing (2.3%)
DISTRIBUIDORA INTERNACIONAL DE ALIMENTACION S.A.	EURIBOR3M	3.00%	6.55%	12/31/2025	EUR	234	229	(G)
DISTRIBUIDORA INTERNACIONAL DE ALIMENTACION S.A.	EURIBOR3M	3.00%	6.55%	12/31/2025	EUR	312	304	(G)
DISTRIBUIDORA INTERNACIONAL DE ALIMENTACION S.A.	EURIBOR3M	3.00%	6.55%	12/31/2025	EUR	304	297	(G)
DISTRIBUIDORA INTERNACIONAL DE ALIMENTACION S.A.	EURIBOR3M	3.00%	6.55%	12/31/2025	EUR	78	76	(G)
STEENBOK LUX FINCO 1 S.A R.L.	FIXED RATE		10.00%	6/30/2026	EUR	14	16
STEENBOK LUX FINCO 1 S.A R.L.	FIXED RATE		10.00%	6/30/2026	EUR	6	7	(D)
STEENBOK LUX FINCO 1 S.A R.L.	FIXED RATE		10.00%	6/30/2026	EUR	4	5	(D)
STEENBOK LUX FINCO 2 S.A R.L.	FIXED RATE		10.75%	6/30/2026	EUR	5,567	3,541
STEENBOK LUX FINCO 2 S.A R.L.	FIXED RATE		10.00%	6/30/2026	EUR	832	444
STEENBOK LUX FINCO 2 S.A R.L.	EURIBOR6M	5.50%	#N/A	6/30/2026	EUR	1,315	1,421
STEINHOFF LUX FINCO A1	FIXED RATE		10.00%	6/30/2026	EUR	839	347

							6,687

Utilities (0.0%)
DESARROLLADORA ENERG TICA S.A.	FIXED RATE		2.50%	6/30/2024	USD	124	89	(D)(H)

							89

Total Bank Debt (cost $14,210)							13,208

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of June 30, 2023
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Reference Rate (See Glossary)	Spread	Interest Rate	Maturity Date	Currency	Principal Amount (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Corporate Securities (continued)
Bonds (14.1%)
Agriculture (0.7%)
BBFI LIQUIDATING TRUST	N/A		0.00%	12/30/2099	USD	5,483	2,196	(D)(F)

							2,196

Alternative Energy (0.9%)
ALTO MAIPO S.P.A	FIXED RATE		4.00%	6/30/2040	USD	284	196	(D)
ALTO MAIPO S.P.A	FIXED RATE		5.75%	10/15/2062	USD	261	72	(D)
BRISCOE WIND FARM, LLC	FIXED RATE		13.00%	8/16/2024	USD	536	526	(D)
CYPRESS CREEK RENEWABLES HOLDINGS, LLC	FIXED RATE		10.29%	2/9/2029	USD	485	485	(D)
CYPRESS CREEK RENEWABLES HOLDINGS, LLC	TSFR3M	5.40%	9.06%	2/9/2029	USD	175	174	(D)(G)
GREEN PASTURES WIND I, LLC	FIXED RATE		13.00%	8/16/2024	USD	578	568	(D)
GREEN PASTURES WIND II, LLC	FIXED RATE		13.00%	8/16/2024	USD	722	710	(D)

							2,731

Building/Construction Products (0.3%)
COUNTRY GARDEN HOLDINGS COMPANY LIMITED	FIXED RATE		2.70%	7/12/2026	USD	102	32
COUNTRY GARDEN HOLDINGS COMPANY LIMITED	FIXED RATE		4.20%	2/6/2026	USD	331	106
COUNTRY GARDEN HOLDINGS COMPANY LIMITED	FIXED RATE		5.40%	5/27/2025	USD	34	13
COUNTRY GARDEN HOLDINGS COMPANY LIMITED	FIXED RATE		5.13%	1/17/2025	USD	114	50
COUNTRY GARDEN HOLDINGS COMPANY LIMITED	FIXED RATE		5.63%	12/15/2026	USD	109	37
COUNTRY GARDEN HOLDINGS COMPANY LIMITED	FIXED RATE		3.13%	10/22/2025	USD	516	161
COUNTRY GARDEN HOLDINGS COMPANY LIMITED	FIXED RATE		5.13%	1/14/2027	USD	68	22
COUNTRY GARDEN HOLDINGS COMPANY LIMITED	FIXED RATE		6.50%	4/8/2024	USD	97	58
LOGAN GROUP CO LIMITED	FIXED RATE		4.25%	7/12/2025	USD	354	33	(B)
LOGAN GROUP CO LIMITED	FIXED RATE		4.50%	1/13/2028	USD	24	2	(B)
LOGAN GROUP CO LIMITED	FIXED RATE		6.50%	7/16/2023	USD	579	57	(B)
LOGAN GROUP CO LIMITED	FIXED RATE		7.50%	8/25/2022	USD	355	34	(B)
LOGAN GROUP CO LIMITED	FIXED RATE		5.25%	10/19/2025	USD	613	59	(B)
LOGAN GROUP CO LIMITED	FIXED RATE		4.85%	12/14/2026	USD	21	2	(B)
LOGAN GROUP CO LIMITED	FIXED RATE		5.25%	2/23/2023	USD	101	10	(B)
LOGAN GROUP CO LIMITED	FIXED RATE		4.70%	7/6/2026	USD	24	2	(B)
LOGAN GROUP CO LIMITED	FIXED RATE		5.75%	1/14/2025	USD	1,337	130	(B)

							808

Collateralized Loan Obligations (1.2%)
CARVAL CLO LTD	N/A		0.00%	4/20/2119	USD	804	422	(D)(H)(K)
CARVAL CLO LTD	N/A		0.00%	10/15/2034	USD	250	222	(D)(H)(K)
CARVAL CLO LTD	N/A		0.00%	10/15/2034	USD	518	460	(D)(H)(K)
CARVAL CLO LTD	N/A		0.00%	7/16/2118	USD	5,140	2,722	(D)(H)(K)

							3,826

Communications (0.3%)
ALTICE FRANCE	FIXED RATE		5.88%	2/1/2027	EUR	346	312
ALTICE FRANCE	FIXED RATE		8.13%	2/1/2027	USD	270	234	(A)
DIAMOND SPORTS GROUP LLC / DIAMOND SPORTS FINANCE CO	FIXED RATE		5.38%	8/15/2026	USD	7,575	256	(A)(B)
INTELSAT JACKSON HOLDINGS S.A.	N/A		0.00%	8/1/2023	USD	3,426	2	(B)(D)(F)
INTELSAT JACKSON HOLDINGS S.A.	N/A		0.00%	10/15/2024	USD	7,577	5	(B)(D)(F)
INTELSAT JACKSON HOLDINGS S.A.	N/A		0.00%	7/15/2025	USD	6,086	4	(B)(D)(F)

							813

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of June 30, 2023
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Reference Rate (See Glossary)	Spread	Interest Rate	Maturity Date	Currency	Principal Amount (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Corporate Securities (continued)
Bonds (continued)
Consumer (0.7%)
STONEGATE PUB COMPANY FINANCING 2019 PLC	FIXED RATE		8.00%	7/13/2025	GBP	131	150
STONEGATE PUB COMPANY FINANCING 2019 PLC	FIXED RATE		8.25%	7/31/2025	GBP	1,606	1,864

							2,014

Energy (0.4%)
KCA DEUTAG UK FINANCE PLC	FIXED RATE		9.88%	12/1/2025	USD	534	530	(A)
KCA DEUTAG UK FINANCE PLC	FIXED RATE		9.88%	12/1/2025	USD	182	180
SHELF DRILLING HOLDINGS, LTD.	FIXED RATE		8.88%	11/15/2024	USD	414	413	(A)

							1,123

Financial Services (2.9%)
BANK OF CYPRUS HOLDINGS PUBLIC LIMITED COMPANY	FIXED RATE		6.63%	10/23/2031	EUR	271	274
BANK OF CYPRUS HOLDINGS PUBLIC LIMITED COMPANY	FIXED RATE		11.88%		EUR	1,610	1,772	(E)
CREDIT SUISSE GROUP AG	FIXED RATE		6.25%		USD	1,985	79	(B)(E)
DEUTSCHE BANK AG	FIXED RATE		6.00%		USD	1,000	792	(E)
DEUTSCHE BANK AG	FIXED RATE		7.13%		GBP	800	818	(E)
DEUTSCHE BANK AG	FIXED RATE		7.50%		USD	1,000	880	(E)
METRO BANK PLC	FIXED RATE		4.46%	6/26/2028	GBP	1,325	1,040
METRO BANK PLC	FIXED RATE		9.50%	10/8/2025	GBP	2,317	2,364
NASDAQ, INC.	FIXED RATE		6.10%	6/28/2063	USD	36	37
NASDAQ, INC.	FIXED RATE		5.95%	8/15/2053	USD	29	30
NASDAQ, INC.	FIXED RATE		5.55%	2/15/2034	USD	43	43
INTESA SANPAOLO S.P.A.	FIXED RATE		7.70%		USD	549	514	(A)(E)

							8,643

Health Care (0.2%)
SELECT MEDICAL CORPORATION	FIXED RATE		6.25%	8/15/2026	USD	228	224	(A)
TENET HEALTHCARE CORPORATION	FIXED RATE		6.13%	10/1/2028	USD	278	268

							492

Mining/Metals (1.1%)
OMKARA ASSETS RECONSTRUCTION PRIVATE LIMITED	FIXED RATE		16.20%	12/27/2030	INR	39,000	475	(D)
OMKARA‑PS 11/2020‑21 TRUST	FIXED RATE		16.20%	12/30/2025	INR	124,000	1,512	(D)
OMKARA‑PS 12/2020‑21 TRUST	FIXED RATE		16.20%	12/30/2025	INR	97,000	1,182	(D)

							3,169

Real Estate/Construction (0.7%)
ADLER GROUP S.A	FIXED RATE		5.00%	1/14/2029	EUR	3,200	1,112
ADLER GROUP S.A	FIXED RATE		5.50%	11/13/2026	EUR	600	245
ADLER GROUP S.A	FIXED RATE		5.00%	4/27/2027	EUR	700	266
AGPS BONDCO PLC	FIXED RATE		4.63%	1/14/2026	EUR	800	333
AGPS BONDCO PLC	FIXED RATE		6.00%	8/5/2025	EUR	100	47

							2,003

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of June 30, 2023
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Reference Rate (See Glossary)	Spread	Interest Rate	Maturity Date	Currency	Principal Amount (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Corporate Securities (continued)
Bonds (continued)
Retailing (0.5%)
EG GLOBAL FINANCE PLC	FIXED RATE		8.50%	10/30/2025	USD	643	627	(A)
HOLDIKKS	FIXED RATE		6.75%	5/29/2024	EUR	1,675	91	(D)
HOLDIKKS	FIXED RATE		6.00%	11/30/2023	EUR	1,036	679	(D)
HELIX HOLDCO S.A.	FIXED RATE		0.25%	4/19/2026	EUR	552	1	(B)(D)

							1,398

Sovereign (4.0%)
THE UNITED STATES OF AMERICA	FIXED RATE		4.00%	10/31/2029	USD	11,750	11,722

							11,722

Utilities (0.2%)
MSU ENERGY S.A.	USD3MLIBOR	13.00%	18.46%	2/28/2024	USD	720	680	(D)(G)

							680

Total Bonds (cost $59,043)							41,618

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of June 30, 2023
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Asset Type	Currency	Shares (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Corporate Securities (continued)
Common Stock (3.4%)
Communications (1.2%)
INTELSAT JACKSON HOLDINGS S.A	COMMON STOCK	USD	165	3,518

				3,518

Energy (0.1%)
BERRY CORPORATION	COMMON STOCK	USD	56	387

				387

Financial Services (1.7%)
BANK OF CYPRUS HOLDINGS PUBLIC LIMITED COMPANY	COMMON STOCK	GBP	1,414	4,713

				4,713

Industrials (0.0%)
TELLUS HOLDINGS LTD	COMMON STOCK	AUD	640	—	(B)(D)(I)

				—

Retailing (0.4%)
STRIPES US HOLDING INCORPORATED	COMMON STOCK	USD	—	1,253	(B)(D)(I)
TOPIKKS	COMMON STOCK	EUR	2	—	(B)(D)(I)
STEINHOFF TOPCO B.V.	COMMON STOCK	USD	12,060	—	(B)(D)(I)

				1,253

				9,871

Total Common Stock (cost $12,722)

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of June 30, 2023
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Asset Type	Interest Rate	Maturity Date	Currency	Shares (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Corporate Securities (continued)
Preferred Stock (1.0%)
Communications (0.0%)
CVI AUSTRAL LLP	PREFERRED EQUITY	6.00%	12/31/2049	USD	1,386	126	(B)(D)(H)

						126

Financial Services (0.7%)
MEDIFIN FINANCE LIMITED	PREFERRED EQUITY			EUR	2,400	2,121	(B)(D)(L)

						2,121

Liquidations (0.3%)
LEHMAN BROTHERS UK CAPITAL FUNDING LP	PREFERRED EQUITY			EUR	314	86	(B)(D)(L)
LEHMAN BROTHERS UK CAPITAL FUNDING II LP	PREFERRED EQUITY			EUR	526	143	(B)(D)(L)
LEHMAN BROTHERS UK CAPITAL FUNDING III LP	PREFERRED EQUITY			EUR	2,150	586	(B)(D)(L)

						815

						3,062

Total Preferred Stock (cost $4,266)

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of June 30, 2023
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Asset Type	Currency	Face Amount (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Corporate Securities (continued)
Equity (2.4%)
Alternative Energy (0.2%)
BRISCOE WIND FARM, LLC	PRIVATE EQUITY	USD	11	11	(D)
GREEN PASTURES WIND I, LLC	PRIVATE EQUITY	USD	11	11	(D)
GREEN PASTURES WIND II, LLC	PRIVATE EQUITY	USD	11	11	(D)
INTERSECT POWER, LLC	PRIVATE EQUITY	USD	106	425	(D)

				458

Communications (0.0%)
SUPERCANAL HOLDINGS S.A.	PRIVATE EQUITY	USD	185	1	(B)(D)(H)

				1

Mining/Metals (0.1%)
UTTAM GALVA METALLICS LIMITED	PRIVATE EQUITY	INR	—	—	(B)(D)(I)
UTTAM VALUE STEELS LIMITED	PRIVATE EQUITY	INR	—	—	(B)(D)(I)
WARDHA STEEL HOLDINGS PTE LTD	PRIVATE EQUITY	USD	1	166	(B)(D)

				166

Utilities (2.1%)
TESNIK CUATRO LIMITED	PRIVATE EQUITY	USD	64	77	(D)(H)
TESNIK DOS HOLDINGS LIMITED	PRIVATE EQUITY	USD	1,905	2,461	(D)(H)
TESNIK HOLDINGS LIMITED	PRIVATE EQUITY	USD	1,607	3,753	(D)(H)

				6,291

Total Equity (cost $13,072)				6,916

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of June 30, 2023
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Asset Type	Currency	Face Value (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Corporate Securities (continued)
Trade claims (2.5%)
Financial Services (1.7%)
VISA B SHARES	TRADE CLAIM	USD	78,425	1,197	(B)
VISA B SHARES	TRADE CLAIM	USD	103,353	3,613	(B)(D)

				4,810

Liquidations (0.8%)
AHMAD HAMAD ALGOSAIBI & BROTHERS COMPANY (AHAB)	TRADE CLAIM	USD	2,785	132	(B)(D)
ALGOSAIBI TRADING SERVICES LTD COMPANY	TRADE CLAIM	EUR	930	48	(B)(D)
ALGOSAIBI TRADING SERVICES LTD COMPANY	TRADE CLAIM	USD	1,470	70	(B)(D)
LEHMAN BROTHERS SPECIAL FINANCING INC	TRADE CLAIM	USD	467,908	229	(B)(D)
STANFORD INTERNATIONAL BANK LTD	TRADE CLAIM	USD	21,330	1,976	(B)(D)

				2,455

Total Trade claims (cost $2,719)				7,265

Total Corporate Securities (cost $106,032)				81,940

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of June 30, 2023
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Interest Rate	Maturity Date	Currency	Face Amount (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Loan Portfolios (12.1%)
Debt Investments (0.8%)
Alternative Energy (0.3%)
CVI AMPYR LOAN HOLDINGS LTD	25.00%	2/14/2026	EUR	60	—	(D)(H)(I)
CVI AMPYR LOAN HOLDINGS LTD	7.00%	2/14/2026	EUR	1,052	1,014	(D)(H)

					1,014

Commercial (0.5%)
HUNTER PROPERTY UNIT TRUST	8.00%	7/26/2025	GBP	235	297	(D)(H)
HUNTER PROPERTY UNIT TRUST	10.00%	7/26/2025	GBP	580	737	(D)(H)
WBL LOAN HOLDINGS, LLC	17.50%	11/5/2024	USD	446	388	(D)(H)
WBL LOAN HOLDINGS, LLC	17.50%	2/3/2025	USD	71	68	(D)(H)

					1,490

Total Loan Portfolio Debt Investments (cost $2,634)					2,504

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of June 30, 2023
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Asset Type	Currency	Face Amount (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Loan Portfolios (continued)
Equity Investments (11.3%)
Alternative Energy (0.0%)
CVI SL INVESTMENT TRUST	EQUITY INVESTMENT	USD	49	31	(D)(H)

				31

Commercial (4.8%)
HUNTER PROPERTY UNIT TRUST	EQUITY INVESTMENT	GBP	4,023	376	(D)(H)
JINSHA PROPERTY FINANCE DESIGNATED ACTIVITY COMPANY	EQUITY INVESTMENT	USD	153	131	(D)(H)
MANZANA HOLDINGS S.A R.L.	EQUITY INVESTMENT	EUR	1,729	404	(D)(H)
MOLUCCA HOLDINGS S.A R.L.	EQUITY INVESTMENT	USD	1,372	440	(D)(H)
OTTERHAM PROPERTY FINANCE DESIGNATED ACTIVITY COMPANY	EQUITY INVESTMENT	EUR	2,118	2,847	(D)(H)
SHANGHAI CARVAL WENSHENG EQUITY INVESTMENT PARTNERSHIP ENTERPRISE (LIMITED PARTNERSHIP)	EQUITY INVESTMENT	USD	1,297	1,421	(D)(H)
VENTNOR FINANCE LP	EQUITY INVESTMENT	GBP	994	1,358	(D)(H)
WBL LOAN HOLDINGS, LLC	EQUITY INVESTMENT	USD	107	—	(B)(D)(H)(I)
YELLOW TOPCO	EQUITY INVESTMENT	EUR	3,336	7,158	(D)(H)

				14,135

Consumer (1.1%)
CVI SGP ACQUISITION TRUST	EQUITY INVESTMENT	USD	935	1,649	(D)(H)
GAIA HOLDINGS S.A R.L.	EQUITY INVESTMENT	EUR	118	1,472	(D)(H)

				3,121

Platform (0.2%)
BOHAI INVESTMENT HOLDINGS S.A R.L.	EQUITY INVESTMENT	USD	600	628	(D)(H)
INSUBRIA S.A R.L.	EQUITY INVESTMENT	EUR	(1)	—	(B)(D)(I)
MILL CITY LOAN HOLDINGS, LLC	EQUITY INVESTMENT	USD	45	45	(D)(H)

				673

Real Estate (3.8%)
CVI REIT I, LLC	EQUITY INVESTMENT	USD	9,602	9,904	(D)(H)
ST. GILES INVESTMENT S.A R.L.	EQUITY INVESTMENT	GBP	901	1,422	(D)(H)

				11,326

Residential (1.4%)
BRAUNTON PROPERTY FINANCE DESIGNATED ACTIVITY COMPANY	EQUITY INVESTMENT	EUR	60	779	(D)(H)
CARBON HOLDCO LP	EQUITY INVESTMENT	GBP	118	65	(D)(H)
CVF III MORTGAGE LOAN TRUST II	EQUITY INVESTMENT	USD	657	857	(D)(H)
CVI CGS MORTGAGE LOAN TRUST I	EQUITY INVESTMENT	USD	25	—	(B)(D)(H)(I)
CVI LCF MORTGAGE LOAN TRUST I	EQUITY INVESTMENT	USD	411	543	(D)(H)
DENNETT PROPERTY FINANCE DESIGNATED ACTIVITY COMPANY	EQUITY INVESTMENT	EUR	150	1,209	(D)(H)
GALINDO HOLDINGS S.A R.L.	EQUITY INVESTMENT	EUR	643	599	(D)(H)
MILL CITY MORTGAGE LOAN TRUST SERIES BI‑1	EQUITY INVESTMENT	USD	56	53	(D)(H)
MILL CITY MORTGAGE LOAN TRUST SERIES MI‑1	EQUITY INVESTMENT	USD	5	—	(B)(D)(H)(I)
RIBEIRA HOLDINGS S.A R.L.	EQUITY INVESTMENT	EUR	4	—	(B)(D)(H)(I)

				4,105

Total Loan Portfolio Equity Investments (cost $32,573)				33,391

Total Loan Portfolios (cost $35,207)				35,895

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of June 30, 2023
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Asset	Currency	Shares (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Special Opportunities (8.9%)
Equity Investments (8.9%)
Aircraft (8.5%)
AERGO CAPITAL LIMITED	EQUITY INVESTMENT	USD	26,332	25,137	(D)(H)
METAL 2017‑1 LIMITED	EQUITY INVESTMENT	USD	4,446	0	(B)(D)(H)(I)

				25,137

Vessels (0.4%)
GOODBULK LTD.	EQUITY INVESTMENT	NOK	312	1,108

				1,108

Total Special Opportunities(cost $30,585)				26,245

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of June 30, 2023
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Reference Rate (See Glossary)	Spread	Interest Rate	Maturity Date	Currency	Principal Amount (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Structured Credit (34.8%)
Debt Investments (34.8%)
Alternative Energy (1.2%)
DIVIDEND SOLAR LOANS LLC	FIXED RATE		5.68%	8/22/2039	USD	690	581
MILL CITY SOLAR LOAN	FIXED RATE		2.00%	7/20/2043	USD	552	348	(D)(H)
MILL CITY SOLAR LOAN	N/A		0.00%	7/20/2043	USD	817	546	(D)(F)(H)
MILL CITY SOLAR LOAN 2019‑1 LTD	FIXED RATE		4.34%	3/20/2043	USD	291	268	(C)(H)
MILL CITY SOLAR LOAN 2019‑1 LTD	FIXED RATE		4.94%	3/20/2043	USD	17	15	(C)(H)
MILL CITY SOLAR LOAN 2019‑1 LTD	FIXED RATE		5.92%	3/20/2043	USD	170	140	(H)
MILL CITY SOLAR LOAN 2019‑1 LTD	FIXED RATE		7.14%	3/20/2043	USD	158	109	(H)
MILL CITY SOLAR LOAN 2019‑1 LTD	N/A		0.00%	3/20/2043	USD	678	305	(D)(F)(H)
MILL CITY SOLAR LOAN 2020‑1 LTD	FIXED RATE		4.25%	6/20/2047	USD	699	588	(H)
MILL CITY SOLAR LOAN 2020‑1 LTD	N/A		0.00%	6/20/2047	USD	1,321	573	(D)(F)(H)

							3,473

Asset Backed Securities (3.3%)
JUBILEE PLACE 5 B.V.	EURIBOR3M	2.50%	5.68%	7/17/2059	EUR	277	272	(G)
JUBILEE PLACE 5 B.V.	EURIBOR3M	2.75%	5.93%	7/17/2059	EUR	199	181	(G)
NIGHTINGALE CRE 2018‑1 LIMITED	SONIA	8.87%	13.30%	11/30/2025	GBP	3,028	3,713	(D)(G)
NORWEGIAN AIR SHUTTLE ASA 2016‑1 CLASS B PASS THROUGH TRUST	FIXED RATE		7.50%	11/10/2023	USD	235	105	(A)(B)(D)
RETIRO MORTGAGE SECURITIES	EURIBOR3M	3.00%	6.00%	7/30/2075	EUR	2,300	1,700	(C)(D)(G)
SC GERMANY SA COMPARTMENT CONSUMER 2022‑1	EURIBOR1M	5.50%	8.82%	10/14/2036	EUR	1,000	1,094	(G)
SC GERMANY SA COMPARTMENT CONSUMER 2022‑1	EURIBOR1M	8.50%	11.82%	10/14/2036	EUR	900	1,003	(G)
TOGETHER ASSET BACKED SECURITISATION 2019 - 1 PLC	SONIA	3.70%	8.19%	7/15/2061	GBP	100	127	(G)
TURBINE ENGINES SECURITIZATION LTD.	FIXED RATE		5.13%	12/13/2048	USD	1,491	1,297	(D)
TURBINE ENGINES SECURITIZATION LTD.	FIXED RATE		6.38%	12/13/2048	USD	227	153	(D)

							9,645

Collateralized Loan Obligations (3.1%)
ADAGIO CLO VII DESIGNATED ACTIVITY COMPANY	EURIBOR3M	5.15%	8.21%	10/10/2031	EUR	134	124	(G)
ADAGIO IX EUR CLO DESIGNATED ACTIVITY COMPANY	EURIBOR3M	6.02%	9.55%	9/15/2034	EUR	324	297	(G)
ADAGIO V CLO DESIGNATED ACTIVITY COMPANY	EURIBOR3M	3.20%	6.38%	10/15/2031	EUR	275	271	(G)
ARES CLO	USD3MLIBOR	6.27%	11.53%	1/25/2035	USD	250	208	(G)
ARES CLO	TSFR3M	8.74%	13.81%	7/25/2034	USD	286	287	(G)
ARES LXVII CLO LTD	FIXED RATE		13.38%	1/25/2036	USD	412	409
AVOCA CLO	EURIBOR3M	5.28%	8.46%	10/15/2031	EUR	143	142	(G)
BABSON CLO LTD/CAYMAN ISLANDS	USD3MLIBOR	6.70%	11.95%	4/20/2031	USD	250	225	(G)
BARINGS EURO CLO 2021‑2 DESIGNATED ACTIVITY COMPANY	EURIBOR3M	6.17%	9.35%	10/15/2034	EUR	232	213	(G)
BLUEMOUNTAIN CLO LTD.	USD3MLIBOR	7.13%	12.38%	10/20/2034	USD	417	381	(G)
BOSPHORUS CLO IV DESIGNATED ACTIVITY COMPANY	EURIBOR3M	4.63%	8.16%	12/15/2030	EUR	120	116	(G)
CARLYLE GLOBAL MARKET STRATEGIES	USD3MLIBOR	2.45%	7.70%	1/20/2030	USD	250	222	(G)
CARVAL CLO	USD3MLIBOR	7.40%	12.66%	10/15/2034	USD	250	209	(G)(H)
CVC CORDATUS LOAN FUND VII DESIGNATED ACTIVITY COMPANY	EURIBOR3M	5.32%	8.85%	9/15/2031	EUR	408	402	(G)

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of June 30, 2023
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Reference Rate (See Glossary)	Spread	Interest Rate	Maturity Date	Currency	Principal Amount (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Structured Credit (continued)
Debt Investments (continued)
Collateralized Loan Obligations (continued)
DRYDEN 104 CLO LTD	TSFR3M	8.16%	13.29%	8/20/2034	USD	250	240	(G)
DRYDEN 112 CLO LTD	TSFR3M	7.78%	12.87%	8/15/2034	USD	250	236	(G)
DRYDEN 44 EURO CLO 2015 B.V.	EURIBOR3M	5.29%	8.61%	8/15/2031	EUR	286	267	(G)
DRYDEN EURO CLO	EURIBOR3M	3.35%	6.53%	1/18/2032	EUR	316	308	(G)
DRYDEN EURO CLO	EURIBOR3M	5.41%	8.59%	1/18/2032	EUR	254	239	(G)
HARVEST CLO I S.A.	EURIBOR3M	4.55%	7.73%	1/15/2031	EUR	192	184	(G)
HARVEST CLO I S.A.	EURIBOR3M	5.12%	8.44%	2/15/2030	EUR	229	218	(G)
HPS LOAN MANAGEMENT 10‑2016 LTD	USD3MLIBOR	6.41%	11.66%	4/20/2034	USD	284	255	(G)
MACKAY SHIELDS EURO CLO‑1 DESIGNATED ACTIVITY COMPANY	EURIBOR3M	4.05%	7.25%	10/20/2032	EUR	382	393	(G)
MADISON PARK EURO FUNDING XVII DESIGNATED ACTIVITY COMPANY	EURIBOR3M	5.99%	9.26%	7/27/2034	EUR	296	283	(G)
MAGNETITE XX LTD	USD3MLIBOR	5.35%	10.60%	4/20/2031	USD	455	415	(G)
NEUBERGER BERMAN CLO LTD	USD3MLIBOR	6.50%	11.76%	7/15/2034	USD	250	228	(G)
NEUBERGER BERMAN LOAN ADVISERS CLO 51, LTD.	TSFR3M	8.09%	13.16%	10/23/2035	USD	250	245	(G)
OCTAGON INVESTMENT PARTNERS 45 LTD	TSFR3M	6.82%	11.81%	4/15/2035	USD	250	204	(G)
ROCKFORD TOWER CLO LTD	USD3MLIBOR	4.98%	10.23%	4/20/2034	USD	259	247	(G)
SOUND POINT CLO LTD	FIXED RATE		13.45%	1/26/2036	USD	291	282
STEELE CREEK CLO LTD	TSFR3M	7.96%	12.95%	4/15/2035	USD	258	220	(G)
SYMPHONY CLO LTD	USD3MLIBOR	3.30%	8.56%	7/15/2032	USD	250	227	(G)
TICP CLO VII LTD	USD3MLIBOR	7.05%	12.31%	4/15/2033	USD	250	228	(G)
TRINITAS CLO LTD	USD3MLIBOR	3.45%	8.70%	1/20/2032	USD	250	231	(G)
VOYA CLO 2022‑4 LTD	TSFR3M	6.51%	11.56%	10/20/2033	USD	355	356	(G)

							9,012

Commercial Mortgage Backed Securities (9.5%)
ATRIUM HOTEL PORTFOLIO TRUST 2017-ATRM	USD1MLIBOR	3.30%	8.49%	12/15/2036	USD	509	448	(G)
ATRIUM HOTEL PORTFOLIO TRUST 2017-ATRM	USD1MLIBOR	4.13%	9.32%	12/15/2036	USD	341	294	(G)
ATRIUM HOTEL PORTFOLIO TRUST 2018-ATRM	USD1MLIBOR	3.40%	8.59%	6/15/2035	USD	887	825	(G)
BANC OF AMERICA RE‑REMIC TRUST	USD1MLIBOR	4.20%	9.39%	3/15/2034	USD	951	884	(G)
BCP TRUST 2021-330N	USD1MLIBOR	3.64%	8.83%	6/15/2038	USD	315	232	(G)
BCP TRUST 2021-330N	USD1MLIBOR	4.63%	9.83%	6/15/2038	USD	225	169	(G)
BX TRUST	USD1MLIBOR	1.90%	7.09%	8/15/2036	USD	1,057	1,028	(G)
BX TRUST	USD1MLIBOR	3.07%	8.26%	10/15/2036	USD	285	266	(G)
BX TRUST	USD1MLIBOR	2.59%	7.79%	10/15/2036	USD	796	736	(G)
BX TRUST	USD1MLIBOR	3.14%	8.34%	10/15/2036	USD	249	231	(G)
BX TRUST 2019‑ATL	USD1MLIBOR	2.24%	7.43%	10/15/2036	USD	248	230	(G)
BX TRUST 2022‑IND	TSFR1M	4.79%	9.93%	4/15/2037	USD	307	292	(G)
BX TRUST 2022‑PSB	TSFR1M	7.33%	12.48%	8/15/2039	USD	782	776	(G)
CGDB COMMERCIAL MORTGAGE TRUST 2019‑MOB	USD1MLIBOR	2.99%	8.19%	11/15/2036	USD	734	671	(G)
COLONY MORTGAGE CAPITAL LTD	TSFR1M	3.53%	8.68%	11/15/2038	USD	803	739	(G)
COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES	FIXED RATE		3.75%	2/10/2037	USD	453	406
COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES	FIXED RATE		3.75%	2/10/2037	USD	118	100
CREDIT SUISSE MORTGAGE CAPITAL CERTIFICATES	USD1MLIBOR	4.35%	9.54%	7/15/2032	USD	244	226	(G)

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of June 30, 2023
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Reference Rate (See Glossary)	Spread	Interest Rate	Maturity Date	Currency	Principal Amount (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Structured Credit (continued)
Debt Investments (continued)
Commercial Mortgage Backed Securities (continued)
DUTCH PROPERTY FINANCE 2022-CMBS1 B.V.	EURIBOR3M	2.50%	5.74%	4/28/2050	EUR	60	61	(G)
DUTCH PROPERTY FINANCE 2022-CMBS1 B.V.	EURIBOR3M	3.00%	6.24%	4/28/2050	EUR	60	60	(G)
DUTCH PROPERTY FINANCE 2022-CMBS1 B.V.	EURIBOR3M	3.50%	6.74%	4/28/2050	EUR	48	47	(G)
DUTCH PROPERTY FINANCE 2022-CMBS1 B.V.	EURIBOR3M	5.00%	8.24%	4/28/2050	EUR	22	19	(D)(G)
DUTCH PROPERTY FINANCE 2022-CMBS1 B.V.	N/A		0.00%	4/28/2050	EUR	11	17	(D)(F)
EXTENDED STAY AMERICA TRUST	USD1MLIBOR	5.00%	10.19%	7/15/2038	USD	430	407	(G)
GREAT WOLF TRUST 2019-WOLF	TSFR1M	3.25%	8.39%	12/15/2036	USD	225	215	(G)
GS MORTGAGE SECURITIES CORPORATION II	USD1MLIBOR	1.75%	6.94%	10/15/2036	USD	641	564	(G)
GS MORTGAGE SECURITIES CORPORATION II	USD1MLIBOR	4.25%	9.44%	8/15/2032	USD	201	186	(G)
GS MORTGAGE SECURITIES CORPORATION II	USD1MLIBOR	4.55%	9.74%	10/15/2036	USD	330	295	(G)
GS MORTGAGE SECURITIES CORPORATION II	USD1MLIBOR	2.50%	7.69%	5/15/2026	USD	346	249	(G)
HARVEST COMMERCIAL CAPITAL LOAN TRUST 2019‑1	FIXED RATE		6.34%	9/25/2046	USD	315	220	(D)
ILPT COMMERCIAL MORTGAGE TRUST 2022-LPF2	TSFR1M	5.94%	11.09%	10/15/2039	USD	211	206	(G)
ISLAY HOLDINGS S.A R.L.	FIXED RATE		11.82%	7/24/2023	EUR	1,996	2,143	(D)(H)
ISLAY HOLDINGS S.A R.L.	FIXED RATE		7.50%	7/24/2023	EUR	201	205	(D)(H)
ISLAY HOLDINGS S.A R.L.	FIXED RATE		7.50%	7/24/2023	EUR	1,040	1,062	(D)(H)
ISLAY HOLDINGS S.A R.L.	FIXED RATE		14.25%	7/24/2023	EUR	1,971	1,878	(D)(H)
ISLAY HOLDINGS S.A R.L.	FIXED RATE		14.25%	7/24/2023	EUR	2,784	2,652	(D)(H)
J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2021-HTL5	USD1MLIBOR	4.27%	9.46%	11/15/2038	USD	657	621	(G)
KKR INDUSTRIAL PORTFOLIO TRUST 2021-KDIP	TSFR1M	3.86%	9.01%	12/15/2037	USD	34	33	(G)
LIFE 2021‑BMR MORTGAGE TRUST	TSFR1M	3.06%	8.21%	3/15/2038	USD	137	129	(G)
MHC TRUST 2021-MHC2	TSFR1M	2.51%	7.66%	5/15/2038	USD	159	150	(G)
MHP 2022-MHIL	TSFR1M	3.26%	8.41%	1/15/2027	USD	213	200	(G)
MORGAN STANLEY CAPITAL I INC.	FIXED RATE		3.31%	12/15/2049	USD	374	185
NYT MORTGAGE TRUST	USD1MLIBOR	2.50%	7.69%	12/15/2035	USD	120	85	(D)(G)
SMRT 2022-MINI	TSFR1M	3.35%	8.50%	1/15/2039	USD	1,127	1,051	(G)
SREIT TRUST 2021‑MFP	USD1MLIBOR	2.97%	8.17%	11/15/2038	USD	238	223	(G)
SREIT TRUST 2021-MFP2	USD1MLIBOR	2.97%	8.16%	11/15/2036	USD	158	146	(G)
TTAN 2021‑MHC	USD1MLIBOR	4.20%	9.39%	3/15/2038	USD	169	146	(G)
DEL AMO FASHION CENTER TRUST 2017‑AMO	FIXED RATE		3.76%	6/5/2035	USD	245	166
LAQ 2023‑LAQ MORTGAGE TRUST	TSFR1M	8.43%	13.58%	3/15/2036	USD	1,684	1,668	(G)
MTN COMMERCIAL MORTGAGE TRUST 2022-LPFL	TSFR1M	5.29%	10.43%	3/15/2039	USD	975	900	(G)
ITALY HOTELS 2021 S.A R.L.	EURIBOR3M	3.25%	6.71%	11/25/2027	EUR	1,401	1,487	(C)(D)(G)(H)
ITALY HOTELS 2021 S.A R.L.	EURIBOR3M	6.75%	10.21%	11/25/2027	EUR	1,121	1,178	(C)(D)(G)(H)
LONDON OFFICE 2021 DESIGNATED ACTIVITY COMPANY	SONIA	5.60%	9.97%	10/22/2026	GBP	624	756	(C)(D)(G)(H)

							28,163

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of June 30, 2023
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Reference Rate (See Glossary)	Spread	Interest Rate	Maturity Date	Currency	Principal Amount (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Structured Credit (continued)
Debt Investments (continued)
Consumer Asset Backed Securities (6.4%)
AVANT LOANS FUNDING TRUST 2022-REV1	FIXED RATE		8.57%	9/15/2031	USD	1,101	1,070
DOWSON 2022‑2 PLC	SONIA	5.25%	9.77%	8/20/2029	GBP	299	384	(G)
DOWSON 2022‑2 PLC	SONIA	8.00%	12.52%	8/20/2029	GBP	359	462	(G)
DOWSON 2022‑2 PLC	SONIA	12.00%	16.52%	8/20/2029	GBP	299	380	(G)
FORTUNA CONSUMER LOAN ABS 2022‑1 DESIGNATED ACTIVITY COMPANY	EURIBOR1M	3.25%	6.60%	7/31/2031	EUR	203	217	(G)
FORTUNA CONSUMER LOAN ABS 2022‑1 DESIGNATED ACTIVITY COMPANY	EURIBOR1M	5.00%	8.35%	7/31/2031	EUR	203	208	(G)
FORTUNA CONSUMER LOAN ABS 2023‑1 DESIGNATED ACTIVITY COMPANY	EURIBOR1M	8.50%	11.85%	9/18/2032	EUR	300	323	(G)
MARLETTE FUNDING TRUST	FIXED RATE		6.14%	8/15/2032	USD	777	756	(H)
MARLETTE FUNDING TRUST	FIXED RATE		7.50%	8/15/2032	USD	384	380	(H)
NEWDAY FUNDING MASTER ISSUER PLC - SERIES 2022‑2	SONIA	5.00%	9.49%	7/15/2030	GBP	358	457	(G)
NEWDAY FUNDING MASTER ISSUER PLC - SERIES 2022‑2	SONIA	6.50%	10.99%	7/15/2030	GBP	925	1,181	(G)
PEMBROKE PROPERTY FINANCE 2 DESIGNATED ACTIVITY COMPANY	EURIBOR3M	3.00%	6.47%	6/1/2040	EUR	144	148	(G)
PPC ZEUS DAC	FIXED RATE		6.80%	6/23/2026	EUR	1,517	1,652	(C)(D)
SECURITISATION OF CATALOGUE ASSETS LIMITED	FIXED RATE		3.51%	12/13/2031	GBP	2,898	3,590	(D)
SECURITISATION OF CATALOGUE ASSETS LIMITED	FIXED RATE		6.47%	12/13/2031	GBP	5,037	6,248	(D)
SABADELL CONSUMO 2 FDT	EURIBOR1M	4.15%	7.56%	12/24/2034	EUR	435	479	(G)
SABADELL CONSUMO 2 FDT	EURIBOR1M	5.00%	8.41%	12/24/2034	EUR	362	396	(G)
SABADELL CONSUMO 2 FDT	EURIBOR1M	7.75%	11.16%	12/24/2034	EUR	217	239	(G)
SABADELL CONSUMO 2 FDT	EURIBOR1M	9.25%	12.66%	12/24/2034	EUR	290	318	(G)

							18,888

Residential Mortgage Backed Securities (11.3%)
KINBANE 2022‑RPL 1 DESIGNATED ACTIVITY COMPANY	EURIBOR1M	4.50%	7.91%	9/25/2062	EUR	373	358	(C)(D)(G)
KINBANE 2022‑RPL 1 DESIGNATED ACTIVITY COMPANY	EURIBOR1M	5.50%	8.91%	9/25/2062	EUR	230	205	(C)(D)(G)
KINBANE 2022‑RPL 1 DESIGNATED ACTIVITY COMPANY	EURIBOR1M	7.00%	10.41%	9/25/2062	EUR	230	198	(D)(G)
KINBANE DAC	N/A		0.00%	9/25/2023	EUR	3	3	(D)(F)
KINBANE DAC	N/A		0.00%	9/25/2062	EUR	3	3	(D)(F)
KINBANE DAC	EURIBOR1M	7.00%	10.41%	9/25/2062	EUR	5	5	(D)(G)
MILL CITY MORTGAGE LOAN TRUST 2016‑1	FIXED RATE		3.92%	4/25/2057	USD	70	65	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2016‑1	FIXED RATE		3.92%	4/25/2057	USD	56	51	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2016‑1	FIXED RATE		3.92%	4/25/2057	USD	96	83	(H)
MILL CITY MORTGAGE LOAN TRUST 2016‑1	FIXED RATE		3.92%	4/25/2057	USD	61	36	(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2016‑1	FIXED RATE		3.35%	4/25/2057	USD	76	74	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2016‑1	FIXED RATE		3.35%	4/25/2057	USD	62	58	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2016‑1	N/A		0.00%	4/25/2057	USD	456	8	(D)(F)(H)
MILL CITY MORTGAGE LOAN TRUST 2016‑1	N/A		0.00%	4/25/2057	USD	456	2	(D)(F)(H)
MILL CITY MORTGAGE LOAN TRUST 2017‑1	FIXED RATE		3.93%	11/25/2058	USD	37	33	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2017‑1	FIXED RATE		3.93%	11/25/2058	USD	32	26	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2017‑1	FIXED RATE		3.93%	11/25/2058	USD	41	31	(H)
MILL CITY MORTGAGE LOAN TRUST 2017‑1	FIXED RATE		3.93%	11/25/2058	USD	38	20	(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2017‑1	N/A		0.00%	11/25/2058	USD	5,619	—	(D)(F)(H)(I)
MILL CITY MORTGAGE LOAN TRUST 2017‑1	FIXED RATE		3.25%	11/25/2058	USD	36	35	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2017‑1	FIXED RATE		3.25%	11/25/2058	USD	49	46	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2017‑1	FIXED RATE		3.25%	11/25/2058	USD	48	43	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2017‑1	N/A		0.00%	11/25/2058	USD	293	1	(D)(F)(H)
MILL CITY MORTGAGE LOAN TRUST 2017‑1	N/A		0.00%	11/25/2058	USD	293	1	(D)(F)(H)

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of June 30, 2023
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

	Reference Rate					Principal Amount	U.S. $ Fair
Issuer	(See Glossary)	Spread	Interest Rate	Maturity Date	Currency	(000)	Value (000)	Footnotes
Investments, at fair value (continued)
Structured Credit (continued)
Debt Investments (continued)
Residential Mortgage Backed Securities (continued)
MILL CITY MORTGAGE LOAN TRUST 2017‑3	FIXED RATE		3.25%	1/25/2061	USD	32	27	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2017‑3	FIXED RATE		3.25%	1/25/2061	USD	32	26	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2017‑3	FIXED RATE		3.25%	1/25/2061	USD	1,243	907	(H)
MILL CITY MORTGAGE LOAN TRUST 2017‑3	FIXED RATE		3.88%	1/25/2061	USD	332	190	(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2017‑3	FIXED RATE		3.88%	1/25/2061	USD	332	161	(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2017‑3	N/A		0.00%	1/25/2061	USD	7,041	—	(D)(F)(H)(I)
MILL CITY MORTGAGE LOAN TRUST 2017‑3	N/A		0.00%	1/25/2061	USD	7,274	7	(D)(F)(H)
MILL CITY MORTGAGE LOAN TRUST 2017‑3	N/A		0.00%	1/25/2061	USD	7,274	25	(D)(F)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑1	FIXED RATE		3.25%	5/25/2062	USD	81	78	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑1	FIXED RATE		3.25%	5/25/2062	USD	36	29	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑1	N/A		0.00%	5/25/2062	USD	26	20	(F)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑1	FIXED RATE		3.25%	5/25/2062	USD	458	291	(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑1	FIXED RATE		3.73%	5/25/2062	USD	443	259	(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑1	FIXED RATE		3.73%	5/25/2062	USD	444	193	(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑1	N/A		0.00%	5/25/2062	USD	7,151	—	(D)(F)(H)(I)
MILL CITY MORTGAGE LOAN TRUST 2018‑1	FIXED RATE		3.25%	5/25/2062	USD	59	55	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑1	FIXED RATE		3.25%	5/25/2062	USD	46	41	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑1	FIXED RATE		3.25%	5/25/2062	USD	42	36	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑1	N/A		0.00%	5/25/2062	USD	7,195	3	(D)(F)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑1	N/A		0.00%	5/25/2062	USD	7,195	26	(D)(F)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑2	FIXED RATE		3.50%	5/25/2058	USD	74	72	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑2	FIXED RATE		3.75%	5/25/2058	USD	434	350	(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑2	FIXED RATE		3.93%	5/25/2058	USD	978	590	(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑2	FIXED RATE		3.93%	5/25/2058	USD	978	409	(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑2	FIXED RATE		3.75%	5/25/2058	USD	68	63	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑2	FIXED RATE		3.75%	5/25/2058	USD	58	52	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑2	N/A		0.00%	5/25/2058	USD	10,662	37	(D)(F)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑3	FIXED RATE		3.50%	8/25/2058	USD	50	49	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑3	FIXED RATE		3.25%	8/25/2058	USD	29	25	(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑3	FIXED RATE		3.25%	8/25/2058	USD	310	195	(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑3	N/A		0.00%	8/25/2058	USD	186	87	(D)(F)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑3	FIXED RATE		3.61%	8/25/2058	USD	186	84	(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑3	N/A		0.00%	8/25/2058	USD	93	38	(D)(F)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑3	N/A		0.00%	8/25/2058	USD	81	31	(D)(F)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑3	FIXED RATE		3.25%	8/25/2058	USD	17	16	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑3	FIXED RATE		3.25%	8/25/2058	USD	20	18	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑3	FIXED RATE		3.25%	8/25/2058	USD	19	17	(C)(H)
MILL CITY MORTGAGE LOAN TRUST 2018‑3	N/A		0.00%	8/25/2058	USD	3,565	—	(D)(F)(H)(I)
MILL CITY MORTGAGE LOAN TRUST 2018‑3	FIXED RATE		0.08%	8/25/2058	USD	3,565	13	(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2019‑GS1	FIXED RATE		3.25%	7/25/2059	USD	628	383	(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2019‑GS1	FIXED RATE		3.25%	7/25/2059	USD	485	279	(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2019‑GS1	FIXED RATE		3.45%	7/25/2059	USD	653	382	(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2019‑GS1	FIXED RATE		3.45%	7/25/2059	USD	622	317	(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2019‑GS1	FIXED RATE		3.45%	7/25/2059	USD	498	201	(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2019‑GS1	FIXED RATE		3.45%	7/25/2059	USD	374	127	(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2019‑GS1	FIXED RATE		0.08%	7/25/2059	USD	7,182	26	(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2019‑GS1	N/A		0.00%	7/25/2059	USD	8,206	11	(D)(F)(H)

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of June 30, 2023
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Reference Rate (See Glossary)	Spread	Interest Rate	Maturity Date	Currency	Principal Amount (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Structured Credit (continued)
Debt Investments (continued)
Residential Mortgage Backed Securities (continued)
MILL CITY MORTGAGE TRUST	FIXED RATE		2.75%	7/25/2059	USD	12	12	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		4.14%	7/25/2059	USD	35	31	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		4.14%	7/25/2059	USD	25	21	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		4.14%	7/25/2059	USD	28	22	(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		4.14%	7/25/2059	USD	400	251	(D)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		4.14%	7/25/2059	USD	286	147	(D)(H)
MILL CITY MORTGAGE TRUST	N/A		0.00%	7/25/2059	USD	5,173	—	(D)(F)(H)(I)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.25%	7/25/2059	USD	50	47	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.25%	7/25/2059	USD	41	37	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.25%	7/25/2059	USD	34	31	(C)(H)
MILL CITY MORTGAGE TRUST	N/A		0.00%	7/25/2059	USD	5,355	114	(D)(F)(H)
MILL CITY MORTGAGE TRUST	N/A		0.00%	7/25/2059	USD	5,355	17	(D)(F)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		2.75%	1/25/2061	USD	59	57	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.25%	1/25/2061	USD	47	44	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.25%	1/25/2061	USD	53	48	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.25%	1/25/2061	USD	45	40	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.75%	5/25/2058	USD	49	42	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.75%	5/25/2058	USD	848	716	(H)
MILL CITY MORTGAGE TRUST	N/A		0.00%	5/25/2058	USD	10,621	—	(D)(F)(H)(I)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.75%	5/25/2058	USD	121	115	(C)(H)
MILL CITY MORTGAGE TRUST	N/A		0.00%	5/25/2058	USD	10,662	—	(D)(F)(H)(I)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.50%	4/25/2066	USD	80	76	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.25%	4/25/2066	USD	510	395	(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.25%	4/25/2066	USD	448	274	(D)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.02%	4/25/2066	USD	215	111	(D)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.02%	4/25/2066	USD	215	79	(D)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.02%	4/25/2066	USD	173	67	(D)(H)
MILL CITY MORTGAGE TRUST	N/A		0.00%	4/25/2066	USD	166	55	(D)(F)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.50%	4/25/2066	USD	20	18	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.50%	4/25/2066	USD	24	21	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.50%	4/25/2066	USD	22	19	(C)(H)
MILL CITY MORTGAGE TRUST	N/A		0.00%	4/25/2066	USD	4,658	—	(D)(F)(H)(I)
MILL CITY MORTGAGE TRUST	N/A		0.00%	4/25/2066	USD	4,658	17	(D)(F)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.25%	10/25/2069	USD	81	75	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.50%	10/25/2069	USD	239	199	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.50%	10/25/2069	USD	119	95	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.55%	10/25/2069	USD	228	129	(D)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.55%	10/25/2069	USD	224	106	(D)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.55%	10/25/2069	USD	228	100	(D)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.55%	10/25/2069	USD	225	87	(D)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.50%	10/25/2069	USD	24	21	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.50%	10/25/2069	USD	19	17	(C)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.50%	10/25/2069	USD	17	15	(C)(H)
MILL CITY MORTGAGE TRUST	N/A		0.00%	10/25/2069	USD	4,435	17	(D)(F)(H)
MILL CITY MORTGAGE TRUST	N/A		0.00%	10/25/2069	USD	4,435	—	(D)(F)(H)(I)

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of June 30, 2023
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Reference Rate (See Glossary)	Spread	Interest Rate	Maturity Date	Currency	Principal Amount (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Structured Credit (continued)
Debt Investments (continued)
Residential Mortgage Backed Securities (continued)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.25%	8/25/2059	USD	356	222	(D)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.25%	8/25/2059	USD	340	186	(D)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.79%	8/25/2059	USD	178	103	(D)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.79%	8/25/2059	USD	178	92	(D)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.79%	8/25/2059	USD	149	72	(D)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.79%	8/25/2059	USD	147	57	(D)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		0.08%	8/25/2059	USD	3,681	14	(D)(H)
MILL CITY MORTGAGE TRUST	N/A		0.00%	8/25/2059	USD	4,121	92	(D)(F)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		2.50%	11/25/2060	USD	577	413	(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		2.50%	11/25/2060	USD	531	307	(D)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.60%	11/25/2060	USD	797	503	(D)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.60%	11/25/2060	USD	797	441	(D)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.60%	11/25/2060	USD	491	248	(D)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		3.60%	11/25/2060	USD	491	183	(D)(H)
MILL CITY MORTGAGE TRUST	N/A		0.00%	11/25/2060	USD	8,816	27	(D)(F)(H)
MILL CITY MORTGAGE TRUST	N/A		0.00%	11/25/2060	USD	9,561	364	(D)(F)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		6.38%	12/25/2067	USD	205	168	(D)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		6.38%	12/25/2067	USD	223	194	(D)(H)
MILL CITY MORTGAGE TRUST	N/A		0.00%	12/25/2067	USD	5,699	23	(D)(F)(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		6.38%	12/25/2067	USD	290	273	(H)
MILL CITY MORTGAGE TRUST	FIXED RATE		6.38%	12/25/2067	USD	554	408	(D)(H)
MILL CITY MORTGAGE TRUST	N/A		0.00%	12/25/2067	USD	5,699	24	(D)(F)(H)
MILL CITY MORTGAGE LOAN TRUST 2023-NQM1	FIXED RATE		6.18%	10/25/2067	USD	221	170	(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2023-NQM1	FIXED RATE		6.18%	10/25/2067	USD	603	433	(D)(H)
MILL CITY MORTGAGE LOAN TRUST 2023-NQM1	N/A		0.00%	10/25/2067	USD	6,732	20	(D)(F)(H)
MILL CITY MORTGAGE LOAN TRUST 2023-NQM1	FIXED RATE		6.18%	10/25/2067	USD	345	314	(H)
MILL CITY MORTGAGE LOAN TRUST 2023-NQM1	FIXED RATE		6.18%	10/25/2067	USD	241	204	(D)(H)
MIRAVET S.A R.L.	N/A		0.00%	5/26/2065	EUR	2,148	1,093	(D)(F)(H)
MIRAVET S.A R.L.	N/A		0.00%	5/26/2065	EUR	3,774	1,723	(D)(F)(H)
MIRAVET S.A R.L.	EURIBOR3M	2.50%	5.92%	11/26/2066	EUR	9	9	(G)(H)
MIRAVET S.A R.L.	EURIBOR3M	4.00%	7.42%	11/26/2066	EUR	7	6	(G)(H)
MIRAVET S.A R.L.	EURIBOR3M	3.00%	6.42%	11/26/2066	EUR	7	6	(G)(H)
MIRAVET S.A R.L.	N/A		0.00%	11/26/2066	EUR	44	13	(D)(F)(H)
MIRAVET S.A R.L.	N/A		0.00%	11/26/2066	EUR	1,879	123	(D)(F)(H)
MIRAVET S.A R.L.	EURIBOR3M	2.00%	5.42%	11/26/2066	EUR	13	13	(G)(H)
MIRAVET S.A R.L.	EURIBOR3M	1.20%	4.62%	11/26/2066	EUR	185	200	(G)(H)
MIRAVET S.A R.L.	EURIBOR3M	4.00%	7.42%	11/26/2066	EUR	97	75	(D)(G)(H)
MIRAVET S.A R.L.	EURIBOR3M	1.50%	4.92%	11/26/2066	EUR	20	20	(G)(H)
NEW RESIDENTIAL INVESTMENT CORP.	FIXED RATE		5.46%	11/26/2035	USD	263	168	(D)
NEW RESIDENTIAL MORTGAGE LOAN TRUST	FIXED RATE		5.08%	3/25/2056	USD	198	100	(D)
NEW RESIDENTIAL MORTGAGE LOAN TRUST	FIXED RATE		5.72%	12/25/2057	USD	692	405	(D)
NEW RESIDENTIAL MORTGAGE LOAN TRUST	FIXED RATE		5.26%	2/25/2058	USD	2,043	1,252	(D)
NEW RESIDENTIAL MORTGAGE LOAN TRUST	FIXED RATE		4.84%	12/25/2057	USD	2,573	1,419	(D)
NEW RESIDENTIAL MORTGAGE LOAN TRUST	FIXED RATE		4.34%	8/25/2059	USD	3,222	1,865	(D)
NEW RESIDENTIAL MORTGAGE LOAN TRUST	FIXED RATE		4.42%	9/25/2059	USD	2,888	1,588	(D)
NEW RESIDENTIAL MORTGAGE LOAN TRUST	FIXED RATE		4.00%	2/25/2059	USD	2,618	1,231	(D)

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of June 30, 2023
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Reference Rate (See Glossary)	Spread	Interest Rate	Maturity Date	Currency	Principal Amount (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Structured Credit (continued)
Debt Investments (continued)
Residential Mortgage Backed Securities (continued)
PRECISE MORTGAGE FUNDING 2019‑1B PLC	SONIA	3.45%	7.94%	12/12/2055	GBP	316	393	(G)
SHAMROCK RESIDENTIAL	EURIBOR1M	7.50%	10.91%	6/24/2071	EUR	387	254	(D)(G)
SHAMROCK RESIDENTIAL	EURIBOR1M	3.75%	7.16%	6/24/2071	EUR	541	533	(G)
SHAMROCK RESIDENTIAL	EURIBOR1M	5.50%	8.91%	6/24/2071	EUR	362	339	(D)(G)
SHAMROCK RESIDENTIAL	EURIBOR1M	6.50%	9.91%	6/24/2071	EUR	183	165	(D)(G)
SHAMROCK RESIDENTIAL 2022‑1 DESIGNATED ACTIVITY COMPANY	EURIBOR1M	2.40%	5.81%	1/24/2061	EUR	178	173	(G)
SHAMROCK RESIDENTIAL 2022‑2 DESIGNATED ACTIVITY COMPANY	EURIBOR1M	2.75%	6.16%	2/24/2071	EUR	754	773	(G)
SHAMROCK RESIDENTIAL 2022‑2 DESIGNATED ACTIVITY COMPANY	EURIBOR1M	3.75%	7.16%	2/24/2071	EUR	598	605	(G)
SHAMROCK RESIDENTIAL 2022‑2 DESIGNATED ACTIVITY COMPANY	EURIBOR1M	5.50%	8.91%	2/24/2071	EUR	714	712	(G)
SHAMROCK RESIDENTIAL 2022‑2 DESIGNATED ACTIVITY COMPANY	EURIBOR1M	6.50%	9.91%	2/24/2071	EUR	201	197	(G)
SHAMROCK RESIDENTIAL 2022‑2 DESIGNATED ACTIVITY COMPANY	EURIBOR1M	7.50%	10.91%	2/24/2071	EUR	633	604	(G)
TOGETHER ASSET BACKED SECURITISATION 2022‑CRE‑1 PLC	SONIA	3.90%	8.24%	4/15/2054	GBP	102	129	(G)
TOGETHER ASSET BACKED SECURITISATION 2022‑CRE‑1 PLC	SONIA	6.00%	10.34%	4/15/2054	GBP	192	243	(G)

							33,400

Total Structured Credit (cost $102,580)							102,581

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of June 30, 2023
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Reference Rate	Spread	Interest Rate	Maturity Date	Currency	Principal Amount (000)	U.S. $ Fair Value (000)	Footnotes
Investments Sold Short, at fair value (‑6.0%)
Corporate Securities (continued)
Bonds (‑5.8%)
Agriculture/Food (‑0.2%)
DARLING INGREDIENTS INC.	FIXED RATE		6.00%	6/15/2030	USD	(300)	(294)	(A)
LAMB WESTON HOLDINGS, INC.	FIXED RATE		4.13%	1/31/2030	USD	(300)	(269)	(A)

							(563)

Auto/Motor Carrier (‑0.2%)
FORD MOTOR CREDIT COMPANY LLC	FIXED RATE		2.90%	2/10/2029	USD	(150)	(125)
FORD MOTOR CREDIT COMPANY LLC	FIXED RATE		5.11%	5/3/2029	USD	(150)	(140)
THE GOODYEAR TIRE & RUBBER COMPANY	FIXED RATE		5.00%	7/15/2029	USD	(300)	(272)

							(537)

Communications (‑0.6%)
CCO HOLDINGS CAPITAL CORP.	FIXED RATE		4.50%	8/15/2030	USD	(150)	(125)	(A)
CCO HOLDINGS CAPITAL CORP.	FIXED RATE		5.38%	6/1/2029	USD	(150)	(136)	(A)
GO DADDY OPERATING CO LLC / GD FINANCE CO INC	FIXED RATE		3.50%	3/1/2029	USD	(300)	(258)	(A)
NETFLIX, INC.	FIXED RATE		4.88%	6/15/2030	USD	(150)	(148)	(A)
NEWS CORPORATION	FIXED RATE		3.88%	5/15/2029	USD	(300)	(265)	(A)
SIRIUS XM RADIO INC.	FIXED RATE		4.13%	7/1/2030	USD	(300)	(246)	(A)
SPRINT CAPITAL CORPORATION	FIXED RATE		6.88%	11/15/2028	USD	(300)	(318)
VIRGIN MEDIA SECURED FINANCE PLC	FIXED RATE		4.50%	8/15/2030	USD	(300)	(252)	(A)

							(1,748)

Consumer (‑0.5%)
NEWELL BRANDS INC.	FIXED RATE		6.63%	9/15/2029	USD	(300)	(288)	(J)
SERVICE CORPORATION INTERNATIONAL	FIXED RATE		3.38%	8/15/2030	USD	(150)	(126)
SERVICE CORPORATION INTERNATIONAL	FIXED RATE		5.13%	6/1/2029	USD	(150)	(142)
TEMPUR SEALY INTERNATIONAL, INC.	FIXED RATE		4.00%	4/15/2029	USD	(300)	(260)	(A)
THE ADT SECURITY CORPORATION	FIXED RATE		4.13%	8/1/2029	USD	(300)	(260)	(A)
UNITED RENTALS (NORTH AMERICA), INC.	FIXED RATE		4.00%	7/15/2030	USD	(150)	(133)
UNITED RENTALS (NORTH AMERICA), INC.	FIXED RATE		5.25%	1/15/2030	USD	(150)	(144)

							(1,353)

Energy (‑1.0%)
ANTERO MIDSTREAM PARTNERS LP / ANTERO MIDSTREAM FINANCE CORP	FIXED RATE		5.38%	6/15/2029	USD	(300)	(279)	(A)
CHENIERE ENERGY PARTNERS, L.P.	FIXED RATE		4.50%	10/1/2029	USD	(300)	(276)
CHESAPEAKE ENERGY CORPORATION	FIXED RATE		6.75%	4/15/2029	USD	(300)	(299)	(A)
DT MIDSTREAM, INC.	FIXED RATE		4.13%	6/15/2029	USD	(300)	(265)	(A)
HESS MIDSTREAM OPERATIONS LP	FIXED RATE		4.25%	2/15/2030	USD	(300)	(262)	(A)
KINETIK HOLDINGS LP	FIXED RATE		5.88%	6/15/2030	USD	(300)	(286)	(A)
NRG ENERGY, INC.	FIXED RATE		3.63%	2/15/2031	USD	(300)	(234)	(A)
OCCIDENTAL PETROLEUM CORPORATION	FIXED RATE		6.63%	9/1/2030	USD	(150)	(156)
OCCIDENTAL PETROLEUM CORPORATION	FIXED RATE		8.88%	7/15/2030	USD	(150)	(173)
SOUTHWESTERN ENERGY COMPANY	FIXED RATE		5.38%	3/15/2030	USD	(300)	(281)
SUNOCO LP AND SUNOCO FINANCE CORP.	FIXED RATE		4.50%	5/15/2029	USD	(300)	(267)
VENTURE GLOBAL CALCASIEU PASS, LLC	FIXED RATE		3.88%	8/15/2029	USD	(300)	(263)	(A)

							(3,041)

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of June 30, 2023
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Reference Rate	Spread	Interest Rate	Maturity Date	Currency	Principal Amount (000)	U.S. $ Fair Value (000)	Footnotes
Investments Sold Short, at fair value (continued)
Corporate Securities (continued)
Financial Services (‑0.1%)
IRON MOUNTAIN INCORPORATED	FIXED RATE		4.88%	9/15/2029	USD	(300)	(270)	(A)

							(270)

Health Care (‑0.5%)
AVANTOR FUNDING, INC.	FIXED RATE		3.88%	11/1/2029	USD	(300)	(264)	(A)
HOLOGIC, INC.	FIXED RATE		3.25%	2/15/2029	USD	(300)	(263)	(A)
JAZZ SECURITIES DAC	FIXED RATE		4.38%	1/15/2029	USD	(300)	(268)	(A)
ORGANON & CO / ORGANON FOREIGN DEBT CO‑ISSUER BV	FIXED RATE		5.13%	4/30/2031	USD	(150)	(124)	(A)
PERRIGO FINANCE UNLIMITED COMPANY	FIXED RATE		4.65%	6/15/2030	USD	(300)	(266)
TENET HEALTHCARE CORPORATION	FIXED RATE		6.13%	6/15/2030	USD	(150)	(148)
TENET HEALTHCARE CORPORATION	FIXED RATE		4.38%	1/15/2030	USD	(150)	(135)

							(1,468)

Leisure/Entertainment (‑0.3%)
HILTON DOMESTIC OPERATING COMPANY INC.	FIXED RATE		4.88%	1/15/2030	USD	(150)	(140)
HILTON DOMESTIC OPERATING COMPANY INC.	FIXED RATE		3.75%	5/1/2029	USD	(150)	(133)	(A)
HILTON DOMESTIC OPERATING COMPANY INC.	FIXED RATE		4.00%	5/1/2031	USD	(150)	(131)	(A)
LAS VEGAS SANDS CORP.	FIXED RATE		3.90%	8/8/2029	USD	(300)	(270)
SCIENTIFIC GAMES HOLDINGS LP/SCIENTIFIC GAMES US FINCO INC	FIXED RATE		6.63%	3/1/2030	USD	(339)	(299)	(A)

							(973)

Mining/Metals (‑0.1%)
NOVELIS CORPORATION	FIXED RATE		4.75%	1/30/2030	USD	(300)	(267)	(A)

							(267)

Packaging & Containers (‑0.1%)
BALL CORPORATION	FIXED RATE		2.88%	8/15/2030	USD	(300)	(249)
CROWN AMERICAS LLC	FIXED RATE		5.25%	4/1/2030	USD	(150)	(143)

							(392)

Retailing (‑0.3%)
1011778 BC ULC / NEW RED FINANCE INC	FIXED RATE		3.50%	2/15/2029	USD	(300)	(264)	(A)
LITHIA MOTORS, INC.	FIXED RATE		3.88%	6/1/2029	USD	(300)	(261)	(A)
YUM! BRANDS, INC.	FIXED RATE		4.75%	1/15/2030	USD	(300)	(281)	(A)
YUM! BRANDS, INC.	FIXED RATE		3.63%	3/15/2031	USD	(150)	(130)

							(936)

Sovereign (‑1.2%)
FEDERAL REPUBLIC OF GERMANY	FIXED RATE		1.30%	10/15/2027	EUR	(933)	(963)
UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND	FIXED RATE		1.25%	7/22/2027	GBP	(1,409)	(1,555)
THE UNITED STATES OF AMERICA	FIXED RATE		3.50%	1/31/2028	USD	(688)	(668)
THE UNITED STATES OF AMERICA	FIXED RATE		3.63%	2/15/2053	USD	(55)	(53)
THE UNITED STATES OF AMERICA	FIXED RATE		3.38%	5/15/2033	USD	(43)	(41)
THE UNITED STATES OF AMERICA	FIXED RATE		3.88%	12/31/2027	USD	(302)	(299)

							(3,579)

Technology (‑0.5%)
CROWDSTRIKE HOLDINGS, INC.	FIXED RATE		3.00%	2/15/2029	USD	(300)	(259)
ENTEGRIS ESCROW CORPORATION	FIXED RATE		5.95%	6/15/2030	USD	(300)	(288)	(A)
MSCI INC.	FIXED RATE		3.63%	9/1/2030	USD	(150)	(130)	(A)
MSCI INC.	FIXED RATE		4.00%	11/15/2029	USD	(150)	(136)	(A)
ROBLOX CORPORATION	FIXED RATE		3.88%	5/1/2030	USD	(300)	(254)	(A)
SENSATA TECHNOLOGIES B.V.	FIXED RATE		4.00%	4/15/2029	USD	(300)	(269)	(A)

							(1,336)

Transportation (‑0.1%)
UNITED AIRLINES, INC.	FIXED RATE		4.63%	4/15/2029	USD	(300)	(275)	(A)

							(275)

Utilities (‑0.1%)
VISTRA OPERATIONS COMPANY LLC	FIXED RATE		4.38%	5/1/2029	USD	(300)	(263)	(A)

							(263)

Total Bonds (proceeds $16,754)							(17,001)

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of June 30, 2023
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the total investments of the Master Portfolio)

Issuer	Asset Type	Currency	Shares (000)	U.S. $ Fair Value (000)	Footnotes
Investments Sold Short, at fair value (continued)
Corporate Securities (continued)
Common Stock (‑0.2%)
Financial Services (‑0.2%)
DEUTSCHE BANK AKTIENGESELLSC COMMON STOCK		EUR	(62)	(652)

				(652)

Total Common Stock (proceeds $631)				(652)

Total Investments Sold Short (proceeds $17,385)				(17,653)

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of June 30, 2023
(all dollars are rounded to thousands (000))
Description of Investments

Derivatives, at fair value (See Note 4 for more details)
Description	Type	Expiration Date	Currency	Number of Contracts (000)	U.S. $ Fair Value (000)
Options
Sovereign
USD‑TWD OPTION	Call	7/17/2023	USD	650	0	(I)

					0

Total Options (cost $4)					0

Description	Financing Rate Paid by Fund	Termination Date	Currency	Notional Amount (000)	U.S. $ Fair Value (000)
Credit Default Swaps (Buyer of Protection)
Leisure/Entertainment
STAPLES, INC.	1.00%	12/20/2025	USD	—	(0	) (I)

					(0)

Sovereign
REPUBLIC OF CHILE	1.00%	6/20/2028	USD	(110)	(1	) (I)
PEOPLE’S REPUBLIC OF CHINA	1.00%	6/20/2028	USD	(1,300)	(23)

					(24)

Total Credit Default Swaps - Buyer of Protection (proceeds $8)					(24)

	Financing Rate Paid by Fund	Termination Date	Currency	Notional Amount (000)	U.S. $ Fair Value (000)
Credit Default Swaps (Seller of Protection)
Leisure/Entertainment (0.0%)
CARNIVAL CORPORATION	1.00%	12/20/2025	USD	1,201	(69)
Sovereign
UNITED STATES OF AMERICA	5.00%	12/20/2027	USD	7,425	243	(I)

					174

Total Credit Default Swaps - Seller of Protection (cost $131)					174

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of June 30, 2023
(all dollars are rounded to thousands (000))
Description of Investments

Derivatives, at fair value (See Note 4 for more details) (continued)
Counterparty	Fund Pays	Fund Receives	Expiration Date	Currency	Notional Amount (000)	U.S. $ Fair Value (000)
Interest Rate Swaps
Barclays	1.78%	USDONSOFR	2/17/2027	USD	523	48
Barclays	1.78%	USDONSOFR	2/17/2027	USD	2,382	220
Barclays	1.74%	USDONSOFR	3/7/2034	USD	165	20
Barclays	2.63%	USDONSOFR	6/27/2025	USD	297	10
Barclays	2.95%	USDONSOFR	6/27/2027	USD	371	16
Barclays	2.88%	USDONSOFR	7/1/2026	USD	260	12
Barclays	2.89%	USDONSOFR	7/1/2025	USD	560	23
Barclays	2.82%	USDONSOFR	7/15/2025	USD	837	40
Barclays	2.82%	USDONSOFR	10/18/2029	USD	3,524	1
Barclays	3.02%	EURIBOR3M	7/1/2027	EUR	642	30
Barclays	3.08%	EURIBOR3M	7/1/2024	EUR	242	(5)
Barclays	2.87%	EURIBOR3M	7/1/2024	EUR	316	(7)
Barclays	4.15%	EURIBOR3M	7/1/2024	EUR	176	(4)
Barclays	3.39%	EURIBOR3M	7/1/2024	EUR	234	(5)
Barclays	3.87%	EURIBOR3M	7/1/2024	EUR	326	(7)
Barclays	3.32%	EURIBOR3M	7/1/2027	EUR	475	22
Barclays	3.29%	EURIBOR3M	7/1/2024	EUR	183	(4)
Barclays	3.44%	EURIBOR3M	7/1/2027	EUR	359	17
Barclays	4.10%	EURIBOR3M	7/5/2024	EUR	359	(10)
Barclays	3.33%	EURIBOR3M	7/5/2027	EUR	475	31
Barclays	3.32%	EURIBOR3M	7/5/2027	EUR	642	42
Barclays	3.33%	EURIBOR3M	7/5/2027	EUR	359	24
Barclays	3.32%	EURIBOR3M	7/5/2024	EUR	642	(18)
Barclays	3.84%	EURIBOR3M	7/5/2024	EUR	475	(13)
Barclays	3.16%	USDONSOFR	3/23/2030	USD	1,460	32
Barclays	3.55%	USDONSOFR	5/11/2025	USD	386	7
Barclays	3.29%	USDONSOFR	5/11/2033	USD	2,129	62
Barclays	3.40%	USDONSOFR	5/11/2035	USD	1,271	35
Barclays	3.15%	USDONSOFR	5/11/2026	USD	899	22
Barclays	3.18%	USDONSOFR	5/11/2038	USD	1,070	28
Barclays	1.95%	USDONSOFR	5/11/2038	USD	2,333	61
Barclays	1.47%	USDONSOFR	5/11/2033	USD	380	11
Barclays	1.48%	USDONSOFR	5/11/2030	USD	4,683	147
Barclays	1.48%	USDONSOFR	5/11/2028	USD	256	8
Barclays	1.48%	SONIA	10/27/2028	GBP	213	28	(D)
Barclays	1.47%	SONIA	11/27/2030	GBP	310	63	(D)
Barclays	1.95%	SONIA	12/27/2028	GBP	170	14	(D)
Barclays	1.47%	SONIA	1/27/2031	GBP	170	7	(D)

						1,008

Total Interest Rate Swaps (cost $1)						1,008

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of June 30, 2023
(all dollars are rounded to thousands (000))
Description of Investments

Derivatives, at fair value (See Note 4 for more details) (continued)
Description	Interest Rate	Termination Date	Currency	Notional Amount (000)	U.S. $ Fair Value (000)
Total Return Swaps
Index
J.P. MORGAN		3/8/2024	EUR	0	(111	) (F)(I)

					(111)

Leisure/Entertainment
HRNI HOLDINGS, LLC	4.25%	11/19/2028	USD	0	(20	) (I)

					(20)

Real Estate/Construction
ACCORINVEST GROUP S.A.	5.12%	12/10/2025	EUR	268	(1)
ACCORINVEST GROUP S.A.	5.37%	12/10/2025	EUR	469	(1)

					(2)

Retailing
DISTRIBUIDORA INTERNACIONAL DE ALIMENTACION, S.A.	6.06%	12/31/2025	EUR	509	124
DISTRIBUIDORA INTERNACIONAL DE ALIMENTACION, S.A.	6.06%	12/31/2025	EUR	621	150
DISTRIBUIDORA INTERNACIONAL DE ALIMENTACION, S.A.	6.06%	12/31/2025	EUR	929	229
DISTRIBUIDORA INTERNACIONAL DE ALIMENTACION, S.A.	4.97%	12/31/2025	EUR	155	38
EG FINCO LIMITED	7.32%	4/10/2027	EUR	1,925	32
EG GROUP AUSTRALIA PTY LTD	5.00%	2/5/2025	AUD	145	—	(D)(I)

					573

Total Total Return Swaps (cost $0)					440

Description	Expiration Date	Currency	Number of Contracts (000)	U.S. $ Fair Value (000)
Warrants
Communications
INTELSAT JACKSON HOLDINGS S.A	12/5/2025	USD	17	72	(D)
INTELSAT JACKSON HOLDINGS S.A	12/5/2025	USD	17	90	(D)

				162

Retailing
CONFORMA HOLDINGS SA	3/15/2023	EUR	269	37	(D)

				37

Total Warrants (cost $0)				199

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of June 30, 2023
(all dollars are rounded to thousands (000))
Description of Investments

Forward Contracts as of December 31, 2022 (See Note4(a) for more details )

Counterparty	Contracts to Deliver (000)		In exchange for (000)		Settlement Date	Unrealized Appreciation (Depreciation)	Footnotes
HSBC	TWD	1,287	USD	44	7/19/2023	3
HSBC	USD	1,287	TWD	44	7/19/2023	(3)
HSBC	USD	830	ZAR	45	8/15/2023	(1)
HSBC	ZAR	830	USD	46	8/15/2023	2
HSBC	AUD	399	USD	266	8/16/2023	17
HSBC	CAD	93	USD	70	8/16/2023	(0)	(I)
HSBC	CHF	61	USD	68	8/16/2023	(0)	(I)
HSBC	SEK	1	USD	0	8/16/2023	0	(I)
HSBC	USD	382	AUD	255	8/16/2023	(9)
HSBC	USD	47	CHF	52	8/16/2023	1
HSBC	USD	2,740	ZAR	150	8/16/2023	(4)
HSBC	USD	93	CAD	69	8/16/2023	1
HSBC	ZAR	23,403	USD	1,321	8/16/2023	77
HSBC	EUR	44,407	USD	48,641	9/20/2023	(664)
HSBC	USD	10,236	EUR	11,212	9/20/2023	53
HSBC	CNH	15,751	USD	2,216	12/20/2023	49
HSBC	GBP	18,464	USD	23,429	12/20/2023	(303)
HSBC	IDR	8,883,088	USD	559	12/20/2023	(31)
HSBC	USD	580	GBP	736	12/20/2023	13
HSBC	INR	310,987	USD	3,724	2/14/2024	(67)
NATWEST	EUR	23,045	USD	25,243	9/20/2023	(365)
NATWEST	GBP	5,320	USD	6,750	12/20/2023	(101)

						$(1,332)

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of June 30, 2023
(all dollars are rounded to thousands (000))
Description of Investments

(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Issuer	Reference Rate (See Glossary)	Spread	Interest Rate	Maturity Date	Currency	Principal Amount (000)
Short-Term Investments (0.0%) (See Note 2(f) for further discussion)
Sovereign (0.0%)
Goldman Sachs Repurchase Agreement	FIXED RATE		1.00%	*	USD	57

*	The repurchase agreement matures on demand. Interest rate reflects the rate in effect on June 30, 2023

CarVal Global Credit Fund - Master Portfolio
Combined Schedule of Investments
As of June 30, 2023
(all dollars are rounded to thousands (000))
Notes to Schedule

Below represent footnotes to the combined schedule of Investments. All investments are valued in accordance with the procedures described in Note 3.

(A)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. As of December 31, 2022, the aggregate market value of these securities amounted to $11.7 million or 5.1% of net fair value.

(B)	Defaulted or non‑income producing security

(C)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. At December 31, 2022, securities with a fair value of approximately $11.5 million, were pledged to collateralize reverse repurchase agreements.

(D)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(E)	Securities are perpetual and, thus, do not have a predetermined maturity date.

(F)	Zero coupon bond.

(G)	Floating rate security. Stated interest rate was in effect at December 31, 2022.

(H)	Represents an affiliated investment.

(I)	Represents either a face value, shares or fair value that is greater than zero but rounds to less than one thousand.

(J)	Position has been segregated as collateral for a repurchase agreement. See Note 2(f) for more discussion.

(K)	Position represents the equity tranche of collateralized loan obligation.

(L)	Preferred equity position is the underlying instrument on the claim position that has defaulted.

Glossary

EURIBOR1M	Euro Interbank Offered Rate (1 month)
EURIBOR3M	Euro Interbank Offered Rate (3 month)
EURIBOR12M	Euro Interbank Offered Rate (12 month)
SONIA	Sterling Overnight Index Average Compounded Index
TSFR1M	Term Secured Overnight Financing Rate (1 month)
TSFR3M	Term Secured Overnight Financing Rate (3 month)
USD1MLIBOR	London Interbank Offered Rate (USD 1 month)
USD3MLIBOR	London Interbank Offered Rate (USD 3 month)
USDONSOFR	Secured Overnight Financing Rate

CarVal Global Credit Fund - Master Portfolio
June 30, 2023 Combined Schedule of Investments

NOTES TO THE COMBINED SCHEDULE OF INVESTMENTS
Note 1 – Organization
CarVal Investors, L.P. launched the CarVal Global Credit Fund on July 1, 2014. Effective on July 1, 2022, CarVal Investors, L.P. was acquired by AllianceBernstein L.P. (AB), and is now referred to as AB CarVal Investors, L.P. (the Investment Manager). CarVal GCF GP serves as the general partner and/or member manager (General Partner) within this structure. The CarVal Global Credit Fund utilizes a “master fund/feeder fund” investment company structure (collectively referred to as the CarVal Global Credit Fund or the Fund) and operates as a hedge fund that is offered to eligible investors. For reporting purposes, the accounts of each master fund (Master Fund), which are listed below, have been combined and are collectively referred to as the “Master Portfolio”.

•	CarVal GCF Master Fund I LP

•	CarVal GCF Master Fund II LP

•	CarVal GCF Master Fund III, LLC
CarVal Global Credit Fund A LP and CarVal Global Credit Fund B LP are each a feeder fund (Feeder Fund), both of which invest their assets in the Master Portfolio. The Master Portfolio and Feeder Funds share the same investment objectives.
The primary investment objective of the Master Portfolio is to achieve attractive and sustainable risk-adjusted returns over a medium and long-term horizon. The Master Portfolio employs proprietary investment strategies in selecting, managing and disposing of loan portfolios, corporate securities, structured credit, and special opportunities (each a Strategy and collectively the Strategies), each as described below. The Master Portfolio seeks risk mitigation through diversification across and within Strategies through the use of hedging and other risk management techniques. The Master Portfolio may use currency, credit and other strategies for risk management purposes.

•
The Corporate Securities Strategy, which includes liquidations, centers on investments in obligations of leveraged or financially troubled corporations. These investments typically extend to mispriced or undervalued bonds, bank debt, trade claims, liquidation claims, credit default swaps, and equities, but may also extend to other similar investment types.

•
The Loan Portfolio Strategy centers on investments in portfolios of whole loans including consumer receivables, residential mortgages, small business loans, residential solar loans, and other consumer, commercial, and industrial obligations. This strategy may also include investments in commercial real estate loan transactions and commercial property assessed for clean energy financing, as well as real estate related public debt and equity securities and loan portfolios containing real estate owned or other receivables.

•
The Special Opportunities Strategy centers on new asset categories for investments that are not already targeted by the Master Portfolio. Through this strategy, investments may extend to a diverse base of non‑traditional business and asset classes and may include aviation assets, vessel assets, solar energy and other renewable energy related assets.

•
The Structured Credit Strategy centers on investments in asset-backed securities including residential and commercial mortgage-backed securities, collateralized loan obligations and other asset-backed securities.

CarVal Global Credit Fund - Master Portfolio
June 30, 2023 Combined Schedule of Investments

Note 2 – Significant Accounting Policies
The Master Portfolio is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Master Portfolio in the preparation of its combined schedule of investments in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a)	Use of Estimates
The preparation of the combined schedule of investments, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities.

(b)	Investment Structures
The Master Portfolio commonly uses Special Purpose Vehicles (SPVs) or other similar vehicles to facilitate its investments in loan portfolios and special opportunities investments. The Master Portfolio provides funding to the SPVs in the form of a loan receivable and/or an equity contribution. The SPVs, in turn, purchase and own the underlying investment assets. In these instances, the Master Portfolio’s loan receivable and/or equity contributions represent the instrument that is fair valued and is presented as an equity investment or debt investment in the combined schedule of investments. Loan receivables that are, in substance, equity investments (such as zero interest profit participating loans) are reflected as equity investments within the combined schedule of investments.
These SPVs serve a variety of purposes, including specific legal isolation requirements and to facilitate joint ventures that may be entered into with unaffiliated asset managers and servicers (“Global Asset Managers”). The Master Portfolio uses the Global Asset Managers to assist in the transaction origination, as well as to coordinate the due diligence and asset management of the underlying assets. For these services, the Global Asset Managers may receive a servicing fee that is paid by the SPVs. As part of these joint ventures, the Global Asset Managers may co‑invest in the SPVs at a level that is either equal to or below the Master Portfolio’s investment in the capital structure of the SPVs.

(c)	Fund Structure and Intercompany Transactions
As previously noted, the Fund utilizes a master fund/feeder fund investment company structure. In addition to the Master and Feeder Fund entities, a variety of other investment entities have been established within the Master Portfolio structure and are organized globally.
A variety of intercompany debt and equity relationships have been established by and between these investment entities. These investment entities and the corresponding transactions conducted between them serve a variety of purposes, including, but not limited to, facilitation of investment strategies and acquisition of assets, and for purposes of adhering to various local and foreign requirements impacted by the overall investment process used by the Investment Manager.
The intercompany debt and equity transactions mentioned above have been eliminated in the preparation of the combined schedule of investments for the Master Portfolio. In addition, these entities are disregarded for financial reporting purposes and their activities are attributed to the Master Portfolio.

CarVal Global Credit Fund - Master Portfolio
June 30, 2023 Combined Schedule of Investments

Note 2 – Significant Accounting Policies (continued)

(d)	Investment Accounting
The Master Portfolio records its security transactions on a trade date basis. The Master Portfolio typically records its investments in loan portfolios, special opportunities investments, and other similar illiquid or non‑tradable assets on the date the underlying purchase/sale agreement is executed, which generally approximates the date cash moves. Costs to acquire an investment are capitalized as a component of investment cost.

(e)	Foreign Currency Translations
Investments denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of investments are translated at the exchange rate on the transaction date.

(f)	Repurchase Agreements
Transactions involving repurchase agreements (securities purchased with agreements to resell) are treated as collateralized financing transactions, and are recorded at their contracted resell amount, inclusive of accrued interest. Repurchase agreements of sufficient credit quality are held at cost.
In connection with repurchase agreements, it is the Master Portfolio’s policy that its custodian take possession of the underlying collateral securities. In the event of counterparty default, the Master Portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the Master Portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of the collateral. As of June 30, 2023, securities with a fair value of approximately $52 thousand were received as collateral for $57 thousand of repurchase agreements by the Master Portfolio.

(g)	Short Selling
The Master Portfolio may utilize short selling. Short selling involves directly or indirectly selling (or having the equivalent exposure) securities or other instruments which may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace any such borrowed securities at a later date. Short selling allows the Master Portfolio to profit from declines in market prices to the extent such decline exceeds the transaction costs and any costs of borrowing. However, if the borrowed assets must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed assets would result in a loss, which is theoretically unlimited in amount.

(h)	Guarantees and Commitments
The Master Portfolio may issue specific guarantees in order to obtain financing, enter into forward foreign exchange contracts, or for other similar purposes in pursuit of achieving various business objectives. Events and circumstances that would require the Master Portfolio to perform under the guarantees include events of default related to financing and foreign exchange arrangements or a similar inability to satisfy certain business objectives. For existing investments, the Master Portfolio may enter into standby funding agreements or have off‑balance sheet future capital commitments that will require future cash outflows in connection with purchasing, developing or otherwise executing the business plan for the investment. While the commitment to fund such arrangements may involve discretion, failure to fund when called upon could negatively impact the Master Portfolio’s investment position. These arrangements are considered in the valuation of the related investments and management does not anticipate concerns regarding the future ability to satisfy such arrangements.

CarVal Global Credit Fund - Master Portfolio
June 30, 2023 Combined Schedule of Investments

Note 2 – Significant Accounting Policies (continued)

(h)	Guarantees and Commitments (continued)
The Master Portfolio, along with other investment vehicles managed by the Investment Manager, is obligated to purchase consumer credit card receivables under a forward-flow commitment through June 30, 2023. With the expiration of the investment agreement as of June 30, 2023, the anticipated future outflows is estimated between $0.3 million and $0.4 million to satisfy the outstanding receivables.
The Master Portfolio, along with other investment vehicles managed by the Investment Manager, has an agreement to fund a credit facility for a Dutch solar development company. The company has the ability to draw on the credit facility for a period of 30 months, with an expiration in August 2024. The Master Portfolio’s portion of expected future investment is estimated to be approximately $3.5 million.

(i)	Third-Party Debt – Asset Level Financing
As an investment company and in a manner consistent with the authoritative guidance for consolidation, the Master Portfolio does not consolidate its investments in non‑investment companies, such as the SPVs that were previously described. The Master Portfolio’s accounting and financial reporting policy is focused on the fair value of the investment in the SPV as a whole. Accordingly, the Master Portfolio does not consolidate its share of third-party debt and corresponding interest expense that may reside within the financial statements of the SPV (if any). As of June 30, 2023, the Master Portfolio’s share of third-party debt outstanding at the SPVs was $39.3 million. The Master Portfolio has guaranteed $8.7 million of the third-party debt outstanding at the SPVs and as of June 30, 2023, the fair value of this guarantee has been considered as part of the valuation process.
Note 3 – Investment Valuation
The Master Portfolio applies the authoritative guidance on fair value measurements and disclosures (FASB ASC Topic 820), which establishes a single definition of fair value and creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Master Portfolio’s investments. The hierarchy of inputs is summarized below:

a.	Level 1 – Fair value is determined by quoted prices in active markets for identical investments.

b.	Level 2 – Fair value is determined by other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, default rates, credit risk, etc.).

c.
Level 3 – Fair value is determined by significant unobservable inputs (including the Investment Manager’s own assumptions in determining the fair value of investments based upon the best information available).

The values presented in the accompanying combined schedule of investments have been determined using a fair value methodology for each asset class and the corresponding asset types within each asset class.
The Master Portfolio’s investments in corporate securities and derivatives are primarily valued using Level 2 inputs, which generally consist of vendor pricing and multiple broker quotes based on the yield, maturity, credit quality and bids or trading activity in the security or similar securities, thereby demonstrating consensus pricing. However, certain corporate securities may also be valued using Level 3 inputs depending on the characteristics of the security and availability of broker quotes and other information. Corporate securities valued using Level 1 inputs generally represent

CarVal Global Credit Fund - Master Portfolio
June 30, 2023 Combined Schedule of Investments

Note 3 – Investment Valuation (continued)
an immaterial portion of the investment portfolio. Investments in loan portfolios, structured credit, and special opportunities are primarily valued with Level 3 inputs using a discounted cash flow analysis. This analysis takes into consideration risk-adjusted rates of return as applied to the cash inflows and outflows anticipated in connection with managing and/or disposing each specific investment. This analysis may include factors such as income streams, local market activity, timing, collateral, payment history, comparative sales values, operating outflows to improve or otherwise maximize investment value, and other similar factors that have or will influence the exit of the investment, in addition to other quantitative unobservable inputs disclosed in the following table. All forward foreign currency contracts held at June 30, 2023 were valued using Level 2 inputs, which include forward rates.
The values assigned to the investments are based on available information and do not necessarily represent the amounts that might ultimately be realized, since such amounts depend on future circumstances and cannot be determined until the individual investments are actually liquidated. Because of the inherent uncertainties of valuation, the assigned values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.
As previously noted, the Master Portfolio commonly uses SPVs to facilitate the investment process. These SPVs may be tax‑paying entities depending on the geographic location and nature of formation. Any such taxes are included within the valuation process.
The following is a summary of the inputs used in valuing the Master Portfolio’s assets (liabilities) carried at fair value as of June 30, 2023 (in thousands (000)):

	Level 1	Level 2	Level 3	Total
Corporate Securities - Long
Bank Debt	$—	$6,739	$6,469	$13,208
Bonds	—	28,233	13,385	41,618
Equity Investments	5,101	3,518	11,230	19,849
Trade/Liquidation Claims	—	1,196	6,069	7,265
Loan Portfolios	—	—	35,895	35,895
Special Opportunities	—	—	26,245	26,245
Structured Credit	—	47,505	55,076	102,581
Corporate Securities - Short
Bonds	—	(17,001)	—	(17,001)
Equity Investments	(652)	—	—	(652)
Other Financial Instruments - Asset*	—	2,062	312	2,374
Other Financial Instruments - Liability*	—	(1,910)	—	(1,910)

Total	$4,449	$70,342	$154,681	$229,472

*	Other financial instruments include swaps, options, warrants, and forward foreign currency contracts, and such amounts are presented at the on‑balance sheet fair value.

CarVal Global Credit Fund - Master Portfolio
June 30, 2023 Combined Schedule of Investments

Note 3 – Investment Valuation (continued)
The table below summarizes the information about the significant unobservable inputs used in determining the fair value of the Master Portfolio’s Level 3 assets (in thousands (000)):

Type of Investment	Fair Value at 6/30/2023	Valuation Technique	Unobservable Input*	Range (Weighted Avg)
Corporate Securities
Bank Debt	$4,288	Market approach	See below^	N/A
	2,181	Discounted cash flow model	Discount rate	38.8% (38.8%	)

Total Bank Debt	6,469
Bonds	8,486	Discounted cash flow model	Discount rate	8.9% ‑ 25.0% (17.7%	)
	3,939	Market approach	Earnings Multiple^^	4.0x - 6.0x (4.4x	)
	960	Market approach	See below^	N/A

Total Bonds	13,385
Equity Investments	6,457	Market approach	Earnings multiple^^	4.0x ‑ 5.5x (5.5x	)
	2,704	Discounted cash flow model	Discount rate	10.0% ‑ 38.8% (12.9%	)
	1,253	Market approach	See below^	N/A
	816	Market approach	See below^^^	N/A

Total Equity Investments	11,230
Trade/Liquidation Claims	5,840	Market approach	See below^	N/A
	229	Market approach	See below^^^	N/A

Total Trade/Liquidation Claims	6,069
Loan Portfolios	35,394	Discounted cash flow model	Discount rate	5.1% - 24.4% (17.1%	)
	501	Market approach	Recent transaction	N/A

Total Loan Portfolios	35,895
Structured Credit	31,360	Discounted cash flow model	Discount rate	3.3% - 18.3% (9.8%	)
	23,716	Market approach	See below^	N/A

Total Structured Credit	55,076
Special Opportunities
Aircraft	24,437	Discounted cash flow model	Discount rate	7.5% ‑ 17.0% (12.9%	)
	700	Market approach	EBITDA to EV Multiple	9.0x (9.0x	)
Vessels	1,108	Market approach	See below^	N/A

Total Special Opportunities	26,245
Other Financial Instruments – Asset	312	Market approach	See below^	N/A

Other Financial Instruments – Total	312

*
The unobservable inputs are consistent with market participant standards. The Master Portfolio may use a combination of these metrics along with other measures depending on the individual investments, such as third-party vendor pricing, monthly payment rate, annual charge off rate, annual settlement rate, stress factor, annual default rate, exit value, and exit timing.

^
The valuation is based on non‑binding broker quotes or market comparables where quantitative inputs are not observable. Broker quotes or market comparables have been reviewed and substantiated by the Investment Manager. Unobservable inputs primarily relate to similar transactions or positions adjusted for liquidity premiums or discounts, discount rates, structures, credit quality, default rates, severity, etc.

^^	The earnings multiple has been adjusted for other risk factors which are specific to the investment.

^^^	The valuation is based on final liquidation approvals and expected distributions from the administrator, adjusted for time and distributions received.

CarVal Global Credit Fund - Master Portfolio
June 30, 2023 Combined Schedule of Investments

Note 3 – Investment Valuation (continued)
The Fund has a Valuation Committee to oversee the valuation process for the Master Portfolio’s investments. The Valuation Committee is comprised of various Fund personnel, including investment and non‑investment professionals, and is responsible for assessing and resolving any exceptions or revisions to the valuation methodology, policies and procedures as well as assessing the final net asset value (NAV).
The Valuation Committee meets on a monthly basis to approve the NAV. Valuations determined for the Fund are required to be supported by market data, industry-accepted third-party valuation models or other methods the Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models.
The Fund periodically tests its valuations of Level 3 investments through performing back testing of sales by comparing the amounts realized against the most recent fair values reported, and if necessary, uses the findings to calibrate its valuation procedures.
Note 4 – Derivatives
The authoritative guidance for derivative instruments and hedging activities (FASB ASC Topic 815) requires disclosures about the Master Portfolio’s derivative and hedging activities, including the Master Portfolio’s use of and accounting for derivative instruments and the effect of derivative instruments on the Master Portfolio’s results of operations and financial position. The guidance also requires qualitative disclosures about the objectives and strategies for using derivative instruments, quantitative disclosures about derivative instruments’ fair value amounts.
In the normal course of business, the Master Portfolio utilizes derivative financial instruments in connection with its trading activities. All derivative instruments are recorded at fair value as described in Note 3. The Master Portfolio’s derivative activities and exposure to derivative contracts are classified by the following primary underlying risks: foreign exchange rate risk, interest risk, and credit risks.
In connection with the Master Portfolio’s derivative activity, it may be required to post cash collateral (i.e., broker deposits) with the counterparty of the derivative transaction. The collateral requirement is generally a percentage of the notional market value and will increase or decrease with market movements. As of June 30, 2023, the Master Portfolio has posted $9.6 million in collateral.
The following provides more detailed information about each derivative type held by the Master Portfolio, including credit-risk-related contingent features:

(a)	Forward Foreign Currency Contracts
The Master Portfolio enters into forward foreign currency contracts to manage against the foreign exchange rate risk related to investments denominated in foreign currency. Net payments are used to settle all contracts with the same counterparty. Risks associated with forward foreign currency contracts are the inability of counterparties to meet the terms of their contracts and movements in fair value and exchange rates.

(b)	Swap Agreements
The Master Portfolio enters into various swap contracts, including credit default swaps, interest rate swaps and total return swaps as part of its investment strategies to hedge against unfavorable changes in the value of investments, to create exposure to certain equities or credits to which it is not otherwise exposed, and to protect against adverse movements in credit performance with counterparties.

CarVal Global Credit Fund - Master Portfolio
June 30, 2023 Combined Schedule of Investments

Note 4 – Derivatives (continued)

(b)	Swap Agreements (continued)
Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the combined statement of assets and liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of the contractual terms in the agreements and that there may be unfavorable changes in interest rates or credit prices.
Credit Default Swap Agreements – The Master Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed.
As a seller of protection on credit default swap agreements, the Master Portfolio will generally receive from the buyer a periodic payment throughout the term of the swap agreement provided there is no credit event. The contract effectively transfers the credit event risk of the referenced asset from the buyer of protection to the seller of protection. Events that would require the Master Portfolio to perform generally include bankruptcy of the referenced debt issuer, failure of the referenced debt issuer to make interest or principal payments, or restructuring of the referenced obligation.
If the Master Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Master Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash equal to the notional amount of the swap less the recovery value of the referenced obligation. In addition, the maximum potential payment required would be offset by cash held as collateral by the swap counterparties.
At June 30, 2023, the open credit default swaps written by the Master Portfolio were referenced to corporate debt and are summarized by expiration terms as follows (in thousands(000)):

Expiration Term	Fair Value	Maximum potential amount of future undiscounted payments	Recourse provisions with third parties	Cash collateral (received)/pledged	External credit spread^
Less than 1 year	$—	$—	$—	$—	—
1‑3 years	(69)	(1,201)	—	(948)	397
3‑5 years	243	(7,425)	—	(336)	500
More than 5 years	—	—	—	—	—

Total	$174	$(8,626)	$—	$(1,284)

^Credit spreads on the underlying contracts obtained from the counterparties, together with the period of expiration, are indicators of payment or performance risk. The likelihood of payment or performance risk is generally greater as the credit spread on the underlying and the period of expiration increase.
Interest Rate Swap Agreements – The Master Portfolio is exposed to interest rate risk when there is an unfavorable change in the value of investments as a result of adverse movements in the market interest rates. The Master Portfolio enters into interest rate swaps to manage the interest rate sensitivity of the Master Portfolio’s investments.
Total Return Swap Agreements – The Master Portfolio is subject to credit price risk in the normal course of pursuing its investment objectives. The Master Portfolio enters into total return swaps to manage its exposure to the market or certain sectors of the market, or to create exposure to certain equities or credits to which it is otherwise not exposed.

CarVal Global Credit Fund - Master Portfolio
June 30, 2023 Combined Schedule of Investments

Note 4 – Derivatives (continued)

(c)	Options
The Master Portfolio is subject to credit price risk in the normal course of pursuing its investment objectives. The Master Portfolio may enter into options to speculate on the price movements of the financial instrument underlying the option, or for use as an economic hedge against certain positions held in the Master Portfolio’s holdings. Purchased option contracts give the Master Portfolio the right, but not the obligation, to buy or sell within a limited time, a financial instrument at a contracted price that may also be settled in cash, based on differentials between specified indices or prices.
Options written obligate the Master Portfolio to buy or sell, within a limited time, a financial instrument at a contracted price that may also be settled in cash, based on differentials in specified indices or prices. Options written by the Master Portfolio may expose the Master Portfolio to the market risk of an unfavorable change in the financial instrument underlying the written option.
The Master Portfolio is exposed to counterparty risk from the potential that a seller of an option contract does not sell or purchase the underlying asset as agreed under the terms of the option contract. The maximum risk of loss from counterparty risk to the Master Portfolio is the fair value of the contracts and the premiums paid to purchase its open option contracts. The Master Portfolio considers the credit risk of the intermediary counterparties to its option transactions in evaluating potential credit risk.

(d)	Warrants
The Master Portfolio may receive warrants upon an investment in the debt or equity of a company. The warrants provide the Master Portfolio with exposure and potential gains upon equity appreciation of the company’s share price.
The Master Portfolio is exposed to counterparty risk from the potential failure of an issuer to settle its exercised warrants. The maximum risk of loss from counterparty risk to the Master Portfolio is the fair value of the contracts and the purchase price of the warrants. The Master Portfolio considers the effects of counterparty risk when determining the fair value of the warrants.

(e)	Credit-risk-related Contingent Features
The Master Portfolio has several credit-risk-related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from the Master Portfolio. The contingent features are established within the Master Portfolio’s trading agreements (e.g. ISDAs) which govern positions in swaps, options, and forward foreign currency contracts for each individual counterparty. As of June 30, 2023, there were no derivative positions with credit-risk-related contingent features in a net liability position.

CarVal Global Credit Fund - Master Portfolio
June 30, 2023 Combined Schedule of Investments

Note 4 – Derivatives (continued)

(f)	Effects of Derivative Transactions on the Combined Schedule of Investments
The table below provides the volume of activity in the different types of derivatives for the period ended June 30, 2023 (in thousands (000)):

Underlying Risk Category	Notional or Number of Contracts at 6/30/2023	Average Notional Amount or Number of Contracts*
Foreign exchange risk
Forward foreign currency contracts
	123,429	137,047
Credit risk
Credit default swaps	10,036	8,977
Total return swaps	9,005	6,511
Options	650	650
Warrants	304	304
Interest risk
Interest rate swaps	28,808	29,958

*
The average notional amount of swap agreements and open forward foreign currency purchase/sale contracts and the average number of open options and warrant contracts outstanding during the period ended June 30, 2023 serve as indicators of the volume of activity for the Master Portfolio throughout the period. Furthermore, the volume for forward foreign currency contracts activity for the period ended June 30, 2023 correlates to the value of investments held in a foreign currency.

Note 5 – Offsetting Assets and Liabilities
In the ordinary course of business, the Master Portfolio has entered into certain transactions which are subject to master agreements that provide for payment netting and that, in the case of a default or similar event with respect to the counterparty to the master agreement, provide for netting across transactions. Generally, upon a counterparty default, the Master Portfolio can terminate all transactions under the master netting agreement and set off amounts it owes across all transactions under a particular master agreement against collateral it has received under such master agreement; provided, however, that in the case of certain defaults, the Master Portfolio may only be able to terminate and set off solely with respect to transactions affected by the default. Generally, the Master Portfolio manages cash and securities collateral on a counterparty basis as permitted under each master agreement.

CarVal Global Credit Fund - Master Portfolio
June 30, 2023 Combined Schedule of Investments

Note 6 – Related Parties
The Master Portfolio, along with other funds managed by the Investment Manager, may collectively own platform investments (e.g., loan portfolio service platform or aviation asset managers). These platforms help source new investments and/or provide servicing to existing investments already owned by the funds. In connection with providing these services, the platforms may charge fees to the funds receiving the services. Further, given the ongoing role played by the platforms, it may be necessary from time to time for ownership of the platforms to be transferred among the funds given the varying life cycles of such funds or for other reasons that the Investment Manger believes appropriate as part of the platform strategy. The Investment Manager has evaluated the fees paid to the platforms and believes that such fees were fair and reasonable and not less favorable than could be obtained in arm’s‑length negotiations.
The Master Portfolio participates in equity investments of collateralized loan obligation vehicles (CLO’s) and a loan portfolio fund in China that are managed by the Investment Manager. While these investments pay management fees to the Investment Manager, the Master Portfolio receives a management fee offset in an amount equal to the amount of fees received by the Investment Manager in connection with the equity investments.
In September 2023, a subscription was made into the Master Portfolio (through CarVal Global Credit Fund A LP) from AB for $40.0 million.
Note 7 – Concentrations of Risk
Concentrations of risk exist when groups of assets, counterparties, or issuers have similar business characteristics that would cause their ability to meet their contractual commitments, in addition to investment performance, to be adversely affected in a similar manner by economic, geographic, or other market factors. As of June 30, 2023, the Master Portfolio had concentrations of risk exceeding 5% in the following countries (calculated as a percentage of the absolute fair value of investments):

Country	Investment strategies	% of Fair Value
United States	Structured Credit	20%
	Corporate Securities	19%
	Loan Portfolios	5%
	Total United States	44%
Ireland	Special Opportunities	9%
	Structured Credit	3%
	Loan Portfolios	2%
	Total Ireland	14%
United Kingdom	Structured Credit	8%
	Corporate Securities	3%
	Loan Portfolios	2%
	Total United Kingdom	13%
Netherlands	Structured Credit	3%
	Loan Portfolios	3%
	Total Netherlands	6%
Note 8 – Subsequent Events
The Master Portfolio has evaluated subsequent events through the date these combined schedule of investments were available to be issued, which was October 27, 2023. There is a planned transaction with a related party registered fund to acquire a percentage of investments from the Master Portfolio. This transaction is still in the approval process as of the date of issuance. There were no additional subsequent events that require financial statement disclosures and/or adjustments to the combined schedule of investments.

Presented by
AB CarVal Investors, L.P.
December 31, 2022
CONFIDENTIAL

KPMG LLP
4200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402
Independent Auditors’ Report
The Partners
CarVal Global Credit Fund:
Opinion
We have audited the combined financial statements of CarVal GCF Master Fund I LP, CarVal GCF Master Fund II LP, and CarVal GCF Master Fund III, LLC (the Master Portfolio), which comprise the combined statement of assets and liabilities, including the combined condensed schedule of investments, as of December 31, 2022, and the related combined statements of operations, cash flows, changes in net assets, and changes in partners’ capital for the year then ended, and the related notes to the combined financial statements.
In our opinion, the accompanying combined financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2022, and the results of its operations, its cash flows, changes in its net assets, and changes in its partners’ capital for the year then ended in accordance with U.S. generally accepted accounting principles.
Basis for Opinion
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Combined Financial Statements section of our report. We are required to be independent of the Master Portfolio and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Responsibilities of Management for the Combined Financial Statements
Management is responsible for the preparation and fair presentation of the combined financial statements in accordance with U.S. generally accepted accounting principles, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the combined financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Master Portfolio’s ability to continue as a going concern for one year after the date that the combined financial statements are issued.
Auditors’ Responsibilities for the Audit of the Combined Financial Statements
Our objectives are to obtain reasonable assurance about whether the combined financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the combined financial statements.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•
Identify and assess the risks of material misstatement of the combined financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the combined financial statements.

•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master Portfolio’s internal control. Accordingly, no such opinion is expressed.

•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the combined financial statements.

•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Master Portfolio’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Minneapolis, Minnesota
April 25, 2023

CarVal Global Credit Fund - Master Portfolio
Combined Statement of Assets and Liabilities
As of December 31, 2022
(all dollars are rounded to thousands (000))

Assets
Investments, at fair value (cost $307,838)	$279,232
Derivatives, at fair value (cost $923)	2,582
Cash and cash equivalents	30,478
Foreign cash and cash equivalents	1,747
Unrealized appreciation on forward foreign currency contracts	598
Broker deposits	44,973
Interest receivable	4,101
Receivable for securities sold	2,392
Repurchase agreements	37
Other assets	45

Total assets	366,185

Liabilities
Investments sold short, at fair value (proceeds $32,747)	33,264
Derivatives, at fair value (proceeds $539)	1,000
Unrealized depreciation on forward foreign currency contracts	4,500
Reverse repurchase agreements	32,415
Payable for securities purchased	3,610
Payable to Feeder Funds	2,986
Taxes payable	490
Interest payable	301
Payable to broker	56
Other liabilities	1,140

Total liabilities	79,762

Total net assets	$286,423

See accompanying notes to the combined financial statements.

CarVal Global Credit Fund – Master Portfolio
Combined Statement of Operations
For the year ended December 31, 2022
(all dollars are rounded to thousands (000))

Income
Interest income	$17,268
Operational earnings on equity investments	7,342
Dividend income	510
Other income	601

Total income	25,721

Expenses
Management fees	3,551
Professional fees	2,143
Interest expense	2,005
Tax expense	278
Other expenses	463

Total expenses	8,440

Management fees offset by Investment Manager	(292)

Net expenses after management fee offset	8,148

Net investment income (loss)	17,573

Net realized and unrealized gain (loss) on investments
Realized gain (loss)
Investments and derivatives	12,273
Foreign currency transactions	14,488

Net realized gain (loss) on investments	26,761

Change in unrealized appreciation or depreciation
Investments and derivatives	(41,486)
Foreign currency transactions	(6,113)

Net change in unrealized appreciation or depreciation on investments	(47,599)

Net gain (loss) on investments	(20,838)

Net increase (decrease) in net assets resulting from operations	$(3,265)

See accompanying notes to the combined financial statements.

CarVal Global Credit Fund - Master Portfolio
Combined Statement of Cash Flows
For the year ended December 31, 2022
(all dollars are rounded to thousands (000))

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(3,265)
Adjustments to reconcile net change in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of investments and derivatives	(145,130)
Purchases of investments and derivatives - short covers	(46,647)
Proceeds from sale of investments and derivatives	162,770
Proceeds from investments and derivatives - short sales	59,192
Net change in unrealized appreciation or depreciation on investments and derivatives	41,486
Net realized gain or loss on the sale of investments and derivatives	(12,273)
Net change in unrealized appreciation or depreciation on forward foreign currency contracts	6,267
Amortization and accretion associated with investments	(624)
Payment in‑kind interest from investments	(969)
Decrease (increase) in interest receivable	(546)
Decrease (increase) in receivable for securities sold	2,048
Decrease (increase) in repurchase agreements	(37)
Decrease (increase) in bid deposits	675
Decrease (increase) in other assets	(45)
Increase (decrease) in payable for securities purchased	(152)
Increase (decrease) in taxes payable	104
Increase (decrease) in interest payable	162
Increase (decrease) in payable to broker	(304)
Increase (decrease) in other liabilities	122

Net cash provided (used) by operating activities	62,834

Cash flows from financing activities:
Increase (decrease) in reverse repurchase agreements	3,746
Payments on fund level debt	(1,267)

Net cash provided (used) by financing activities	2,479

Cash flows from capital activities:
Subscriptions	20,898
Redemptions	(63,537)
Increase (decrease) in payable to Feeder Funds	(39,582)
Increase (decrease) in redemptions payable	(9,274)

Net cash provided (used) by capital activities	(91,495)

Net change in cash and cash equivalents, including foreign and restricted cash	(26,182)
Cash and cash equivalents, including foreign and restricted cash, at beginning of year*	103,380

Cash and cash equivalents, including foreign and restricted cash, at end of year*	$77,198

Supplemental disclosure of cash flow information:
Cash paid for interest	$1,522
Cash paid for taxes	$173

*	See Note 2(d) for a reconciliation of the beginning and ending cash and cash equivalents, including foreign and restricted cash.
See accompanying notes to the combined financial statements.

CarVal Global Credit Fund - Master Portfolio
Combined Statement of Changes in Net Assets
For the year ended December 31, 2022
(all dollars are rounded to thousands (000))

Operations
Net investment income (loss)	$17,573
Net realized gain (loss) on investments	26,761
Net change in unrealized appreciation or depreciation on investments	(47,599)

Net increase (decrease) in net assets resulting from operations	(3,265)

Capital activity
Subscriptions	20,898
Redemptions	(63,537)

Net increase (decrease) in net assets resulting from capital activity	(42,639)

Total increase (decrease) in net assets	(45,904)

Net assets at beginning of year	332,327

Net assets at end of year	$286,423

See accompanying notes to the combined financial statements.

CarVal Global Credit Fund - Master Portfolio
Combined Statement of Changes in Partners’ Capital
For the year ended December 31, 2022
(all dollars are rounded to thousands (000))

	General Partner	CarVal Global Credit Fund A LP	CarVal Global Credit Fund B LP	Total
Balance at beginning of year	$41	248,250	84,036	332,327

Subscriptions	—	14,206	6,692	20,898
Redemptions	—	(36,371)	(27,166)	(63,537)
Net increase (decrease) in net assets resulting from operations	—	(2,338)	(927)	(3,265)
Incentive allocation^	—	—	—	—

Balance at end of year	$41	223,747	62,635	286,423

^
The General Partner’s capital balance includes the calculated incentive allocation. The incentive allocation calculation was completed using the methods outlined in the Partnership Agreement and for the year ended December 31, 2022, there was no incentive allocation. See Note 8 for more information.

See accompanying notes to the combined financial statements.

CarVal Global Credit Fund - Master Portfolio
December 31, 2022 Combined Financial Statements

NOTES TO THE COMBINED FINANCIAL STATEMENTS
Note 1 – Organization
CarVal Investors, L.P. launched the CarVal Global Credit Fund on July 1, 2014. Effective on July 1, 2022, CarVal Investors, L.P. was acquired by AllianceBernstein L.P. (AB), and is now referred to as AB CarVal Investors, L.P. (the Investment Manager). CarVal GCF GP serves as the general partner and/or member manager (General Partner) within this structure. The CarVal Global Credit Fund utilizes a “master fund/feeder fund” investment company structure (collectively referred to as the CarVal Global Credit Fund or the Fund) and operates as a hedge fund that is offered to eligible investors. For reporting purposes, the accounts of each master fund (Master Fund), which are listed below, have been combined and are collectively referred to as the “Master Portfolio”.

•	CarVal GCF Master Fund I LP
•	CarVal GCF Master Fund II LP
•	CarVal GCF Master Fund III, LLC
As of December 31, 2022, CarVal GCF Master Fund I LP had a net asset value of $13.8 million; CarVal GCF Master Fund II LP had a net asset value of $266.9 million; CarVal GCF Master Fund III, LLC had a net asset value of $5.7 million.
CarVal Global Credit Fund A LP and CarVal Global Credit Fund B LP are each a feeder fund (Feeder Fund), both of which invest their assets in the Master Portfolio. The Master Portfolio and Feeder Funds share the same investment objectives. All financial statement information within this report is presented in U.S. dollars.
The primary investment objective of the Master Portfolio is to achieve attractive and sustainable risk-adjusted returns over a medium and long-term horizon. The Master Portfolio employs proprietary investment strategies in selecting, managing and disposing of loan portfolios, corporate securities, structured credit, and special opportunities (each a Strategy and collectively the Strategies), each as described below. The Master Portfolio seeks risk mitigation through diversification across and within Strategies through the use of hedging and other risk management techniques. The Master Portfolio may use currency, credit and other strategies for risk management purposes.

•
The Corporate Securities Strategy, which includes liquidations, centers on investments in obligations of leveraged or financially troubled corporations. These investments typically extend to mispriced or undervalued bonds, bank debt, trade claims, liquidation claims, credit default swaps, and equities, but may also extend to other similar investment types.

•
The Loan Portfolio Strategy centers on investments in portfolios of whole loans including consumer receivables, residential mortgages, small business loans, residential solar loans, and other consumer, commercial, and industrial obligations. This strategy may also include investments in commercial real estate loan transactions and commercial property assessed for clean energy financing, as well as real estate related public debt and equity securities and loan portfolios containing real estate owned or other receivables.

•
The Special Opportunities Strategy centers on new asset categories for investments that are not already targeted by the Master Portfolio. Through this strategy, investments may extend to a diverse base of non‑ traditional business and asset classes and may include aviation assets, vessel assets, solar energy and other renewable energy related assets.

•
The Structured Credit Strategy centers on investments in asset-backed securities including residential and commercial mortgage-backed securities, collateralized loan obligations and other asset-backed securities.

CarVal Global Credit Fund - Master Portfolio
December 31, 2022 Combined Financial Statements

Note 2 – Significant Accounting Policies
The Master Portfolio is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Master Portfolio in the preparation of its combined financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a)	Use of Estimates
The preparation of the combined financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Management believes that the estimates utilized in preparing its combined financial statements are reasonable and prudent. However, actual results could differ from these estimates.

(b)	Investment Structures
The Master Portfolio commonly uses Special Purpose Vehicles (SPVs) or other similar vehicles to facilitate its investments in loan portfolios and special opportunities investments. The Master Portfolio provides funding to the SPVs in the form of a loan receivable and/or an equity contribution. The SPVs, in turn, purchase and own the underlying investment assets. In these instances, the Master Portfolio’s loan receivable and/or equity contributions represent the instrument that is fair valued and is presented as an equity investment or debt investment in the combined condensed schedule of investments. Loan receivables that are, in substance, equity investments (such as zero interest profit participating loans) are reflected as equity investments within the combined condensed schedule of investments.
These SPVs serve a variety of purposes, including specific legal isolation requirements and to facilitate joint ventures that may be entered into with unaffiliated asset managers and servicers (“Global Asset Managers”). The Master Portfolio uses the Global Asset Managers to assist in the transaction origination, as well as to coordinate the due diligence and asset management of the underlying assets. For these services, the Global Asset Managers may receive a servicing fee that is paid by the SPVs. As part of these joint ventures, the Global Asset Managers may co‑invest in the SPVs at a level that is either equal to or below the Master Portfolio’s investment in the capital structure of the SPVs.

(c)	Fund Structure and Intercompany Transactions
As previously noted, the Fund utilizes a master fund/feeder fund investment company structure. In addition to the Master and Feeder Fund entities, a variety of other investment entities have been established within the Master Portfolio structure and are organized globally.
A variety of intercompany debt and equity relationships have been established by and between these investment entities. These investment entities and the corresponding transactions conducted between them serve a variety of purposes, including, but not limited to, facilitation of investment strategies and acquisition of assets, and for purposes of adhering to various local and foreign requirements impacted by the overall investment process used by the Investment Manager.
The intercompany debt and equity transactions mentioned above have been eliminated in the preparation of the combined financial statements for the Master Portfolio and Feeder Funds. In addition, these entities are disregarded for financial reporting purposes and their activities are attributed to the Master Portfolio.

(d)	Cash and Cash Equivalents
The cash and cash equivalents balance as of December 31, 2022 consisted primarily of bank deposits and an investment in a money market account. Cash deposits are held at major financial institutions and are subject to credit risk to the extent those balances exceed applicable FDIC or SIPC limitations. The aggregate U.S. dollar equivalent of foreign currency holdings consisted of multiple denominations with primary concentrations in the Euro and Great Britain Pound.

CarVal Global Credit Fund - Master Portfolio
December 31, 2022 Combined Financial Statements

Note 2 – Significant Accounting Policies (continued)

(d)	Cash and Cash Equivalents (continued)
While there is currently no restricted cash or restricted cash equivalents classified separately on the combined statement of assets and liabilities, the Master Portfolio has included the balance in broker deposits, which primarily includes cash collateral held by counterparties related to minimum account balances or cash proceeds related to short sales. The below table shows this reconciliation (in thousands (000)):

Cash and cash equivalents	$60,823
Foreign cash and cash equivalents	3,679
Broker deposits	38,878

Total cash and cash equivalents, including foreign and restricted cash, at beginning of year	$103,380

Cash and cash equivalents	30,478
Foreign cash and cash equivalents	1,747
Broker deposits	44,973

Total cash and cash equivalents, including foreign and restricted cash, at end of year	$77,198

Change in cash and cash equivalents, including foreign and restricted cash	$(26,182)

(e)	Investment Accounting
The Master Portfolio records its security transactions on a trade date basis. The Master Portfolio typically records its investments in loan portfolios, special opportunities investments, and other similar illiquid or non‑tradable assets on the date the underlying purchase/sale agreement is executed, which generally approximates the date cash moves. Costs to acquire an investment are capitalized as a component of investment cost.

(f)	Foreign Currency Translations and Forward Foreign Currency Contracts
Investments and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of investments and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized investment gains or losses is reflected as a component of such gains and losses. In the combined statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on interest income, taxes, and other non‑investment related items on the combined statement of assets and liabilities.

(g)	Margin
The following table summarizes accounts held by entities within the Master Portfolio structure that have borrowing capabilities. These accounts can be used to purchase investments on margin.

Fund Entity	Net Asset Value*	Account type	Counterparty(ies)
CarVal GCF Cayman Finance Corporation	$51.1 million	Swap Facility	Credit Suisse
CarVal GCF Cayman Securities Ltd	$201.1 million	Prime Broker	Barclays, Wells Fargo
		Swap Facility	Barclays, Credit Suisse, J.P. Morgan
CarVal GCF Lux Securities S.a.r.l.	$11.9 million	Prime Broker	Barclays
		Swap Facility	J.P. Morgan

*
The net asset value represents the net assets of the respective entities. The borrowing capacity associated with the agreements described above is determined by the type and value of collateral, credit worthiness of the parties, and market conditions and is generally less than 50% of the net assets.

CarVal Global Credit Fund - Master Portfolio
December 31, 2022 Combined Financial Statements

Note 2 – Significant Accounting Policies (continued)

(g)	Margin (continued)
As of December 31, 2022, the Master Portfolio did not have any margin payable. Interest income on the amounts held is generally accrued at the Overnight Bank Funding Rate (OBFR), the Sterling Overnight Index Average (SONIA), or the Euro Short-Term Rate (ESTR), less 20 to 45 basis points. Interest expense on the amounts owed is generally accrued at the LIBOR, OBFR, SONIA, ESTR, or Euribor plus 25 to 155 basis points, or the Effective Federal Funds Rate.

(h)	Collateralized Financing Arrangements
Transactions involving reverse repurchase agreements (securities sold with agreements to repurchase) are treated as collateralized financing transactions, and are recorded at their contracted repurchase amounts, inclusive of accrued interest. Interest expense is recorded on reverse repurchase agreements.
At December 31, 2022, securities with a fair value of approximately $50.8 million, which are included in investments on the combined statement of assets and liabilities, were pledged to collateralize reverse repurchase agreements. Reverse repurchase agreements outstanding at December 31, 2022 had a weighted average interest rate of 4.9% and maturity dates of January 2023 through June 2026. The average outstanding balance of reverse repurchase agreements during the year ended December 31, 2022 was $31.2 million.
In connection with its secured borrowing arrangements, the Master Portfolio is required to pledge collateral to its counterparties of amounts in excess of amounts borrowed plus accrued interest. If the fair value of the collateral declines, the Master Portfolio may be required to post additional collateral to the counterparty. The following table provides information regarding the gross obligations from reverse repurchase agreements, presented by classes of collateral pledged and remaining contractual maturities of the Master Portfolio’s secured borrowings as of December 31, 2022 (in thousands (000)):

	Overnight and continuous	Up to 30 days	30 ‑ 90 days	Greater than 90 days	Total
Reverse repurchase agreements
Asset-backed securities	$1,091	$6,453	$15,418	$6,999	$29,961
Private fixed income	—	365	—	—	365
Corporate bonds	—	—	2,089	—	2,089

Total secured borrowings	$1,091	$6,818	$17,507	$6,999	$32,415

Gross amount of recognized liabilities for reverse repurchase agreements in Note 7	$32,415
Amounts related to agreements not included in offsetting disclosure in Note 7	$—
Transactions involving repurchase agreements (securities purchased with agreements to resell) are also treated as collateralized financing transactions, and are recorded at their contracted resell amount, inclusive of accrued interest. Repurchase agreements of sufficient credit quality are held at cost. Interest income is recorded on repurchase agreements.
In connection with repurchase agreements, it is the Master Portfolio’s policy that its custodian take possession of the underlying collateral securities. In the event of counterparty default, the Master Portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the Master Portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of the collateral. As of December 31, 2022, securities with a fair value of approximately $36 thousand were received as collateral for $37 thousand of repurchase agreements by the Master Portfolio. The average outstanding balance of repurchase agreements during the year ended December 31, 2022 was $73 thousand.

CarVal Global Credit Fund - Master Portfolio
December 31, 2022 Combined Financial Statements

Note 2 – Significant Accounting Policies (continued)

(i)	Short Selling
The Master Portfolio may utilize short selling. Short selling involves directly or indirectly selling (or having the equivalent exposure) securities or other instruments which may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace any such borrowed securities at a later date. Short selling allows the Master Portfolio to profit from declines in market prices to the extent such decline exceeds the transaction costs and any costs of borrowing. However, if the borrowed assets must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed assets would result in a loss, which is theoretically unlimited in amount.

(j)	Guarantees and Commitments
The Master Portfolio may issue specific guarantees in order to obtain financing, enter into forward foreign exchange contracts, or for other similar purposes in pursuit of achieving various business objectives. Events and circumstances that would require the Master Portfolio to perform under the guarantees include events of default related to financing and foreign exchange arrangements or a similar inability to satisfy certain business objectives. For existing investments, the Master Portfolio may enter into standby funding agreements or have off‑balance sheet future capital commitments that will require future cash outflows in connection with purchasing, developing or otherwise executing the business plan for the investment. While the commitment to fund such arrangements may involve discretion, failure to fund when called upon could negatively impact the Master Portfolio’s investment position. These arrangements are considered in the valuation of the related investments and management does not anticipate concerns regarding the future ability to satisfy such arrangements.
The Master Portfolio, along with other investment vehicles managed by the Investment Manager, is obligated to purchase consumer credit card receivables under a forward-flow commitment through June 30, 2023. During the year ended December 31, 2022, the Investment Manager gave notice that the investment agreement will end at the current expiration date, in accordance with the terms set forth in the agreement. The Master Portfolio’s portion of total future investment is estimated between $1.4 million and $1.8 million. During the year ended December 31, 2022, approximately $4.0 million of additional capital was funded into the investment and included as purchases of investments and derivatives on the combined statement of cash flows. The total capital funded pursuant to the arrangement is $42.8 million.
During the year ended December 31, 2022, the Master Portfolio, along with other investment vehicles managed by the Investment Manager, also entered into an agreement to fund a credit facility for a Dutch solar development company. The company has the ability to draw on the credit facility for a period of 30 months, with an expiration in August 2024. The Master Portfolio’s portion of expected future investment is estimated to be approximately $3.5 million.
Further, the Master Portfolio has additional future credit arrangements with various alternative energy projects. While none of the arrangements are individually significant, the aggregate total of potential fundings is approximately $0.3 million.
Pursuant to the Agreement, the General Partner is indemnified against certain liabilities arising out of the performance of its duties to the Master Portfolio. In addition, certain of the Master Portfolio’s contracts with counterparties or service providers contain general indemnification clauses. The exposure under these arrangements is unknown since the amount of any future claims that may be made against the Master Portfolio cannot be determined, and the Master Portfolio has no historical basis for predicting the likelihood of any such claims. As of December 31, 2022, given the uncertainty and lack of historical occurrences, management estimates the likelihood of loss is remote.

CarVal Global Credit Fund - Master Portfolio
December 31, 2022 Combined Financial Statements

Note 2 – Significant Accounting Policies (continued)

(k)	Income and Expense Recognition
Realized gains and losses on securities transactions are determined on a specific identification basis when sold. For equity investments into SPVs, distributions received are recorded as operational earnings or a recovery of the investment which may result in realized gains and losses depending on the nature of the underlying investment activity. Interest income is accrued on debt investments as earned, net of any applicable withholding taxes. Premiums and discounts are amortized/accreted on performing positions. Dividends are recorded as earned. Expenses are recorded on an accrual basis as incurred, including interest expense and dividend expense on short positions.

(l)	Taxes
Each Master Fund is organized as a Delaware limited partnership or limited liability company that is classified as a partnership for U.S. tax purposes and is therefore generally not subject to income taxes as a separate entity. The income or loss generated by the Master Portfolio is or will be allocated to the Feeder Funds, which in turn will be reported to each investor based upon its respective allocation.
The Fund includes investment entities throughout numerous geographies globally, primarily in the United States, Cayman Islands, Singapore, and Luxembourg. These entities may be subject to income and/or withholding taxes. Such amounts are collectively recorded as tax expense and are reported on an accrual basis within the combined statement of operations. For the year ended December 31, 2022, income tax expense was $130 thousand and withholding tax expense was $148 thousand.
As previously noted, the Master Portfolio commonly uses SPVs to facilitate the investment process. These SPVs may be tax‑paying entities depending on the geographic location and nature of formation. Any such taxes are included within the valuation process.
The tax positions taken by the Master Portfolio have been presented in the combined financial statements in accordance with authoritative guidance for accounting for income taxes. During the year, there were no positions taken that resulted in exposure accruals. These tax positions include the use of assumptions and other factors that are subject to change. Management believes the positions taken are based on reasonable and prudent application of the laws of the various taxing jurisdictions to the applicable facts and circumstances. The tax returns of the Master Portfolio can be examined by the relevant taxing authorities until the applicable statute of limitations has expired, which is generally three to six years from the date the return is initially filed, depending on the specific jurisdiction. The Master Portfolio’s major tax jurisdictions include the United States, Cayman Islands, Singapore, and Luxembourg.
The determination of income taxes is based on complex analyses of many factors, including matters that are subject to interpretation. Actual results could differ significantly from the estimates and tax law interpretations used in determining income tax liabilities. Additionally, there can be no assurances that estimates and interpretations used in determining income tax liabilities will not be challenged by the respective taxing authorities.

(m)	Third-Party Debt – Asset Level Financing
As an investment company and in a manner consistent with the authoritative guidance for consolidation, the Master Portfolio does not consolidate its investments in non‑investment companies, such as the SPVs that were previously described. The Master Portfolio’s accounting and financial reporting policy is focused on the fair value of the investment in the SPV as a whole. Accordingly, the Master Portfolio does not consolidate its share of third-party debt and corresponding interest expense that may reside within the financial statements of the SPV (if any). As of December 31, 2022, the Master Portfolio’s share of third-party debt outstanding at the SPVs was $51.3 million and related interest expense for the year ended December 31, 2022, was $0.8 million. The Master Portfolio has guaranteed $13.4 million of the third-party debt outstanding at the SPVs and as of December 31, 2022, the fair value of this guarantee has been considered as part of the valuation process.

CarVal Global Credit Fund - Master Portfolio
December 31, 2022 Combined Financial Statements

Note 3 – Investment Valuation
The Master Portfolio applies the authoritative guidance on fair value measurements and disclosures (FASB ASC Topic 820), which establishes a single definition of fair value and creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Master Portfolio’s investments. The hierarchy of inputs is summarized below:

•	Level 1 – Fair value is determined by quoted prices in active markets for identical investments.

•	Level 2 – Fair value is determined by other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, default rates, credit risk, etc.).

•
Level 3 – Fair value is determined by significant unobservable inputs (including the Investment Manager’s own assumptions in determining the fair value of investments based upon the best information available).

The values presented in the accompanying combined condensed schedule of investments have been determined using a fair value methodology for each asset class and the corresponding asset types within each asset class.
The Master Portfolio’s investments in corporate securities and derivatives are primarily valued using Level 2 inputs, which generally consist of vendor pricing and multiple broker quotes based on the yield, maturity, credit quality and bids or trading activity in the security or similar securities, thereby demonstrating consensus pricing. However, certain corporate securities may also be valued using Level 3 inputs depending on the characteristics of the security and availability of broker quotes and other information. Corporate securities valued using Level 1 inputs generally represent an immaterial portion of the investment portfolio. Investments in loan portfolios, structured credit, and special opportunities are primarily valued with Level 3 inputs using a discounted cash flow analysis. This analysis takes into consideration risk-adjusted rates of return as applied to the cash inflows and outflows anticipated in connection with managing and/or disposing each specific investment. This analysis may include factors such as income streams, local market activity, timing, collateral, payment history, comparative sales values, operating outflows to improve or otherwise maximize investment value, and other similar factors that have or will influence the exit of the investment, in addition to other quantitative unobservable inputs disclosed in the following table. All forward foreign currency contracts held at December 31, 2022 were valued using Level 2 inputs, which include forward rates.
The values assigned to the investments are based on available information and do not necessarily represent the amounts that might ultimately be realized, since such amounts depend on future circumstances and cannot be determined until the individual investments are actually liquidated. Because of the inherent uncertainties of valuation, the assigned values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

CarVal Global Credit Fund - Master Portfolio
December 31, 2022 Combined Financial Statements

Note 3 – Investment Valuation (continued)

The following is a summary of the inputs used in valuing the Master Portfolio’s assets (liabilities) carried at fair value as of December 31, 2022 (in thousands (000)):

	Level 1	Level 2	Level 3	Total
Corporate Securities - Long
Bank Debt	$—	$9,013	$7,126	$16,139
Bonds	—	45,177	17,162	62,339
Equity Investments	4,362	9,643	10,204	24,209
Trade/Liquidation Claims	—	1,407	2,906	4,313
Loan Portfolios	—	—	42,167	42,167
Special Opportunities	—	—	29,390	29,390
Structured Credit	—	43,818	56,857	100,675
Corporate Securities - Short
Bonds	—	(28,911)	—	(28,911)
Equity Investments	(4,353)	—	—	(4,353)
Other Financial Instruments - Asset*	—	3,062	118	3,180
Other Financial Instruments - Liability*	—	(5,478)	(22)	(5,500)

Total	$9	$77,731	$165,908	$243,648

*	Other financial instruments include swaps, options, warrants, and forward foreign currency contracts, and such amounts are presented at the on‑balance sheet fair value.
The following table presents the purchases, sales, and transfers of assets for any Level 3 positions at either the beginning or the end of the current fiscal year. Transfers in or out of Level 3 represent the beginning value of any position where a change in the pricing level occurred from the beginning to the end of the year due to changes in the availability of observable inputs or liquidity given market conditions (in thousands (000)):

		Corporate Securities
	Bank Debt	Bonds	Equity Investments	Trade/Liquidation Claims
Purchases	$3,724	$3,524	$—	$—
Sales	(5,177)	(10,607)	(694)	(280)
Transfers into Level 3	2,247	—	434	—
Transfers out of Level 3	—	—	—	—

	Special Opportunities	Loan Portfolios	Structured Credit	Other Financial Instruments - Net
Purchases	$3,867	$26,637	$4,915	$4,857
Sales	(2,919)	(36,542)	(7,759)	(4,571)
Transfers into Level 3	—	—	54	3
Transfers out of Level 3	—	—	(5,856)	—

CarVal Global Credit Fund - Master Portfolio
December 31, 2022 Combined Financial Statements

Note 3 – Investment Valuation (continued)

The table below summarizes the information about the significant unobservable inputs used in determining the fair value of the Master Portfolio’s Level 3 assets (in thousands (000)):

Type of Investment	Fair Value at 12/31/2022	Valuation Technique	Unobservable Input*	Range (Weighted Avg)
Corporate Securities
Bank Debt	$6,958	Market approach	See below^	N/A
	121	Discounted cash flow model	Discount rate	39.3% (39.3%)
	47	Market approach	See below^^^	N/A

Total Bank Debt	7,126
Bonds	6,451	Discounted cash flow model	Discount rate	8.8% ‑ 15.5% (14.2%)
	5,176	Market approach	See below^^^	N/A
	3,143	Market approach	Earnings Multiple^^	4.0x (4.0x)
	2,392	Market approach	See below^	N/A

Total Bonds	17,162
Equity Investments	6,714	Market approach	Earnings multiple^^	4.0x - 5.5x (5.5x)
	1,440	Market approach	See below^	N/A
	1,436	Market approach	See below^^^	N/A
	614	Discounted cash flow model	Discount rate	14.4% ‑ 39.3% (28.8%)

Total Equity Investments	10,204
Trade/Liquidation Claims	2,372	Market approach	See below^	N/A
	534	Market approach	See below^^^	N/A

Total Trade/Liquidation Claims	2,906
Loan Portfolios	42,122	Discounted cash flow model	Discount rate	1.5% - 23.9% (16.4%)
	45	Market approach	Recent transaction	N/A

Total Loan Portfolios	42,167
Structured Credit	30,547	Discounted cash flow model	Discount rate	3.3% - 18.3% (9.8%)
	26,299	Market approach	See below^	N/A
	11	Market approach	Recent transaction	N/A

Total Structured Credit	56,857
Special Opportunities
Aircraft	25,794	Discounted cash flow model	Discount rate	6.0% - 18.0% (12.7%)
	683	Market approach	EBITDA to EV Multiple	10.8x (10.8x)
Vessels	2,074	Market approach	See below^	N/A
	839	Market approach	Recent transaction	N/A

Total Special Opportunities	29,390
Other Financial Instruments - Net	96	Market approach	See below^	N/A

Other Financial Instruments - Total	96

*
The unobservable inputs are consistent with market participant standards. The Master Portfolio may use a combination of these metrics along with other measures depending on the individual investments, such as third-party vendor pricing, monthly payment rate, annual charge off rate, annual settlement rate, stress factor, annual default rate, exit value, and exit timing.

^
The valuation is based on non‑binding broker quotes or market comparables where quantitative inputs are not observable. Broker quotes or market comparables have been reviewed and substantiated by the Investment Manager. Unobservable inputs primarily relate to similar transactions or positions adjusted for liquidity premiums or discounts, discount rates, structures, credit quality, default rates, severity, etc.

^^	The earnings multiple has been adjusted for other risk factors which are specific to the investment.

^^^	The valuation is based on final liquidation approvals and expected distributions from the administrator, adjusted for time and distributions received.

CarVal Global Credit Fund - Master Portfolio
December 31, 2022 Combined Financial Statements

Note 3 – Investment Valuation (continued)

The Fund has a Valuation Committee to oversee the valuation process for the Master Portfolio’s investments. The Valuation Committee is comprised of various Fund personnel, including investment and non‑investment professionals, and is responsible for assessing and resolving any exceptions or revisions to the valuation methodology, policies and procedures as well as assessing the final net asset value (NAV).
The Valuation Committee meets on a monthly basis to approve the NAV. Valuations determined for the Fund are required to be supported by market data, industry-accepted third-party valuation models or other methods the Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models.
The Fund periodically tests its valuations of Level 3 investments through performing back testing of sales by comparing the amounts realized against the most recent fair values reported, and if necessary, uses the findings to calibrate its valuation procedures.
Note 4 – Management Fees
Pursuant to the Second Amended and Restated Limited Partnership Agreement, which was effective March 1, 2018, the Investment Manager is entitled to a management fee that is payable quarterly in advance. The management fee is expensed at the Master Portfolio level but is calculated based upon the unique tranches of interests that are issued by the Feeder Funds. Management fees are charged dependent on timing of capital subscriptions at a rate of 1.5% per annum for all investors; except as adjusted by the General Partner for certain Limited Partners. During the year ended December 31, 2022, total management fees were $3.6 million.
Management fees may be offset, in accordance with the agreement, for fees received by the Investment Manager as a result of investments made by the Master Portfolio. See Note 9 for further discussion.
Placement agent fees may be incurred in connection with the offering of Limited Partner interests into the Feeder Funds. Any such placement agent fees serve as an offset to management fees in their entirety. For the year ended December 31, 2022, the amount of placement agent fees charged to the Master Portfolio were $63 thousand and are included within other expenses on the combined statement of operations. The management fee offset is included within the management fees offset by Investment Manager on the combined statement of operations.
Note 5 – Fund Level Debt
The Master Portfolio previously had a financing arrangement with HSBC Bank PLC to finance a European loan portfolio investment. This financing arrangement was extended until December of 2022, and was fully repaid at that time. Interest expense was charged at the Sterling Over Night Indexed Average (SONIA) plus 227 basis points, and for the year ended December 31, 2022, $34 thousand was included in interest expense on the combined statement of operations.
Note 6 – Derivatives
The authoritative guidance for derivative instruments and hedging activities (FASB ASC Topic 815) requires disclosures about the Master Portfolio’s derivative and hedging activities, including the Master Portfolio’s use of and accounting for derivative instruments and the effect of derivative instruments on the Master Portfolio’s results of operations and financial position. The guidance also requires qualitative disclosures about the objectives and strategies for using derivative instruments, quantitative disclosures about derivative instruments’ fair value amounts and gains and losses, and disclosures about credit-risk-related contingent features in derivative agreements.
In the normal course of business, the Master Portfolio utilizes derivative financial instruments in connection with its trading activities. The Master Portfolio’s derivative activities and exposure to derivative contracts are classified by the following primary underlying risks: foreign exchange rate risk, interest risk, and credit risks.

CarVal Global Credit Fund - Master Portfolio
December 31, 2022 Combined Financial Statements

Note 6 – Derivatives (continued)

In connection with the Master Portfolio’s derivative activity, it may be required to post cash collateral (i.e., broker deposits) with the counterparty of the derivative transaction. The collateral requirement is generally a percentage of the notional market value and will increase or decrease with market movements. As of December 31, 2022, the Master Portfolio has posted $11.9 million in collateral, which is included in broker deposits on the combined statement of assets and liabilities.
All derivative instruments are recorded at fair value as described in Note 3. Unrealized gains and losses are recorded with respect to changes in the fair value of derivative instruments, and realized gains or losses are recorded when a derivative is closed. In addition, for credit default swaps and other similar notional based derivatives, a realized gain or loss is recorded upon occurrence of periodic payments.
The following provides more detailed information about each derivative type held by the Master Portfolio, credit-risk-related contingent features, and the effects of derivative instruments on the Master Portfolio’s combined financial statements:

(a)	Forward Foreign Currency Contracts
The Master Portfolio enters into forward foreign currency contracts to manage against the foreign exchange rate risk related to investments denominated in foreign currency. Net payments are used to settle all contracts with the same counterparty. As of December 31, 2022, the Master Portfolio had open purchase contracts with contract expiration dates ranging from February 2023 to July 2023 consisting primarily of the Euro and open sales contracts with contract expiration dates ranging from January 2023 to December 2023 consisting primarily of the Euro and the Great Britain Pound. Risks associated with forward foreign currency contracts are the inability of counterparties to meet the terms of their contracts and movements in fair value and exchange rates.

(b)	Swap Agreements
The Master Portfolio enters into various swap contracts, including credit default swaps, interest rate swaps and total return swaps as part of its investment strategies to hedge against unfavorable changes in the value of investments, to create exposure to certain equities or credits to which it is not otherwise exposed, and to protect against adverse movements in credit performance with counterparties.
Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the combined statement of assets and liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of the contractual terms in the agreements and that there may be unfavorable changes in interest rates or credit prices.
Credit Default Swap Agreements – The Master Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed.
As a seller of protection on credit default swap agreements, the Master Portfolio will generally receive from the buyer a periodic payment throughout the term of the swap agreement provided there is no credit event. The contract effectively transfers the credit event risk of the referenced asset from the buyer of protection to the seller of protection. Events that would require the Master Portfolio to perform generally include bankruptcy of the referenced debt issuer, failure of the referenced debt issuer to make interest or principal payments, or restructuring of the referenced obligation.

CarVal Global Credit Fund - Master Portfolio
December 31, 2022 Combined Financial Statements

Note 6 – Derivatives (continued)

(b)	Swap Agreements (continued)
If the Master Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Master Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash equal to the notional amount of the swap less the recovery value of the referenced obligation. In addition, the maximum potential payment required would be offset by cash held as collateral by the swap counterparties.
At December 31, 2022, the open credit default swaps written by the Master Portfolio were referenced to corporate debt and are summarized by expiration terms as follows (in thousands(000)):

Expiration Term	Fair Value	Maximum potential amount of future undiscounted payments	Recourse provisions with third parties	Cash collateral (received)/pledged	External credit spread^
Less than 1 year	$—	$—	$—	$—	—
1‑3 years	(558)	(1,927)	—	2,367	1,650
3‑5 years	—	—	—	—	—
More than 5 years	—	—	—	—	—

Total	$(558)	$(1,927)	$—	$2,367

^
Credit spreads on the underlying contracts obtained from the counterparties, together with the period of expiration, are indicators of payment or performance risk. The likelihood of payment or performance risk is generally greater as the credit spread on the underlying and the period of expiration increase.

Interest Rate Swap Agreements – The Master Portfolio is exposed to interest rate risk when there is an unfavorable change in the value of investments as a result of adverse movements in the market interest rates. The Master Portfolio enters into interest rate swaps to manage the interest rate sensitivity of the Master Portfolio’s investments.
Total Return Swap Agreements – The Master Portfolio is subject to credit price risk in the normal course of pursuing its investment objectives. The Master Portfolio enters into total return swaps to manage its exposure to the market or certain sectors of the market, or to create exposure to certain equities or credits to which it is otherwise not exposed.

(c)	Options
The Master Portfolio is subject to credit price risk in the normal course of pursuing its investment objectives. The Master Portfolio may enter into options to speculate on the price movements of the financial instrument underlying the option, or for use as an economic hedge against certain positions held in the Master Portfolio’s holdings. Purchased option contracts give the Master Portfolio the right, but not the obligation, to buy or sell within a limited time, a financial instrument at a contracted price that may also be settled in cash, based on differentials between specified indices or prices.
Options written obligate the Master Portfolio to buy or sell, within a limited time, a financial instrument at a contracted price that may also be settled in cash, based on differentials in specified indices or prices. Options written by the Master Portfolio may expose the Master Portfolio to the market risk of an unfavorable change in the financial instrument underlying the written option.
The Master Portfolio is exposed to counterparty risk from the potential that a seller of an option contract does not sell or purchase the underlying asset as agreed under the terms of the option contract. The maximum risk of loss from counterparty risk to the Master Portfolio is the fair value of the contracts and the premiums paid to purchase its open option contracts. The Master Portfolio considers the credit risk of the intermediary counterparties to its option transactions in evaluating potential credit risk.

CarVal Global Credit Fund - Master Portfolio
December 31, 2022 Combined Financial Statements

Note 6 – Derivatives (continued)

(d)	Warrants
The Master Portfolio may receive warrants upon an investment in the debt or equity of a company. The warrants provide the Master Portfolio with exposure and potential gains upon equity appreciation of the company’s share price.
The Master Portfolio is exposed to counterparty risk from the potential failure of an issuer to settle its exercised warrants. The maximum risk of loss from counterparty risk to the Master Portfolio is the fair value of the contracts and the purchase price of the warrants. The Master Portfolio considers the effects of counterparty risk when determining the fair value of the warrants.

(e)	Credit-risk-related Contingent Features
The Master Portfolio has several credit-risk-related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from the Master Portfolio. The contingent features are established within the Master Portfolio’s trading agreements (e.g. ISDAs) which govern positions in swaps, options, and forward foreign currency contracts for each individual counterparty. As of December 31, 2022, the total fair value of derivative positions with credit-risk-related contingent features in a net liability position was $252 thousand. If a contingent feature would have been triggered as of December 31, 2022, the Master Portfolio could have been required to pay this amount, less any collateral posted, in cash to its counterparties.

(f)	Effects of Derivative Transactions on the Financial Statements
The table below summarizes the fair value of the Master Portfolio’s derivatives located on the combined statement of assets and liabilities as of December 31, 2022 (in thousands (000)):

Underlying Risk Category	Combined Statement of Assets and Liabilities Location	Fair Value - Asset Derivative	Fair Value - Liability Derivative	Notional or Number of Contracts at 12/31/2022	Average Notional Amount or Number of Contracts*
Foreign exchange risk
Forward foreign currency contracts	Unrealized appreciation/depreciation on forward foreign currency contracts	$598	$4,500	116,471	163,194
Credit risk
Credit default swaps	Derivatives, at fair value	841	573	7,917	13,246
Total return swaps	Derivatives, at fair value	440	299	4,634	14,658
Options	Derivatives, at fair value	12	—	650	325
Warrants	Derivatives, at fair value	208	—	304	302
Interest risk
Interest rate swaps	Derivatives, at fair value	1,081	128	34,927	33,437

Total		$3,180	$5,500

*
The average notional amount of swap agreements and open forward foreign currency purchase/sale contracts and the average number of open options and warrant contracts outstanding during the year ended December 31, 2022 and the amounts of realized gain (loss) and changes in unrealized appreciation or depreciation, as disclosed below, serve as indicators of the volume of activity for the Master Portfolio throughout the year. Furthermore, the volume for forward foreign currency contracts activity for the year ended December 31, 2022 correlates to the value of investments held in a foreign currency.

CarVal Global Credit Fund - Master Portfolio
December 31, 2022 Combined Financial Statements

Note 6 – Derivatives (continued)

(f)	Effects of Derivative Transactions on the Financial Statements (continued)
The table below summarizes the location and amounts of gains and losses associated with derivatives for the year ended December 31, 2022 (in thousands (000)):

Underlying Risk Category	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation
Foreign exchange risk
Forward foreign currency contracts	$12,936	$(6,267)
Credit risk
Credit default swaps	198	(259)
Total return swaps	(164)	(589)
Options	—	(17)
Warrants	27	119
Interest risk
Interest rate swaps	3,539	882

Total	$16,536	$(6,131)

Note 7 – Offsetting Assets and Liabilities
In the ordinary course of business, the Master Portfolio has entered into certain transactions which are subject to master agreements that provide for payment netting and that, in the case of a default or similar event with respect to the counterparty to the master agreement, provide for netting across transactions. Generally, upon a counterparty default, the Master Portfolio can terminate all transactions under the master netting agreement and set off amounts it owes across all transactions under a particular master agreement against collateral it has received under such master agreement; provided, however, that in the case of certain defaults, the Master Portfolio may only be able to terminate and set off solely with respect to transactions affected by the default. Generally, the Master Portfolio manages cash and securities collateral on a counterparty basis as permitted under each master agreement.
The following table provides disclosure regarding the potential effect of offsetting of recognized assets and liabilities presented in the combined statement of assets and liabilities at December 31, 2022 (in thousands (000)):

	Barclays^^	Barclays^^	Credit Suisse^^	Credit Suisse^^	Deutsche Bank	Direct Investment
Assets:
Derivatives	$1,518	$—	$10	$—	$—	$291
Forward foreign currency contracts	—	—	—	—	—	—
Repurchase agreements	—	37	—	—	—	—

Total Assets	1,518	37	10	—	—	291

Liabilities:
Derivatives	684	251	1	—	—	18
Forward foreign currency contracts	—	—	—	—	—
Reverse repurchase agreements	—	10,044	—	365	3,230	—

Total Liabilities	684	10,295	1	365	3,230	18

Total Financial and Derivative Net Assets, at fair value	834	(10,258)	9	(365)	(3,230)	273
Total collateral (received) pledged ^	—	10,258	—	365	3,230	—

Net exposure	$834	$—	$9	$—	$—	$273

CarVal Global Credit Fund - Master Portfolio
December 31, 2022 Combined Financial Statements

Note 7 – Offsetting Assets and Liabilities (continued)

	HSBC^^	HSBC^^	Goldman Sachs	J.P. Morgan^^	J.P. Morgan^^
Assets:
Derivatives	$3	$—	$—	$760	$—
Forward foreign currency contracts	—	598	—		—
Repurchase agreements	—	—	—		—

Total Assets	3	598	—	760	—

Liabilities:
Derivatives	—	—	—	46	—
Forward foreign currency contracts	—	2,905	—		—
Reverse repurchase agreements	4,195	—	297	1,091	12,097

Total Liabilities	4,195	2,905	297	1,137	12,097

Total Financial and Derivative Net Assets, at fair value	(4,192)	(2,307)	(297)	(377)	(12,097)
Total collateral (received) pledged ^	4,192	2,307	297	377	12,097

Net exposure	$—	$—	$—	$—	$—

	Morgan Stanley	NatWest	Total
Assets:
Derivatives	$—	$—	$2,582
Forward foreign currency contracts	—	—	598
Repurchase agreements	—	—	37

Total Assets	—	—	3,217

Liabilities: Derivatives	—	—	1,000
Forward foreign currency contracts	—	1,595	4,500
Reverse repurchase agreements	1,096	—	32,415

Total Liabilities	1,096	1,595	37,915

Total Financial and Derivative Net Assets, at fair value	(1,096)	(1,595)
Total collateral (received) pledged ^	1,096	1,595

Net exposure	$—	$—

^	Any over-collateralization is not shown.
^^	Although exposure is with the same counterparty, the transactions are with different entities within the counterparty and the ability to offset does not apply under each respective agreement.
Note 8 – Incentive Allocation
The General Partner has been granted a profit interest in the Fund as specified pursuant to the Fund agreements. For each fiscal year of the Fund, 20% of the overall net profit allocable to an investor’s capital account shall be reallocated to the capital account of the General Partner. However, the overall net profit upon which the calculation is based shall be reduced to the extent of any unrecovered balance remaining in a loss recovery account, which is maintained for each investor. For the year ended December 31, 2022, there was no incentive allocation for the Fund.

CarVal Global Credit Fund - Master Portfolio
December 31, 2022 Combined Financial Statements

Note 9 – Related Party

Certain principals, affiliates, and employees of the Investment Manager are investors into the Fund and as of December 31, 2022 have an investment balance of $29.7 million.

The Master Portfolio, along with other funds managed by the Investment Manager, may collectively own platform investments (e.g., loan portfolio service platform or aviation asset managers). These platforms help source new investments and/or provide servicing to existing investments already owned by the funds. In connection with providing these services, the platforms may charge fees to the funds receiving the services. Further, given the ongoing role played by the platforms, it may be necessary from time to time for ownership of the platforms to be transferred among the funds given the varying life cycles of such funds or for other reasons that the Investment Manger believes appropriate as part of the platform strategy. The Investment Manager has evaluated the fees paid to the platforms and believes that such fees were fair and reasonable and not less favorable than could be obtained in arm’s‑length negotiations.
During the year ended December 31, 2022, the Master Portfolio participated in equity investments of collateralized loan obligation vehicles (CLO’s) and a loan portfolio fund in China that are managed by the Investment Manager. While these investments pay management fees to the Investment Manager, the Master Portfolio receives a management fee offset in an amount equal to the amount of fees received by the Investment Manager in connection with the equity investments. The total fees offset during the year ended December 31, 2022 were $229 thousand which are included in management fees offset by Investment Manager on the combined statement of operations.
The Investment Manager also provides certain administrative services to the Master Portfolio. During the year ended December 31, 2022, total fees charged by the Investment Manager were $435 thousand and were included in professional fees on the combined statement of operations.
In addition, CarVal Investors Luxembourg S.à r.l., which is owned by the Investment Manager, provides administrative services on behalf of CarVal GCF Lux Master S.à r.l., an entity within the Master Portfolio structure with a net asset value of $29.3 million. These services include accounting, tax, and operations, which are charged to the Master Portfolio, and are included in professional fees on the combined statement of operations. For the year ended December 31, 2022, these costs were insignificant.

CarVal Global Credit Fund - Master Portfolio
December 31, 2022 Combined Financial Statements

Note 10 – Concentrations of Risk
Concentrations of risk exist when groups of assets, counterparties, or issuers have similar business characteristics that would cause their ability to meet their contractual commitments, in addition to investment performance, to be adversely affected in a similar manner by economic, geographic, or other market factors. As of December 31, 2022, the Master Portfolio had concentrations of risk exceeding 5% in the following countries (calculated as a percentage of the absolute fair value of investments):

Country	Investment strategies	% of Fair Value
United States	Corporate Securities	24%
	Structured Credit	18%
	Loan Portfolios	5%

	Total United States	47%

United Kingdom	Structured Credit	7%
	Corporate Securities	5%
	Loan Portfolios	2%

	Total United Kingdom	14%

Ireland	Special Opportunities	8%
	Structured Credit	2%
	Loan Portfolios	2%

	Total Ireland	12%

Netherlands	Structured Credit	3%
	Loan Portfolios	2%

	Total Netherlands	5%
Note 11 – Administration Fees
Northern Trust Hedge Fund Services LLC (Northern Trust) serves as the Fund’s administrator pursuant to an administration agreement between the Fund and Northern Trust. Under this administration agreement, Northern Trust provides numerous services to the Fund, including, but not limited to, accounting, operations, reporting, and various other services. For the year ended December 31, 2022, total administration fees charged by Northern Trust were $343 thousand and were included in professional fees on the combined statement of operations.

CarVal Global Credit Fund - Master Portfolio
December 31, 2022 Combined Financial Statements

Note 12 – Financial Highlights
The ratio information provided below is for the year ended December 31, 2022. The income and expense ratios are based upon average net assets of the Master Portfolio.

Net investment income (loss) ratio	5.64%

Operating expenses*
Interest expenses	0.64%
Other expenses	2.06%
Management fees offset by Investment Manager	(0.09%)

Total operating expenses	2.61%
Incentive allocation	0.00%

Total operating expenses and incentive allocation	2.61%

Total return prior to incentive allocation	(0.72%)
Incentive allocation	0.00%

Total return after incentive allocation	(0.72%)

*	The expense ratios do not include the impact of indirect expenses that are incurred at the SPV level. The impact of these expenses is captured as part of the valuation process.
Total return is calculated for the Master Portfolio by geometrically linking monthly returns. An individual investor’s returns may vary from those returns based on the fee arrangements of the investor or the timing of transactions.
Note 13 – Subsequent Events
The Master Portfolio has evaluated subsequent events through the date these combined financial statements were available to be issued, which was April 25, 2023. There were no subsequent events that require financial statement disclosures and/or adjustments to the financial statements.

CarVal Global Credit Fund - Master Portfolio
Combined Condensed Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))

Description of Investments	Fair Value
(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)

Investments, at fair value (97.5%)

Corporate Securities (37.4%)
Bank Debt (5.6%)
Austria (2.4%)
Retailing	$6,989

Total Austria	6,989
United States (1.6%)
Auto/Motor Carrier	3,562
Leisure/Entertainment	1,088

Total United States	4,650
Other Countries (1.6%)
Communications	2,252
Consumer	1,139
Miscellaneous Industries	1,109

Total Other Countries	4,500

Total Bank Debt (cost $17,443)	16,139

Bonds (21.8%)
Brazil (1.2%)
Agriculture/Food	3,380

Total Brazil	3,380
Cyprus (1.1%)
Financial Services	3,161

Total Cyprus	3,161
France (1.1%)
Communications	1,238
Retailing	1,795

Total France	3,033
Germany (2.0%)
Financial Services	4,361
Real Estate/Construction	1,993

Total Germany	6,354
India (1.2%)
Alternative Energy	234
Mining/Metals	3,143

Total India	3,377
Switzerland (0.9%)
Financial Services	2,247

Total Switzerland	2,247
United Kingdom (3.7%)
Consumer	5,879
Financial Services	3,387
Miscellaneous Industries	1,408

Total United Kingdom	10,674
See accompanying notes to the combined financial statements.

CarVal Global Credit Fund - Master Portfolio
Combined Condensed Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))

Description of Investments	Fair Value
(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)
Corporate Securities (continued)
Bonds (continued)
United States (9.1%)
Alternative Energy	$3,234
Collateralized Loan Obligations	4,273
Communications	2,871
Health Care	1,111
Sovereign	13,007
Miscellaneous Industries	1,351

Total United States	25,847

Other Countries (1.5%)
Building/Construction Products	1,613
Utilities	1,405
Miscellaneous Industries	1,248

Total Other Countries	4,266

Total Bonds (cost $79,875)	62,339

Equity Investments (8.5%)
Argentina (2.4%)
Communications	284
Utilities	6,548

Total Argentina	6,832
United States (4.6%)
Alternative Energy	330
Communications	3,690
Energy	1,793
Financial Services	4,836
Liquidations	1,440
Retailing	1,118

Total United States	13,207

Other Countries (1.5%)
Financial Services	4,004
Miscellaneous Industries	166

Total Other Countries	4,170

Total Equity Investments (cost $33,644)	24,209

Trade/Liquidation Claims (1.5%)
United States (1.4%)
Financial Services	3,089
Liquidations	994

Total United States	4,083
Other Countries (0.1%)
Liquidations	230

Total Other Countries	230

Total Trade/Liquidation Claims (cost $2,719)	4,313

Total Corporate Securities (cost $133,681)	$107,000

See accompanying notes to the combined financial statements.

CarVal Global Credit Fund - Master Portfolio
Combined Condensed Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))

Description of Investments	Fair Value
(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)
Loan Portfolios (14.7%)
Debt Investments (1.5%)
United Kingdom (0.9%)
Commercial	$2,531

Total United Kingdom	2,531
Other Countries (0.6%)
Alternative Energy	727
Commercial	512
Real Estate	557

Total Other Countries	1,796

Total Debt Investments (cost $4,509)	4,327

Equity Investments (13.2%)
China (0.8%)
Commercial	1,743
Platform	605

Total China	2,348
Ireland (1.8%)
Commercial	2,931
Residential	2,144

Total Ireland	5,075
Netherlands (2.7%)
Commercial	7,669

Total Netherlands	7,669
Spain (0.8%)
Commercial	1,471
Residential	898

Total Spain	2,369
United Kingdom (0.9%)	1,161
Commercial
Real Estate	1,335
Residential	82

Total United Kingdom	2,578
United States (5.6%)
Alternative Energy	440
Consumer	1,408
Platform	45
Real Estate	10,345
Residential	3,813

Total United States	16,051
Other Countries (0.6%)	542
Commercial
Consumer	1,206
Platform	2

Total Other Countries	1,750

Total Equity Investments (cost $37,446)	37,840

Total Loan Portfolios (cost $41,955)	$42,167

See accompanying notes to the combined financial statements.

CarVal Global Credit Fund - Master Portfolio
Combined Condensed Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))

Description of Investments	Fair Value
(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)
Special Opportunities (10.3%)
Equity Investments (10.3%)
Ireland (9.3%)
Aircraft
Aergo Capital Limited	$26,477

Total Ireland	26,477
Monaco (1.0%)
Vessels	2,913

Total Monaco	2,913

Total Equity Investments (cost $30,403)	29,390

Total Special Opportunities (cost $30,403)	$29,390

Structured Credit (35.1%)
Debt Investments (35.1%)
Ireland (2.5%)
Collateralized Loan Obligations	$3,540
Residential Mortgage-Backed Securities	3,572

Total Ireland	7,112
Netherlands (2.9%)
Commercial Mortgage-Backed Securities	8,275

Total Netherlands	8,275
Spain (1.5%)
Consumer Asset-Backed Securities	1,669
Residential Mortgage-Backed Securities	2,633

Total Spain	4,302
United Kingdom (7.4%)
Asset-Backed Securities	7,925
Commercial Mortgage-Backed Securities	712
Consumer Asset-Backed Securities	11,884
Residential Mortgage-Backed Securities	706

Total United Kingdom	21,227
United States (19.1%)
Alternative Energy	3,670
Asset-Backed Securities	1,619
Collateralized Loan Obligations	6,308
Commercial Mortgage-Backed Securities^	16,315
Consumer Asset-Backed Securities	2,203
Residential Mortgage-Backed Securities
Mill City Residential Mortgage-Backed Securities (principal $193,317; 0.0%‑3.9%; 4/25/57-10/25/69)	14,740
Other Residential Mortgage-Backed Securities	9,953

Total United States	54,808
Other Countries (1.7%)
Commercial Asset-Backed Securities	2,937
Consumer Asset-Backed Securities	2,014

Total Other Countries	4,951

Total Debt Investments (cost $101,799)	100,675

Total Structured Credit (cost $101,799)	$100,675

Total Investments, at fair value (cost $307,838)	$279,232

^	There are no individual investments greater than 5% of net asset value included in balance.
See accompanying notes to the combined financial statements.

CarVal Global Credit Fund - Master Portfolio
Combined Condensed Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))

Description of Investments	Fair Value
(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)
Investments Sold Short, at fair value (11.6%)

Corporate Securities (11.6%)
Bonds (10.1%)
Germany (0.5%)
Sovereign	$1,373

Total Germany	1,373
United Kingdom (1.5%)
Sovereign	4,348

Total United Kingdom	4,348
United States (8.1%)
Communications	2,166
Consumer	1,045
Energy	3,299
Health Care	1,576
Sovereign	9,574
Technology	1,285
Miscellaneous Industries	4,245

Total United States	23,190

Total Bonds (proceeds $28,878)	28,911

Equity Investments (1.5%)
United States (1.5%)
Financial Services	4,353

Total United States	4,353

Total Equity Investments (proceeds $3,869)	4,353

Total Investments Sold Short, at fair value (proceeds $32,747)	$33,264

Derivatives - Assets, at fair value (0.9%)
Options (0.0%)
China (0.0%)
Sovereign	$12

Total China	12

Total Options (cost $29)	12

Swaps (0.8%)
Credit Default Swaps (Buyer of Protection)
Other Countries (0.3%)
Miscellaneous Industries	841

Total Other Countries	841
Interest Rate Swaps
Other Countries (0.4%)
Miscellaneous Industries	1,081

Total Other Countries	1,081
Total Return Swaps
Other Countries (0.1%)
Miscellaneous Industries	440

Total Other Countries	440

Total Swaps (cost $894)	2,362

See accompanying notes to the combined financial statements.

CarVal Global Credit Fund - Master Portfolio
Combined Condensed Schedule of Investments
As of December 31, 2022
(all dollars are rounded to thousands (000))

Description of Investments	Fair Value
(Percentage represents the fair value of the investment category to the net assets of the Master Portfolio)
Warrants (0.1%)
Other Countries (0.1%)
Miscellaneous Industries	208

Total Other Countries	208

Total Warrants (cost $0)	208

Total Derivatives - Assets, at fair value (cost $923)	$2,582

Derivatives - Liabilities, at fair value (0.3%)
Swaps (0.3%)
Credit Default Swaps (Seller of Protection)
United States (0.2%)
Leisure/Entertainment	$558

Total United States	558
Credit Default Swaps (Buyer of Protection)
China (0.0%)
Sovereign	15

Total China	15
Interest Rate Swaps
Other Countries (0.0%)
Miscellaneous Industries	128

Total Other Countries	128
Total Return Swaps
Other Countries (0.1%)
Miscellaneous Industries	299

Total Other Countries	299

Total Swaps (proceeds $539)	1,000

Total Derivatives - Liabilities, at fair value (proceeds $539)	$1,000

See accompanying notes to the combined financial statements.

Presented by
AB CarVal Investors, L.P.
June 30, 2023

(Unaudited)	CONFIDENTIAL

Table of Contents
CarVal Global Credit Fund Financial Statements

Financial Statements
Consolidated Statement of Assets and Liabilities	B-118
Y‑T‑D Consolidated Statement of Operations	B-119
Q‑T‑D Consolidated Statement of Operations	B-120
Statements of Changes in Partners’ Capital	B-121
Combined Condensed Schedule of Investments	B-122

Supplemental Information	B‑129

CarVal Global Credit Fund
Consolidated Statement of Assets and Liabilities
As of June 30, 2023
(all dollars are rounded to thousands (000))

Assets

Investments, at fair value (cost $274,404)	$246,661
Derivatives, at fair value (cost $206)	2,095
Cash and cash equivalents	48,272
Unrealized appreciation on forward foreign currency contracts	279
Broker deposits	25,228
Interest receivable	2,302
Receivable for securities sold	305
Repurchase agreements	57
Other assets	80

Total assets	325,279

Liabilities

Investments sold short, at fair value (proceeds $17,385)	17,653
Derivatives, at fair value (proceeds $78)	299
Unrealized depreciation on forward foreign currency contracts	1,611
Reverse repurchase agreements	8,271
Taxes payable	496
Payable for securities purchased	426
Interest payable	214
Other liabilities	1,201

Total liabilities	30,171

Total net assets	$295,108

The accompanying statement of assets and liabilities and statement of operations for the Feeder Funds and Master Portfolio have been prepared on a consolidated basis. Separate reporting of the Feeder Funds and Master Portfolio will be provided as part of the annual audit process.

CarVal Global Credit Fund
Consolidated Statement of Operations
For the six months ended June 30, 2023
(all dollars are rounded to thousands (000))

Income
Interest income	$7,720
Operational earnings on equity investments	3,889
Dividend income	1,828
Tax benefit	22
Other income	236

Total income	13,695

Expenses
Management fees	1,696
Interest expense	1,198
Professional fees	958
Tax expense	52
Other expenses	121

Total expenses	4,025

Management fees offset by Investment Manager	(118)

Net expenses after management fee offset	3,907

Net investment income (loss)	9,788

Net realized and unrealized gain (loss) on investments
Realized gain (loss)
Investments and derivatives	(690)
Foreign currency transactions	(4,383)

Net realized gain (loss) on investments	(5,073)

Change in unrealized appreciation or depreciation
Investments and derivatives	1,582
Foreign currency transactions	2,570

Net change in unrealized appreciation or depreciation on investments	4,152

Net gain (loss) on investments	(921)

Net increase (decrease) in net assets resulting from operations	$8,867

CarVal Global Credit Fund
Consolidated Statement of Operations
For the quarter ended June 30, 2023
(all dollars are rounded to thousands (000))

Income
Interest income	$4,021
Operational earnings on equity investments	1,842
Dividend income	1,071
Tax benefit	(15)
Other income	124

Total income	7,043

Expenses
Management fees	854
Interest expense	513
Professional fees	388
Tax expense	23
Other expenses	47

Total expenses	1,825

Management fees offset by Investment Manager	(59)

Net expenses after management fee offset	1,766

Net investment income (loss)	5,277

Net realized and unrealized gain (loss) on investments
Realized gain (loss)
Investments and derivatives	(644)
Foreign currency transactions	(984)

Net realized gain (loss) on investments	(1,628)

Change in unrealized appreciation or depreciation
Investments and derivatives	390
Foreign currency transactions	427

Net change in unrealized appreciation or depreciation on investments	817

Net gain (loss) on investments	(811)

Net increase (decrease) in net assets resulting from operations	$4,466

CarVal Global Credit Fund - Feeder Funds
Statements of Changes in Partners’ Capital
For the six months ended June 30, 2023
(all dollars are rounded to thousands (000))

	General Partner	Limited Partners Fund A	Limited Partners Fund B	Total
Balance at beginning of period*	$41	223,747	62,548	286,336
Redemptions	—	(95)	—	(95)
Net increase (decrease) in net assets resulting from operations	2	6,854	2,011	8,867
Incentive allocation^	1,119	(789)	(330)	—

Balance at end of period	$1,162	229,717	64,229	295,108

^The General Partner’s capital balance includes an estimate of the incentive allocation. The actual incentive allocation calculation will be computed using the methods outlined in the Partnership Agreement.
*Balance at the beginning of the period includes the total consolidated amounts (Feeder Funds and Master Portfolio) from the prior year audited financial statements.

CarVal Global Credit Fund
Combined Condensed Schedule of Investments
As of June 30, 2023
(all dollars are rounded to thousands (000))

Description of Investments	Fair Value

Investments, at fair value

Corporate Securities
Bank Debt
Austria
Retailing	$5,780

Total Austria	5,780
United States
Auto/Motor Carrier	3,581

Total United States	3,581
Other Countries
Communications	2,182
Consumer	606
Retailing	906
Miscellaneous Industries	153

Total Other Countries	3,847

Total Bank Debt (cost $14,210)	13,208

Bonds
Brazil
Agriculture/Food	2,196

Total Brazil	2,196
Cyprus
Financial Services	2,046

Total Cyprus	2,046
Germany
Financial Services	2,489
Real Estate/Construction	2,003

Total Germany	4,492
India
Mining/Metals	3,169

Total India	3,169
United Kingdom
Consumer	2,015
Energy	710
Financial Services	3,403
Retailing	627

Total United Kingdom	6,755
United States
Alternative Energy	2,464
Collateralized Loan Obligations	3,826
Sovereign	11,723
Miscellaneous Industries	869

Total United States	18,882

CarVal Global Credit Fund
Combined Condensed Schedule of Investments
As of June 30, 2023
(all dollars are rounded to thousands (000))

Description of Investments	Fair Value

Investments, at fair value (continued)

Corporate Securities (continued)
Bonds (continued)
Other Countries
Building/Construction Products	806
Financial Services	594
Retailing	771
Utilities	680
Miscellaneous Industries	1,227

Total Other Countries	4,078

Total Bonds (cost $59,043)	41,618

Equity Investments
Argentina
Communications	127
Utilities	6,291

Total Argentina	6,418
Cyprus
Financial Services	4,713

Total Cyprus	4,713
Malta
Financial Services	2,121

Total Malta	2,121
United States
Communications	3,518
Liquidations*	816
Retailing	1,253
Miscellaneous Industries	843

Total United States	6,430
Other Countries
Miscellaneous Industries	167

Total Other Countries	167

Total Equity Investments (cost $30,060)	19,849

Trade/Liquidation Claims
United States
Financial Services	4,810
Liquidations	2,205

Total United States	7,015
Other Countries
Liquidations	250

Total Other Countries	250

Total Trade/Liquidation Claims (cost $2,719)	7,265

Total Corporate Securities (cost $106,032)	$81,940

*	Financial type presented above represents the form of the investment pre-bankruptcy.

CarVal Global Credit Fund
Combined Condensed Schedule of Investments
As of June 30, 2023
(all dollars are rounded to thousands (000))

Description of Investments	Fair Value

Investments, at fair value (continued)

Loan Portfolios
Debt Investments
United Kingdom
Commercial	$1,034

Total United Kingdom	1,034
Other Countries
Alternative Energy	1,014
Commercial	456

Total Other Countries	1,470

Total Debt Investments (cost $2,634)	2,504

Equity Investments
China
Commercial	1,552
Platform	628

Total China	2,180
Ireland
Commercial	2,847
Residential	1,988

Total Ireland	4,835
Netherlands
Commercial	7,158

Total Netherlands	7,158
United Kingdom
Commercial	1,734
Real Estate	1,423
Residential	65

Total United Kingdom	3,222
United States
Alternative Energy	31
Consumer	1,649
Platform	46
Real Estate	9,904
Residential	1,451

Total United States	13,081

CarVal Global Credit Fund
Combined Condensed Schedule of Investments
As of June 30, 2023
(all dollars are rounded to thousands (000))

Description of Investments	Fair Value

Investments, at fair value (continued)

Loan Portfolios (continued)
Equity Investments (continued)
Other Countries
Commercial	844
Consumer	1,472
Residential	599

Total Other Countries	2,915

Total Equity Investments (cost $32,573)	33,391

Total Loan Portfolios (cost $35,207)	$35,895

Special Opportunities
Equity Investments
Ireland
Aircraft
Aergo Capital Limited	$25,137

Total Ireland	25,137
Monaco
Vessels	1,108

Total Monaco	1,108

Total Equity Investments (cost $30,585)	26,245

Total Special Opportunities (cost $30,585)	$26,245

Structured Credit
Debt Investments
Ireland
Collateralized Loan Obligations	$3,459
Residential Mortgage-Backed Securities	5,128

Total Ireland	8,587
Italy
Commercial Mortgage-Backed Securities	2,665

Total Italy	2,665
Netherlands
Commercial Mortgage-Backed Securities	8,144

Total Netherlands	8,144
Spain
Consumer Asset-Backed Securities	1,433
Residential Mortgage-Backed Securities	3,280

Total Spain	4,713
United Kingdom
Asset-Backed Securities	8,091
Commercial Mortgage-Backed Securities	756
Consumer Asset-Backed Securities	12,850
Residential Mortgage-Backed Securities	765

Total United Kingdom	22,462

CarVal Global Credit Fund
Combined Condensed Schedule of Investments
As of June 30, 2023
(all dollars are rounded to thousands (000))

Description of Investments	Fair Value

Investments, at fair value (continued)

Structured Credit (continued)
Debt Investments (continued)
United States
Alternative Energy	3,473
Asset-Backed Securities	1,555
Collateralized Loan Obligations	5,552
Commercial Mortgage-Backed Securities^	16,599
Consumer Asset-Backed Securities	2,206
Residential Mortgage-Backed Securities
Mill City Residential Mortgage-Backed Securities	13,969
Other Residential Mortgage-Backed Securities	10,257

Total United States	53,611
Other Countries Consumer Asset-Backed Securities	2,399

Total Other Countries	2,399

Total Debt Investments (cost $102,580)	102,581

Total Structured Credit (cost $102,580)	$102,581

Total Investments, at fair value (cost $274,404)	$246,661

Investments Sold Short, at fair value

Corporate Securities
Bonds
Germany Sovereign	$963

Total Germany	963
United Kingdom Sovereign	1,555

Total United Kingdom	1,555

United States Communications	1,749
Consumer	1,353
Energy	3,041
Health Care	1,469
Leisure/Entertainment	973
Retailing	936
Sovereign	1,060
Technology	1,335
Miscellaneous Industries	2,567

Total United States	14,483

Total Bonds (proceeds $16,754)	17,001

^	There are no individual investments greater than 5% of net asset value included in balance.

CarVal Global Credit Fund
Combined Condensed Schedule of Investments
As of June 30, 2023
(all dollars are rounded to thousands (000))

Description of Investments	Fair Value

Investments Sold Short, at fair value (continued)

Corporate Securities (continued)
Equity Investments
Germany Financial Services	652

Total Germany	652

Total Equity Investments (proceeds $631)	652

Total Corporate Securities (proceeds $17,385)	$17,653

Total Investments Sold Short, at fair value (proceeds $17,385)	$17,653

Derivatives - Assets, at fair value
Options
China Sovereign	$—

Total China	—

Total Options (cost $4)	—

Swaps
Credit Default Swaps (Seller of Protection)
United States Index	243

Total United States	243
Interest Rate Swaps
Other Countries Miscellaneous Industries	1,080

Total Other Countries	1,080
Total Return Swaps
Other Countries Miscellaneous Industries	573

Total Other Countries	573

Total Swaps (cost $202)	1,896

Warrants
Other Countries Miscellaneous Industries	199

Total Other Countries	199

Total Warrants (cost $0)	199

Total Derivatives - Assets, at fair value (cost $206)	$2,095

CarVal Global Credit Fund
Combined Condensed Schedule of Investments
As of June 30, 2023
(all dollars are rounded to thousands (000))

Description of Investments	Fair Value
Derivatives - Liabilities, at fair value
Swaps
Credit Default Swaps (Seller of Protection)
Other Countries
Leisure/Entertainment	$69

Total Other Countries	69
Credit Default Swaps (Buyer of Protection)
Other Countries Miscellaneous Industries	24

Total Other Countries	24
Interest Rate Swaps
Other Countries Miscellaneous Industries	72

Total Other Countries	72
Total Return Swaps
Other Countries Miscellaneous Industries	134

Total Other Countries	134

Total Swaps (proceeds $78)	$299

Total Derivatives - Liabilities, at fair value (proceeds $78)	$299

CarVal Global Credit Fund
June 30, 2023 Financial Statements
SUPPLEMENTAL INFORMATION
The CarVal Global Credit Fund utilizes a “master fund/feeder fund” investment company structure (collectively referred to as the Fund) and is managed by AB CarVal Investors, L.P. The accompanying financial statements are unaudited, but have been prepared using the same basis as the annual financial statements (U.S. GAAP). Within the annual financial statements, detailed footnote disclosures are provided regarding the Fund’s significant accounting policies and other mechanical elements of the Fund. These policies and mechanics remain in effect and there have been no significant updates. Please refer to the annual audited financial statements where these are discussed in greater detail.
The accompanying financial statements have been consolidated and include the accounts of the following:

•	CarVal Global Credit Fund A L.P. (Feeder Fund)

•	CarVal Global Credit Fund B L.P. (Feeder Fund)

•	CarVal GCF Master Fund I LP (Master Fund)

•	CarVal GCF Master Fund II LP (Master Fund)

•	CarVal GCF Master Fund III, LLC (Master Fund)
Investment Valuation
The Fund applies the authoritative guidance for fair value measurements and disclosures, which establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value.
The following is a summary of the inputs used in valuing the Fund’s assets (liabilities) carried at fair value as of June 30, 2023 (in thousands (000)):

Asset Class	Level 1	Level 2	Level 3	Total
Corporate Securities - Net	$4,449	$22,685	$37,153	$64,287
Loan Portfolios	—	—	35,895	35,895
Special Opportunities	—	—	26,245	26,245
Structured Credit	—	47,505	55,076	102,581
Other Financial instruments – Net*	—	152	312	464

TOTAL	$4,449	$70,342	$154,681	$229,472

*	Other financial instruments include swaps, options, warrants and forward foreign currency contracts, and such amounts are presented at the on‑balance sheet fair value.

PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Statement of Assets and Liabilities. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 are included in Part A of this Registration Statement.

(2)	Exhibits:

(a)	(1) Certificate of Trust dated December 20, 2022.(1)

(2) Initial Declaration of Trust dated December 20, 2022.(2)

(3) Amended and Restated Declaration of Trust dated May 17, 2023.(2)

(b)	Bylaws dated May 17, 2023.(2)

(c)	Not applicable.

(d)	Multiple Class Plan.(3)

(e)	Dividend Reinvestment Plan.(3)

(f)	Not applicable.

(g)	Form of Investment Advisory Agreement between Registrant and AB CarVal Investors, L.P.(3)

(h)	(1) Form of Distribution Services Agreement.(3)

(2) Distribution and Shareholder Services Plan - See Exhibit (h)(1)

(3) Form of Dealer Agreement.(3)

(i)	Not applicable.

(j)	Form of Custody Agreement between Registrant and the Northern Trust Company.(3)

(k)	(1) Transfer Agency and Service Agreement between Registrant and AllianceBernstein Investor Services, Inc.(3)

(2) Form of Administrative Reimbursement Agreement between Registrant and AB CarVal Investors, L.P.(3)

(3) Form of Sub-Administration and Accounting Agreement between AB CarVal Investors, L.P. and State Street Bank(3)

(4) Form of Expense Limitation Agreement between Registrant and AB CarVal Investors, L.P.(3)

(l)	Opinion and Consent of Dechert LLP(3)

(m)	Not applicable.

(n)	(1) Consent of Independent Registered Public Accounting Firm(4)

(2) Consent of Independent Registered Public Accounting Firm(4)

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)	(1) Code of Ethics of the Registrant.(3)

(2) Code of Ethics of AB CarVal Investors, L.P.(3)

(3) Code of Business Conduct and Ethics of AllianceBernstein Investments, Inc. (principal underwriter of the Fund).(3)

(s)	Powers of Attorney.(2)

(1)	Incorporated herein by reference to the corresponding exhibit of the Registrant’s initial Registration Statement on Form N-2 (File Nos. 333-270884; 811-23858), filed on March 27, 2023.
(2)

Incorporated herein by reference to the corresponding exhibit of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos.333-270884; 811-23858), filed on August 4, 2023.

(3)	Incorporated by reference to the corresponding exhibit of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. ), filed on October 10, 2023.
(4)	Filed herewith.

EX-101 Inline Interactive Data File - the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

EX-101.INS.XBRL Taxonomy Instance Document

EX-101.SCH XBRL Taxonomy Schema Document

EX-101.CAL XBRL Taxonomy Calculation Linkbase Document

EX-101.DEF XBRL Taxonomy Definition Linkbase Document

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Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in the prospectus that forms a part of this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance or Distribution

All figures are estimates:

Registration fees	$73,800
Printing fees	$26,000
Accounting fees and expenses	$20,000
Legal fees and expense	$852,602
Miscellaneous	$—

Total Fees	$972,402

Item 28. Persons Controlled by or Under Common Control with the Registrant

None

Item 29. Number of Holders of Securities

As of September 29, 2023:

Title of Class	Number of Record Holders
Common shares of beneficial interest, no par value per share	1

Item 30. Indemnification

Reference is made to Article VII of the Amended and Restated Declaration of Trust. The Amended and Restated Declaration of Trust is incorporated by reference to Exhibit (a)(3).

In addition, the Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of Investment Advisor

See “Management” in the Statement of Additional Information. Information as to the directors and officers of AB CarVal Investors, L.P., the Registrant’s investment adviser, is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

Item 32. Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of [●] and AB CarVal Investors, L.P., 1601 Utica Ave South, Suite 1000, Minneapolis, MN 55416.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.

The Registrant undertakes to suspend the offering of its Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten per-cent from its net asset value as of the effective date of the registration statement, or (2) the net asset value in-creases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	The Registrant undertakes:

a.	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

i.	To include any prospectus required by Section 10(a)(3) of the Securities Act;

ii.

To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post- effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

iii.

To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement

b.

That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c.	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.	that, for the purpose of determining liability under the Securities Act to any purchaser:

i.	If the Registrant is relying on Rule 430B:

1.

Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

2.

Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

ii.

If the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e.	That for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

i.	Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

ii.	Free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

iii.

The portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

iv.	Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	The Registrant undertakes that:

a.

For the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

b.

For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	Not applicable.

6.	Not applicable.

7.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this pre-effective amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis, and State of Minnesota, on the 31st day of October, 2023.

AB CarVal Opportunistic Credit Fund (A Delaware statutory trust)

By:	/s/ James Ganley
James Ganley
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this pre-effective amendment to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ James Ganley	President and Principal Executive Officer	October 31, 2023
James Ganley

/s/ Matthew Johnson	Treasurer, Principal Financial Officer, Principal Accounting Officer	October 31, 2023
Matthew Johnson

*	Trustee	October 31, 2023
Matthew Bass

*	Trustee	October 31, 2023
Kate Whalen

*	Trustee	October 31, 2023
John G. Jordan

*	Trustee	October 31, 2023
Terry Sebastian

*	Trustee	October 31, 2023
Richard Pontin

By:	/s/ Taylor Wilkins
Taylor Wilkins, Attorney-in-Fact *Pursuant to Power of Attorney

EXHIBIT INDEX

(n)(1)	Consent of Independent Registered Public Accounting Firm

(n)(2)	Consent of Independent Registered Public Accounting Firm